UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1.

Reports to Stockholders

Fidelity® OTC Portfolio Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	24.34%	18.75%	15.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

See above for additional information regarding the performance of Fidelity® OTC Portfolio.

Period Ending Values
$41,958	Fidelity® OTC Portfolio
$36,912	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Sonu Kalra:  For the fiscal year, the fund's share classes advanced about 24%, outpacing the 22.13% gain of the benchmark, the Nasdaq Composite Index®. Versus the benchmark, choices in information technology, which made up more than half of the fund's assets for the 12 months, contributed the most. Picks in the consumer discretionary sector also helped versus the index. French videogame maker UbiSoft Entertainment, a non-index stock, added more value than any other position. The fund's shares of UbiSoft returned about 74% for the period. This firm reported strong quarterly financial results, driven by sales of popular titles, such as Far Cry® 5 and Assassin's Creed® Origins. An overweighting in Nutanix (+130%), a cloud-based storage provider, also contributed notably. Of note, we pared the fund’s positions in each of these holdings by period end to take profits. Conversely, choices in health care detracted. This included the fund’s stake in Tesaro (-72%). The biotechnology firm’s drug for ovarian cancer got off to a slow start, disappointing investors. The fund’s sizable position in Tesla (-8%) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 16, 2017, Sonu Kalra and Chris Lin became the fund's Lead Portfolio Manager and Co-Manager, respectively, succeeding Gavin Baker.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Apple, Inc.	8.7
Amazon.com, Inc.	7.6
Alphabet, Inc. Class A	7.2
Microsoft Corp.	4.9
Facebook, Inc. Class A	4.3
Activision Blizzard, Inc.	3.6
NVIDIA Corp.	3.2
Alphabet, Inc. Class C	2.7
Ubisoft Entertainment SA	2.2
Tesla, Inc.	2.1
46.5

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	58.8
Consumer Discretionary	19.9
Health Care	9.7
Financials	4.7
Consumer Staples	3.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	97.4%
Convertible Securities	2.6%

 * Foreign investments - 8.2%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 0.0%
Veoneer, Inc. (a)	43,800	$2,291
Automobiles - 2.1%
Tesla, Inc. (a)(b)	1,441,421	429,745
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. (a)	117,500	6,410
Weight Watchers International, Inc. (a)	198,200	17,745
		24,155
Hotels, Restaurants & Leisure - 2.5%
Bluegreen Vacations Corp.	483,200	12,423
Caesars Entertainment Corp. (a)	734,800	8,303
Chipotle Mexican Grill, Inc. (a)	67,300	29,185
Churchill Downs, Inc.	311,800	89,159
Del Frisco's Restaurant Group, Inc. (a)	494,300	4,226
Eldorado Resorts, Inc. (a)	44,900	1,924
Hilton Grand Vacations, Inc. (a)	517,000	17,883
Hilton Worldwide Holdings, Inc.	121,000	9,518
International Game Technology PLC	245,700	6,211
Marriott International, Inc. Class A	1,664,600	212,802
Marriott Vacations Worldwide Corp.	27,400	3,264
Planet Fitness, Inc. (a)	462,400	21,973
Restaurant Brands International, Inc.	69,100	4,408
Royal Caribbean Cruises Ltd.	142,200	16,034
Texas Roadhouse, Inc. Class A	161,100	10,124
U.S. Foods Holding Corp. (a)	1,111,300	37,573
Vail Resorts, Inc.	9,362	2,592
Wingstop, Inc.	508,520	25,095
Wyndham Destinations, Inc.	46,000	2,122
		514,819
Internet & Direct Marketing Retail - 10.9%
Amazon.com, Inc. (a)	882,608	1,568,783
Groupon, Inc. (a)	15,337,853	71,781
JD.com, Inc. sponsored ADR (a)	757,350	27,159
Netflix, Inc. (a)	836,460	282,263
The Booking Holdings, Inc. (a)	96,060	194,879
Wayfair LLC Class A (a)(b)	970,868	105,650
		2,250,515
Media - 0.1%
China Literature Ltd. (a)(c)	743,800	6,221
The Walt Disney Co.	94,000	10,675
Turn, Inc. (Escrow) (a)(d)(e)	1,199,041	797
		17,693
Multiline Retail - 1.8%
Avenue Supermarts Ltd. (a)(c)	101,832	2,462
Dollar Tree, Inc. (a)	3,976,200	362,948
		365,410
Specialty Retail - 1.2%
Burlington Stores, Inc. (a)	164,900	25,198
Five Below, Inc. (a)	306,300	29,760
Lowe's Companies, Inc.	666,300	66,190
Michaels Companies, Inc. (a)	112,100	2,288
Ross Stores, Inc.	1,121,000	98,009
Ulta Beauty, Inc. (a)	112,410	27,472
Urban Outfitters, Inc. (a)	200,100	8,884
		257,801
Textiles, Apparel & Luxury Goods - 1.2%
Carbon Black, Inc.	30,800	639
Columbia Sportswear Co.	77,800	6,767
Crinetics Pharmaceuticals, Inc. (a)	95,500	2,350
Despegar.com Corp. (b)	406,400	8,543
G-III Apparel Group Ltd. (a)	194,900	8,907
GreenSky, Inc. Class A	170,400	2,948
Homology Medicines, Inc. (a)(b)	152,300	2,682
Kering SA	111,200	59,294
lululemon athletica, Inc. (a)	1,052,474	126,244
LVMH Moet Hennessy - Louis Vuitton SA	5,927	2,065
Pinduoduo, Inc. ADR	162,900	3,680
Prada SpA	1,916,400	9,119
PVH Corp.	78,700	12,082
Rubius Therapeutics, Inc. (a)	100,500	2,111
Scholar Rock Holding Corp.	100,500	1,632
Under Armour, Inc. Class C (non-vtg.) (a)	146,700	2,749
		251,812

TOTAL CONSUMER DISCRETIONARY		4,114,241

CONSUMER STAPLES - 2.9%
Beverages - 0.8%
Keurig Dr. Pepper, Inc.	318,900	7,657
Monster Beverage Corp. (a)	975,540	58,552
PepsiCo, Inc.	831,700	95,646
		161,855
Food & Staples Retailing - 1.5%
BJ's Wholesale Club Holdings, Inc.	892,000	22,113
Costco Wholesale Corp.	1,145,683	250,572
Performance Food Group Co. (a)	1,114,900	39,969
		312,654
Food Products - 0.5%
Darling International, Inc. (a)	425,700	8,552
Mondelez International, Inc.	863,752	37,470
The Kraft Heinz Co.	1,021,600	61,551
		107,573
Personal Products - 0.1%
Coty, Inc. Class A	1,139,100	15,275

TOTAL CONSUMER STAPLES		597,357

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	40,900	2,992
Andeavor	31,400	4,712
BP PLC sponsored ADR	126,314	5,695
Cenovus Energy, Inc.	189,900	1,905
Centennial Resource Development, Inc. Class A (a)	1,030,700	18,511
Delek U.S. Holdings, Inc.	76,600	4,084
Diamondback Energy, Inc.	852,000	112,421
EOG Resources, Inc.	15,700	2,024
Extraction Oil & Gas, Inc. (a)	401,108	6,065
Marathon Petroleum Corp.	24,500	1,980
Reliance Industries Ltd.	1,937,273	33,561
Valero Energy Corp.	49,500	5,858
Whiting Petroleum Corp. (a)	821,700	40,797
		240,605
FINANCIALS - 4.7%
Banks - 1.7%
Bank of America Corp.	644,700	19,908
Bank of the Ozarks, Inc.	347,100	14,196
BOK Financial Corp.	55,600	5,412
Citigroup, Inc.	300,100	21,574
Commerce Bancshares, Inc.	711,986	47,561
Cullen/Frost Bankers, Inc.	81,400	8,994
Fifth Third Bancorp	334,700	9,904
Huntington Bancshares, Inc.	7,737,500	119,467
Investors Bancorp, Inc.	2,669,000	33,416
PacWest Bancorp	1,035,200	51,988
UMB Financial Corp.	346,200	24,888
		357,308
Capital Markets - 2.4%
BlackRock, Inc. Class A	46,100	23,177
Carlyle Group LP	630,500	15,353
Cboe Global Markets, Inc.	40,800	3,963
Charles Schwab Corp.	337,300	17,223
CME Group, Inc.	155,600	24,759
E*TRADE Financial Corp. (a)	906,520	54,219
Monex Group, Inc. (b)	600,400	2,985
Morgan Stanley	167,900	8,489
Northern Trust Corp.	888,700	97,064
T. Rowe Price Group, Inc.	16,600	1,977
TD Ameritrade Holding Corp.	4,029,500	230,286
Virtu Financial, Inc. Class A	389,200	7,842
		487,337
Consumer Finance - 0.6%
Capital One Financial Corp.	1,227,300	115,759
Diversified Financial Services - 0.0%
Allakos, Inc. (a)	59,700	2,434
GDS Holdings Ltd. ADR (a)	67,900	1,482
		3,916

TOTAL FINANCIALS		964,320

HEALTH CARE - 9.2%
Biotechnology - 6.7%
Acceleron Pharma, Inc. (a)	44,100	1,921
Adamas Pharmaceuticals, Inc. (a)(b)	143,100	3,403
Agios Pharmaceuticals, Inc. (a)	148,535	12,835
Alexion Pharmaceuticals, Inc. (a)	1,094,089	145,470
Alkermes PLC (a)	1,236,536	54,222
Alnylam Pharmaceuticals, Inc. (a)	277,300	26,344
Amgen, Inc.	1,173,434	230,638
AnaptysBio, Inc. (a)	101,300	7,934
Arena Pharmaceuticals, Inc. (a)	134,300	5,183
Atara Biotherapeutics, Inc. (a)	40,700	1,528
Audentes Therapeutics, Inc. (a)	49,600	1,867
BeiGene Ltd. ADR (a)	52,900	10,033
BioMarin Pharmaceutical, Inc. (a)	152,256	15,311
bluebird bio, Inc. (a)	389,726	60,369
Blueprint Medicines Corp. (a)	151,900	9,044
Celgene Corp. (a)	171,000	15,405
Cellectis SA sponsored ADR (a)(b)	402,400	11,629
Chimerix, Inc. (a)	52,700	236
Coherus BioSciences, Inc. (a)	1,199,902	22,858
CytomX Therapeutics, Inc. (a)	485,000	12,775
CytomX Therapeutics, Inc. (a)(c)	244,269	6,434
DBV Technologies SA sponsored ADR (a)	1,065,500	19,211
Deciphera Pharmaceuticals, Inc. (a)	50,800	1,748
Denali Therapeutics, Inc. (a)(b)	829,800	10,447
Dicerna Pharmaceuticals, Inc. (a)	307,207	3,871
Editas Medicine, Inc. (a)	200,244	5,955
Epizyme, Inc. (a)	127,000	1,638
FibroGen, Inc. (a)	195,200	12,317
Flexion Therapeutics, Inc. (a)(b)	124,500	2,971
GenSight Biologics SA (a)(c)	243,848	613
Heron Therapeutics, Inc. (a)	1,252,815	46,918
ImmunoGen, Inc.(a)	373,100	3,470
Intercept Pharmaceuticals, Inc. (a)	417,919	38,089
Ionis Pharmaceuticals, Inc. (a)	428,902	18,734
Iovance Biotherapeutics, Inc. (a)	360,400	5,118
Ironwood Pharmaceuticals, Inc. Class A (a)	1,934,842	37,304
Jounce Therapeutics, Inc. (a)(b)	561,463	3,964
Macrogenics, Inc. (a)	162,600	3,358
Madrigal Pharmaceuticals, Inc. (a)	6,500	1,671
Neurocrine Biosciences, Inc. (a)	811,400	81,538
Ovid Therapeutics, Inc. (a)	300,536	2,999
Portola Pharmaceuticals, Inc. (a)	319,598	11,442
Regeneron Pharmaceuticals, Inc. (a)	561,800	206,748
Sage Therapeutics, Inc. (a)	233,275	33,666
Sarepta Therapeutics, Inc. (a)	289,300	33,628
Spark Therapeutics, Inc. (a)	334,290	25,647
Spectrum Pharmaceuticals, Inc. (a)	371,400	7,907
Surface Oncology, Inc.	133,100	1,472
TESARO, Inc. (a)(b)	701,600	24,437
Trevena, Inc. (a)	512,521	789
Ultragenyx Pharmaceutical, Inc. (a)	112,096	8,868
uniQure B.V. (a)	535,500	16,542
Vertex Pharmaceuticals, Inc. (a)	145,900	25,540
Xencor, Inc. (a)	744,287	27,702
Zai Lab Ltd. ADR	130,900	2,869
		1,384,630
Health Care Equipment & Supplies - 0.8%
Align Technology, Inc. (a)	42,700	15,229
AxoGen, Inc. (a)	86,000	3,864
Boston Scientific Corp. (a)	812,400	27,305
DexCom, Inc. (a)	122,300	11,634
Inogen, Inc. (a)	32,500	6,476
Insulet Corp. (a)	103,500	8,607
Intuitive Surgical, Inc. (a)	146,746	74,575
Quanterix Corp. (a)	229,300	3,437
ViewRay, Inc. (a)(b)	431,200	5,140
		156,267
Health Care Providers & Services - 0.3%
G1 Therapeutics, Inc. (a)	322,672	16,569
National Vision Holdings, Inc.	597,595	24,298
Neuronetics, Inc.	44,300	1,105
OptiNose, Inc.	472,328	9,612
OptiNose, Inc. (c)	382,170	7,777
R1 RCM, Inc. (a)	723,402	5,802
UnitedHealth Group, Inc.	8,100	2,051
		67,214
Health Care Technology - 0.5%
athenahealth, Inc. (a)	615,283	92,729
Castlight Health, Inc. Class B (a)	53,000	175
Teladoc, Inc. (a)	197,200	11,802
		104,706
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	7,100	2,303
Pharmaceuticals - 0.9%
Akcea Therapeutics, Inc.	119,720	3,786
Allergan PLC	26,500	4,878
AstraZeneca PLC sponsored ADR	612,800	23,979
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(d)(e)(f)(g)	30,303	15,454
Chiasma, Inc. (a)	779,500	1,091
Collegium Pharmaceutical, Inc. (a)(b)	659,300	12,705
Dova Pharmaceuticals, Inc. (a)(b)	313,700	6,767
Intra-Cellular Therapies, Inc. (a)	127,636	2,562
Jazz Pharmaceuticals PLC (a)	151,600	26,239
MyoKardia, Inc. (a)	112,731	6,471
Nektar Therapeutics (a)	859,200	45,194
The Medicines Company (a)	237,700	9,444
Theravance Biopharma, Inc. (a)	180,900	4,333
Zogenix, Inc. (a)	284,300	16,134
		179,037

TOTAL HEALTH CARE		1,894,157

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	203,488	34,389
Class C (d)(e)	7,092	1,199
United Technologies Corp.	31,500	4,276
		39,864
Air Freight & Logistics - 0.0%
Air Transport Services Group, Inc. (a)	46,124	1,039
Expeditors International of Washington, Inc.	27,100	2,064
		3,103
Airlines - 0.6%
American Airlines Group, Inc.	1,272,432	50,312
Spirit Airlines, Inc. (a)	677,700	29,439
United Continental Holdings, Inc. (a)	537,300	43,199
Wheels Up Partners Holdings LLC Series B (a)(d)(e)(f)	1,760,377	2,764
		125,714
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	89,600	5,142
Evoqua Water Technologies Corp. (a)	268,400	5,728
Tomra Systems ASA	194,000	4,010
		14,880
Construction & Engineering - 0.0%
Dycom Industries, Inc. (a)	21,300	1,899
Machinery - 0.1%
Deere & Co.	53,300	7,717
PACCAR, Inc.	162,200	10,660
		18,377
Professional Services - 0.0%
CoStar Group, Inc. (a)	4,900	2,038
Recruit Holdings Co. Ltd.	72,800	1,995
		4,033
Road & Rail - 0.3%
J.B. Hunt Transport Services, Inc.	328,191	39,350
Knight-Swift Transportation Holdings, Inc. Class A	426,000	13,866
Old Dominion Freight Lines, Inc.	92,100	13,520
		66,736
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	283,900	12,486

TOTAL INDUSTRIALS		287,092

INFORMATION TECHNOLOGY - 57.2%
Communications Equipment - 0.0%
Arista Networks, Inc. (a)	20,800	5,319
Cisco Systems, Inc.	83,900	3,548
Lumentum Holdings, Inc. (a)(b)	39,200	2,048
		10,915
Electronic Equipment & Components - 0.0%
II-VI, Inc. (a)	47,100	1,846
IPG Photonics Corp. (a)	25,000	4,101
Jabil, Inc.	72,500	2,042
		7,989
Internet Software & Services - 19.8%
2U, Inc. (a)	198,241	14,999
Akamai Technologies, Inc. (a)	527,100	39,670
Alibaba Group Holding Ltd. sponsored ADR (a)	95,600	17,899
Alphabet, Inc.:
Class A(a)	1,212,827	1,488,406
Class C (a)	452,169	550,407
ANGI Homeservices, Inc. Class A (a)	1,465,100	23,017
Carbonite, Inc. (a)	112,300	3,852
CarGurus, Inc. Class A (b)	1,818,249	78,821
Delivery Hero AG (c)	45,500	2,585
DocuSign, Inc. (b)	53,400	2,878
Dropbox, Inc.:
Class A (a)(b)	92,800	2,484
Class B	221,016	5,621
eBay, Inc. (a)	990,500	33,132
Facebook, Inc. Class A (a)	5,135,614	886,304
GMO Internet, Inc.	352,000	7,464
GoDaddy, Inc. (a)	875,100	64,425
GrubHub, Inc. (a)	29,400	3,584
HUYA, Inc. ADR (b)	312,900	10,075
IAC/InterActiveCorp (a)	250,745	36,922
Instructure, Inc. (a)	190,579	7,375
Match Group, Inc. (a)(b)	541,900	19,573
MercadoLibre, Inc.	188,600	64,673
Mercari, Inc. (a)	43,600	1,837
Mimecast Ltd. (a)	50,900	1,828
MINDBODY, Inc. (a)	881,900	32,939
Momo, Inc. ADR (a)	402,600	16,515
NetEase, Inc. ADR	175,440	45,264
New Relic, Inc. (a)	682,083	66,640
Nutanix, Inc.:
Class A (a)	2,940,440	143,758
Class B (a)(c)	311,503	15,229
Shopify, Inc. Class A (a)	538,726	75,049
Stamps.com, Inc. (a)	23,600	6,160
Tencent Holdings Ltd.	1,503,800	68,445
Tencent Holdings Ltd. sponsored ADR	935,500	42,752
The Trade Desk, Inc. (a)	167,400	14,115
Twilio, Inc. Class A (a)	264,558	15,315
Twitter, Inc. (a)	61,500	1,960
Wix.com Ltd. (a)	245,500	23,323
Yahoo!, Inc. (a)	1,518,000	111,497
YY, Inc. ADR (a)	117,300	10,936
Zillow Group, Inc.:
Class A (a)	1,300	73
Class C (a)	351,800	19,595
		4,077,396
IT Services - 2.3%
Adyen BV (c)	32,075	20,494
Alliance Data Systems Corp.	36,800	8,276
AppNexus, Inc. warrants (a)(d)(e)	1	0
FleetCor Technologies, Inc. (a)	18,500	4,015
Global Payments, Inc.	138,200	15,557
MasterCard, Inc. Class A	163,600	32,393
Netcompany Group A/S	74,400	2,706
PayPal Holdings, Inc. (a)	3,272,700	268,820
Square, Inc. (a)	1,030,199	66,602
Total System Services, Inc.	24,200	2,215
Visa, Inc. Class A	252,500	34,527
Worldpay, Inc. (a)	120,500	9,904
		465,509
Semiconductors & Semiconductor Equipment - 9.0%
Acacia Communications, Inc. (a)	384,200	12,348
Advanced Micro Devices, Inc. (a)	1,535,100	28,138
Analog Devices, Inc.	1,147,200	110,292
ASML Holding NV	48,800	10,443
Broadcom, Inc.	1,028,166	228,016
Intel Corp.	1,604,600	77,181
Marvell Technology Group Ltd.	6,968,936	148,508
Micron Technology, Inc. (a)	3,247,544	171,438
Monolithic Power Systems, Inc.	48,600	6,448
NVIDIA Corp.	2,658,901	651,058
NXP Semiconductors NV (a)	306,500	29,222
Qorvo, Inc. (a)	261,800	21,405
Qualcomm, Inc.	4,882,276	312,905
Renesas Electronics Corp. (a)	1,366,600	12,173
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	297,900	12,276
United Microelectronics Corp. sponsored ADR	3,297,983	9,234
Xilinx, Inc.	109,000	7,856
		1,848,941
Software - 17.4%
Activision Blizzard, Inc.	10,202,309	749,054
Adobe Systems, Inc. (a)	947,300	231,785
Altair Engineering, Inc. Class A (a)	70,500	2,475
Atlassian Corp. PLC (a)	1,271,585	92,075
Atom Tickets LLC (a)(d)(e)(f)	516,103	3,000
Autodesk, Inc. (a)	1,356,720	174,257
Avalara, Inc.	27,368	1,049
Ceridian HCM Holding, Inc.	62,200	2,038
Citrix Systems, Inc. (a)	122,400	13,460
Dataminr, Inc. Series E (e)	950,001	18,905
Electronic Arts, Inc. (a)	183,300	23,600
Ellie Mae, Inc. (a)	38,600	3,830
HIVE Blockchain Technologies Ltd. (a)(b)	2,883,100	1,862
HIVE Blockchain Technologies Ltd. warrants 11/14/19 (a)	2,163,600	166
HubSpot, Inc. (a)	742,480	92,142
Intuit, Inc.	604,900	123,545
Microsoft Corp.	9,501,999	1,007,972
Nintendo Co. Ltd. ADR	389,500	16,620
Parametric Technology Corp. (a)	54,900	5,046
Paycom Software, Inc. (a)(b)	274,632	29,180
Paylocity Holding Corp. (a)	188,400	10,927
Pegasystems, Inc.	31,900	1,774
Pluralsight, Inc.	210,500	4,886
Proofpoint, Inc. (a)	125,600	14,325
Red Hat, Inc. (a)	252,700	35,689
SailPoint Technologies Holding, Inc. (a)	224,700	5,413
Salesforce.com, Inc. (a)	1,605,048	220,132
SendGrid, Inc. (a)	313,200	7,996
ServiceNow, Inc. (a)	13,700	2,411
Smartsheet, Inc.	43,000	925
Snap, Inc. Class A (a)(b)	1,077,300	13,466
Splunk, Inc. (a)	76,200	7,323
Take-Two Interactive Software, Inc. (a)	85,600	9,675
Talend SA ADR (a)	82,000	4,850
Tanium, Inc. Class B (a)(d)(e)	392,200	2,661
Ubisoft Entertainment SA (a)	4,094,652	452,186
Ultimate Software Group, Inc. (a)	23,500	6,507
Workday, Inc. Class A (a)	165,700	20,550
Zendesk, Inc. (a)	3,134,284	170,724
Zynga, Inc. (a)	448,800	1,701
		3,586,182
Technology Hardware, Storage & Peripherals - 8.7%
Apple, Inc.	9,448,260	1,797,913

TOTAL INFORMATION TECHNOLOGY		11,794,845

MATERIALS - 0.5%
Chemicals - 0.5%
CF Industries Holdings, Inc.	182,400	8,102
FMC Corp.	52,180	4,690
LG Chemical Ltd.	13,965	4,703
LyondellBasell Industries NV Class A	794,800	88,056
Nutrien Ltd.	37,400	2,031
The Chemours Co. LLC	96,100	4,402
		111,984
Construction Materials - 0.0%
Loma Negra Compania Industrial Argentina SA ADR (a)	268,400	3,017

TOTAL MATERIALS		115,001

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Ant International Co. Ltd. (d)(e)	6,818,398	38,251
Equinix, Inc.	44,300	19,460
		57,711
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)(e)	29,911	3,065

TOTAL REAL ESTATE		60,776

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	191,700	4,430
T-Mobile U.S., Inc. (a)	200,890	12,053
		16,483
TOTAL COMMON STOCKS
(Cost $12,037,918)		20,084,877

Convertible Preferred Stocks - 2.6%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Handy Technologies, Inc. Series C (a)(d)(e)	415,643	2,436
Internet & Direct Marketing Retail - 0.0%
One Kings Lane, Inc. Series E (Escrow) (a)(d)(e)	648,635	259
The Honest Co., Inc. Series D (a)(d)(e)	75,268	1,476
		1,735

TOTAL CONSUMER DISCRETIONARY		4,171

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (d)(e)	93,930	38,507
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(d)(e)	620,983	5,823
HEALTH CARE - 0.5%
Biotechnology - 0.3%
23andMe, Inc.:
Series E (a)(d)(e)	1,817,170	31,528
Series F (d)(e)	683,367	11,856
Moderna Therapeutics, Inc.:
Series B (a)(d)(e)	1,193,491	12,007
Series C (a)(d)(e)	453,177	4,559
		59,950
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (a)(d)(e)	4,342,250	30,981

TOTAL HEALTH CARE		90,931

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	62,037	10,484
Series H (d)(e)	65,670	11,098
		21,582
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)(e)	335,546	1,735

TOTAL INDUSTRIALS		23,317

INFORMATION TECHNOLOGY - 1.6%
Internet Software & Services - 1.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(d)(e)	4,896,249	222
Lyft, Inc.:
Series H (d)(e)	595,228	28,186
Series I (d)(e)	642,291	30,415
Pinterest, Inc. Series G, 8.00% (a)(d)(e)	139,290	826
Reddit, Inc.:
Series B (d)(e)	1,337,584	45,411
Series C (d)(e)	300,673	10,208
Starry, Inc. Series B (a)(d)(e)	1,811,120	1,670
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)(e)	2,234,768	89,391
Series E, 8.00% (a)(d)(e)	148,620	5,945
		212,274
IT Services - 0.2%
AppNexus, Inc.:
Series E (a)(d)(e)	1,416,796	28,478
Series F (a)(d)(e)	90,913	2,364
		30,842
Software - 0.4%
Bracket Computing, Inc. Series C (a)(d)(e)	1,877,241	3,360
Cloudflare, Inc. Series D, 8.00% (a)(d)(e)	395,787	3,946
Dataminr, Inc. Series D (a)(d)(e)	2,219,446	44,167
Delphix Corp. Series D (a)(d)(e)	427,177	3,110
Jello Labs, Inc. Series C (a)(d)(e)	302,678	3,823
Taboola.Com Ltd. Series E (a)(d)(e)	1,918,392	33,438
		91,844

TOTAL INFORMATION TECHNOLOGY		334,960

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
WeWork Companies, Inc.:
Series E (a)(d)(e)	269,198	27,587
Series F (a)(d)(e)	14,513	1,487
		29,074
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(d)(e)	2,113,909	2,706
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $375,723)		529,489

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.96% (h)	16,085,085	16,088
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	484,788,035	484,837
TOTAL MONEY MARKET FUNDS
(Cost $500,925)		500,925
TOTAL INVESTMENT IN SECURITIES - 102.4%
(Cost $12,914,566)		21,115,291
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(486,893)
NET ASSETS - 100%		$20,628,398

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,815,000 or 0.3% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $631,069,000 or 3.1% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
23andMe, Inc. Series F	8/31/17	$9,488
Altiostar Networks, Inc. Series A1	1/10/17	$9,724
Ant International Co. Ltd.	5/16/18	$38,251
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$28,382
AppNexus, Inc. Series F	8/23/16	$2,364
AppNexus, Inc. warrants	8/23/16	$0
Atom Tickets LLC	8/15/17	$3,000
Bracket Computing, Inc. Series C	9/9/15	$14,766
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$10,000
Cloudflare, Inc. Series D, 8.00%	11/5/14	$2,424
Clover Health Series D	6/7/17	$5,823
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Delphix Corp. Series D	7/10/15	$3,845
Handy Technologies, Inc. Series C	10/14/15	$2,436
Jello Labs, Inc. Series C	12/22/16	$4,899
Jet.Com, Inc. Series B1 (Escrow)	9/9/16	$0
Lyft, Inc. Series H	11/22/17	$23,658
Lyft, Inc. Series I	6/27/18	$30,415
Moderna Therapeutics, Inc. Series B	4/13/17	$6,922
Moderna Therapeutics, Inc. Series C	4/13/17	$2,633
Mulberry Health, Inc. Series A8	1/20/16	$29,331
One Kings Lane, Inc. Series E (Escrow)	1/29/14	$429
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Roofoods Ltd. Series F	9/12/17	$33,211
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
Tanium, Inc. Class B	4/21/17	$1,947
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. (Escrow)	4/11/17	$863
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$34,668
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$4,952
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$738
Fidelity Securities Lending Cash Central Fund	7,477
Total	$8,215

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
athenahealth, Inc.	$326,198	$--	$234,957	$--	$32,563	$(31,075)	$--
Criteo SA sponsored ADR	266,048	--	185,723	--	3,728	(84,053)	--
Groupon, Inc.	209,589	--	196,964	--	(134,828)	193,984	--
Ubisoft Entertainment SA	677,873	--	599,925	--	519,851	(145,613)	--
Wingstop, Inc.	49,616	--	42,831	1,174	9,346	10,012	--
Total	$1,529,324	$--	$1,260,400	$1,174	$430,660	$(56,745)	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$4,118,412	$4,111,379	$2,065	$4,968
Consumer Staples	635,864	597,357	--	38,507
Energy	240,605	240,605	--	--
Financials	970,143	964,320	--	5,823
Health Care	1,985,088	1,878,703	--	106,385
Industrials	310,409	246,745	1,995	61,669
Information Technology	12,129,805	11,696,213	74,066	359,526
Materials	115,001	115,001	--	--
Real Estate	89,850	19,460	--	70,390
Telecommunication Services	19,189	16,483	--	2,706
Money Market Funds	500,925	500,925	--	--
Total Investments in Securities:	$21,115,291	$20,387,191	$78,126	$649,974

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$276,076
Net Realized Gain (Loss) on Investment Securities	1,696
Net Unrealized Gain (Loss) on Investment Securities	26,769
Cost of Purchases	71,458
Proceeds of Sales	(16,473)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$359,526
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$30,294
Other Investments in Securities
Beginning Balance	$210,038
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	23,441
Cost of Purchases	97,811
Proceeds of Sales	(40,842)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$290,448
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$44,787

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $485,891) — See accompanying schedule: Unaffiliated issuers (cost $12,413,641)	$20,614,366
Fidelity Central Funds (cost $500,925)	500,925
Total Investment in Securities (cost $12,914,566)		$21,115,291
Cash		619
Foreign currency held at value (cost $51)		51
Receivable for investments sold		59,116
Receivable for fund shares sold		18,589
Dividends receivable		1,471
Distributions receivable from Fidelity Central Funds		746
Prepaid expenses		53
Other receivables		907
Total assets		21,196,843
Liabilities
Payable for investments purchased	$45,740
Payable for fund shares redeemed	21,282
Accrued management fee	12,784
Other affiliated payables	1,972
Other payables and accrued expenses	1,832
Collateral on securities loaned	484,835
Total liabilities		568,445
Net Assets		$20,628,398
Net Assets consist of:
Paid in capital		$11,676,525
Accumulated net investment loss		(19,053)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		771,238
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,199,688
Net Assets		$20,628,398
OTC:
Net Asset Value, offering price and redemption price per share ($13,340,445 ÷ 1,067,232 shares)		$12.50
Class K:
Net Asset Value, offering price and redemption price per share ($7,287,953 ÷ 575,304 shares)		$12.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends (including $1,174 earned from other affiliated issuers)		$121,380
Interest		136
Income from Fidelity Central Funds (including $7,477 from security lending)		8,215
Total income		129,731
Expenses
Management fee
Basic fee	$108,402
Performance adjustment	23,144
Transfer agent fees	21,942
Accounting and security lending fees	1,807
Custodian fees and expenses	368
Independent trustees' fees and expenses	77
Registration fees	404
Audit	97
Legal	44
Interest	20
Miscellaneous	120
Total expenses before reductions	156,425
Expense reductions	(920)
Total expenses after reductions		155,505
Net investment income (loss)		(25,774)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	560,040
Fidelity Central Funds	82
Other affiliated issuers	430,660
Foreign currency transactions	(18)
Total net realized gain (loss)		990,764
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,007)	3,007,727
Fidelity Central Funds	(26)
Other affiliated issuers	(56,745)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		2,950,958
Net gain (loss)		3,941,722
Net increase (decrease) in net assets resulting from operations		$3,915,948

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(25,774)	$(18,864)
Net realized gain (loss)	990,764	1,654,079
Change in net unrealized appreciation (depreciation)	2,950,958	1,836,371
Net increase (decrease) in net assets resulting from operations	3,915,948	3,471,586
Distributions to shareholders from net realized gain	(808,260)	(413,520)
Total distributions	(808,260)	(413,520)
Share transactions - net increase (decrease)	1,722,903	(614,015)
Total increase (decrease) in net assets	4,830,591	2,444,051
Net Assets
Beginning of period	15,797,807	13,353,756
End of period	$20,628,398	$15,797,807
Other Information
Accumulated net investment loss end of period	$(19,053)	$(136)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$10.57	$8.53	$8.70	$8.12	$7.90
Income from Investment Operations
Net investment income (loss)B	(.02)	(.02)	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.48	2.33	.29	1.62	1.28
Total from investment operations	2.46	2.31	.28	1.61	1.27
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	(.53)	(.27)	(.45)	(1.03)	(1.04)
Total distributions	(.53)	(.27)	(.45)	(1.03)	(1.05)
Net asset value, end of period	$12.50	$10.57	$8.53	$8.70	$8.12
Total ReturnC	24.34%	27.97%	3.68%	21.34%	17.96%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.81%	.91%	.83%	.77%
Expenses net of fee waivers, if any	.88%	.81%	.91%	.83%	.77%
Expenses net of all reductions	.88%	.81%	.90%	.83%	.76%
Net investment income (loss)	(.17)%	(.16)%	(.07)%	(.13)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$13,340	$12,136	$9,845	$9,710	$7,870
Portfolio turnover rateF	38%G	71%G	56%G	66%G	106%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$10.70	$8.62	$8.79	$8.20	$7.96
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	–C	–C	–C
Net realized and unrealized gain (loss)	2.52	2.36	.29	1.63	1.30
Total from investment operations	2.51	2.35	.29	1.63	1.30
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	(.54)	(.27)	(.46)	(1.04)	(1.05)
Total distributions	(.54)	(.27)	(.46)	(1.04)	(1.06)
Net asset value, end of period	$12.67	$10.70	$8.62	$8.79	$8.20
Total ReturnD	24.48%	28.12%	3.80%	21.49%	18.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.70%	.79%	.72%	.65%
Expenses net of fee waivers, if any	.78%	.70%	.79%	.72%	.65%
Expenses net of all reductions	.77%	.70%	.79%	.71%	.64%
Net investment income (loss)	(.07)%	(.05)%	.05%	(.02)%	.05%
Supplemental Data
Net assets, end of period (in millions)	$7,288	$3,662	$3,508	$3,836	$2,906
Portfolio turnover rateG	38%H	71%H	56%H	66%H	106%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective May 11, 2018, each class underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding share of each Class by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of each class. The per share data presented in the Financial Highlights and Share Transactions presented in the Notes to Financial Statements have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$649,974	Market comparable	Enterprise value/Sales multiple (EV/S)	1.5 - 12.2 / 7.0	Increase
			Transaction price	$10.06 - $330.00 / $164.48	Increase
			Discount rate	6.0% - 76.0% / 51.7%	Decrease
			Conversion ratio	3.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 15.2%	Decrease
			Premium rate	7.5% - 76.0% / 72.4%	Increase
			Proxy premium	54.5%	Increase
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.81 - $169.00 / $44.50	Increase
			Conversion ratio	1.6	Increase
		Book value	Book value multiple	1.0	Increase
			Discount rate	70.0%	Decrease
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase
		Recovery value	Recovery value	0.0% - 0.7% / 0.5%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $592 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,726,352
Gross unrealized depreciation	(565,033)
Net unrealized appreciation (depreciation)	$8,161,319
Tax Cost	$12,953,972

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$810,643
Net unrealized appreciation (depreciation) on securities and other investments	$8,161,290

The Fund intends to elect to defer to its next fiscal year $18,461 of ordinary losses recognized during the period January 1, 2018 to July, 31 2018.

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$115,477	$ 51,166
Long-term Capital Gains	692,783	362,354
Total	$808,260	$ 413,520

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $21,218 in these Subsidiaries, representing .10% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,931,522 and $6,927,301, respectively.

Redemptions In-Kind.

During the period, 6,067* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $65,932. The net realized gain of $35,542 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

Prior Fiscal Year Redemptions In-Kind.

During the prior period, 116,155* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $1,105,548. The Fund had a net realized gain of $441,424 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period. The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$19,702.15
Class K	2,240.05
	$21,942

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $173 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,776	1.66%	$20

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $16,431. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $492 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $740 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $176.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net realized gain
OTC	$625,108	$305,214
Class K	183,152	108,306
Total	$808,260	$413,520

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018(a)	Year ended July 31, 2017(a)	Year ended July 31, 2018	Year ended July 31, 2017
OTC
Shares sold	331,678	231,150	$3,791,174	$2,182,339
Reinvestment of distributions	57,393	35,400	601,211	294,662
Shares redeemed	(470,239)	(272,940)	(5,259,220)	(2,508,373)
Net increase (decrease)	(81,168)	(6,390)	$(866,835)	$(31,372)
Class K
Shares sold	342,672	93,950	$3,868,013	$878,574
Reinvestment of distributions	17,273	12,860	183,152	108,306
Shares redeemed	(126,942)(b)	(171,420)(c)	(1,461,427)(b)	(1,569,523)(c)
Net increase (decrease)	233,003	(64,610)	$2,589,738	$(582,643)

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Redemption In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemption In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
OTC	.88%
Actual		$1,000.00	$1,051.20	$4.48
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Class K	.78%
Actual		$1,000.00	$1,051.90	$3.97
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity OTC Portfolio
OTC	09/17/2018	09/14/2018	$0.492
Class K	09/17/2018	09/14/2018	$0.492

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $940,650,299, or, if subsequently determined to be different, the net capital gain of such year.

OTC designates 39% and Class K designates 36% of the dividends distributed in September during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

OTC designates 41% and Class K designates 38% of the dividends distributed in September during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity OTC Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

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Fidelity® OTC Portfolio Class K Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	24.48%	18.89%	15.58%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$42,541	Fidelity® OTC Portfolio - Class K
$36,912	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Sonu Kalra:  For the fiscal year, the fund's share classes advanced about 24%, outpacing the 22.13% gain of the benchmark, the Nasdaq Composite Index®. Versus the benchmark, choices in information technology, which made up more than half of the fund's assets for the 12 months, contributed the most. Picks in the consumer discretionary sector also helped versus the index. French videogame maker UbiSoft Entertainment, a non-index stock, added more value than any other position. The fund's shares of UbiSoft returned about 74% for the period. This firm reported strong quarterly financial results, driven by sales of popular titles, such as Far Cry® 5 and Assassin's Creed® Origins. An overweighting in Nutanix (+130%), a cloud-based storage provider, also contributed notably. Of note, we pared the fund’s positions in each of these holdings by period end to take profits. Conversely, choices in health care detracted. This included the fund’s stake in Tesaro (-72%). The biotechnology firm’s drug for ovarian cancer got off to a slow start, disappointing investors. The fund’s sizable position in Tesla (-8%) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 16, 2017, Sonu Kalra and Chris Lin became the fund's Lead Portfolio Manager and Co-Manager, respectively, succeeding Gavin Baker.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Apple, Inc.	8.7
Amazon.com, Inc.	7.6
Alphabet, Inc. Class A	7.2
Microsoft Corp.	4.9
Facebook, Inc. Class A	4.3
Activision Blizzard, Inc.	3.6
NVIDIA Corp.	3.2
Alphabet, Inc. Class C	2.7
Ubisoft Entertainment SA	2.2
Tesla, Inc.	2.1
46.5

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	58.8
Consumer Discretionary	19.9
Health Care	9.7
Financials	4.7
Consumer Staples	3.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	97.4%
Convertible Securities	2.6%

 * Foreign investments - 8.2%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.9%
Auto Components - 0.0%
Veoneer, Inc. (a)	43,800	$2,291
Automobiles - 2.1%
Tesla, Inc. (a)(b)	1,441,421	429,745
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc. (a)	117,500	6,410
Weight Watchers International, Inc. (a)	198,200	17,745
		24,155
Hotels, Restaurants & Leisure - 2.5%
Bluegreen Vacations Corp.	483,200	12,423
Caesars Entertainment Corp. (a)	734,800	8,303
Chipotle Mexican Grill, Inc. (a)	67,300	29,185
Churchill Downs, Inc.	311,800	89,159
Del Frisco's Restaurant Group, Inc. (a)	494,300	4,226
Eldorado Resorts, Inc. (a)	44,900	1,924
Hilton Grand Vacations, Inc. (a)	517,000	17,883
Hilton Worldwide Holdings, Inc.	121,000	9,518
International Game Technology PLC	245,700	6,211
Marriott International, Inc. Class A	1,664,600	212,802
Marriott Vacations Worldwide Corp.	27,400	3,264
Planet Fitness, Inc. (a)	462,400	21,973
Restaurant Brands International, Inc.	69,100	4,408
Royal Caribbean Cruises Ltd.	142,200	16,034
Texas Roadhouse, Inc. Class A	161,100	10,124
U.S. Foods Holding Corp. (a)	1,111,300	37,573
Vail Resorts, Inc.	9,362	2,592
Wingstop, Inc.	508,520	25,095
Wyndham Destinations, Inc.	46,000	2,122
		514,819
Internet & Direct Marketing Retail - 10.9%
Amazon.com, Inc. (a)	882,608	1,568,783
Groupon, Inc. (a)	15,337,853	71,781
JD.com, Inc. sponsored ADR (a)	757,350	27,159
Netflix, Inc. (a)	836,460	282,263
The Booking Holdings, Inc. (a)	96,060	194,879
Wayfair LLC Class A (a)(b)	970,868	105,650
		2,250,515
Media - 0.1%
China Literature Ltd. (a)(c)	743,800	6,221
The Walt Disney Co.	94,000	10,675
Turn, Inc. (Escrow) (a)(d)(e)	1,199,041	797
		17,693
Multiline Retail - 1.8%
Avenue Supermarts Ltd. (a)(c)	101,832	2,462
Dollar Tree, Inc. (a)	3,976,200	362,948
		365,410
Specialty Retail - 1.2%
Burlington Stores, Inc. (a)	164,900	25,198
Five Below, Inc. (a)	306,300	29,760
Lowe's Companies, Inc.	666,300	66,190
Michaels Companies, Inc. (a)	112,100	2,288
Ross Stores, Inc.	1,121,000	98,009
Ulta Beauty, Inc. (a)	112,410	27,472
Urban Outfitters, Inc. (a)	200,100	8,884
		257,801
Textiles, Apparel & Luxury Goods - 1.2%
Carbon Black, Inc.	30,800	639
Columbia Sportswear Co.	77,800	6,767
Crinetics Pharmaceuticals, Inc. (a)	95,500	2,350
Despegar.com Corp. (b)	406,400	8,543
G-III Apparel Group Ltd. (a)	194,900	8,907
GreenSky, Inc. Class A	170,400	2,948
Homology Medicines, Inc. (a)(b)	152,300	2,682
Kering SA	111,200	59,294
lululemon athletica, Inc. (a)	1,052,474	126,244
LVMH Moet Hennessy - Louis Vuitton SA	5,927	2,065
Pinduoduo, Inc. ADR	162,900	3,680
Prada SpA	1,916,400	9,119
PVH Corp.	78,700	12,082
Rubius Therapeutics, Inc. (a)	100,500	2,111
Scholar Rock Holding Corp.	100,500	1,632
Under Armour, Inc. Class C (non-vtg.) (a)	146,700	2,749
		251,812

TOTAL CONSUMER DISCRETIONARY		4,114,241

CONSUMER STAPLES - 2.9%
Beverages - 0.8%
Keurig Dr. Pepper, Inc.	318,900	7,657
Monster Beverage Corp. (a)	975,540	58,552
PepsiCo, Inc.	831,700	95,646
		161,855
Food & Staples Retailing - 1.5%
BJ's Wholesale Club Holdings, Inc.	892,000	22,113
Costco Wholesale Corp.	1,145,683	250,572
Performance Food Group Co. (a)	1,114,900	39,969
		312,654
Food Products - 0.5%
Darling International, Inc. (a)	425,700	8,552
Mondelez International, Inc.	863,752	37,470
The Kraft Heinz Co.	1,021,600	61,551
		107,573
Personal Products - 0.1%
Coty, Inc. Class A	1,139,100	15,275

TOTAL CONSUMER STAPLES		597,357

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	40,900	2,992
Andeavor	31,400	4,712
BP PLC sponsored ADR	126,314	5,695
Cenovus Energy, Inc.	189,900	1,905
Centennial Resource Development, Inc. Class A (a)	1,030,700	18,511
Delek U.S. Holdings, Inc.	76,600	4,084
Diamondback Energy, Inc.	852,000	112,421
EOG Resources, Inc.	15,700	2,024
Extraction Oil & Gas, Inc. (a)	401,108	6,065
Marathon Petroleum Corp.	24,500	1,980
Reliance Industries Ltd.	1,937,273	33,561
Valero Energy Corp.	49,500	5,858
Whiting Petroleum Corp. (a)	821,700	40,797
		240,605
FINANCIALS - 4.7%
Banks - 1.7%
Bank of America Corp.	644,700	19,908
Bank of the Ozarks, Inc.	347,100	14,196
BOK Financial Corp.	55,600	5,412
Citigroup, Inc.	300,100	21,574
Commerce Bancshares, Inc.	711,986	47,561
Cullen/Frost Bankers, Inc.	81,400	8,994
Fifth Third Bancorp	334,700	9,904
Huntington Bancshares, Inc.	7,737,500	119,467
Investors Bancorp, Inc.	2,669,000	33,416
PacWest Bancorp	1,035,200	51,988
UMB Financial Corp.	346,200	24,888
		357,308
Capital Markets - 2.4%
BlackRock, Inc. Class A	46,100	23,177
Carlyle Group LP	630,500	15,353
Cboe Global Markets, Inc.	40,800	3,963
Charles Schwab Corp.	337,300	17,223
CME Group, Inc.	155,600	24,759
E*TRADE Financial Corp. (a)	906,520	54,219
Monex Group, Inc. (b)	600,400	2,985
Morgan Stanley	167,900	8,489
Northern Trust Corp.	888,700	97,064
T. Rowe Price Group, Inc.	16,600	1,977
TD Ameritrade Holding Corp.	4,029,500	230,286
Virtu Financial, Inc. Class A	389,200	7,842
		487,337
Consumer Finance - 0.6%
Capital One Financial Corp.	1,227,300	115,759
Diversified Financial Services - 0.0%
Allakos, Inc. (a)	59,700	2,434
GDS Holdings Ltd. ADR (a)	67,900	1,482
		3,916

TOTAL FINANCIALS		964,320

HEALTH CARE - 9.2%
Biotechnology - 6.7%
Acceleron Pharma, Inc. (a)	44,100	1,921
Adamas Pharmaceuticals, Inc. (a)(b)	143,100	3,403
Agios Pharmaceuticals, Inc. (a)	148,535	12,835
Alexion Pharmaceuticals, Inc. (a)	1,094,089	145,470
Alkermes PLC (a)	1,236,536	54,222
Alnylam Pharmaceuticals, Inc. (a)	277,300	26,344
Amgen, Inc.	1,173,434	230,638
AnaptysBio, Inc. (a)	101,300	7,934
Arena Pharmaceuticals, Inc. (a)	134,300	5,183
Atara Biotherapeutics, Inc. (a)	40,700	1,528
Audentes Therapeutics, Inc. (a)	49,600	1,867
BeiGene Ltd. ADR (a)	52,900	10,033
BioMarin Pharmaceutical, Inc. (a)	152,256	15,311
bluebird bio, Inc. (a)	389,726	60,369
Blueprint Medicines Corp. (a)	151,900	9,044
Celgene Corp. (a)	171,000	15,405
Cellectis SA sponsored ADR (a)(b)	402,400	11,629
Chimerix, Inc. (a)	52,700	236
Coherus BioSciences, Inc. (a)	1,199,902	22,858
CytomX Therapeutics, Inc. (a)	485,000	12,775
CytomX Therapeutics, Inc. (a)(c)	244,269	6,434
DBV Technologies SA sponsored ADR (a)	1,065,500	19,211
Deciphera Pharmaceuticals, Inc. (a)	50,800	1,748
Denali Therapeutics, Inc. (a)(b)	829,800	10,447
Dicerna Pharmaceuticals, Inc. (a)	307,207	3,871
Editas Medicine, Inc. (a)	200,244	5,955
Epizyme, Inc. (a)	127,000	1,638
FibroGen, Inc. (a)	195,200	12,317
Flexion Therapeutics, Inc. (a)(b)	124,500	2,971
GenSight Biologics SA (a)(c)	243,848	613
Heron Therapeutics, Inc. (a)	1,252,815	46,918
ImmunoGen, Inc.(a)	373,100	3,470
Intercept Pharmaceuticals, Inc. (a)	417,919	38,089
Ionis Pharmaceuticals, Inc. (a)	428,902	18,734
Iovance Biotherapeutics, Inc. (a)	360,400	5,118
Ironwood Pharmaceuticals, Inc. Class A (a)	1,934,842	37,304
Jounce Therapeutics, Inc. (a)(b)	561,463	3,964
Macrogenics, Inc. (a)	162,600	3,358
Madrigal Pharmaceuticals, Inc. (a)	6,500	1,671
Neurocrine Biosciences, Inc. (a)	811,400	81,538
Ovid Therapeutics, Inc. (a)	300,536	2,999
Portola Pharmaceuticals, Inc. (a)	319,598	11,442
Regeneron Pharmaceuticals, Inc. (a)	561,800	206,748
Sage Therapeutics, Inc. (a)	233,275	33,666
Sarepta Therapeutics, Inc. (a)	289,300	33,628
Spark Therapeutics, Inc. (a)	334,290	25,647
Spectrum Pharmaceuticals, Inc. (a)	371,400	7,907
Surface Oncology, Inc.	133,100	1,472
TESARO, Inc. (a)(b)	701,600	24,437
Trevena, Inc. (a)	512,521	789
Ultragenyx Pharmaceutical, Inc. (a)	112,096	8,868
uniQure B.V. (a)	535,500	16,542
Vertex Pharmaceuticals, Inc. (a)	145,900	25,540
Xencor, Inc. (a)	744,287	27,702
Zai Lab Ltd. ADR	130,900	2,869
		1,384,630
Health Care Equipment & Supplies - 0.8%
Align Technology, Inc. (a)	42,700	15,229
AxoGen, Inc. (a)	86,000	3,864
Boston Scientific Corp. (a)	812,400	27,305
DexCom, Inc. (a)	122,300	11,634
Inogen, Inc. (a)	32,500	6,476
Insulet Corp. (a)	103,500	8,607
Intuitive Surgical, Inc. (a)	146,746	74,575
Quanterix Corp. (a)	229,300	3,437
ViewRay, Inc. (a)(b)	431,200	5,140
		156,267
Health Care Providers & Services - 0.3%
G1 Therapeutics, Inc. (a)	322,672	16,569
National Vision Holdings, Inc.	597,595	24,298
Neuronetics, Inc.	44,300	1,105
OptiNose, Inc.	472,328	9,612
OptiNose, Inc. (c)	382,170	7,777
R1 RCM, Inc. (a)	723,402	5,802
UnitedHealth Group, Inc.	8,100	2,051
		67,214
Health Care Technology - 0.5%
athenahealth, Inc. (a)	615,283	92,729
Castlight Health, Inc. Class B (a)	53,000	175
Teladoc, Inc. (a)	197,200	11,802
		104,706
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	7,100	2,303
Pharmaceuticals - 0.9%
Akcea Therapeutics, Inc.	119,720	3,786
Allergan PLC	26,500	4,878
AstraZeneca PLC sponsored ADR	612,800	23,979
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(d)(e)(f)(g)	30,303	15,454
Chiasma, Inc. (a)	779,500	1,091
Collegium Pharmaceutical, Inc. (a)(b)	659,300	12,705
Dova Pharmaceuticals, Inc. (a)(b)	313,700	6,767
Intra-Cellular Therapies, Inc. (a)	127,636	2,562
Jazz Pharmaceuticals PLC (a)	151,600	26,239
MyoKardia, Inc. (a)	112,731	6,471
Nektar Therapeutics (a)	859,200	45,194
The Medicines Company (a)	237,700	9,444
Theravance Biopharma, Inc. (a)	180,900	4,333
Zogenix, Inc. (a)	284,300	16,134
		179,037

TOTAL HEALTH CARE		1,894,157

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	203,488	34,389
Class C (d)(e)	7,092	1,199
United Technologies Corp.	31,500	4,276
		39,864
Air Freight & Logistics - 0.0%
Air Transport Services Group, Inc. (a)	46,124	1,039
Expeditors International of Washington, Inc.	27,100	2,064
		3,103
Airlines - 0.6%
American Airlines Group, Inc.	1,272,432	50,312
Spirit Airlines, Inc. (a)	677,700	29,439
United Continental Holdings, Inc. (a)	537,300	43,199
Wheels Up Partners Holdings LLC Series B (a)(d)(e)(f)	1,760,377	2,764
		125,714
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	89,600	5,142
Evoqua Water Technologies Corp. (a)	268,400	5,728
Tomra Systems ASA	194,000	4,010
		14,880
Construction & Engineering - 0.0%
Dycom Industries, Inc. (a)	21,300	1,899
Machinery - 0.1%
Deere & Co.	53,300	7,717
PACCAR, Inc.	162,200	10,660
		18,377
Professional Services - 0.0%
CoStar Group, Inc. (a)	4,900	2,038
Recruit Holdings Co. Ltd.	72,800	1,995
		4,033
Road & Rail - 0.3%
J.B. Hunt Transport Services, Inc.	328,191	39,350
Knight-Swift Transportation Holdings, Inc. Class A	426,000	13,866
Old Dominion Freight Lines, Inc.	92,100	13,520
		66,736
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	283,900	12,486

TOTAL INDUSTRIALS		287,092

INFORMATION TECHNOLOGY - 57.2%
Communications Equipment - 0.0%
Arista Networks, Inc. (a)	20,800	5,319
Cisco Systems, Inc.	83,900	3,548
Lumentum Holdings, Inc. (a)(b)	39,200	2,048
		10,915
Electronic Equipment & Components - 0.0%
II-VI, Inc. (a)	47,100	1,846
IPG Photonics Corp. (a)	25,000	4,101
Jabil, Inc.	72,500	2,042
		7,989
Internet Software & Services - 19.8%
2U, Inc. (a)	198,241	14,999
Akamai Technologies, Inc. (a)	527,100	39,670
Alibaba Group Holding Ltd. sponsored ADR (a)	95,600	17,899
Alphabet, Inc.:
Class A(a)	1,212,827	1,488,406
Class C (a)	452,169	550,407
ANGI Homeservices, Inc. Class A (a)	1,465,100	23,017
Carbonite, Inc. (a)	112,300	3,852
CarGurus, Inc. Class A (b)	1,818,249	78,821
Delivery Hero AG (c)	45,500	2,585
DocuSign, Inc. (b)	53,400	2,878
Dropbox, Inc.:
Class A (a)(b)	92,800	2,484
Class B	221,016	5,621
eBay, Inc. (a)	990,500	33,132
Facebook, Inc. Class A (a)	5,135,614	886,304
GMO Internet, Inc.	352,000	7,464
GoDaddy, Inc. (a)	875,100	64,425
GrubHub, Inc. (a)	29,400	3,584
HUYA, Inc. ADR (b)	312,900	10,075
IAC/InterActiveCorp (a)	250,745	36,922
Instructure, Inc. (a)	190,579	7,375
Match Group, Inc. (a)(b)	541,900	19,573
MercadoLibre, Inc.	188,600	64,673
Mercari, Inc. (a)	43,600	1,837
Mimecast Ltd. (a)	50,900	1,828
MINDBODY, Inc. (a)	881,900	32,939
Momo, Inc. ADR (a)	402,600	16,515
NetEase, Inc. ADR	175,440	45,264
New Relic, Inc. (a)	682,083	66,640
Nutanix, Inc.:
Class A (a)	2,940,440	143,758
Class B (a)(c)	311,503	15,229
Shopify, Inc. Class A (a)	538,726	75,049
Stamps.com, Inc. (a)	23,600	6,160
Tencent Holdings Ltd.	1,503,800	68,445
Tencent Holdings Ltd. sponsored ADR	935,500	42,752
The Trade Desk, Inc. (a)	167,400	14,115
Twilio, Inc. Class A (a)	264,558	15,315
Twitter, Inc. (a)	61,500	1,960
Wix.com Ltd. (a)	245,500	23,323
Yahoo!, Inc. (a)	1,518,000	111,497
YY, Inc. ADR (a)	117,300	10,936
Zillow Group, Inc.:
Class A (a)	1,300	73
Class C (a)	351,800	19,595
		4,077,396
IT Services - 2.3%
Adyen BV (c)	32,075	20,494
Alliance Data Systems Corp.	36,800	8,276
AppNexus, Inc. warrants (a)(d)(e)	1	0
FleetCor Technologies, Inc. (a)	18,500	4,015
Global Payments, Inc.	138,200	15,557
MasterCard, Inc. Class A	163,600	32,393
Netcompany Group A/S	74,400	2,706
PayPal Holdings, Inc. (a)	3,272,700	268,820
Square, Inc. (a)	1,030,199	66,602
Total System Services, Inc.	24,200	2,215
Visa, Inc. Class A	252,500	34,527
Worldpay, Inc. (a)	120,500	9,904
		465,509
Semiconductors & Semiconductor Equipment - 9.0%
Acacia Communications, Inc. (a)	384,200	12,348
Advanced Micro Devices, Inc. (a)	1,535,100	28,138
Analog Devices, Inc.	1,147,200	110,292
ASML Holding NV	48,800	10,443
Broadcom, Inc.	1,028,166	228,016
Intel Corp.	1,604,600	77,181
Marvell Technology Group Ltd.	6,968,936	148,508
Micron Technology, Inc. (a)	3,247,544	171,438
Monolithic Power Systems, Inc.	48,600	6,448
NVIDIA Corp.	2,658,901	651,058
NXP Semiconductors NV (a)	306,500	29,222
Qorvo, Inc. (a)	261,800	21,405
Qualcomm, Inc.	4,882,276	312,905
Renesas Electronics Corp. (a)	1,366,600	12,173
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	297,900	12,276
United Microelectronics Corp. sponsored ADR	3,297,983	9,234
Xilinx, Inc.	109,000	7,856
		1,848,941
Software - 17.4%
Activision Blizzard, Inc.	10,202,309	749,054
Adobe Systems, Inc. (a)	947,300	231,785
Altair Engineering, Inc. Class A (a)	70,500	2,475
Atlassian Corp. PLC (a)	1,271,585	92,075
Atom Tickets LLC (a)(d)(e)(f)	516,103	3,000
Autodesk, Inc. (a)	1,356,720	174,257
Avalara, Inc.	27,368	1,049
Ceridian HCM Holding, Inc.	62,200	2,038
Citrix Systems, Inc. (a)	122,400	13,460
Dataminr, Inc. Series E (e)	950,001	18,905
Electronic Arts, Inc. (a)	183,300	23,600
Ellie Mae, Inc. (a)	38,600	3,830
HIVE Blockchain Technologies Ltd. (a)(b)	2,883,100	1,862
HIVE Blockchain Technologies Ltd. warrants 11/14/19 (a)	2,163,600	166
HubSpot, Inc. (a)	742,480	92,142
Intuit, Inc.	604,900	123,545
Microsoft Corp.	9,501,999	1,007,972
Nintendo Co. Ltd. ADR	389,500	16,620
Parametric Technology Corp. (a)	54,900	5,046
Paycom Software, Inc. (a)(b)	274,632	29,180
Paylocity Holding Corp. (a)	188,400	10,927
Pegasystems, Inc.	31,900	1,774
Pluralsight, Inc.	210,500	4,886
Proofpoint, Inc. (a)	125,600	14,325
Red Hat, Inc. (a)	252,700	35,689
SailPoint Technologies Holding, Inc. (a)	224,700	5,413
Salesforce.com, Inc. (a)	1,605,048	220,132
SendGrid, Inc. (a)	313,200	7,996
ServiceNow, Inc. (a)	13,700	2,411
Smartsheet, Inc.	43,000	925
Snap, Inc. Class A (a)(b)	1,077,300	13,466
Splunk, Inc. (a)	76,200	7,323
Take-Two Interactive Software, Inc. (a)	85,600	9,675
Talend SA ADR (a)	82,000	4,850
Tanium, Inc. Class B (a)(d)(e)	392,200	2,661
Ubisoft Entertainment SA (a)	4,094,652	452,186
Ultimate Software Group, Inc. (a)	23,500	6,507
Workday, Inc. Class A (a)	165,700	20,550
Zendesk, Inc. (a)	3,134,284	170,724
Zynga, Inc. (a)	448,800	1,701
		3,586,182
Technology Hardware, Storage & Peripherals - 8.7%
Apple, Inc.	9,448,260	1,797,913

TOTAL INFORMATION TECHNOLOGY		11,794,845

MATERIALS - 0.5%
Chemicals - 0.5%
CF Industries Holdings, Inc.	182,400	8,102
FMC Corp.	52,180	4,690
LG Chemical Ltd.	13,965	4,703
LyondellBasell Industries NV Class A	794,800	88,056
Nutrien Ltd.	37,400	2,031
The Chemours Co. LLC	96,100	4,402
		111,984
Construction Materials - 0.0%
Loma Negra Compania Industrial Argentina SA ADR (a)	268,400	3,017

TOTAL MATERIALS		115,001

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Ant International Co. Ltd. (d)(e)	6,818,398	38,251
Equinix, Inc.	44,300	19,460
		57,711
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)(e)	29,911	3,065

TOTAL REAL ESTATE		60,776

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	191,700	4,430
T-Mobile U.S., Inc. (a)	200,890	12,053
		16,483
TOTAL COMMON STOCKS
(Cost $12,037,918)		20,084,877

Convertible Preferred Stocks - 2.6%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Handy Technologies, Inc. Series C (a)(d)(e)	415,643	2,436
Internet & Direct Marketing Retail - 0.0%
One Kings Lane, Inc. Series E (Escrow) (a)(d)(e)	648,635	259
The Honest Co., Inc. Series D (a)(d)(e)	75,268	1,476
		1,735

TOTAL CONSUMER DISCRETIONARY		4,171

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Roofoods Ltd. Series F (d)(e)	93,930	38,507
FINANCIALS - 0.0%
Insurance - 0.0%
Clover Health Series D (a)(d)(e)	620,983	5,823
HEALTH CARE - 0.5%
Biotechnology - 0.3%
23andMe, Inc.:
Series E (a)(d)(e)	1,817,170	31,528
Series F (d)(e)	683,367	11,856
Moderna Therapeutics, Inc.:
Series B (a)(d)(e)	1,193,491	12,007
Series C (a)(d)(e)	453,177	4,559
		59,950
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (a)(d)(e)	4,342,250	30,981

TOTAL HEALTH CARE		90,931

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	62,037	10,484
Series H (d)(e)	65,670	11,098
		21,582
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)(e)	335,546	1,735

TOTAL INDUSTRIALS		23,317

INFORMATION TECHNOLOGY - 1.6%
Internet Software & Services - 1.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(d)(e)	4,896,249	222
Lyft, Inc.:
Series H (d)(e)	595,228	28,186
Series I (d)(e)	642,291	30,415
Pinterest, Inc. Series G, 8.00% (a)(d)(e)	139,290	826
Reddit, Inc.:
Series B (d)(e)	1,337,584	45,411
Series C (d)(e)	300,673	10,208
Starry, Inc. Series B (a)(d)(e)	1,811,120	1,670
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)(e)	2,234,768	89,391
Series E, 8.00% (a)(d)(e)	148,620	5,945
		212,274
IT Services - 0.2%
AppNexus, Inc.:
Series E (a)(d)(e)	1,416,796	28,478
Series F (a)(d)(e)	90,913	2,364
		30,842
Software - 0.4%
Bracket Computing, Inc. Series C (a)(d)(e)	1,877,241	3,360
Cloudflare, Inc. Series D, 8.00% (a)(d)(e)	395,787	3,946
Dataminr, Inc. Series D (a)(d)(e)	2,219,446	44,167
Delphix Corp. Series D (a)(d)(e)	427,177	3,110
Jello Labs, Inc. Series C (a)(d)(e)	302,678	3,823
Taboola.Com Ltd. Series E (a)(d)(e)	1,918,392	33,438
		91,844

TOTAL INFORMATION TECHNOLOGY		334,960

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
WeWork Companies, Inc.:
Series E (a)(d)(e)	269,198	27,587
Series F (a)(d)(e)	14,513	1,487
		29,074
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (a)(d)(e)	2,113,909	2,706
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $375,723)		529,489

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 1.96% (h)	16,085,085	16,088
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	484,788,035	484,837
TOTAL MONEY MARKET FUNDS
(Cost $500,925)		500,925
TOTAL INVESTMENT IN SECURITIES - 102.4%
(Cost $12,914,566)		21,115,291
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(486,893)
NET ASSETS - 100%		$20,628,398

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,815,000 or 0.3% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $631,069,000 or 3.1% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
23andMe, Inc. Series F	8/31/17	$9,488
Altiostar Networks, Inc. Series A1	1/10/17	$9,724
Ant International Co. Ltd.	5/16/18	$38,251
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$28,382
AppNexus, Inc. Series F	8/23/16	$2,364
AppNexus, Inc. warrants	8/23/16	$0
Atom Tickets LLC	8/15/17	$3,000
Bracket Computing, Inc. Series C	9/9/15	$14,766
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$10,000
Cloudflare, Inc. Series D, 8.00%	11/5/14	$2,424
Clover Health Series D	6/7/17	$5,823
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Delphix Corp. Series D	7/10/15	$3,845
Handy Technologies, Inc. Series C	10/14/15	$2,436
Jello Labs, Inc. Series C	12/22/16	$4,899
Jet.Com, Inc. Series B1 (Escrow)	9/9/16	$0
Lyft, Inc. Series H	11/22/17	$23,658
Lyft, Inc. Series I	6/27/18	$30,415
Moderna Therapeutics, Inc. Series B	4/13/17	$6,922
Moderna Therapeutics, Inc. Series C	4/13/17	$2,633
Mulberry Health, Inc. Series A8	1/20/16	$29,331
One Kings Lane, Inc. Series E (Escrow)	1/29/14	$429
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Roofoods Ltd. Series F	9/12/17	$33,211
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
Tanium, Inc. Class B	4/21/17	$1,947
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. (Escrow)	4/11/17	$863
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$34,668
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$4,952
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$738
Fidelity Securities Lending Cash Central Fund	7,477
Total	$8,215

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
athenahealth, Inc.	$326,198	$--	$234,957	$--	$32,563	$(31,075)	$--
Criteo SA sponsored ADR	266,048	--	185,723	--	3,728	(84,053)	--
Groupon, Inc.	209,589	--	196,964	--	(134,828)	193,984	--
Ubisoft Entertainment SA	677,873	--	599,925	--	519,851	(145,613)	--
Wingstop, Inc.	49,616	--	42,831	1,174	9,346	10,012	--
Total	$1,529,324	$--	$1,260,400	$1,174	$430,660	$(56,745)	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$4,118,412	$4,111,379	$2,065	$4,968
Consumer Staples	635,864	597,357	--	38,507
Energy	240,605	240,605	--	--
Financials	970,143	964,320	--	5,823
Health Care	1,985,088	1,878,703	--	106,385
Industrials	310,409	246,745	1,995	61,669
Information Technology	12,129,805	11,696,213	74,066	359,526
Materials	115,001	115,001	--	--
Real Estate	89,850	19,460	--	70,390
Telecommunication Services	19,189	16,483	--	2,706
Money Market Funds	500,925	500,925	--	--
Total Investments in Securities:	$21,115,291	$20,387,191	$78,126	$649,974

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$276,076
Net Realized Gain (Loss) on Investment Securities	1,696
Net Unrealized Gain (Loss) on Investment Securities	26,769
Cost of Purchases	71,458
Proceeds of Sales	(16,473)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$359,526
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$30,294
Other Investments in Securities
Beginning Balance	$210,038
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	23,441
Cost of Purchases	97,811
Proceeds of Sales	(40,842)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$290,448
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$44,787

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $485,891) — See accompanying schedule: Unaffiliated issuers (cost $12,413,641)	$20,614,366
Fidelity Central Funds (cost $500,925)	500,925
Total Investment in Securities (cost $12,914,566)		$21,115,291
Cash		619
Foreign currency held at value (cost $51)		51
Receivable for investments sold		59,116
Receivable for fund shares sold		18,589
Dividends receivable		1,471
Distributions receivable from Fidelity Central Funds		746
Prepaid expenses		53
Other receivables		907
Total assets		21,196,843
Liabilities
Payable for investments purchased	$45,740
Payable for fund shares redeemed	21,282
Accrued management fee	12,784
Other affiliated payables	1,972
Other payables and accrued expenses	1,832
Collateral on securities loaned	484,835
Total liabilities		568,445
Net Assets		$20,628,398
Net Assets consist of:
Paid in capital		$11,676,525
Accumulated net investment loss		(19,053)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		771,238
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,199,688
Net Assets		$20,628,398
OTC:
Net Asset Value, offering price and redemption price per share ($13,340,445 ÷ 1,067,232 shares)		$12.50
Class K:
Net Asset Value, offering price and redemption price per share ($7,287,953 ÷ 575,304 shares)		$12.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends (including $1,174 earned from other affiliated issuers)		$121,380
Interest		136
Income from Fidelity Central Funds (including $7,477 from security lending)		8,215
Total income		129,731
Expenses
Management fee
Basic fee	$108,402
Performance adjustment	23,144
Transfer agent fees	21,942
Accounting and security lending fees	1,807
Custodian fees and expenses	368
Independent trustees' fees and expenses	77
Registration fees	404
Audit	97
Legal	44
Interest	20
Miscellaneous	120
Total expenses before reductions	156,425
Expense reductions	(920)
Total expenses after reductions		155,505
Net investment income (loss)		(25,774)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	560,040
Fidelity Central Funds	82
Other affiliated issuers	430,660
Foreign currency transactions	(18)
Total net realized gain (loss)		990,764
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,007)	3,007,727
Fidelity Central Funds	(26)
Other affiliated issuers	(56,745)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		2,950,958
Net gain (loss)		3,941,722
Net increase (decrease) in net assets resulting from operations		$3,915,948

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(25,774)	$(18,864)
Net realized gain (loss)	990,764	1,654,079
Change in net unrealized appreciation (depreciation)	2,950,958	1,836,371
Net increase (decrease) in net assets resulting from operations	3,915,948	3,471,586
Distributions to shareholders from net realized gain	(808,260)	(413,520)
Total distributions	(808,260)	(413,520)
Share transactions - net increase (decrease)	1,722,903	(614,015)
Total increase (decrease) in net assets	4,830,591	2,444,051
Net Assets
Beginning of period	15,797,807	13,353,756
End of period	$20,628,398	$15,797,807
Other Information
Accumulated net investment loss end of period	$(19,053)	$(136)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$10.57	$8.53	$8.70	$8.12	$7.90
Income from Investment Operations
Net investment income (loss)B	(.02)	(.02)	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.48	2.33	.29	1.62	1.28
Total from investment operations	2.46	2.31	.28	1.61	1.27
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	(.53)	(.27)	(.45)	(1.03)	(1.04)
Total distributions	(.53)	(.27)	(.45)	(1.03)	(1.05)
Net asset value, end of period	$12.50	$10.57	$8.53	$8.70	$8.12
Total ReturnC	24.34%	27.97%	3.68%	21.34%	17.96%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.81%	.91%	.83%	.77%
Expenses net of fee waivers, if any	.88%	.81%	.91%	.83%	.77%
Expenses net of all reductions	.88%	.81%	.90%	.83%	.76%
Net investment income (loss)	(.17)%	(.16)%	(.07)%	(.13)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$13,340	$12,136	$9,845	$9,710	$7,870
Portfolio turnover rateF	38%G	71%G	56%G	66%G	106%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$10.70	$8.62	$8.79	$8.20	$7.96
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	–C	–C	–C
Net realized and unrealized gain (loss)	2.52	2.36	.29	1.63	1.30
Total from investment operations	2.51	2.35	.29	1.63	1.30
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	(.54)	(.27)	(.46)	(1.04)	(1.05)
Total distributions	(.54)	(.27)	(.46)	(1.04)	(1.06)
Net asset value, end of period	$12.67	$10.70	$8.62	$8.79	$8.20
Total ReturnD	24.48%	28.12%	3.80%	21.49%	18.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.70%	.79%	.72%	.65%
Expenses net of fee waivers, if any	.78%	.70%	.79%	.72%	.65%
Expenses net of all reductions	.77%	.70%	.79%	.71%	.64%
Net investment income (loss)	(.07)%	(.05)%	.05%	(.02)%	.05%
Supplemental Data
Net assets, end of period (in millions)	$7,288	$3,662	$3,508	$3,836	$2,906
Portfolio turnover rateG	38%H	71%H	56%H	66%H	106%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective May 11, 2018, each class underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding share of each Class by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of each class. The per share data presented in the Financial Highlights and Share Transactions presented in the Notes to Financial Statements have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$649,974	Market comparable	Enterprise value/Sales multiple (EV/S)	1.5 - 12.2 / 7.0	Increase
			Transaction price	$10.06 - $330.00 / $164.48	Increase
			Discount rate	6.0% - 76.0% / 51.7%	Decrease
			Conversion ratio	3.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 15.2%	Decrease
			Premium rate	7.5% - 76.0% / 72.4%	Increase
			Proxy premium	54.5%	Increase
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.81 - $169.00 / $44.50	Increase
			Conversion ratio	1.6	Increase
		Book value	Book value multiple	1.0	Increase
			Discount rate	70.0%	Decrease
		Discount cash flow	Discount rate	9.0%	Decrease
			Discount for lack of marketability	20.0%	Decrease
			Growth rate	3.0%	Increase
		Recovery value	Recovery value	0.0% - 0.7% / 0.5%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $592 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,726,352
Gross unrealized depreciation	(565,033)
Net unrealized appreciation (depreciation)	$8,161,319
Tax Cost	$12,953,972

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$810,643
Net unrealized appreciation (depreciation) on securities and other investments	$8,161,290

The Fund intends to elect to defer to its next fiscal year $18,461 of ordinary losses recognized during the period January 1, 2018 to July, 31 2018.

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$115,477	$ 51,166
Long-term Capital Gains	692,783	362,354
Total	$808,260	$ 413,520

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $21,218 in these Subsidiaries, representing .10% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,931,522 and $6,927,301, respectively.

Redemptions In-Kind.

During the period, 6,067* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $65,932. The net realized gain of $35,542 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

Prior Fiscal Year Redemptions In-Kind.

During the prior period, 116,155* shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $1,105,548. The Fund had a net realized gain of $441,424 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

* Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period. The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$19,702.15
Class K	2,240.05
	$21,942

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $173 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,776	1.66%	$20

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $16,431. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $492 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $740 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $176.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net realized gain
OTC	$625,108	$305,214
Class K	183,152	108,306
Total	$808,260	$413,520

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018(a)	Year ended July 31, 2017(a)	Year ended July 31, 2018	Year ended July 31, 2017
OTC
Shares sold	331,678	231,150	$3,791,174	$2,182,339
Reinvestment of distributions	57,393	35,400	601,211	294,662
Shares redeemed	(470,239)	(272,940)	(5,259,220)	(2,508,373)
Net increase (decrease)	(81,168)	(6,390)	$(866,835)	$(31,372)
Class K
Shares sold	342,672	93,950	$3,868,013	$878,574
Reinvestment of distributions	17,273	12,860	183,152	108,306
Shares redeemed	(126,942)(b)	(171,420)(c)	(1,461,427)(b)	(1,569,523)(c)
Net increase (decrease)	233,003	(64,610)	$2,589,738	$(582,643)

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

 (b) Amount includes in-kind redemptions (see the Redemption In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemption In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
OTC	.88%
Actual		$1,000.00	$1,051.20	$4.48
Hypothetical-C		$1,000.00	$1,020.43	$4.41
Class K	.78%
Actual		$1,000.00	$1,051.90	$3.97
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity OTC Portfolio
OTC	09/17/2018	09/14/2018	$0.492
Class K	09/17/2018	09/14/2018	$0.492

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $940,650,299, or, if subsequently determined to be different, the net capital gain of such year.

OTC designates 39% and Class K designates 36% of the dividends distributed in September during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

OTC designates 41% and Class K designates 38% of the dividends distributed in September during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity OTC Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

OTC-K-ANN-0918
1.863306.109

Fidelity® Growth & Income Portfolio Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	13.66%	10.92%	7.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Growth & Income Portfolio.

Period Ending Values
$21,141	Fidelity® Growth & Income Portfolio
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes gained roughly 14%, lagging the benchmark S&P 500®. The fund's underperformance of the benchmark was primarily due to security selection, especially within the consumer discretionary, industrials and energy sectors. Underweights in information technology and consumer discretionary, the top sectors in the benchmark this period, also hurt our relative result. Conversely, the biggest contributor versus the benchmark was security selection in financials – especially Bank of America and JPMorgan Chase, both among the fund's top holdings on July 31 – followed by positioning in utilities, telecommunication services, real estate and materials. Within consumer discretionary, lacking exposure to two benchmarks components that performed well – internet retail giant Amazon.com and video-streaming service provider Netflix – hampered our relative result. It also hurt to overweight cable and media giant Comcast. In industrials, it hurt to overweight General Electric, which experienced multiple business challenges. Several notable relative contributors were struggling benchmark components that the fund had little or no exposure to, including telecommunication services company AT&T, which we largely avoided, and social-media giant Facebook, which we did not own at all. In energy, top relative contributors were energy producer ConocoPhillips and Suncor Energy, a non-benchmark stock and one of our largest holdings. In contrast, our position in energy pipeline operators Williams Companies and Kinder Morgan struggled and detracted. Kinder Morgan was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Microsoft Corp.(a)	4.1
Bank of America Corp.	3.3
Exxon Mobil Corp.	3.0
Comcast Corp. Class A	2.8
JPMorgan Chase & Co.	2.7
Apple, Inc.	2.5
Citigroup, Inc.(a)	2.5
Chevron Corp.	2.2
Wells Fargo & Co.	2.2
Suncor Energy, Inc.	2.0
27.3

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	20.7
Information Technology	16.2
Energy	14.2
Health Care	13.8
Industrials	11.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*,**
Stocks	98.8%
Convertible Securities	0.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 13.7%

 ** Written options - (0.0%)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Automobiles - 0.1%
General Motors Co.	73,000	$2,767
Hotels, Restaurants & Leisure - 0.6%
Cedar Fair LP (depositary unit)	48,500	2,771
Dine Brands Global, Inc.	118,989	8,452
Dunkin' Brands Group, Inc. (a)	405,000	28,200
Starbucks Corp.	27,400	1,435
		40,858
Media - 4.9%
Comcast Corp. Class A	5,449,700	194,990
Interpublic Group of Companies, Inc.	1,656,000	37,343
Omnicom Group, Inc.	182,400	12,555
The Walt Disney Co.	756,600	85,919
Viacom, Inc. Class B (non-vtg.)	169,300	4,918
		335,725
Multiline Retail - 0.3%
Target Corp.	263,475	21,257
Specialty Retail - 2.6%
L Brands, Inc.	739,700	23,426
Lowe's Companies, Inc.	789,179	78,397
Ross Stores, Inc.	295,300	25,818
TJX Companies, Inc. (a)	540,400	52,559
		180,200

TOTAL CONSUMER DISCRETIONARY		580,807

CONSUMER STAPLES - 7.7%
Beverages - 1.3%
The Coca-Cola Co.	1,953,803	91,106
Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	82,400	5,572
Walmart, Inc.	964,100	86,027
		91,599
Food Products - 0.3%
The Hershey Co.	218,600	21,469
Household Products - 1.7%
Kimberly-Clark Corp.	197,000	22,430
Procter & Gamble Co.	1,005,315	81,310
Spectrum Brands Holdings, Inc.	117,600	10,275
		114,015
Tobacco - 3.0%
Altria Group, Inc.	2,378,200	139,553
British American Tobacco PLC sponsored ADR	1,242,100	68,042
		207,595

TOTAL CONSUMER STAPLES		525,784

ENERGY - 14.1%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	1,064,400	36,807
Nabors Industries Ltd.	722,900	4,323
National Oilwell Varco, Inc.	521,200	25,341
Oceaneering International, Inc.	776,800	21,253
Schlumberger Ltd.	71,700	4,841
		92,565
Oil, Gas & Consumable Fuels - 12.7%
Anadarko Petroleum Corp.	188,400	13,781
BP PLC sponsored ADR	1,517,198	68,410
Cabot Oil & Gas Corp.	1,056,100	24,818
Cenovus Energy, Inc.	8,220,400	82,466
Cenovus Energy, Inc.	37,200	373
Chevron Corp.	1,201,196	151,675
ConocoPhillips Co.	362,400	26,154
Enterprise Products Partners LP	377,500	10,948
Equinor ASA sponsored ADR (b)	965,500	25,547
Exxon Mobil Corp.	2,499,600	203,742
Golar LNG Ltd.	642,900	16,722
Imperial Oil Ltd.	868,100	29,730
Legacy Reserves LP (c)	986,168	5,089
Suncor Energy, Inc.	3,322,350	139,907
Teekay LNG Partners LP	477,300	7,637
The Williams Companies, Inc.	1,453,430	43,240
Williams Partners LP	538,605	24,253
		874,492

TOTAL ENERGY		967,057

FINANCIALS - 20.7%
Banks - 13.8%
Bank of America Corp.	7,368,056	227,526
BNP Paribas SA	36,900	2,402
Citigroup, Inc. (a)	2,378,030	170,957
First Hawaiian, Inc.	241,600	6,828
JPMorgan Chase & Co.	1,610,192	185,092
M&T Bank Corp.	3,700	641
PNC Financial Services Group, Inc.	405,854	58,780
SunTrust Banks, Inc. (a)	1,085,066	78,201
U.S. Bancorp	1,219,873	64,665
Wells Fargo & Co.	2,627,241	150,515
		945,607
Capital Markets - 5.7%
Apollo Global Management LLC Class A (a)	348,900	12,386
Brookfield Asset Management, Inc.	48,200	2,032
Charles Schwab Corp. (a)	651,543	33,268
KKR & Co. LP	1,919,943	52,568
Morgan Stanley	916,397	46,333
Northern Trust Corp.	844,164	92,200
Oaktree Capital Group LLC Class A	335,300	14,233
S&P Global, Inc.	143,700	28,803
State Street Corp.	1,247,227	110,143
The Blackstone Group LP	75,100	2,622
		394,588
Insurance - 1.0%
Chubb Ltd.	71,700	10,018
Marsh & McLennan Companies, Inc.	272,707	22,733
MetLife, Inc.	648,000	29,640
The Travelers Companies, Inc.	49,000	6,377
		68,768
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	864,968	16,564

TOTAL FINANCIALS		1,425,527

HEALTH CARE - 13.5%
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (c)	357,600	47,546
Amgen, Inc.	309,612	60,854
Intercept Pharmaceuticals, Inc. (b)(c)	168,426	15,350
		123,750
Health Care Equipment & Supplies - 0.9%
Becton, Dickinson & Co.	17,800	4,457
Boston Scientific Corp. (c)	333,300	11,202
Danaher Corp.	239,000	24,517
Fisher & Paykel Healthcare Corp.	334,280	3,372
ResMed, Inc.	52,400	5,543
Steris PLC	54,400	6,227
Zimmer Biomet Holdings, Inc.	53,010	6,654
		61,972
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	472,600	38,673
Anthem, Inc.	161,600	40,885
Cardinal Health, Inc.	841,200	42,018
Cigna Corp.	199,600	35,812
CVS Health Corp.	1,564,604	101,480
Fresenius Medical Care AG & Co. KGaA sponsored ADR	174,500	8,484
HCA Holdings, Inc.	25,400	3,155
Humana, Inc.	50,100	15,740
McKesson Corp.	328,287	41,233
Patterson Companies, Inc.	755,070	18,514
UnitedHealth Group, Inc.	127,400	32,260
		378,254
Pharmaceuticals - 5.3%
Allergan PLC	86,100	15,850
AstraZeneca PLC sponsored ADR	710,100	27,786
Bayer AG	369,786	41,167
Eli Lilly & Co.	105,600	10,434
GlaxoSmithKline PLC sponsored ADR	2,680,022	111,462
Johnson & Johnson	750,469	99,452
Novartis AG sponsored ADR	58,944	4,945
Perrigo Co. PLC	61,300	4,936
Sanofi SA	253,613	22,063
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,148,720	27,500
		365,595

TOTAL HEALTH CARE		929,571

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.3%
General Dynamics Corp.	149,700	29,904
Meggitt PLC	216,680	1,622
Rolls-Royce Holdings PLC	1,176,600	15,298
United Technologies Corp.	809,082	109,825
		156,649
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	245,600	22,652
Expeditors International of Washington, Inc.	74,100	5,644
United Parcel Service, Inc. Class B	790,804	94,809
		123,105
Commercial Services & Supplies - 0.2%
Healthcare Services Group, Inc. (b)	247,200	9,952
Ritchie Brothers Auctioneers, Inc.	101,300	3,370
		13,322
Electrical Equipment - 0.8%
Acuity Brands, Inc.	209,700	29,155
Hubbell, Inc. Class B	179,839	22,165
Rockwell Automation, Inc.	22,100	4,145
		55,465
Industrial Conglomerates - 1.8%
3M Co.	20,200	4,289
General Electric Co.	8,615,027	117,423
		121,712
Machinery - 1.1%
Donaldson Co., Inc.	172,700	8,238
Flowserve Corp.	866,000	38,390
PACCAR, Inc.	19,500	1,282
Snap-On, Inc.	20,400	3,460
Wabtec Corp. (b)	238,600	26,322
		77,692
Professional Services - 0.2%
Nielsen Holdings PLC	602,800	14,202
Road & Rail - 2.6%
CSX Corp. (a)	428,920	30,316
J.B. Hunt Transport Services, Inc.	344,040	41,250
Norfolk Southern Corp.	231,399	39,106
Union Pacific Corp.	464,200	69,579
		180,251
Trading Companies & Distributors - 1.0%
Bunzl PLC	149,953	4,458
Fastenal Co.	442,500	25,192
Howden Joinery Group PLC	228,700	1,432
MSC Industrial Direct Co., Inc. Class A	99,700	8,438
Watsco, Inc.	170,192	29,360
		68,880

TOTAL INDUSTRIALS		811,278

INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 1.1%
Cisco Systems, Inc.	1,842,552	77,922
Electronic Equipment & Components - 0.2%
Avnet, Inc.	122,500	5,372
Philips Lighting NV (d)	145,900	4,047
		9,419
Internet Software & Services - 1.1%
Alphabet, Inc.:
Class A (c)	30,307	37,193
Class C (c)	29,036	35,344
LogMeIn, Inc.	22,800	1,848
		74,385
IT Services - 3.1%
Accenture PLC Class A	68,800	10,962
IBM Corp.	101,800	14,754
MasterCard, Inc. Class A	87,000	17,226
Paychex, Inc.	803,652	55,468
Unisys Corp. (b)(c)	1,267,018	16,281
Visa, Inc. Class A (a)	723,684	98,957
		213,648
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	68,800	6,614
Applied Materials, Inc.	244,700	11,900
NXP Semiconductors NV (c)	36,100	3,442
Qualcomm, Inc.	1,906,146	122,165
United Microelectronics Corp. sponsored ADR	62,150	174
		144,295
Software - 6.1%
Micro Focus International PLC	916,962	14,962
Microsoft Corp. (a)	2,674,399	283,706
Oracle Corp.	1,653,953	78,860
SAP SE sponsored ADR (b)	334,800	38,850
		416,378
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	913,794	173,886

TOTAL INFORMATION TECHNOLOGY		1,109,933

MATERIALS - 1.8%
Chemicals - 1.5%
CF Industries Holdings, Inc.	403,900	17,941
DowDuPont, Inc.	79,900	5,495
LyondellBasell Industries NV Class A (a)	276,700	30,656
Nutrien Ltd.	727,880	39,532
The Scotts Miracle-Gro Co. Class A	134,500	10,683
		104,307
Metals & Mining - 0.3%
BHP Billiton Ltd. sponsored ADR (b)	411,100	21,484

TOTAL MATERIALS		125,791

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
American Tower Corp.	153,900	22,814
CoreSite Realty Corp.	159,700	17,902
Equinix, Inc.	62,500	27,455
Omega Healthcare Investors, Inc.	138,500	4,112
Public Storage	89,000	19,387
Sabra Health Care REIT, Inc.	257,800	5,571
Spirit MTA REIT (c)	91,630	915
Spirit Realty Capital, Inc.	916,300	7,669
		105,825
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	360,715	11,532
Verizon Communications, Inc.	1,804,574	93,188
		104,720
UTILITIES - 1.5%
Electric Utilities - 1.3%
Exelon Corp.	1,439,200	61,166
PPL Corp.	686,800	19,759
Southern Co.	221,400	10,760
		91,685
Multi-Utilities - 0.2%
Sempra Energy	85,300	9,860

TOTAL UTILITIES		101,545

TOTAL COMMON STOCKS
(Cost $5,925,137)		6,787,838

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A, 6.125%	210,900	13,310
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25%	117,279	6,131
UTILITIES - 0.1%
Electric Utilities - 0.1%
Vistra Energy Corp. 7.00%	66,200	6,088

TOTAL CONVERTIBLE PREFERRED STOCKS		25,529

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)	411,700,180	540
TOTAL PREFERRED STOCKS
(Cost $26,857)		26,069
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19(d)
(Cost $7,157)	EUR 6,700	8,325
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)(g)
(Cost $18,052)	18,052,449	9,510

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.96% (h)	28,284,925	28,291
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	50,080,325	50,085
TOTAL MONEY MARKET FUNDS
(Cost $78,381)		78,376
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $6,055,584)		6,910,118
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(38,621)
NET ASSETS - 100%		$6,871,497

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Apollo Global Management LLC Class A	Chicago Board Options Exchange	908	$3,223	$39.00	9/21/18	$(14)
Charles Schwab Corp.	Chicago Board Options Exchange	1,287	6,571	60.00	9/21/18	(6)
Citigroup, Inc.	Chicago Board Options Exchange	2,378	17,095	72.50	10/19/18	(568)
CSX Corp.	Chicago Board Options Exchange	4,278	30,237	70.00	8/17/18	(691)
Dunkin Brands Group, Inc.	Chicago Board Options Exchange	992	6,907	75.00	8/17/18	(7)
KKR & Co. LP	Bank of America NA	1,899	5,199	28.00	9/21/18	(115)
KKR & Co. LP	Bank of America NA	1,899	5,199	29.00	9/21/18	(58)
LyondellBasell Industries NV Class A	Chicago Board Options Exchange	566	6,271	115.00	8/17/18	(61)
Microsoft Corp.	Chicago Board Options Exchange	2,667	28,292	115.00	10/19/18	(332)
Paychex, Inc.	Bank of America NA	1,507	10,401	72.50	9/21/18	(88)
S&P Global, Inc.	Bank of America NA	715	14,331	210.00	8/17/18	(25)
SunTrust Banks, Inc.	Chicago Board Options Exchange	1,076	7,755	75.00	10/19/18	(150)
SunTrust Banks, Inc.	Chicago Board Options Exchange	1,076	7,755	77.50	10/19/18	(76)
TJX Companies, Inc.	Chicago Board Options Exchange	1,911	18,586	97.50	10/19/18	(688)
Visa, Inc. Class A	Chicago Board Options Exchange	704	9,626	145.00	10/19/18	(136)
Visa, Inc. Class A	Chicago Board Options Exchange	704	9,626	150.00	10/19/18	(64)
TOTAL WRITTEN OPTIONS						$(3,079)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $151,946,000.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,372,000 or 0.2% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,510,000 or 0.1% of net assets.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$808
Fidelity Securities Lending Cash Central Fund	545
Total	$1,353

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$580,807	$580,807	$--	$--
Consumer Staples	525,784	525,784	--	--
Energy	967,057	967,057	--	--
Financials	1,425,527	1,425,527	--	--
Health Care	942,881	866,341	76,540	--
Industrials	817,949	796,520	21,429	--
Information Technology	1,109,933	1,094,971	14,962	--
Materials	125,791	125,791	--	--
Real Estate	105,825	105,825	--	--
Telecommunication Services	104,720	104,720	--	--
Utilities	107,633	101,545	6,088	--
Corporate Bonds	8,325	--	8,325	--
Other	9,510	--	--	9,510
Money Market Funds	78,376	78,376	--	--
Total Investments in Securities:	$6,910,118	$6,773,264	$127,344	$9,510
Derivative Instruments:
Liabilities
Written Options	$(3,079)	$(2,793)	$(286)	$--
Total Liabilities	$(3,079)	$(2,793)	$(286)	$--
Total Derivative Instruments:	$(3,079)	$(2,793)	$(286)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(3,079)
Total Equity Risk	0	(3,079)
Total Value of Derivatives	$0	$(3,079)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
United Kingdom	4.8%
Canada	4.3%
Germany	1.3%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $49,790) — See accompanying schedule: Unaffiliated issuers (cost $5,977,203)	$6,831,742
Fidelity Central Funds (cost $78,381)	78,376
Total Investment in Securities (cost $6,055,584)		$6,910,118
Restricted cash		367
Receivable for investments sold		18,741
Receivable for fund shares sold		1,016
Dividends receivable		6,655
Interest receivable		37
Distributions receivable from Fidelity Central Funds		102
Prepaid expenses		17
Other receivables		955
Total assets		6,938,008
Liabilities
Payable for investments purchased	$5,768
Payable for fund shares redeemed	3,252
Accrued management fee	2,481
Written options, at value (premium received $3,221)	3,079
Other affiliated payables	888
Other payables and accrued expenses	954
Collateral on securities loaned	50,089
Total liabilities		66,511
Net Assets		$6,871,497
Net Assets consist of:
Paid in capital		$6,001,077
Distributions in excess of net investment income		(8,807)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,567
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		854,660
Net Assets		$6,871,497
Growth and Income:
Net Asset Value, offering price and redemption price per share ($6,280,296 ÷ 159,628 shares)		$39.34
Class K:
Net Asset Value, offering price and redemption price per share ($591,201 ÷ 15,040 shares)		$39.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$165,798
Interest		449
Income from Fidelity Central Funds		1,353
Total income		167,600
Expenses
Management fee	$31,251
Transfer agent fees	9,855
Accounting and security lending fees	1,183
Custodian fees and expenses	136
Independent trustees' fees and expenses	31
Registration fees	67
Audit	98
Legal	18
Interest	13
Miscellaneous	54
Total expenses before reductions	42,706
Expense reductions	(373)
Total expenses after reductions		42,333
Net investment income (loss)		125,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	950,168
Fidelity Central Funds	(1)
Foreign currency transactions	(64)
Written options	10,940
Total net realized gain (loss)		961,043
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(184,761)
Fidelity Central Funds	(3)
Assets and liabilities in foreign currencies	7
Written options	2,554
Total change in net unrealized appreciation (depreciation)		(182,203)
Net gain (loss)		778,840
Net increase (decrease) in net assets resulting from operations		$904,107

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$125,267	$128,606
Net realized gain (loss)	961,043	555,075
Change in net unrealized appreciation (depreciation)	(182,203)	424,780
Net increase (decrease) in net assets resulting from operations	904,107	1,108,461
Distributions to shareholders from net investment income	(140,988)	(97,619)
Share transactions - net increase (decrease)	(1,137,673)	(57,861)
Total increase (decrease) in net assets	(374,554)	952,981
Net Assets
Beginning of period	7,246,051	6,293,070
End of period	$6,871,497	$7,246,051
Other Information
Undistributed net investment income end of period	$–	$12,195
Distributions in excess of net investment income end of period	$(8,807)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.31	$30.48	$30.85	$29.02	$25.66
Income from Investment Operations
Net investment income (loss)A	.65	.61	.59	.55	.51
Net realized and unrealized gain (loss)	4.12	4.68	(.37)	1.82B	3.35
Total from investment operations	4.77	5.29	.22	2.37	3.86
Distributions from net investment income	(.74)	(.46)	(.58)	(.54)	(.50)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Total distributions	(.74)	(.46)	(.59)	(.54)	(.50)C
Net asset value, end of period	$39.34	$35.31	$30.48	$30.85	$29.02
Total ReturnD	13.66%	17.48%	.88%	8.23%B	15.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.61%	.63%	.64%	.63%	.65%
Expenses net of all reductions	.61%	.63%	.64%	.63%	.65%
Net investment income (loss)	1.76%	1.84%	2.05%	1.83%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$6,280	$6,356	$5,529	$6,563	$6,550
Portfolio turnover rateG	38%	37%	29%	35%	41%H

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.28	$30.46	$30.82	$29.00	$25.64
Income from Investment Operations
Net investment income (loss)A	.69	.65	.62	.59	.54
Net realized and unrealized gain (loss)	4.12	4.67	(.35)	1.81B	3.36
Total from investment operations	4.81	5.32	.27	2.40	3.90
Distributions from net investment income	(.78)	(.50)	(.62)	(.58)	(.53)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Total distributions	(.78)	(.50)	(.63)	(.58)	(.54)
Net asset value, end of period	$39.31	$35.28	$30.46	$30.82	$29.00
Total ReturnC	13.79%	17.60%	1.04%	8.34%B	15.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.52%	.52%	.52%	.52%
Net investment income (loss)	1.86%	1.95%	2.17%	1.95%	1.99%
Supplemental Data
Net assets, end of period (in millions)	$591	$890	$765	$862	$960
Portfolio turnover rateF	38%	37%	29%	35%	41%G

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $829 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain conversion ratio adjustments, equity-debt classifications, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,301,535
Gross unrealized depreciation	(425,090)
Net unrealized appreciation (depreciation)	$876,445
Tax Cost	$6,030,594

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,703
Net unrealized appreciation (depreciation) on securities and other investments	$849,553

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$140,988	$ 97,619

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $9,877 in this Subsidiary, representing .14% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,675,808 and $3,837,386, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,493.15
Class K	362.05
	$9,855

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $57 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,037	1.46%	$11

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $545, including $16 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,831. The weighted average interest rate was 1.66%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $299 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $74.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Growth and Income	$124,875	$84,860
Class K	16,113	12,759
Total	$140,988	$97,619

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Growth and Income
Shares sold	5,407	18,794	$201,160	$607,315
Reinvestment of distributions	3,205	2,473	118,260	80,649
Shares redeemed	(28,976)	(22,631)	(1,077,783)	(748,252)
Net increase (decrease)	(20,364)	(1,364)	$(758,363)	$(60,288)
Class K
Shares sold	2,738	7,100	$101,861	$234,427
Reinvestment of distributions	438	391	16,113	12,759
Shares redeemed	(13,364)	(7,363)	(497,284)	(244,759)
Net increase (decrease)	(10,188)	128	$(379,310)	$2,427

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Growth and Income	.61%
Actual		$1,000.00	$996.50	$3.02
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Class K	.51%
Actual		$1,000.00	$997.00	$2.53
Hypothetical-C		$1,000.00	$1,022.27	$2.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth & Income Portfolio
Growth & Income	09/10/18	09/07/18	$0.014
Class K	09/10/18	09/07/18	$0.014

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth & Income and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth & Income, and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth & Income Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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www.fidelity.com

GAI-ANN-0918
1.536189.121

Fidelity® Growth & Income Portfolio Class K Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	13.79%	11.05%	7.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$21,472	Fidelity® Growth & Income Portfolio - Class K
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes gained roughly 14%, lagging the benchmark S&P 500®. The fund's underperformance of the benchmark was primarily due to security selection, especially within the consumer discretionary, industrials and energy sectors. Underweights in information technology and consumer discretionary, the top sectors in the benchmark this period, also hurt our relative result. Conversely, the biggest contributor versus the benchmark was security selection in financials – especially Bank of America and JPMorgan Chase, both among the fund's top holdings on July 31 – followed by positioning in utilities, telecommunication services, real estate and materials. Within consumer discretionary, lacking exposure to two benchmarks components that performed well – internet retail giant Amazon.com and video-streaming service provider Netflix – hampered our relative result. It also hurt to overweight cable and media giant Comcast. In industrials, it hurt to overweight General Electric, which experienced multiple business challenges. Several notable relative contributors were struggling benchmark components that the fund had little or no exposure to, including telecommunication services company AT&T, which we largely avoided, and social-media giant Facebook, which we did not own at all. In energy, top relative contributors were energy producer ConocoPhillips and Suncor Energy, a non-benchmark stock and one of our largest holdings. In contrast, our position in energy pipeline operators Williams Companies and Kinder Morgan struggled and detracted. Kinder Morgan was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Microsoft Corp.(a)	4.1
Bank of America Corp.	3.3
Exxon Mobil Corp.	3.0
Comcast Corp. Class A	2.8
JPMorgan Chase & Co.	2.7
Apple, Inc.	2.5
Citigroup, Inc.(a)	2.5
Chevron Corp.	2.2
Wells Fargo & Co.	2.2
Suncor Energy, Inc.	2.0
27.3

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	20.7
Information Technology	16.2
Energy	14.2
Health Care	13.8
Industrials	11.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*,**
Stocks	98.8%
Convertible Securities	0.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 13.7%

 ** Written options - (0.0%)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Automobiles - 0.1%
General Motors Co.	73,000	$2,767
Hotels, Restaurants & Leisure - 0.6%
Cedar Fair LP (depositary unit)	48,500	2,771
Dine Brands Global, Inc.	118,989	8,452
Dunkin' Brands Group, Inc. (a)	405,000	28,200
Starbucks Corp.	27,400	1,435
		40,858
Media - 4.9%
Comcast Corp. Class A	5,449,700	194,990
Interpublic Group of Companies, Inc.	1,656,000	37,343
Omnicom Group, Inc.	182,400	12,555
The Walt Disney Co.	756,600	85,919
Viacom, Inc. Class B (non-vtg.)	169,300	4,918
		335,725
Multiline Retail - 0.3%
Target Corp.	263,475	21,257
Specialty Retail - 2.6%
L Brands, Inc.	739,700	23,426
Lowe's Companies, Inc.	789,179	78,397
Ross Stores, Inc.	295,300	25,818
TJX Companies, Inc. (a)	540,400	52,559
		180,200

TOTAL CONSUMER DISCRETIONARY		580,807

CONSUMER STAPLES - 7.7%
Beverages - 1.3%
The Coca-Cola Co.	1,953,803	91,106
Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	82,400	5,572
Walmart, Inc.	964,100	86,027
		91,599
Food Products - 0.3%
The Hershey Co.	218,600	21,469
Household Products - 1.7%
Kimberly-Clark Corp.	197,000	22,430
Procter & Gamble Co.	1,005,315	81,310
Spectrum Brands Holdings, Inc.	117,600	10,275
		114,015
Tobacco - 3.0%
Altria Group, Inc.	2,378,200	139,553
British American Tobacco PLC sponsored ADR	1,242,100	68,042
		207,595

TOTAL CONSUMER STAPLES		525,784

ENERGY - 14.1%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	1,064,400	36,807
Nabors Industries Ltd.	722,900	4,323
National Oilwell Varco, Inc.	521,200	25,341
Oceaneering International, Inc.	776,800	21,253
Schlumberger Ltd.	71,700	4,841
		92,565
Oil, Gas & Consumable Fuels - 12.7%
Anadarko Petroleum Corp.	188,400	13,781
BP PLC sponsored ADR	1,517,198	68,410
Cabot Oil & Gas Corp.	1,056,100	24,818
Cenovus Energy, Inc.	8,220,400	82,466
Cenovus Energy, Inc.	37,200	373
Chevron Corp.	1,201,196	151,675
ConocoPhillips Co.	362,400	26,154
Enterprise Products Partners LP	377,500	10,948
Equinor ASA sponsored ADR (b)	965,500	25,547
Exxon Mobil Corp.	2,499,600	203,742
Golar LNG Ltd.	642,900	16,722
Imperial Oil Ltd.	868,100	29,730
Legacy Reserves LP (c)	986,168	5,089
Suncor Energy, Inc.	3,322,350	139,907
Teekay LNG Partners LP	477,300	7,637
The Williams Companies, Inc.	1,453,430	43,240
Williams Partners LP	538,605	24,253
		874,492

TOTAL ENERGY		967,057

FINANCIALS - 20.7%
Banks - 13.8%
Bank of America Corp.	7,368,056	227,526
BNP Paribas SA	36,900	2,402
Citigroup, Inc. (a)	2,378,030	170,957
First Hawaiian, Inc.	241,600	6,828
JPMorgan Chase & Co.	1,610,192	185,092
M&T Bank Corp.	3,700	641
PNC Financial Services Group, Inc.	405,854	58,780
SunTrust Banks, Inc. (a)	1,085,066	78,201
U.S. Bancorp	1,219,873	64,665
Wells Fargo & Co.	2,627,241	150,515
		945,607
Capital Markets - 5.7%
Apollo Global Management LLC Class A (a)	348,900	12,386
Brookfield Asset Management, Inc.	48,200	2,032
Charles Schwab Corp. (a)	651,543	33,268
KKR & Co. LP	1,919,943	52,568
Morgan Stanley	916,397	46,333
Northern Trust Corp.	844,164	92,200
Oaktree Capital Group LLC Class A	335,300	14,233
S&P Global, Inc.	143,700	28,803
State Street Corp.	1,247,227	110,143
The Blackstone Group LP	75,100	2,622
		394,588
Insurance - 1.0%
Chubb Ltd.	71,700	10,018
Marsh & McLennan Companies, Inc.	272,707	22,733
MetLife, Inc.	648,000	29,640
The Travelers Companies, Inc.	49,000	6,377
		68,768
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	864,968	16,564

TOTAL FINANCIALS		1,425,527

HEALTH CARE - 13.5%
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (c)	357,600	47,546
Amgen, Inc.	309,612	60,854
Intercept Pharmaceuticals, Inc. (b)(c)	168,426	15,350
		123,750
Health Care Equipment & Supplies - 0.9%
Becton, Dickinson & Co.	17,800	4,457
Boston Scientific Corp. (c)	333,300	11,202
Danaher Corp.	239,000	24,517
Fisher & Paykel Healthcare Corp.	334,280	3,372
ResMed, Inc.	52,400	5,543
Steris PLC	54,400	6,227
Zimmer Biomet Holdings, Inc.	53,010	6,654
		61,972
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	472,600	38,673
Anthem, Inc.	161,600	40,885
Cardinal Health, Inc.	841,200	42,018
Cigna Corp.	199,600	35,812
CVS Health Corp.	1,564,604	101,480
Fresenius Medical Care AG & Co. KGaA sponsored ADR	174,500	8,484
HCA Holdings, Inc.	25,400	3,155
Humana, Inc.	50,100	15,740
McKesson Corp.	328,287	41,233
Patterson Companies, Inc.	755,070	18,514
UnitedHealth Group, Inc.	127,400	32,260
		378,254
Pharmaceuticals - 5.3%
Allergan PLC	86,100	15,850
AstraZeneca PLC sponsored ADR	710,100	27,786
Bayer AG	369,786	41,167
Eli Lilly & Co.	105,600	10,434
GlaxoSmithKline PLC sponsored ADR	2,680,022	111,462
Johnson & Johnson	750,469	99,452
Novartis AG sponsored ADR	58,944	4,945
Perrigo Co. PLC	61,300	4,936
Sanofi SA	253,613	22,063
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,148,720	27,500
		365,595

TOTAL HEALTH CARE		929,571

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.3%
General Dynamics Corp.	149,700	29,904
Meggitt PLC	216,680	1,622
Rolls-Royce Holdings PLC	1,176,600	15,298
United Technologies Corp.	809,082	109,825
		156,649
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	245,600	22,652
Expeditors International of Washington, Inc.	74,100	5,644
United Parcel Service, Inc. Class B	790,804	94,809
		123,105
Commercial Services & Supplies - 0.2%
Healthcare Services Group, Inc. (b)	247,200	9,952
Ritchie Brothers Auctioneers, Inc.	101,300	3,370
		13,322
Electrical Equipment - 0.8%
Acuity Brands, Inc.	209,700	29,155
Hubbell, Inc. Class B	179,839	22,165
Rockwell Automation, Inc.	22,100	4,145
		55,465
Industrial Conglomerates - 1.8%
3M Co.	20,200	4,289
General Electric Co.	8,615,027	117,423
		121,712
Machinery - 1.1%
Donaldson Co., Inc.	172,700	8,238
Flowserve Corp.	866,000	38,390
PACCAR, Inc.	19,500	1,282
Snap-On, Inc.	20,400	3,460
Wabtec Corp. (b)	238,600	26,322
		77,692
Professional Services - 0.2%
Nielsen Holdings PLC	602,800	14,202
Road & Rail - 2.6%
CSX Corp. (a)	428,920	30,316
J.B. Hunt Transport Services, Inc.	344,040	41,250
Norfolk Southern Corp.	231,399	39,106
Union Pacific Corp.	464,200	69,579
		180,251
Trading Companies & Distributors - 1.0%
Bunzl PLC	149,953	4,458
Fastenal Co.	442,500	25,192
Howden Joinery Group PLC	228,700	1,432
MSC Industrial Direct Co., Inc. Class A	99,700	8,438
Watsco, Inc.	170,192	29,360
		68,880

TOTAL INDUSTRIALS		811,278

INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 1.1%
Cisco Systems, Inc.	1,842,552	77,922
Electronic Equipment & Components - 0.2%
Avnet, Inc.	122,500	5,372
Philips Lighting NV (d)	145,900	4,047
		9,419
Internet Software & Services - 1.1%
Alphabet, Inc.:
Class A (c)	30,307	37,193
Class C (c)	29,036	35,344
LogMeIn, Inc.	22,800	1,848
		74,385
IT Services - 3.1%
Accenture PLC Class A	68,800	10,962
IBM Corp.	101,800	14,754
MasterCard, Inc. Class A	87,000	17,226
Paychex, Inc.	803,652	55,468
Unisys Corp. (b)(c)	1,267,018	16,281
Visa, Inc. Class A (a)	723,684	98,957
		213,648
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	68,800	6,614
Applied Materials, Inc.	244,700	11,900
NXP Semiconductors NV (c)	36,100	3,442
Qualcomm, Inc.	1,906,146	122,165
United Microelectronics Corp. sponsored ADR	62,150	174
		144,295
Software - 6.1%
Micro Focus International PLC	916,962	14,962
Microsoft Corp. (a)	2,674,399	283,706
Oracle Corp.	1,653,953	78,860
SAP SE sponsored ADR (b)	334,800	38,850
		416,378
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	913,794	173,886

TOTAL INFORMATION TECHNOLOGY		1,109,933

MATERIALS - 1.8%
Chemicals - 1.5%
CF Industries Holdings, Inc.	403,900	17,941
DowDuPont, Inc.	79,900	5,495
LyondellBasell Industries NV Class A (a)	276,700	30,656
Nutrien Ltd.	727,880	39,532
The Scotts Miracle-Gro Co. Class A	134,500	10,683
		104,307
Metals & Mining - 0.3%
BHP Billiton Ltd. sponsored ADR (b)	411,100	21,484

TOTAL MATERIALS		125,791

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
American Tower Corp.	153,900	22,814
CoreSite Realty Corp.	159,700	17,902
Equinix, Inc.	62,500	27,455
Omega Healthcare Investors, Inc.	138,500	4,112
Public Storage	89,000	19,387
Sabra Health Care REIT, Inc.	257,800	5,571
Spirit MTA REIT (c)	91,630	915
Spirit Realty Capital, Inc.	916,300	7,669
		105,825
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	360,715	11,532
Verizon Communications, Inc.	1,804,574	93,188
		104,720
UTILITIES - 1.5%
Electric Utilities - 1.3%
Exelon Corp.	1,439,200	61,166
PPL Corp.	686,800	19,759
Southern Co.	221,400	10,760
		91,685
Multi-Utilities - 0.2%
Sempra Energy	85,300	9,860

TOTAL UTILITIES		101,545

TOTAL COMMON STOCKS
(Cost $5,925,137)		6,787,838

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A, 6.125%	210,900	13,310
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25%	117,279	6,131
UTILITIES - 0.1%
Electric Utilities - 0.1%
Vistra Energy Corp. 7.00%	66,200	6,088

TOTAL CONVERTIBLE PREFERRED STOCKS		25,529

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)	411,700,180	540
TOTAL PREFERRED STOCKS
(Cost $26,857)		26,069
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19(d)
(Cost $7,157)	EUR 6,700	8,325
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)(g)
(Cost $18,052)	18,052,449	9,510

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 1.96% (h)	28,284,925	28,291
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	50,080,325	50,085
TOTAL MONEY MARKET FUNDS
(Cost $78,381)		78,376
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $6,055,584)		6,910,118
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(38,621)
NET ASSETS - 100%		$6,871,497

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Apollo Global Management LLC Class A	Chicago Board Options Exchange	908	$3,223	$39.00	9/21/18	$(14)
Charles Schwab Corp.	Chicago Board Options Exchange	1,287	6,571	60.00	9/21/18	(6)
Citigroup, Inc.	Chicago Board Options Exchange	2,378	17,095	72.50	10/19/18	(568)
CSX Corp.	Chicago Board Options Exchange	4,278	30,237	70.00	8/17/18	(691)
Dunkin Brands Group, Inc.	Chicago Board Options Exchange	992	6,907	75.00	8/17/18	(7)
KKR & Co. LP	Bank of America NA	1,899	5,199	28.00	9/21/18	(115)
KKR & Co. LP	Bank of America NA	1,899	5,199	29.00	9/21/18	(58)
LyondellBasell Industries NV Class A	Chicago Board Options Exchange	566	6,271	115.00	8/17/18	(61)
Microsoft Corp.	Chicago Board Options Exchange	2,667	28,292	115.00	10/19/18	(332)
Paychex, Inc.	Bank of America NA	1,507	10,401	72.50	9/21/18	(88)
S&P Global, Inc.	Bank of America NA	715	14,331	210.00	8/17/18	(25)
SunTrust Banks, Inc.	Chicago Board Options Exchange	1,076	7,755	75.00	10/19/18	(150)
SunTrust Banks, Inc.	Chicago Board Options Exchange	1,076	7,755	77.50	10/19/18	(76)
TJX Companies, Inc.	Chicago Board Options Exchange	1,911	18,586	97.50	10/19/18	(688)
Visa, Inc. Class A	Chicago Board Options Exchange	704	9,626	145.00	10/19/18	(136)
Visa, Inc. Class A	Chicago Board Options Exchange	704	9,626	150.00	10/19/18	(64)
TOTAL WRITTEN OPTIONS						$(3,079)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $151,946,000.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,372,000 or 0.2% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,510,000 or 0.1% of net assets.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$808
Fidelity Securities Lending Cash Central Fund	545
Total	$1,353

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$580,807	$580,807	$--	$--
Consumer Staples	525,784	525,784	--	--
Energy	967,057	967,057	--	--
Financials	1,425,527	1,425,527	--	--
Health Care	942,881	866,341	76,540	--
Industrials	817,949	796,520	21,429	--
Information Technology	1,109,933	1,094,971	14,962	--
Materials	125,791	125,791	--	--
Real Estate	105,825	105,825	--	--
Telecommunication Services	104,720	104,720	--	--
Utilities	107,633	101,545	6,088	--
Corporate Bonds	8,325	--	8,325	--
Other	9,510	--	--	9,510
Money Market Funds	78,376	78,376	--	--
Total Investments in Securities:	$6,910,118	$6,773,264	$127,344	$9,510
Derivative Instruments:
Liabilities
Written Options	$(3,079)	$(2,793)	$(286)	$--
Total Liabilities	$(3,079)	$(2,793)	$(286)	$--
Total Derivative Instruments:	$(3,079)	$(2,793)	$(286)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(3,079)
Total Equity Risk	0	(3,079)
Total Value of Derivatives	$0	$(3,079)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
United Kingdom	4.8%
Canada	4.3%
Germany	1.3%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $49,790) — See accompanying schedule: Unaffiliated issuers (cost $5,977,203)	$6,831,742
Fidelity Central Funds (cost $78,381)	78,376
Total Investment in Securities (cost $6,055,584)		$6,910,118
Restricted cash		367
Receivable for investments sold		18,741
Receivable for fund shares sold		1,016
Dividends receivable		6,655
Interest receivable		37
Distributions receivable from Fidelity Central Funds		102
Prepaid expenses		17
Other receivables		955
Total assets		6,938,008
Liabilities
Payable for investments purchased	$5,768
Payable for fund shares redeemed	3,252
Accrued management fee	2,481
Written options, at value (premium received $3,221)	3,079
Other affiliated payables	888
Other payables and accrued expenses	954
Collateral on securities loaned	50,089
Total liabilities		66,511
Net Assets		$6,871,497
Net Assets consist of:
Paid in capital		$6,001,077
Distributions in excess of net investment income		(8,807)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,567
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		854,660
Net Assets		$6,871,497
Growth and Income:
Net Asset Value, offering price and redemption price per share ($6,280,296 ÷ 159,628 shares)		$39.34
Class K:
Net Asset Value, offering price and redemption price per share ($591,201 ÷ 15,040 shares)		$39.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$165,798
Interest		449
Income from Fidelity Central Funds		1,353
Total income		167,600
Expenses
Management fee	$31,251
Transfer agent fees	9,855
Accounting and security lending fees	1,183
Custodian fees and expenses	136
Independent trustees' fees and expenses	31
Registration fees	67
Audit	98
Legal	18
Interest	13
Miscellaneous	54
Total expenses before reductions	42,706
Expense reductions	(373)
Total expenses after reductions		42,333
Net investment income (loss)		125,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	950,168
Fidelity Central Funds	(1)
Foreign currency transactions	(64)
Written options	10,940
Total net realized gain (loss)		961,043
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(184,761)
Fidelity Central Funds	(3)
Assets and liabilities in foreign currencies	7
Written options	2,554
Total change in net unrealized appreciation (depreciation)		(182,203)
Net gain (loss)		778,840
Net increase (decrease) in net assets resulting from operations		$904,107

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$125,267	$128,606
Net realized gain (loss)	961,043	555,075
Change in net unrealized appreciation (depreciation)	(182,203)	424,780
Net increase (decrease) in net assets resulting from operations	904,107	1,108,461
Distributions to shareholders from net investment income	(140,988)	(97,619)
Share transactions - net increase (decrease)	(1,137,673)	(57,861)
Total increase (decrease) in net assets	(374,554)	952,981
Net Assets
Beginning of period	7,246,051	6,293,070
End of period	$6,871,497	$7,246,051
Other Information
Undistributed net investment income end of period	$–	$12,195
Distributions in excess of net investment income end of period	$(8,807)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.31	$30.48	$30.85	$29.02	$25.66
Income from Investment Operations
Net investment income (loss)A	.65	.61	.59	.55	.51
Net realized and unrealized gain (loss)	4.12	4.68	(.37)	1.82B	3.35
Total from investment operations	4.77	5.29	.22	2.37	3.86
Distributions from net investment income	(.74)	(.46)	(.58)	(.54)	(.50)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Total distributions	(.74)	(.46)	(.59)	(.54)	(.50)C
Net asset value, end of period	$39.34	$35.31	$30.48	$30.85	$29.02
Total ReturnD	13.66%	17.48%	.88%	8.23%B	15.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.61%	.63%	.64%	.63%	.65%
Expenses net of all reductions	.61%	.63%	.64%	.63%	.65%
Net investment income (loss)	1.76%	1.84%	2.05%	1.83%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$6,280	$6,356	$5,529	$6,563	$6,550
Portfolio turnover rateG	38%	37%	29%	35%	41%H

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.28	$30.46	$30.82	$29.00	$25.64
Income from Investment Operations
Net investment income (loss)A	.69	.65	.62	.59	.54
Net realized and unrealized gain (loss)	4.12	4.67	(.35)	1.81B	3.36
Total from investment operations	4.81	5.32	.27	2.40	3.90
Distributions from net investment income	(.78)	(.50)	(.62)	(.58)	(.53)
Distributions from net realized gain	–	–	(.01)	–	(.01)
Total distributions	(.78)	(.50)	(.63)	(.58)	(.54)
Net asset value, end of period	$39.31	$35.28	$30.46	$30.82	$29.00
Total ReturnC	13.79%	17.60%	1.04%	8.34%B	15.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.52%	.52%	.52%	.52%
Net investment income (loss)	1.86%	1.95%	2.17%	1.95%	1.99%
Supplemental Data
Net assets, end of period (in millions)	$591	$890	$765	$862	$960
Portfolio turnover rateF	38%	37%	29%	35%	41%G

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $829 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain conversion ratio adjustments, equity-debt classifications, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,301,535
Gross unrealized depreciation	(425,090)
Net unrealized appreciation (depreciation)	$876,445
Tax Cost	$6,030,594

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,703
Net unrealized appreciation (depreciation) on securities and other investments	$849,553

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$140,988	$ 97,619

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $9,877 in this Subsidiary, representing .14% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,675,808 and $3,837,386, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,493.15
Class K	362.05
	$9,855

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $57 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,037	1.46%	$11

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $545, including $16 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,831. The weighted average interest rate was 1.66%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $299 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $74.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Growth and Income	$124,875	$84,860
Class K	16,113	12,759
Total	$140,988	$97,619

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Growth and Income
Shares sold	5,407	18,794	$201,160	$607,315
Reinvestment of distributions	3,205	2,473	118,260	80,649
Shares redeemed	(28,976)	(22,631)	(1,077,783)	(748,252)
Net increase (decrease)	(20,364)	(1,364)	$(758,363)	$(60,288)
Class K
Shares sold	2,738	7,100	$101,861	$234,427
Reinvestment of distributions	438	391	16,113	12,759
Shares redeemed	(13,364)	(7,363)	(497,284)	(244,759)
Net increase (decrease)	(10,188)	128	$(379,310)	$2,427

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Growth and Income	.61%
Actual		$1,000.00	$996.50	$3.02
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Class K	.51%
Actual		$1,000.00	$997.00	$2.53
Hypothetical-C		$1,000.00	$1,022.27	$2.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth & Income Portfolio
Growth & Income	09/10/18	09/07/18	$0.014
Class K	09/10/18	09/07/18	$0.014

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth & Income and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth & Income, and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Growth & Income Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GAI-K-ANN-0918
1.863230.109

Fidelity® Leveraged Company Stock Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	10.91%	7.83%	6.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,294	Fidelity® Leveraged Company Stock Fund
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund's share classes gained about 11%, lagging the benchmark S&P 500® and topping the 7.37% result of the Credit Suisse Leveraged Equity Index. We feel the latter index represents a better basis for comparison, given the fund’s mandate to primarily invest in the common stocks of leveraged companies. I am pleased with the fund’s performance through the end of May, but the final two months of this reporting period proved disappointing, with the fund widely lagging the S&P 500. For the full 12 months, the fund’s underperformance of the benchmark was primarily due to security selection in the consumer discretionary and information technology sectors. With my focus on leveraged companies, many constituents in the S&P 500 are screened out of my process, yet still may notably influence the fund’s performance versus the benchmark. For instance, largely avoiding e-commerce giant Amazon.com and software maker Microsoft were the fund’s largest relative detractors the past year. Conversely, the fund’s relative result benefited from overall industry positioning, especially underweightings in consumer staples, utilities and health care, all of which trailed the broader market. The fund’s top contributor was Eldorado Resorts, a regional gaming operator that has grown through strategic acquisitions focused on return on investment rather than just revenue growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR	3.0
Alphabet, Inc. Class A	2.5
T-Mobile U.S., Inc.	2.5
Facebook, Inc. Class A	2.4
Melco Crown Entertainment Ltd. sponsored ADR	2.2
Eldorado Resorts, Inc.	2.2
ON Semiconductor Corp.	2.1
Air Canada	2.1
Micron Technology, Inc.	2.0
Broadcom, Inc.	2.0
23.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	34.7
Consumer Discretionary	22.8
Materials	8.5
Financials	8.0
Industrials	7.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	98.3%
Convertible Securities	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 18.1%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.8%
Auto Components - 1.5%
Lear Corp.	227,100	$40,908
Hotels, Restaurants & Leisure - 13.1%
Boyd Gaming Corp.	1,367,800	51,087
Eldorado Resorts, Inc. (a)	1,413,780	60,580
Las Vegas Sands Corp.	245,200	17,630
Melco Crown Entertainment Ltd. sponsored ADR	2,360,000	61,030
Penn National Gaming, Inc. (a)	1,416,000	45,383
Red Rock Resorts, Inc.	5,847	207
Royal Caribbean Cruises Ltd.	214,400	24,176
Scientific Games Corp. Class A (a)	532,500	25,587
The Stars Group, Inc. (a)	530,200	18,186
Wyndham Destinations, Inc.	289,100	13,333
Wyndham Hotels & Resorts, Inc.	289,100	16,768
Wynn Resorts Ltd.	205,400	34,257
		368,224
Household Durables - 1.4%
Lennar Corp.:
Class A	417,740	21,835
Class B	6,642	287
Toll Brothers, Inc.	513,000	18,088
		40,210
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. (a)	16,100	28,617
JD.com, Inc. sponsored ADR (a)	381,900	13,695
The Booking Holdings, Inc. (a)	18,200	36,923
		79,235
Media - 2.7%
Gray Television, Inc. (a)	1,172,964	18,122
Naspers Ltd.:
Class N	135,500	33,362
Class N sponsored ADR (b)	160,400	7,973
Nexstar Broadcasting Group, Inc. Class A	195,498	14,555
		74,012
Specialty Retail - 0.5%
Ulta Beauty, Inc. (a)	60,000	14,663
Textiles, Apparel & Luxury Goods - 0.8%
adidas AG	97,168	21,492

TOTAL CONSUMER DISCRETIONARY		638,744

CONSUMER STAPLES - 2.6%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	60,200	12,656
Food Products - 2.2%
Darling International, Inc. (a)	1,932,283	38,820
JBS SA	9,507,900	22,850
		61,670

TOTAL CONSUMER STAPLES		74,326

ENERGY - 6.8%
Energy Equipment & Services - 0.4%
SAExploration Holdings, Inc. (a)(c)	419,175	545
Weatherford International PLC (a)(b)	2,859,400	9,693
		10,238
Oil, Gas & Consumable Fuels - 6.4%
Cheniere Energy, Inc. (a)	319,640	20,297
Concho Resources, Inc. (a)	86,688	12,643
Diamondback Energy, Inc.	225,500	29,755
EQT Corp.	306,506	15,227
MEG Energy Corp. (a)	1,809,300	11,794
Parsley Energy, Inc. Class A (a)	821,600	25,823
Pioneer Natural Resources Co.	145,200	27,482
QEP Resources, Inc. (a)	458,700	4,766
Scorpio Tankers, Inc.	1,959,100	4,212
Teekay Corp. (b)	894,737	6,236
Whiting Petroleum Corp. (a)	430,473	21,373
		179,608

TOTAL ENERGY		189,846

FINANCIALS - 8.0%
Banks - 4.9%
Bank of America Corp.	1,618,399	49,976
Huntington Bancshares, Inc.	757,980	11,703
JPMorgan Chase & Co.	442,900	50,911
Regions Financial Corp.	607,780	11,311
SunTrust Banks, Inc.	167,900	12,101
		136,002
Capital Markets - 0.4%
MSCI, Inc.	73,500	12,215
Consumer Finance - 1.8%
OneMain Holdings, Inc. (a)	1,547,200	51,444
Diversified Financial Services - 0.9%
GDS Holdings Ltd. ADR (a)(b)	1,173,700	25,622

TOTAL FINANCIALS		225,283

HEALTH CARE - 4.1%
Health Care Providers & Services - 2.3%
HCA Holdings, Inc.	146,500	18,200
Humana, Inc.	99,700	31,324
UnitedHealth Group, Inc.	60,300	15,269
		64,793
Life Sciences Tools & Services - 1.0%
Quintiles Transnational Holdings, Inc. (a)	234,700	28,619
Pharmaceuticals - 0.8%
Bausch Health Cos., Inc. (Canada) (a)	56,100	1,220
Jazz Pharmaceuticals PLC (a)	114,300	19,783
		21,003

TOTAL HEALTH CARE		114,415

INDUSTRIALS - 7.1%
Air Freight & Logistics - 0.6%
XPO Logistics, Inc. (a)	151,300	15,088
Airlines - 2.6%
Air Canada (a)	3,279,900	59,327
Allegiant Travel Co.	104,146	12,872
		72,199
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.	46,866	14
Machinery - 1.0%
Allison Transmission Holdings, Inc.	617,900	29,041
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	12
Trading Companies & Distributors - 2.9%
HD Supply Holdings, Inc. (a)	1,016,300	44,697
United Rentals, Inc. (a)	248,100	36,917
		81,614

TOTAL INDUSTRIALS		197,968

INFORMATION TECHNOLOGY - 34.1%
Electronic Equipment & Components - 1.5%
CDW Corp.	245,300	20,627
Control4 Corp. (a)	397,400	10,106
TTM Technologies, Inc. (a)	589,200	10,229
		40,962
Internet Software & Services - 7.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	451,700	84,573
Alphabet, Inc. Class A (a)	56,700	69,583
Facebook, Inc. Class A (a)	393,000	67,824
		221,980
IT Services - 7.1%
EPAM Systems, Inc. (a)	302,100	39,336
Global Payments, Inc.	480,900	54,135
MasterCard, Inc. Class A	152,400	30,175
PayPal Holdings, Inc. (a)	453,600	37,259
Visa, Inc. Class A	285,900	39,094
		199,999
Semiconductors & Semiconductor Equipment - 9.9%
Broadcom, Inc.	246,100	54,578
Marvell Technology Group Ltd.	998,982	21,288
Microchip Technology, Inc.	334,900	31,290
Micron Technology, Inc. (a)	1,084,600	57,256
NVIDIA Corp.	217,200	53,184
ON Semiconductor Corp. (a)	2,713,000	59,822
		277,418
Software - 7.7%
Adobe Systems, Inc. (a)	215,600	52,753
CDK Global, Inc.	215,100	13,433
Electronic Arts, Inc. (a)	203,600	26,214
Microsoft Corp.	369,400	39,186
Salesforce.com, Inc. (a)	217,000	29,762
SS&C Technologies Holdings, Inc.	581,900	30,881
Take-Two Interactive Software, Inc. (a)	197,700	22,344
		214,573

TOTAL INFORMATION TECHNOLOGY		954,932

MATERIALS - 8.5%
Chemicals - 6.3%
DowDuPont, Inc.	530,921	36,511
Ingevity Corp. (a)	254,788	25,395
LyondellBasell Industries NV Class A	236,755	26,230
Platform Specialty Products Corp. (a)	2,635,400	32,574
The Chemours Co. LLC	943,100	43,203
Westlake Chemical Corp.	106,400	11,408
		175,321
Containers & Packaging - 0.4%
Crown Holdings, Inc. (a)	277,300	12,553
Metals & Mining - 1.8%
First Quantum Minerals Ltd.	2,129,900	33,221
Freeport-McMoRan, Inc.	1,107,900	18,280
		51,501

TOTAL MATERIALS		239,375

TELECOMMUNICATION SERVICES - 2.5%
Wireless Telecommunication Services - 2.5%
T-Mobile U.S., Inc. (a)	1,148,300	68,898
UTILITIES - 1.8%
Electric Utilities - 1.1%
Vistra Energy Corp. (a)	1,364,665	30,841
Independent Power and Renewable Electricity Producers - 0.7%
NRG Energy, Inc.	659,500	20,886

TOTAL UTILITIES		51,727

TOTAL COMMON STOCKS
(Cost $2,205,120)		2,755,514

Convertible Preferred Stocks - 0.6%
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.6%
Lyft, Inc. Series I (d)(e)
(Cost $15,000)	316,764	15,000
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Jupiter Resources, Inc. 8.5% 10/1/22 (c)
(Cost $701)	825	413
	Shares	Value (000s)

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 1.96% (f)	40,950,186	40,958
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	34,672,893	34,676
TOTAL MONEY MARKET FUNDS
(Cost $75,633)		75,634
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $2,296,454)		2,846,561
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(43,741)
NET ASSETS - 100%		$2,802,820

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $958,000 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,000,000 or 0.5% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series I	6/27/18	$15,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$673
Fidelity Securities Lending Cash Central Fund	726
Total	$1,399

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$638,744	$638,744	$--	$--
Consumer Staples	74,326	74,326	--	--
Energy	189,846	189,846	--	--
Financials	225,283	225,283	--	--
Health Care	114,415	114,415	--	--
Industrials	197,968	197,968	--	--
Information Technology	969,932	954,932	--	15,000
Materials	239,375	239,375	--	--
Telecommunication Services	68,898	68,898	--	--
Utilities	51,727	51,727	--	--
Corporate Bonds	413	--	413	--
Money Market Funds	75,634	75,634	--	--
Total Investments in Securities:	$2,846,561	$2,831,148	$413	$15,000

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Cayman Islands	5.7%
Canada	4.4%
South Africa	1.5%
Ireland	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $26,093) — See accompanying schedule: Unaffiliated issuers (cost $2,220,821)	$2,770,927
Fidelity Central Funds (cost $75,633)	75,634
Total Investment in Securities (cost $2,296,454)		$2,846,561
Cash		5,279
Receivable for investments sold		10,412
Receivable for fund shares sold		277
Dividends receivable		263
Interest receivable		23
Distributions receivable from Fidelity Central Funds		76
Prepaid expenses		7
Other receivables		118
Total assets		2,863,016
Liabilities
Payable for investments purchased	$20,829
Payable for fund shares redeemed	2,771
Accrued management fee	1,412
Other affiliated payables	398
Other payables and accrued expenses	106
Collateral on securities loaned	34,680
Total liabilities		60,196
Net Assets		$2,802,820
Net Assets consist of:
Paid in capital		$1,957,651
Distributions in excess of net investment income		(1,170)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		296,232
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		550,107
Net Assets		$2,802,820
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,371,819 ÷ 69,131 shares)		$34.31
Class K:
Net Asset Value, offering price and redemption price per share ($431,001 ÷ 12,528 shares)		$34.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$23,638
Interest		91
Income from Fidelity Central Funds		1,399
Total income		25,128
Expenses
Management fee	$17,773
Transfer agent fees	4,081
Accounting and security lending fees	893
Custodian fees and expenses	54
Independent trustees' fees and expenses	13
Registration fees	46
Audit	64
Legal	15
Miscellaneous	23
Total expenses before reductions	22,962
Expense reductions	(403)
Total expenses after reductions		22,559
Net investment income (loss)		2,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	417,891
Fidelity Central Funds	(2)
Foreign currency transactions	68
Total net realized gain (loss)		417,957
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(99,612)
Fidelity Central Funds	(4)
Total change in net unrealized appreciation (depreciation)		(99,616)
Net gain (loss)		318,341
Net increase (decrease) in net assets resulting from operations		$320,910

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,569	$17,016
Net realized gain (loss)	417,957	1,032,712
Change in net unrealized appreciation (depreciation)	(99,616)	(535,359)
Net increase (decrease) in net assets resulting from operations	320,910	514,369
Distributions to shareholders from net investment income	(6,187)	(31,094)
Distributions to shareholders from net realized gain	(529,539)	(719,647)
Total distributions	(535,726)	(750,741)
Share transactions - net increase (decrease)	(115,492)	(65,270)
Redemption fees	–	27
Total increase (decrease) in net assets	(330,308)	(301,615)
Net Assets
Beginning of period	3,133,128	3,434,743
End of period	$2,802,820	$3,133,128
Other Information
Undistributed net investment income end of period	$–	$3,302
Distributions in excess of net investment income end of period	$(1,170)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.25	$40.68	$46.90	$45.82	$39.44
Income from Investment Operations
Net investment income (loss)A	.02	.19	.41	.41	.34
Net realized and unrealized gain (loss)	3.42B	5.53	(3.77)	1.01	6.31
Total from investment operations	3.44	5.72	(3.36)	1.42	6.65
Distributions from net investment income	(.07)	(.37)	(.40)	(.34)	(.27)
Distributions from net realized gain	(6.32)	(8.78)	(2.46)	–	–
Total distributions	(6.38)C	(9.15)	(2.86)	(.34)	(.27)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$34.31	$37.25	$40.68	$46.90	$45.82
Total ReturnE	10.91%B	17.45%	(7.23)%	3.12%	16.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.80%	.80%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.78%	.79%
Expenses net of all reductions	.77%	.78%	.80%	.78%	.79%
Net investment income (loss)	.07%	.51%	1.03%	.87%	.81%
Supplemental Data
Net assets, end of period (in millions)	$2,372	$2,644	$2,861	$3,755	$4,207
Portfolio turnover rateH	67%	100%	9%	4%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 C Total distributions of $6.38 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.34	$40.76	$47.00	$45.91	$39.52
Income from Investment Operations
Net investment income (loss)A	.06	.23	.46	.46	.40
Net realized and unrealized gain (loss)	3.42B	5.55	(3.79)	1.03	6.31
Total from investment operations	3.48	5.78	(3.33)	1.49	6.71
Distributions from net investment income	(.11)	(.42)	(.45)	(.40)	(.32)
Distributions from net realized gain	(6.32)	(8.78)	(2.46)	–	–
Total distributions	(6.42)C	(9.20)	(2.91)	(.40)	(.32)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$34.40	$37.34	$40.76	$47.00	$45.91
Total ReturnE	11.01%B	17.60%	(7.14)%	3.26%	17.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.67%	.67%
Expenses net of all reductions	.66%	.67%	.68%	.67%	.67%
Net investment income (loss)	.18%	.63%	1.15%	.99%	.92%
Supplemental Data
Net assets, end of period (in millions)	$431	$489	$573	$991	$1,173
Portfolio turnover rateH	67%	100%	9%	4%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement form the investment adviser for an error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 C Total distributions of $6.42 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$640,048
Gross unrealized depreciation	(90,147)
Net unrealized appreciation (depreciation)	$549,901
Tax Cost	$2,296,660

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,756
Undistributed long-term capital gain	$290,712
Net unrealized appreciation (depreciation) on securities and other investments	$549,901

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$17,016	$ 31,094
Long-term Capital Gains	518,710	719,647
Total	$535,726	$ 750,741

The Fund intends to elect to defer to its next fiscal year $1,199,814 of ordinary losses recognized during the period January 1, 2018 to July 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,975,117 and $2,554,689, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$3,867.15
Class K	214.05
	$4,081

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $5,279 for an error which is included in the Change in net unrealized appreciation (depreciation) on unaffiliated investment securities in the accompanying Statement of Operations.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $726, including $2 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Leveraged Company Stock	$4,788	$25,432
Class K	1,399	5,662
Total	$6,187	$31,094
From net realized gain
Leveraged Company Stock	$447,843	$601,482
Class K	81,696	118,165
Total	$529,539	$719,647

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Leveraged Company Stock
Shares sold	2,261	3,277	$77,379	$119,066
Reinvestment of distributions	13,261	17,338	427,578	589,414
Shares redeemed	(17,365)	(19,987)	(594,962)	(729,496)
Net increase (decrease)	(1,843)	628	$(90,005)	$(21,016)
Class K
Shares sold	989	1,480	$34,063	$53,751
Reinvestment of distributions	2,572	3,634	83,096	123,827
Shares redeemed	(4,138)	(6,074)	(142,646)	(221,832)
Net increase (decrease)	(577)	(960)	$(25,487)	$(44,254)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Leveraged Company Stock	.78%
Actual		$1,000.00	$970.90	$3.81
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class K	.67%
Actual		$1,000.00	$971.50	$3.28
Hypothetical-C		$1,000.00	$1,021.47	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock	09/17/18	09/14/18	$3.738
Class K	09/17/18	09/14/18	$3.760

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $ 389,354,534, or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% and 52%; Class K designates 86% and 47% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and 78% and Class K designates 94% and 71% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Leveraged Company Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LSF-ANN-0918
1.762413.117

Fidelity® Leveraged Company Stock Fund Class K Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	11.01%	7.95%	6.94%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$19,570	Fidelity® Leveraged Company Stock Fund - Class K
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund's share classes gained about 11%, lagging the benchmark S&P 500® and topping the 7.37% result of the Credit Suisse Leveraged Equity Index. We feel the latter index represents a better basis for comparison, given the fund’s mandate to primarily invest in the common stocks of leveraged companies. I am pleased with the fund’s performance through the end of May, but the final two months of this reporting period proved disappointing, with the fund widely lagging the S&P 500. For the full 12 months, the fund’s underperformance of the benchmark was primarily due to security selection in the consumer discretionary and information technology sectors. With my focus on leveraged companies, many constituents in the S&P 500 are screened out of my process, yet still may notably influence the fund’s performance versus the benchmark. For instance, largely avoiding e-commerce giant Amazon.com and software maker Microsoft were the fund’s largest relative detractors the past year. Conversely, the fund’s relative result benefited from overall industry positioning, especially underweightings in consumer staples, utilities and health care, all of which trailed the broader market. The fund’s top contributor was Eldorado Resorts, a regional gaming operator that has grown through strategic acquisitions focused on return on investment rather than just revenue growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR	3.0
Alphabet, Inc. Class A	2.5
T-Mobile U.S., Inc.	2.5
Facebook, Inc. Class A	2.4
Melco Crown Entertainment Ltd. sponsored ADR	2.2
Eldorado Resorts, Inc.	2.2
ON Semiconductor Corp.	2.1
Air Canada	2.1
Micron Technology, Inc.	2.0
Broadcom, Inc.	2.0
23.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	34.7
Consumer Discretionary	22.8
Materials	8.5
Financials	8.0
Industrials	7.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	98.3%
Convertible Securities	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 18.1%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.8%
Auto Components - 1.5%
Lear Corp.	227,100	$40,908
Hotels, Restaurants & Leisure - 13.1%
Boyd Gaming Corp.	1,367,800	51,087
Eldorado Resorts, Inc. (a)	1,413,780	60,580
Las Vegas Sands Corp.	245,200	17,630
Melco Crown Entertainment Ltd. sponsored ADR	2,360,000	61,030
Penn National Gaming, Inc. (a)	1,416,000	45,383
Red Rock Resorts, Inc.	5,847	207
Royal Caribbean Cruises Ltd.	214,400	24,176
Scientific Games Corp. Class A (a)	532,500	25,587
The Stars Group, Inc. (a)	530,200	18,186
Wyndham Destinations, Inc.	289,100	13,333
Wyndham Hotels & Resorts, Inc.	289,100	16,768
Wynn Resorts Ltd.	205,400	34,257
		368,224
Household Durables - 1.4%
Lennar Corp.:
Class A	417,740	21,835
Class B	6,642	287
Toll Brothers, Inc.	513,000	18,088
		40,210
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. (a)	16,100	28,617
JD.com, Inc. sponsored ADR (a)	381,900	13,695
The Booking Holdings, Inc. (a)	18,200	36,923
		79,235
Media - 2.7%
Gray Television, Inc. (a)	1,172,964	18,122
Naspers Ltd.:
Class N	135,500	33,362
Class N sponsored ADR (b)	160,400	7,973
Nexstar Broadcasting Group, Inc. Class A	195,498	14,555
		74,012
Specialty Retail - 0.5%
Ulta Beauty, Inc. (a)	60,000	14,663
Textiles, Apparel & Luxury Goods - 0.8%
adidas AG	97,168	21,492

TOTAL CONSUMER DISCRETIONARY		638,744

CONSUMER STAPLES - 2.6%
Beverages - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	60,200	12,656
Food Products - 2.2%
Darling International, Inc. (a)	1,932,283	38,820
JBS SA	9,507,900	22,850
		61,670

TOTAL CONSUMER STAPLES		74,326

ENERGY - 6.8%
Energy Equipment & Services - 0.4%
SAExploration Holdings, Inc. (a)(c)	419,175	545
Weatherford International PLC (a)(b)	2,859,400	9,693
		10,238
Oil, Gas & Consumable Fuels - 6.4%
Cheniere Energy, Inc. (a)	319,640	20,297
Concho Resources, Inc. (a)	86,688	12,643
Diamondback Energy, Inc.	225,500	29,755
EQT Corp.	306,506	15,227
MEG Energy Corp. (a)	1,809,300	11,794
Parsley Energy, Inc. Class A (a)	821,600	25,823
Pioneer Natural Resources Co.	145,200	27,482
QEP Resources, Inc. (a)	458,700	4,766
Scorpio Tankers, Inc.	1,959,100	4,212
Teekay Corp. (b)	894,737	6,236
Whiting Petroleum Corp. (a)	430,473	21,373
		179,608

TOTAL ENERGY		189,846

FINANCIALS - 8.0%
Banks - 4.9%
Bank of America Corp.	1,618,399	49,976
Huntington Bancshares, Inc.	757,980	11,703
JPMorgan Chase & Co.	442,900	50,911
Regions Financial Corp.	607,780	11,311
SunTrust Banks, Inc.	167,900	12,101
		136,002
Capital Markets - 0.4%
MSCI, Inc.	73,500	12,215
Consumer Finance - 1.8%
OneMain Holdings, Inc. (a)	1,547,200	51,444
Diversified Financial Services - 0.9%
GDS Holdings Ltd. ADR (a)(b)	1,173,700	25,622

TOTAL FINANCIALS		225,283

HEALTH CARE - 4.1%
Health Care Providers & Services - 2.3%
HCA Holdings, Inc.	146,500	18,200
Humana, Inc.	99,700	31,324
UnitedHealth Group, Inc.	60,300	15,269
		64,793
Life Sciences Tools & Services - 1.0%
Quintiles Transnational Holdings, Inc. (a)	234,700	28,619
Pharmaceuticals - 0.8%
Bausch Health Cos., Inc. (Canada) (a)	56,100	1,220
Jazz Pharmaceuticals PLC (a)	114,300	19,783
		21,003

TOTAL HEALTH CARE		114,415

INDUSTRIALS - 7.1%
Air Freight & Logistics - 0.6%
XPO Logistics, Inc. (a)	151,300	15,088
Airlines - 2.6%
Air Canada (a)	3,279,900	59,327
Allegiant Travel Co.	104,146	12,872
		72,199
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.	46,866	14
Machinery - 1.0%
Allison Transmission Holdings, Inc.	617,900	29,041
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	12
Trading Companies & Distributors - 2.9%
HD Supply Holdings, Inc. (a)	1,016,300	44,697
United Rentals, Inc. (a)	248,100	36,917
		81,614

TOTAL INDUSTRIALS		197,968

INFORMATION TECHNOLOGY - 34.1%
Electronic Equipment & Components - 1.5%
CDW Corp.	245,300	20,627
Control4 Corp. (a)	397,400	10,106
TTM Technologies, Inc. (a)	589,200	10,229
		40,962
Internet Software & Services - 7.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	451,700	84,573
Alphabet, Inc. Class A (a)	56,700	69,583
Facebook, Inc. Class A (a)	393,000	67,824
		221,980
IT Services - 7.1%
EPAM Systems, Inc. (a)	302,100	39,336
Global Payments, Inc.	480,900	54,135
MasterCard, Inc. Class A	152,400	30,175
PayPal Holdings, Inc. (a)	453,600	37,259
Visa, Inc. Class A	285,900	39,094
		199,999
Semiconductors & Semiconductor Equipment - 9.9%
Broadcom, Inc.	246,100	54,578
Marvell Technology Group Ltd.	998,982	21,288
Microchip Technology, Inc.	334,900	31,290
Micron Technology, Inc. (a)	1,084,600	57,256
NVIDIA Corp.	217,200	53,184
ON Semiconductor Corp. (a)	2,713,000	59,822
		277,418
Software - 7.7%
Adobe Systems, Inc. (a)	215,600	52,753
CDK Global, Inc.	215,100	13,433
Electronic Arts, Inc. (a)	203,600	26,214
Microsoft Corp.	369,400	39,186
Salesforce.com, Inc. (a)	217,000	29,762
SS&C Technologies Holdings, Inc.	581,900	30,881
Take-Two Interactive Software, Inc. (a)	197,700	22,344
		214,573

TOTAL INFORMATION TECHNOLOGY		954,932

MATERIALS - 8.5%
Chemicals - 6.3%
DowDuPont, Inc.	530,921	36,511
Ingevity Corp. (a)	254,788	25,395
LyondellBasell Industries NV Class A	236,755	26,230
Platform Specialty Products Corp. (a)	2,635,400	32,574
The Chemours Co. LLC	943,100	43,203
Westlake Chemical Corp.	106,400	11,408
		175,321
Containers & Packaging - 0.4%
Crown Holdings, Inc. (a)	277,300	12,553
Metals & Mining - 1.8%
First Quantum Minerals Ltd.	2,129,900	33,221
Freeport-McMoRan, Inc.	1,107,900	18,280
		51,501

TOTAL MATERIALS		239,375

TELECOMMUNICATION SERVICES - 2.5%
Wireless Telecommunication Services - 2.5%
T-Mobile U.S., Inc. (a)	1,148,300	68,898
UTILITIES - 1.8%
Electric Utilities - 1.1%
Vistra Energy Corp. (a)	1,364,665	30,841
Independent Power and Renewable Electricity Producers - 0.7%
NRG Energy, Inc.	659,500	20,886

TOTAL UTILITIES		51,727

TOTAL COMMON STOCKS
(Cost $2,205,120)		2,755,514

Convertible Preferred Stocks - 0.6%
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.6%
Lyft, Inc. Series I (d)(e)
(Cost $15,000)	316,764	15,000
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Jupiter Resources, Inc. 8.5% 10/1/22 (c)
(Cost $701)	825	413
	Shares	Value (000s)

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 1.96% (f)	40,950,186	40,958
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	34,672,893	34,676
TOTAL MONEY MARKET FUNDS
(Cost $75,633)		75,634
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $2,296,454)		2,846,561
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(43,741)
NET ASSETS - 100%		$2,802,820

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $958,000 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,000,000 or 0.5% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series I	6/27/18	$15,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$673
Fidelity Securities Lending Cash Central Fund	726
Total	$1,399

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$638,744	$638,744	$--	$--
Consumer Staples	74,326	74,326	--	--
Energy	189,846	189,846	--	--
Financials	225,283	225,283	--	--
Health Care	114,415	114,415	--	--
Industrials	197,968	197,968	--	--
Information Technology	969,932	954,932	--	15,000
Materials	239,375	239,375	--	--
Telecommunication Services	68,898	68,898	--	--
Utilities	51,727	51,727	--	--
Corporate Bonds	413	--	413	--
Money Market Funds	75,634	75,634	--	--
Total Investments in Securities:	$2,846,561	$2,831,148	$413	$15,000

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Cayman Islands	5.7%
Canada	4.4%
South Africa	1.5%
Ireland	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $26,093) — See accompanying schedule: Unaffiliated issuers (cost $2,220,821)	$2,770,927
Fidelity Central Funds (cost $75,633)	75,634
Total Investment in Securities (cost $2,296,454)		$2,846,561
Cash		5,279
Receivable for investments sold		10,412
Receivable for fund shares sold		277
Dividends receivable		263
Interest receivable		23
Distributions receivable from Fidelity Central Funds		76
Prepaid expenses		7
Other receivables		118
Total assets		2,863,016
Liabilities
Payable for investments purchased	$20,829
Payable for fund shares redeemed	2,771
Accrued management fee	1,412
Other affiliated payables	398
Other payables and accrued expenses	106
Collateral on securities loaned	34,680
Total liabilities		60,196
Net Assets		$2,802,820
Net Assets consist of:
Paid in capital		$1,957,651
Distributions in excess of net investment income		(1,170)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		296,232
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		550,107
Net Assets		$2,802,820
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,371,819 ÷ 69,131 shares)		$34.31
Class K:
Net Asset Value, offering price and redemption price per share ($431,001 ÷ 12,528 shares)		$34.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$23,638
Interest		91
Income from Fidelity Central Funds		1,399
Total income		25,128
Expenses
Management fee	$17,773
Transfer agent fees	4,081
Accounting and security lending fees	893
Custodian fees and expenses	54
Independent trustees' fees and expenses	13
Registration fees	46
Audit	64
Legal	15
Miscellaneous	23
Total expenses before reductions	22,962
Expense reductions	(403)
Total expenses after reductions		22,559
Net investment income (loss)		2,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	417,891
Fidelity Central Funds	(2)
Foreign currency transactions	68
Total net realized gain (loss)		417,957
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(99,612)
Fidelity Central Funds	(4)
Total change in net unrealized appreciation (depreciation)		(99,616)
Net gain (loss)		318,341
Net increase (decrease) in net assets resulting from operations		$320,910

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,569	$17,016
Net realized gain (loss)	417,957	1,032,712
Change in net unrealized appreciation (depreciation)	(99,616)	(535,359)
Net increase (decrease) in net assets resulting from operations	320,910	514,369
Distributions to shareholders from net investment income	(6,187)	(31,094)
Distributions to shareholders from net realized gain	(529,539)	(719,647)
Total distributions	(535,726)	(750,741)
Share transactions - net increase (decrease)	(115,492)	(65,270)
Redemption fees	–	27
Total increase (decrease) in net assets	(330,308)	(301,615)
Net Assets
Beginning of period	3,133,128	3,434,743
End of period	$2,802,820	$3,133,128
Other Information
Undistributed net investment income end of period	$–	$3,302
Distributions in excess of net investment income end of period	$(1,170)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.25	$40.68	$46.90	$45.82	$39.44
Income from Investment Operations
Net investment income (loss)A	.02	.19	.41	.41	.34
Net realized and unrealized gain (loss)	3.42B	5.53	(3.77)	1.01	6.31
Total from investment operations	3.44	5.72	(3.36)	1.42	6.65
Distributions from net investment income	(.07)	(.37)	(.40)	(.34)	(.27)
Distributions from net realized gain	(6.32)	(8.78)	(2.46)	–	–
Total distributions	(6.38)C	(9.15)	(2.86)	(.34)	(.27)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$34.31	$37.25	$40.68	$46.90	$45.82
Total ReturnE	10.91%B	17.45%	(7.23)%	3.12%	16.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.80%	.80%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.78%	.79%
Expenses net of all reductions	.77%	.78%	.80%	.78%	.79%
Net investment income (loss)	.07%	.51%	1.03%	.87%	.81%
Supplemental Data
Net assets, end of period (in millions)	$2,372	$2,644	$2,861	$3,755	$4,207
Portfolio turnover rateH	67%	100%	9%	4%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 C Total distributions of $6.38 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.34	$40.76	$47.00	$45.91	$39.52
Income from Investment Operations
Net investment income (loss)A	.06	.23	.46	.46	.40
Net realized and unrealized gain (loss)	3.42B	5.55	(3.79)	1.03	6.31
Total from investment operations	3.48	5.78	(3.33)	1.49	6.71
Distributions from net investment income	(.11)	(.42)	(.45)	(.40)	(.32)
Distributions from net realized gain	(6.32)	(8.78)	(2.46)	–	–
Total distributions	(6.42)C	(9.20)	(2.91)	(.40)	(.32)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$34.40	$37.34	$40.76	$47.00	$45.91
Total ReturnE	11.01%B	17.60%	(7.14)%	3.26%	17.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.67%	.67%
Expenses net of all reductions	.66%	.67%	.68%	.67%	.67%
Net investment income (loss)	.18%	.63%	1.15%	.99%	.92%
Supplemental Data
Net assets, end of period (in millions)	$431	$489	$573	$991	$1,173
Portfolio turnover rateH	67%	100%	9%	4%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement form the investment adviser for an error which amounted to $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 C Total distributions of $6.42 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $6.318 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$640,048
Gross unrealized depreciation	(90,147)
Net unrealized appreciation (depreciation)	$549,901
Tax Cost	$2,296,660

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,756
Undistributed long-term capital gain	$290,712
Net unrealized appreciation (depreciation) on securities and other investments	$549,901

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$17,016	$ 31,094
Long-term Capital Gains	518,710	719,647
Total	$535,726	$ 750,741

The Fund intends to elect to defer to its next fiscal year $1,199,814 of ordinary losses recognized during the period January 1, 2018 to July 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,975,117 and $2,554,689, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$3,867.15
Class K	214.05
	$4,081

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $5,279 for an error which is included in the Change in net unrealized appreciation (depreciation) on unaffiliated investment securities in the accompanying Statement of Operations.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $726, including $2 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $370 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Leveraged Company Stock	$4,788	$25,432
Class K	1,399	5,662
Total	$6,187	$31,094
From net realized gain
Leveraged Company Stock	$447,843	$601,482
Class K	81,696	118,165
Total	$529,539	$719,647

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Leveraged Company Stock
Shares sold	2,261	3,277	$77,379	$119,066
Reinvestment of distributions	13,261	17,338	427,578	589,414
Shares redeemed	(17,365)	(19,987)	(594,962)	(729,496)
Net increase (decrease)	(1,843)	628	$(90,005)	$(21,016)
Class K
Shares sold	989	1,480	$34,063	$53,751
Reinvestment of distributions	2,572	3,634	83,096	123,827
Shares redeemed	(4,138)	(6,074)	(142,646)	(221,832)
Net increase (decrease)	(577)	(960)	$(25,487)	$(44,254)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Leveraged Company Stock	.78%
Actual		$1,000.00	$970.90	$3.81
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class K	.67%
Actual		$1,000.00	$971.50	$3.28
Hypothetical-C		$1,000.00	$1,021.47	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock	09/17/18	09/14/18	$3.738
Class K	09/17/18	09/14/18	$3.760

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $ 389,354,534, or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% and 52%; Class K designates 86% and 47% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and 78% and Class K designates 94% and 71% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Leveraged Company Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LSF-K-ANN-0918
1.863382.109

Fidelity® Blue Chip Growth Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	25.21%	17.09%	13.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$36,812	Fidelity® Blue Chip Growth Fund
$32,088	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund's share classes rose about 25%, ahead of the 22.84% gain of the benchmark Russell 1000® Growth Index. Choices in the consumer sectors of the market added the most relative value. It also helped to overweight strong-performing consumer discretionary and underweight weaker-performing consumer staples. Juul Labs, an out-of-index investment, contributed more than any other single position by far this period. The firm has emerged as a leader in the rapidly growing electronic cigarette market. Its disruptive technology is intended to offer smokers a potentially safer alternative to tar-burning cigarettes. JUUL's success in penetrating the U.S. market supported a higher estimate of fair value for this position. It is not publicly traded. Competition in this space is likely to increase. The firm and the industry face a number of social and public policy concerns. E-commerce giant Amazon.com was another significant contributor and also was the fund’s largest holding on July 31. Choices in information technology and health care hurt. An underweighting in software & services giant Microsoft detracted more than any other position. The company continued to execute very well this period, with its stock hitting a record high in July after the firm announced stellar quarterly results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Amazon.com, Inc.	7.5
Alphabet, Inc. Class A	7.1
Apple, Inc.	6.2
Facebook, Inc. Class A	3.9
Microsoft Corp.	3.3
NVIDIA Corp.	2.9
Salesforce.com, Inc.	2.6
Visa, Inc. Class A	2.0
Tesla, Inc.	2.0
Broadcom, Inc.	1.9
39.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	45.4
Consumer Discretionary	26.0
Health Care	9.9
Industrials	5.0
Consumer Staples	4.6

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	96.1%
Convertible Securities	3.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 9.1%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.7%
Auto Components - 0.1%
Aptiv PLC	160,879	$15,777
Veoneer, Inc. (a)(b)	110,300	5,769
		21,546
Automobiles - 2.0%
Tesla, Inc. (a)(b)	1,795,391	535,278
Diversified Consumer Services - 0.3%
Chegg, Inc. (a)	396,279	10,977
Grand Canyon Education, Inc. (a)	55,906	6,515
New Oriental Education & Technology Group, Inc. sponsored ADR	597,079	51,373
Weight Watchers International, Inc. (a)	253,056	22,656
		91,521
Hotels, Restaurants & Leisure - 2.4%
Accor SA	43,569	2,246
Alsea S.A.B. de CV	1,342,500	4,631
Caesars Entertainment Corp. (a)	2,192,500	24,775
Chipotle Mexican Grill, Inc. (a)	217,793	94,448
Eldorado Resorts, Inc. (a)	57,700	2,472
Hilton Grand Vacations, Inc. (a)	596,239	20,624
Hilton Worldwide Holdings, Inc.	326,746	25,702
International Game Technology PLC	677,071	17,116
Las Vegas Sands Corp.	425,839	30,618
Marriott International, Inc. Class A	400,597	51,212
McDonald's Corp.	746,494	117,603
Melco Crown Entertainment Ltd. sponsored ADR	463,325	11,982
Planet Fitness, Inc. (a)	648,500	30,817
Restaurant Brands International, Inc.	470,582	30,022
Royal Caribbean Cruises Ltd.	442,142	49,856
Shake Shack, Inc. Class A (a)(b)	267,641	16,682
U.S. Foods Holding Corp. (a)	1,133,293	38,317
Vail Resorts, Inc.	42,507	11,769
Wyndham Destinations, Inc.	368,104	16,977
Wyndham Hotels & Resorts, Inc.	309,604	17,957
Wynn Resorts Ltd.	25,503	4,253
		620,079
Household Durables - 0.2%
Forbo Holding AG (Reg.)	1,252	1,984
iRobot Corp. (a)	34,200	2,710
SodaStream International Ltd. (a)	581,417	50,758
		55,452
Internet & Direct Marketing Retail - 10.3%
Amazon.com, Inc. (a)	1,108,942	1,971,069
JD.com, Inc. sponsored ADR (a)	3,387,149	121,463
Netflix, Inc. (a)	1,087,132	366,853
The Booking Holdings, Inc. (a)	113,764	230,795
The Honest Co., Inc. (a)(c)(d)	150,143	1,727
TripAdvisor, Inc. (a)	46,900	2,720
Wayfair LLC Class A (a)(b)	256,182	27,878
		2,722,505
Media - 0.7%
China Literature Ltd. (a)(e)	2,033,127	17,005
Grupo Televisa SA de CV (CPO) sponsored ADR	128,600	2,557
The Walt Disney Co.	1,130,097	128,334
WME Entertainment Parent, LLC Class A (a)(c)(d)(f)	9,739,286	24,348
		172,244
Multiline Retail - 1.2%
Avenue Supermarts Ltd. (a)(e)	135,551	3,277
Dollar Tree, Inc. (a)	2,838,100	259,062
Future Retail Ltd.	1,455,708	11,368
Macy's, Inc.	584,142	23,208
Ollie's Bargain Outlet Holdings, Inc. (a)	195,867	13,613
V-Mart Retail Ltd. (a)	88,581	3,137
		313,665
Specialty Retail - 4.5%
At Home Group, Inc. (a)	145,800	5,288
Burlington Stores, Inc. (a)	375,745	57,418
Five Below, Inc. (a)	392,843	38,169
Floor & Decor Holdings, Inc. Class A (a)(b)	399,484	19,075
Home Depot, Inc.	2,404,628	474,962
Inditex SA	475,336	15,577
Lowe's Companies, Inc.	2,570,810	255,384
Michaels Companies, Inc. (a)	279,400	5,703
RH (a)(b)	772,328	104,928
Ross Stores, Inc.	776,574	67,896
TCNS Clothing Co. Ltd. (a)	417,395	4,020
Tiffany & Co., Inc.	217,100	29,864
TJX Companies, Inc.	817,443	79,505
Ulta Beauty, Inc. (a)	60,251	14,725
Urban Outfitters, Inc. (a)	314,367	13,958
		1,186,472
Textiles, Apparel & Luxury Goods - 4.0%
adidas AG	540,878	119,633
Canada Goose Holdings, Inc. (a)	383,864	22,034
Carbon Black, Inc. (b)	39,764	826
Cibus Global Ltd. Series C (c)(d)(f)	3,045,600	6,396
Crinetics Pharmaceuticals, Inc. (a)	121,600	2,993
Despegar.com Corp. (b)	304,211	6,395
Gildan Activewear, Inc.	96,000	2,473
GreenSky, Inc. Class A	217,802	3,768
Homology Medicines, Inc. (a)(b)	105,519	1,858
Kering SA	318,242	169,694
lululemon athletica, Inc. (a)	1,463,987	175,605
LVMH Moet Hennessy - Louis Vuitton SA	97,927	34,126
Michael Kors Holdings Ltd. (a)	879,733	58,705
NIKE, Inc. Class B	1,810,041	139,210
Pinduoduo, Inc. ADR (b)	891,159	20,131
Prada SpA	7,312,900	34,799
PVH Corp.	657,717	100,973
Rubius Therapeutics, Inc. (a)	128,200	2,692
Scholar Rock Holding Corp.	128,493	2,087
Shenzhou International Group Holdings Ltd.	565,000	6,928
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,800,588	49,912
Tapestry, Inc.	814,643	38,386
Tory Burch LLC (c)(d)(f)	293,611	21,075
Under Armour, Inc. Class C (non-vtg.) (a)(b)	877,195	16,439
VF Corp.	254,580	23,439
		1,060,577

TOTAL CONSUMER DISCRETIONARY		6,779,339

CONSUMER STAPLES - 2.8%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	419,703	88,234
Diageo PLC	151,214	5,548
Fever-Tree Drinks PLC	535,078	24,195
Keurig Dr. Pepper, Inc.	1,014,611	24,361
Monster Beverage Corp. (a)	1,906,533	114,430
Pernod Ricard SA	14,524	2,343
The Coca-Cola Co.	834,500	38,913
		298,024
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc.	1,149,400	28,494
Costco Wholesale Corp.	812,852	177,779
Performance Food Group Co. (a)	707,994	25,382
		231,655
Food Products - 0.1%
Blue Bottle Coffee, Inc. Class C (Escrow) (c)(d)	632,822	1,468
Darling International, Inc. (a)	543,407	10,917
Mondelez International, Inc.	66,200	2,872
The Kraft Heinz Co.	204,722	12,335
		27,592
Household Products - 0.1%
Energizer Holdings, Inc.	339,200	21,600
Personal Products - 0.6%
Coty, Inc. Class A	2,555,422	34,268
Estee Lauder Companies, Inc. Class A	358,377	48,359
Herbalife Nutrition Ltd. (a)	909,251	46,945
Kose Corp.	95,500	18,269
		147,841
Tobacco - 0.0%
JUUL Labs, Inc. (d)	6,625	1,110
JUUL Labs, Inc. Class A (c)(d)	21,148	3,543
		4,653

TOTAL CONSUMER STAPLES		731,365

ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp.	1,232,689	90,171
Andeavor	166,729	25,019
BP PLC sponsored ADR	216,070	9,743
Cenovus Energy, Inc.	482,813	4,844
Continental Resources, Inc. (a)	1,427,203	91,155
Delek U.S. Holdings, Inc.	647,108	34,504
Diamondback Energy, Inc.	330,737	43,641
EOG Resources, Inc.	406,907	52,467
Extraction Oil & Gas, Inc. (a)	881,163	13,323
Marathon Petroleum Corp.	228,256	18,450
Petronet LNG Ltd.	655,750	2,195
Phillips 66 Co.	22,180	2,736
Pioneer Natural Resources Co.	311,693	58,994
Reliance Industries Ltd.	3,649,638	63,226
Valero Energy Corp.	443,945	52,541
Whiting Petroleum Corp. (a)	1,823,860	90,555
		653,564
FINANCIALS - 4.2%
Banks - 2.0%
Bank of America Corp.	6,523,942	201,459
Citigroup, Inc.	1,442,890	103,729
Coastal Financial Corp. of Washington (a)	41,300	671
Cullen/Frost Bankers, Inc.	83,624	9,240
HDFC Bank Ltd. sponsored ADR	448,135	46,310
IndusInd Bank Ltd.	184,465	5,376
JPMorgan Chase & Co.	1,394,843	160,337
Kotak Mahindra Bank Ltd.	615,886	11,757
		538,879
Capital Markets - 1.8%
Apollo Global Management LLC Class A	237,879	8,445
BlackRock, Inc. Class A	167,553	84,239
Charles Schwab Corp.	1,413,044	72,150
E*TRADE Financial Corp. (a)	361,010	21,592
Edelweiss Financial Services Ltd.	1,204,598	5,445
Fairfax India Holdings Corp. (a)(e)	844,362	13,594
Goldman Sachs Group, Inc.	454,202	107,841
HDFC Asset Management Co. Ltd. (a)	1,726	28
Monex Group, Inc. (b)	773,300	3,845
Morgan Stanley	1,175,025	59,409
MSCI, Inc.	55,714	9,259
TD Ameritrade Holding Corp.	1,266,682	72,391
Virtu Financial, Inc. Class A	496,849	10,012
		468,250
Consumer Finance - 0.0%
American Express Co.	106,100	10,559
Diversified Financial Services - 0.3%
Allakos, Inc. (a)(b)	76,000	3,099
Berkshire Hathaway, Inc. Class B (a)	307,641	60,873
GDS Holdings Ltd. ADR (a)	86,649	1,892
		65,864
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	20,331

TOTAL FINANCIALS		1,103,883

HEALTH CARE - 9.7%
Biotechnology - 4.5%
AC Immune SA (a)	728,983	7,035
ACADIA Pharmaceuticals, Inc. (a)	261,318	3,943
Acceleron Pharma, Inc. (a)	80,528	3,508
Agios Pharmaceuticals, Inc. (a)	300,295	25,948
Aimmune Therapeutics, Inc. (a)	534,619	15,461
Alexion Pharmaceuticals, Inc. (a)	1,753,170	233,101
Alkermes PLC (a)	996,423	43,693
Alnylam Pharmaceuticals, Inc. (a)	771,166	73,261
Amgen, Inc.	27,300	5,366
AnaptysBio, Inc. (a)	122,135	9,566
Arena Pharmaceuticals, Inc. (a)	364,120	14,051
Ascendis Pharma A/S sponsored ADR (a)	389,207	26,443
BeiGene Ltd. ADR (a)	106,377	20,175
Biogen, Inc. (a)	37,700	12,606
bluebird bio, Inc. (a)	321,595	49,815
Blueprint Medicines Corp. (a)	54,138	3,223
Celgene Corp. (a)	218,042	19,643
Cellectis SA sponsored ADR (a)	132,078	3,817
Chimerix, Inc. (a)	74,847	335
Coherus BioSciences, Inc. (a)	585,471	11,153
CytomX Therapeutics, Inc. (a)	152,756	4,024
CytomX Therapeutics, Inc. (a)(e)	378,621	9,973
DBV Technologies SA sponsored ADR (a)	99,238	1,789
Deciphera Pharmaceuticals, Inc. (a)	64,900	2,233
Denali Therapeutics, Inc. (a)(b)	766,613	9,652
Editas Medicine, Inc. (a)	548,423	16,310
Epizyme, Inc. (a)	306,622	3,955
Exelixis, Inc. (a)	1,380,283	28,572
FibroGen, Inc. (a)	326,422	20,597
GenSight Biologics SA (a)(b)(e)	588,530	1,480
Global Blood Therapeutics, Inc. (a)	653,438	27,314
Grifols SA ADR	101,501	2,109
Heron Therapeutics, Inc. (a)	195,590	7,325
ImmunoGen, Inc. (a)	226,300	2,105
Insmed, Inc. (a)	143,238	3,562
Intellia Therapeutics, Inc. (a)(b)	559,936	14,905
Intercept Pharmaceuticals, Inc. (a)	263,212	23,989
Ionis Pharmaceuticals, Inc. (a)	116,468	5,087
Ironwood Pharmaceuticals, Inc. Class A (a)	983,161	18,955
La Jolla Pharmaceutical Co. (a)	162,709	5,381
Madrigal Pharmaceuticals, Inc. (a)(b)	8,300	2,133
Momenta Pharmaceuticals, Inc. (a)	89,133	2,638
Neurocrine Biosciences, Inc. (a)	581,190	58,404
Portola Pharmaceuticals, Inc. (a)	352,141	12,607
Radius Health, Inc. (a)(b)	78,159	1,876
Regeneron Pharmaceuticals, Inc. (a)	354,321	130,394
Replimune Group, Inc. (a)	178,900	2,682
Sage Therapeutics, Inc. (a)	415,344	59,942
Sarepta Therapeutics, Inc. (a)	306,692	35,650
Seres Therapeutics, Inc. (a)(b)	45,336	343
Trevena, Inc. (a)	957,837	1,475
Ultragenyx Pharmaceutical, Inc. (a)	138,579	10,963
Vertex Pharmaceuticals, Inc. (a)	267,704	46,862
Xencor, Inc. (a)	420,035	15,634
Zai Lab Ltd. ADR	169,165	3,708
		1,176,771
Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (a)	54,364	19,389
Baxter International, Inc.	69,437	5,031
Becton, Dickinson & Co.	201,287	50,396
Boston Scientific Corp. (a)	6,827,906	229,486
Danaher Corp.	451,697	46,335
DexCom, Inc. (a)	155,771	14,818
Edwards Lifesciences Corp. (a)	35,468	5,052
Establishment Labs Holdings, Inc. (a)	259,559	6,754
Fisher & Paykel Healthcare Corp.	255,860	2,581
Hoya Corp.	38,000	2,277
Insulet Corp. (a)	220,880	18,368
Intuitive Surgical, Inc. (a)	436,699	221,926
Invuity, Inc. (a)(b)	562,744	2,251
iRhythm Technologies, Inc. (a)	536,612	40,541
Novocure Ltd. (a)	151,142	5,139
Penumbra, Inc. (a)	13,990	1,990
Quanterix Corp. (a)	147,190	2,206
Stryker Corp.	14,086	2,300
		676,840
Health Care Providers & Services - 1.7%
Humana, Inc.	612,647	192,481
National Vision Holdings, Inc.	579,513	23,563
Neuronetics, Inc.	57,100	1,425
OptiNose, Inc.	605,274	12,317
UnitedHealth Group, Inc.	919,357	232,800
		462,586
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	306,307	6,187
Teladoc, Inc. (a)	398,892	23,874
		30,061
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	9,100	2,952
Pharmaceuticals - 0.8%
Aclaris Therapeutics, Inc. (a)	157,406	2,698
Akcea Therapeutics, Inc. (b)	807,182	25,523
Allergan PLC	15,100	2,780
AstraZeneca PLC sponsored ADR	354,163	13,858
Bausch Health Cos., Inc. (Canada) (a)	460,688	10,015
Bayer AG	20,951	2,332
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(c)(d)(f)(g)	29,758	15,176
Chiasma, Inc. warrants 12/16/24 (a)	55,391	8
Collegium Pharmaceutical, Inc. (a)(b)	92,783	1,788
Dova Pharmaceuticals, Inc. (a)(b)	203,816	4,396
Intersect ENT, Inc. (a)	108,536	3,511
Jazz Pharmaceuticals PLC (a)	312,121	54,022
Mylan NV (a)	68,700	2,563
MyoKardia, Inc. (a)	84,265	4,837
Nektar Therapeutics (a)	759,994	39,976
The Medicines Company (a)	488,536	19,410
Theravance Biopharma, Inc. (a)	56,967	1,364
Zogenix, Inc. (a)	110,561	6,274
		210,531

TOTAL HEALTH CARE		2,559,741

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.7%
Bombardier, Inc. Class B (sub. vtg.) (a)	9,375,231	35,314
Elbit Systems Ltd.(b)	50,511	6,077
General Dynamics Corp.	168,666	33,693
Northrop Grumman Corp.	363,006	109,080
Raytheon Co.	322,426	63,850
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	242,545	40,990
Class C (c)(d)	2,783	470
The Boeing Co.	385,039	137,189
United Technologies Corp.	122,663	16,650
		443,313
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	34,669	2,641
XPO Logistics, Inc. (a)	651,048	64,923
		67,564
Airlines - 0.8%
Delta Air Lines, Inc.	1,378,326	75,009
Southwest Airlines Co.	136,900	7,962
Spirit Airlines, Inc. (a)	1,196,972	51,996
United Continental Holdings, Inc. (a)	723,995	58,209
Wizz Air Holdings PLC (a)(e)	248,315	11,297
		204,473
Building Products - 0.1%
Masco Corp.	532,267	21,466
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	114,715	6,583
Evoqua Water Technologies Corp. (a)	343,940	7,340
HomeServe PLC	948,557	12,600
Tomra Systems ASA	472,100	9,758
		36,281
Electrical Equipment - 0.3%
AMETEK, Inc.	69,769	5,428
Fortive Corp.	505,480	41,490
Melrose Industries PLC	973,593	2,759
Nidec Corp.	48,500	7,018
Regal Beloit Corp.	368,504	31,673
		88,368
Industrial Conglomerates - 0.6%
General Electric Co.	5,008,609	68,267
Honeywell International, Inc.	427,030	68,175
ITT, Inc.	484,270	27,444
		163,886
Machinery - 0.6%
Aumann AG (e)	147,037	10,265
Deere & Co.	465,847	67,450
Eicher Motors Ltd.	14,288	5,802
Minebea Mitsumi, Inc.	104,600	1,877
Rational AG	15,141	10,375
SMC Corp.	5,100	1,710
WABCO Holdings, Inc. (a)	151,353	19,022
Xylem, Inc.	438,923	33,604
		150,105
Professional Services - 0.1%
CoStar Group, Inc. (a)	6,300	2,620
Equifax, Inc.	42,400	5,321
IHS Markit Ltd. (a)	479,739	25,441
Recruit Holdings Co. Ltd.	93,000	2,548
		35,930
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	196,575	23,569
Knight-Swift Transportation Holdings, Inc. Class A	1,077,143	35,061
		58,630
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	302,100	13,286
Wolseley PLC	29,978	2,365
		15,651
Transportation Infrastructure - 0.0%
Adani Ports & Special Economic Zone Ltd.	357,936	2,090

TOTAL INDUSTRIALS		1,287,757

INFORMATION TECHNOLOGY - 44.0%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	146,992	37,590
Lumentum Holdings, Inc. (a)	50,000	2,613
NETGEAR, Inc. (a)	700,664	46,139
		86,342
Electronic Equipment & Components - 0.2%
Corning, Inc.	356,600	11,832
Dell Technologies, Inc. (a)	301,079	27,856
II-VI, Inc. (a)	119,400	4,680
Jabil, Inc.	93,000	2,620
		46,988
Internet Software & Services - 14.7%
2U, Inc. (a)	216,591	16,387
Akamai Technologies, Inc. (a)	582,969	43,874
Alibaba Group Holding Ltd. sponsored ADR (a)	1,205,688	225,741
Alphabet, Inc.:
Class A (a)	1,520,167	1,865,579
Class C (a)	122,783	149,459
ANGI Homeservices, Inc. Class A (a)	1,231,698	19,350
Carbonite, Inc. (a)	71,500	2,452
CarGurus, Inc. Class A (b)	573,035	24,841
DocuSign, Inc. (b)	68,837	3,710
Dropbox, Inc.:
Class A (a)(b)	117,872	3,155
Class B	669,209	17,019
Facebook, Inc. Class A (a)	5,992,007	1,034,101
GMO Internet, Inc.	445,000	9,436
GoDaddy, Inc. (a)	471,862	34,738
GrubHub, Inc. (a)	62,599	7,630
HUYA, Inc. ADR (b)	258,565	8,326
IAC/InterActiveCorp (a)	109,831	16,173
Mercari, Inc. (a)	55,900	2,355
Mimecast Ltd. (a)	63,980	2,298
Momo, Inc. ADR (a)	425,151	17,440
NetEase, Inc. ADR	112,900	29,128
New Relic, Inc. (a)	86,260	8,428
Nutanix, Inc. Class B (a)(e)	482,746	23,601
Okta, Inc. (a)	94,752	4,704
Pandora Media, Inc. (a)	328,801	2,216
Shopify, Inc. Class A (a)	287,501	40,051
Stamps.com, Inc. (a)	121,551	31,725
Tencent Holdings Ltd.	3,197,200	145,519
The Trade Desk, Inc. (a)	241,986	20,404
Twilio, Inc. Class A (a)	107,121	6,201
Twitter, Inc. (a)	119,600	3,812
Wix.com Ltd. (a)	342,616	32,549
Yandex NV Series A (a)	492,425	17,708
YY, Inc. ADR (a)	150,200	14,003
		3,884,113
IT Services - 4.9%
Adyen BV (e)	41,069	26,240
Alliance Data Systems Corp.	103,767	23,335
Endava PLC ADR (a)	89,900	2,150
FleetCor Technologies, Inc. (a)	107,058	23,232
MasterCard, Inc. Class A	1,927,294	381,604
Netcompany Group A/S	95,000	3,456
PayPal Holdings, Inc. (a)	2,724,026	223,751
Square, Inc. (a)	298,816	19,318
Total System Services, Inc.	60,100	5,502
Visa, Inc. Class A	3,938,093	538,495
Wirecard AG	18,485	3,453
Worldpay, Inc. (a)	489,737	40,251
		1,290,787
Semiconductors & Semiconductor Equipment - 7.3%
Acacia Communications, Inc. (a)	154,500	4,966
Advanced Micro Devices, Inc. (a)	2,180,186	39,963
Analog Devices, Inc.	321,339	30,894
ASML Holding NV	37,300	7,982
Broadcom, Inc.	2,271,429	503,735
Inphi Corp. (a)(b)	682,618	21,462
Intel Corp.	1,354,163	65,135
Marvell Technology Group Ltd.	5,289,776	112,725
Micron Technology, Inc. (a)	3,603,072	190,206
Monolithic Power Systems, Inc.	172,510	22,889
NVIDIA Corp.	3,101,549	759,445
NXP Semiconductors NV (a)	368,677	35,150
Qualcomm, Inc.	1,425,301	91,348
Renesas Electronics Corp. (a)	3,820,800	34,034
		1,919,934
Software - 10.4%
Activision Blizzard, Inc.	4,866,428	357,293
Adobe Systems, Inc. (a)	1,043,615	255,352
Altair Engineering, Inc. Class A (a)	90,786	3,187
Atom Tickets LLC (a)(c)(d)(f)	1,204,239	7,000
Avalara, Inc.	35,032	1,343
Black Knight, Inc. (a)	48,634	2,512
Electronic Arts, Inc. (a)	903,415	116,315
HubSpot, Inc. (a)	48,321	5,997
Intuit, Inc.	218,169	44,559
Microsoft Corp.	8,102,557	859,519
Nintendo Co. Ltd.	89,300	30,200
Paycom Software, Inc. (a)(b)	449,075	47,714
Pluralsight, Inc.	269,355	6,252
Proofpoint, Inc. (a)	161,672	18,439
Red Hat, Inc. (a)	808,221	114,145
RingCentral, Inc. (a)	198,275	14,623
SailPoint Technologies Holding, Inc. (a)	288,298	6,945
Salesforce.com, Inc. (a)	5,029,618	689,812
SendGrid, Inc. (a)	403,600	10,304
Smartsheet, Inc. (b)	55,450	1,192
Snap, Inc. Class A (a)(b)	3,439,373	42,992
Splunk, Inc. (a)	70,183	6,745
Talend SA ADR (a)	159,523	9,436
Tanium, Inc. Class B (a)(c)(d)	554,900	3,765
Tenable Holdings, Inc.	46,700	1,396
Workday, Inc. Class A (a)	413,489	51,281
Zendesk, Inc. (a)	462,489	25,192
Zscaler, Inc. (a)(b)	204,162	7,209
		2,740,719
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	8,685,465	1,652,757

TOTAL INFORMATION TECHNOLOGY		11,621,640

MATERIALS - 2.1%
Chemicals - 2.1%
Cabot Corp.	152,805	10,100
CF Industries Holdings, Inc.	2,694,285	119,680
DowDuPont, Inc.	849,708	58,434
FMC Corp.	244,567	21,982
LG Chemical Ltd.	18,286	6,158
LyondellBasell Industries NV Class A	1,054,241	116,799
Nutrien Ltd.	493,156	26,784
Orion Engineered Carbons SA	255,924	8,394
The Chemours Co. LLC	2,231,263	102,214
The Mosaic Co.	906,279	27,288
Tronox Ltd. Class A	1,325,866	24,462
Westlake Chemical Corp.	195,437	20,955
		543,250
Construction Materials - 0.0%
Buzzi Unicem SpA	73,708	1,625
Loma Negra Compania Industrial Argentina SA ADR (a)	343,940	3,866
		5,491

TOTAL MATERIALS		548,741

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. (c)(d)	4,367,660	24,503
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)	16,043,447	2,836

TOTAL REAL ESTATE		27,339

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	244,300	5,646
T-Mobile U.S., Inc. (a)	540,561	32,434
		38,080
UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resource Gas Group Ltd.	730,000	3,460
ENN Energy Holdings Ltd.	323,000	3,286
		6,746
TOTAL COMMON STOCKS
(Cost $13,507,381)		25,358,195

Preferred Stocks - 3.8%
Convertible Preferred Stocks - 3.8%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	74,995	11,500
Neutron Holdings, Inc. Series C (c)(d)	50,654,200	9,262
Topgolf International, Inc. Series F (c)(d)	415,730	6,402
		27,164
Internet & Direct Marketing Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (a)(c)(d)	3,163,704	15,819
The Honest Co., Inc.:
Series C (a)(c)(d)	350,333	6,868
Series D (a)(c)(d)	77,448	1,518
Series E (c)(d)	551,397	10,810
		35,015
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	335,429	19,375
Textiles, Apparel & Luxury Goods - 0.0%
Generation Bio Series B (c)(d)	460,500	4,212
TOTAL CONSUMER DISCRETIONARY		85,766
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (c)(d)	41,941	17,194
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	1,091,300	6,912
Tobacco - 1.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	2,613,078	437,769
Series D (c)(d)	13,822	2,316
Series E (c)(d)	14,959	2,506
		442,591
TOTAL CONSUMER STAPLES		466,697
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Oportun Finance Corp. Series H (a)(c)(d)	3,552,125	8,596
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (c)(d)	800,982	13,897
Axcella Health, Inc. Series C (a)(c)(d)	545,634	7,050
Immunocore Ltd. Series A (a)(c)(d)	11,275	1,500
		22,447
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,728,716	19,469
TOTAL HEALTH CARE		41,916
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	97,277	16,440
Series H (c)(d)	25,767	4,355
		20,795
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	692,196	3,579
TOTAL INDUSTRIALS		24,374
INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 1.2%
ContextLogic, Inc. Series G (c)(d)	133,922	21,646
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,928,086	133
Lyft, Inc.:
Series H (c)(d)	719,567	34,074
Series I (c)(d)	547,120	25,908
Reddit, Inc. Series B (c)(d)	524,232	17,798
Starry, Inc. Series C (c)(d)	5,833,836	5,379
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	5,107,956	204,318
Series E, 8.00% (a)(c)(d)	101,698	4,068
		313,324
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	646,522	12,995
Software - 0.2%
Bracket Computing, Inc. Series C (a)(c)(d)	1,207,761	2,162
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	696,025	6,939
Compass, Inc. Series E (c)(d)	53,263	3,594
Dataminr, Inc. Series D (a)(c)(d)	277,250	5,517
Delphix Corp. Series D (a)(c)(d)	675,445	4,917
Malwarebytes Corp. Series B (a)(c)(d)	1,056,193	17,153
Taboola.Com Ltd. Series E (a)(c)(d)	634,902	11,066
		51,348
TOTAL INFORMATION TECHNOLOGY		377,667

TOTAL CONVERTIBLE PREFERRED STOCKS		1,005,016

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
PAX Labs, Inc. Series A (c)(d)	2,555,833	3,706
TOTAL PREFERRED STOCKS
(Cost $408,047)		1,008,722

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 1.96% (h)	4,471,144	4,472
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	602,711,991	602,772
TOTAL MONEY MARKET FUNDS
(Cost $607,244)		607,244
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $14,522,672)		26,974,161
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(590,546)
NET ASSETS - 100%		$26,383,615

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,159,182,000 or 4.4% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,732,000 or 0.4% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$11,121
Agbiome LLC Series C	6/29/18	$6,912
Ant International Co. Ltd.	5/16/18	$24,503
AppNexus, Inc. Series E	8/1/14	$12,951
Atom Tickets LLC	8/15/17	$7,000
Axcella Health, Inc. Series C	1/30/15	$5,500
Blue Bottle Coffee, Inc. Class C (Escrow)	10/30/17	$1,455
Bracket Computing, Inc. Series C	9/9/15	$9,500
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$9,820
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$10,000
Cibus Global Ltd. Series C	2/16/18	$6,396
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 6/24/15	$4,349
Compass, Inc. Series E	11/3/17	$3,594
ContextLogic, Inc. Series G	10/24/17	$18,017
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Generation Bio Series B	2/21/18	$4,212
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$-
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$3,621
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$15,390
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$1,665
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$2,561
Lyft, Inc. Series H	11/22/17	$28,600
Lyft, Inc. Series I	6/27/18	$25,908
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$10,293
Mulberry Health, Inc. Series A8	1/20/16	$18,432
Neutron Holdings, Inc. Series C	7/3/18	$9,262
Oportun Finance Corp. Series H	2/6/15	$10,114
PAX Labs, Inc. Series A	5/22/15	$1,891
Peloton Interactive, Inc. Series E	3/31/17	$7,266
Reddit, Inc. Series B	7/26/17	$7,442
Roofoods Ltd. Series F	9/12/17	$14,829
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$23,515
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Starry, Inc. Series C	12/8/17	$5,379
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
The Honest Co., Inc. Series E	9/28/17	$10,810
Topgolf International, Inc. Series F	11/10/17	$5,751
Tory Burch LLC	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$79,240
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,388
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$264
Fidelity Securities Lending Cash Central Fund	7,875
Total	$8,139

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
RH	$82,844	$--	$28,912	$--	$1,361	$49,635	$--
Total	$82,844	$--	$28,912	$--	$1,361	$49,635	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$6,865,105	$6,676,090	$49,703	$139,312
Consumer Staples	1,201,768	719,696	5,548	476,524
Energy	653,564	653,564	--	--
Financials	1,112,479	1,103,855	28	8,596
Health Care	2,601,657	2,542,225	2,340	57,092
Industrials	1,312,131	1,241,872	4,425	65,834
Information Technology	11,999,307	11,418,137	192,738	388,432
Materials	548,741	548,741	--	--
Real Estate	27,339	2,836	--	24,503
Telecommunication Services	38,080	38,080	--	--
Utilities	6,746	6,746	--	--
Money Market Funds	607,244	607,244	--	--
Total Investments in Securities:	$26,974,161	$25,559,086	$254,782	$1,160,293

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$18,219
Net Realized Gain (Loss) on Investment Securities	8,252
Net Unrealized Gain (Loss) on Investment Securities	440,886
Cost of Purchases	39,986
Proceeds of Sales	(30,819)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$476,524
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$428,178
Equities - Information Technology
Beginning Balance	$338,669
Net Realized Gain (Loss) on Investment Securities	2,075
Net Unrealized Gain (Loss) on Investment Securities	(27,736)
Cost of Purchases	88,515
Proceeds of Sales	(13,091)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$388,432
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(23,358)
Other Investments in Securities
Beginning Balance	$190,936
Net Realized Gain (Loss) on Investment Securities	(803)
Net Unrealized Gain (Loss) on Investment Securities	31,023
Cost of Purchases	79,556
Proceeds of Sales	(5,375)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$295,337
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$31,327

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period and includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $602,176) — See accompanying schedule: Unaffiliated issuers (cost $13,915,428)	$26,366,917
Fidelity Central Funds (cost $607,244)	607,244
Total Investment in Securities (cost $14,522,672)		$26,974,161
Restricted cash		287
Foreign currency held at value (cost $5,533)		5,533
Receivable for investments sold		127,279
Receivable for fund shares sold		19,618
Dividends receivable		5,732
Distributions receivable from Fidelity Central Funds		863
Prepaid expenses		67
Other receivables		1,521
Total assets		27,135,061
Liabilities
Payable to custodian bank	$10,008
Payable for investments purchased	89,077
Payable for fund shares redeemed	33,013
Accrued management fee	12,469
Other affiliated payables	2,800
Other payables and accrued expenses	1,351
Collateral on securities loaned	602,728
Total liabilities		751,446
Net Assets		$26,383,615
Net Assets consist of:
Paid in capital		$12,943,985
Undistributed net investment income		19,407
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		968,682
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,451,541
Net Assets		$26,383,615
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($20,714,286 ÷ 207,653 shares)		$99.75
Class K:
Net Asset Value, offering price and redemption price per share ($5,669,329 ÷ 56,738 shares)		$99.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$167,575
Special dividends		24,686
Interest		674
Income from Fidelity Central Funds		8,139
Total income		201,074
Expenses
Management fee
Basic fee	$129,901
Performance adjustment	5,649
Transfer agent fees	29,077
Accounting and security lending fees	1,945
Custodian fees and expenses	451
Independent trustees' fees and expenses	84
Appreciation in deferred trustee compensation account	1
Registration fees	402
Audit	226
Legal	59
Interest	49
Miscellaneous	167
Total expenses before reductions	168,011
Expense reductions	(1,178)
Total expenses after reductions		166,833
Net investment income (loss)		34,241
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,450,318
Fidelity Central Funds	56
Other affiliated issuers	1,361
Foreign currency transactions	187
Total net realized gain (loss)		2,451,922
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,781,037
Fidelity Central Funds	(15)
Other affiliated issuers	49,635
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		2,830,656
Net gain (loss)		5,282,578
Net increase (decrease) in net assets resulting from operations		$5,316,819

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,241	$36,123
Net realized gain (loss)	2,451,922	1,207,375
Change in net unrealized appreciation (depreciation)	2,830,656	3,208,986
Net increase (decrease) in net assets resulting from operations	5,316,819	4,452,484
Distributions to shareholders from net investment income	(24,826)	(49,380)
Distributions to shareholders from net realized gain	(955,924)	(700,248)
Total distributions	(980,750)	(749,628)
Share transactions - net increase (decrease)	(610,765)	(433,489)
Total increase (decrease) in net assets	3,725,304	3,269,367
Net Assets
Beginning of period	22,658,311	19,388,944
End of period	$26,383,615	$22,658,311
Other Information
Undistributed net investment income end of period	$19,407	$14,169

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$83.20	$69.52	$75.25	$66.72	$59.65
Income from Investment Operations
Net investment income (loss)A	.11B	.11	.09	.05	.15
Net realized and unrealized gain (loss)	20.20	16.30	(2.16)	12.56	11.63
Total from investment operations	20.31	16.41	(2.07)	12.61	11.78
Distributions from net investment income	(.08)	(.15)	(.03)	(.09)	(.24)
Distributions from net realized gain	(3.68)	(2.58)	(3.63)	(3.99)	(4.47)
Total distributions	(3.76)	(2.73)	(3.66)	(4.08)	(4.71)
Net asset value, end of period	$99.75	$83.20	$69.52	$75.25	$66.72
Total ReturnC	25.21%	24.48%	(2.59)%	19.72%	21.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.70%	.82%	.89%	.80%
Expenses net of fee waivers, if any	.72%	.70%	.82%	.89%	.80%
Expenses net of all reductions	.72%	.69%	.82%	.88%	.80%
Net investment income (loss)	.12%B	.15%	.13%	.07%	.23%
Supplemental Data
Net assets, end of period (in millions)	$20,714	$16,993	$14,230	$15,346	$11,970
Portfolio turnover rateF	41%G	43%G	50%G	51%G	57%G

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$83.34	$69.67	$75.36	$66.82	$59.74
Income from Investment Operations
Net investment income (loss)A	.20B	.19	.16	.13	.23
Net realized and unrealized gain (loss)	20.22	16.32	(2.15)	12.57	11.64
Total from investment operations	20.42	16.51	(1.99)	12.70	11.87
Distributions from net investment income	(.16)	(.27)	(.07)	(.17)	(.33)
Distributions from net realized gain	(3.68)	(2.58)	(3.63)	(3.99)	(4.47)
Total distributions	(3.84)	(2.84)C	(3.70)	(4.16)	(4.79)D
Net asset value, end of period	$99.92	$83.34	$69.67	$75.36	$66.82
Total ReturnE	25.33%	24.63%	(2.47)%	19.84%	21.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.59%	.70%	.78%	.68%
Expenses net of fee waivers, if any	.62%	.59%	.70%	.77%	.68%
Expenses net of all reductions	.62%	.58%	.70%	.77%	.67%
Net investment income (loss)	.22%B	.26%	.25%	.19%	.36%
Supplemental Data
Net assets, end of period (in millions)	$5,669	$5,665	$5,158	$5,898	$4,612
Portfolio turnover rateH	41%I	43%I	50%I	51%I	57%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 D Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,160,293	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 12.2 / 4.9	Increase
			Transaction price	$9.15 - $330.00 / $190.32	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	12.4	Increase
			Enterprise value/Gross profit multiple (EV/GP)	4.3	Increase
			Discount rate	7.5% - 73.0% / 44.6%	Decrease
			Price/Earnings multiple (P/E)	15.1	Increase
			Conversion ratio	3.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 13.5%	Decrease
			Premium rate	7.5% - 76.0% / 35.7%	Increase
			Proxy premium	28.2% - 54.5% / 46.2%	Increase
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.18 - $179.25 / $108.93	Increase
			Tender price	$143.40	Increase
		Book value	Book value multiple	1	Increase
			Discount rate	70.0%	Decrease
		Recovery value	Recovery value	0.0% - 2.3% / 2.1%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,092 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,858,733
Gross unrealized depreciation	(437,922)
Net unrealized appreciation (depreciation)	$12,420,811
Tax Cost	$14,553,350

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,554
Undistributed long-term capital gain	$999,359
Net unrealized appreciation (depreciation) on securities and other investments	$12,420,807

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$24,826	$ 61,835
Long-term Capital Gains	955,924	687,793
Total	$980,750	$ 749,628

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $85,782 in these Subsidiaries, representing .33% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,853,162 and $10,027,597, respectively.

Redemptions In-Kind. During the period, 15,023 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, with a value of $1,335,342. The net realized gain of $811,963 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,133 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $94,035. The Fund had a net realized gain of $55,844 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$26,551.14
Class K	2,526.05
	$29,077

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $171 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,267	1.52%	$49

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,142 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $179,817. The Fund had a net realized gain of $107,301 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $66 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,878. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,875, including $382 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $937 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $9.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $232.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Blue Chip Growth	$14,640	$30,042
Class K	10,186	19,338
Total	$24,826	$49,380
From net realized gain
Blue Chip Growth	$722,426	$514,584
Class K	233,498	185,664
Total	$955,924	$700,248

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Blue Chip Growth
Shares sold	40,439	32,630	$3,709,387	$2,453,411
Reinvestment of distributions	8,154	7,584	698,554	519,650
Shares redeemed	(45,177)	(40,666)	(4,036,931)	(2,950,825)
Net increase (decrease)	3,416	(452)	$371,010	$22,236
Class K
Shares sold	14,932	13,260	$1,373,508	$986,030
Reinvestment of distributions	2,843	2,988	243,684	205,002
Shares redeemed	(29,012)(a)	(22,314)(b)	(2,598,967)(a)	(1,646,757)(b)
Net increase (decrease)	(11,237)	(6,066)	$(981,775)	$(455,725)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Blue Chip Growth	.73%
Actual		$1,000.00	$1,046.90	$3.70
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Class K	.64%
Actual		$1,000.00	$1,047.50	$3.25
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/17/18	09/14/18	$0.069	$3.758
Class K	09/17/18	09/14/18	$0.120	$3.758

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $1,594,041,568, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Blue Chip Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

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Fidelity® Blue Chip Growth Fund Class K Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	25.33%	17.22%	14.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$37,365	Fidelity® Blue Chip Growth Fund - Class K
$32,088	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund's share classes rose about 25%, ahead of the 22.84% gain of the benchmark Russell 1000® Growth Index. Choices in the consumer sectors of the market added the most relative value. It also helped to overweight strong-performing consumer discretionary and underweight weaker-performing consumer staples. Juul Labs, an out-of-index investment, contributed more than any other single position by far this period. The firm has emerged as a leader in the rapidly growing electronic cigarette market. Its disruptive technology is intended to offer smokers a potentially safer alternative to tar-burning cigarettes. JUUL's success in penetrating the U.S. market supported a higher estimate of fair value for this position. It is not publicly traded. Competition in this space is likely to increase. The firm and the industry face a number of social and public policy concerns. E-commerce giant Amazon.com was another significant contributor and also was the fund’s largest holding on July 31. Choices in information technology and health care hurt. An underweighting in software & services giant Microsoft detracted more than any other position. The company continued to execute very well this period, with its stock hitting a record high in July after the firm announced stellar quarterly results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Amazon.com, Inc.	7.5
Alphabet, Inc. Class A	7.1
Apple, Inc.	6.2
Facebook, Inc. Class A	3.9
Microsoft Corp.	3.3
NVIDIA Corp.	2.9
Salesforce.com, Inc.	2.6
Visa, Inc. Class A	2.0
Tesla, Inc.	2.0
Broadcom, Inc.	1.9
39.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	45.4
Consumer Discretionary	26.0
Health Care	9.9
Industrials	5.0
Consumer Staples	4.6

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	96.1%
Convertible Securities	3.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 9.1%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 25.7%
Auto Components - 0.1%
Aptiv PLC	160,879	$15,777
Veoneer, Inc. (a)(b)	110,300	5,769
		21,546
Automobiles - 2.0%
Tesla, Inc. (a)(b)	1,795,391	535,278
Diversified Consumer Services - 0.3%
Chegg, Inc. (a)	396,279	10,977
Grand Canyon Education, Inc. (a)	55,906	6,515
New Oriental Education & Technology Group, Inc. sponsored ADR	597,079	51,373
Weight Watchers International, Inc. (a)	253,056	22,656
		91,521
Hotels, Restaurants & Leisure - 2.4%
Accor SA	43,569	2,246
Alsea S.A.B. de CV	1,342,500	4,631
Caesars Entertainment Corp. (a)	2,192,500	24,775
Chipotle Mexican Grill, Inc. (a)	217,793	94,448
Eldorado Resorts, Inc. (a)	57,700	2,472
Hilton Grand Vacations, Inc. (a)	596,239	20,624
Hilton Worldwide Holdings, Inc.	326,746	25,702
International Game Technology PLC	677,071	17,116
Las Vegas Sands Corp.	425,839	30,618
Marriott International, Inc. Class A	400,597	51,212
McDonald's Corp.	746,494	117,603
Melco Crown Entertainment Ltd. sponsored ADR	463,325	11,982
Planet Fitness, Inc. (a)	648,500	30,817
Restaurant Brands International, Inc.	470,582	30,022
Royal Caribbean Cruises Ltd.	442,142	49,856
Shake Shack, Inc. Class A (a)(b)	267,641	16,682
U.S. Foods Holding Corp. (a)	1,133,293	38,317
Vail Resorts, Inc.	42,507	11,769
Wyndham Destinations, Inc.	368,104	16,977
Wyndham Hotels & Resorts, Inc.	309,604	17,957
Wynn Resorts Ltd.	25,503	4,253
		620,079
Household Durables - 0.2%
Forbo Holding AG (Reg.)	1,252	1,984
iRobot Corp. (a)	34,200	2,710
SodaStream International Ltd. (a)	581,417	50,758
		55,452
Internet & Direct Marketing Retail - 10.3%
Amazon.com, Inc. (a)	1,108,942	1,971,069
JD.com, Inc. sponsored ADR (a)	3,387,149	121,463
Netflix, Inc. (a)	1,087,132	366,853
The Booking Holdings, Inc. (a)	113,764	230,795
The Honest Co., Inc. (a)(c)(d)	150,143	1,727
TripAdvisor, Inc. (a)	46,900	2,720
Wayfair LLC Class A (a)(b)	256,182	27,878
		2,722,505
Media - 0.7%
China Literature Ltd. (a)(e)	2,033,127	17,005
Grupo Televisa SA de CV (CPO) sponsored ADR	128,600	2,557
The Walt Disney Co.	1,130,097	128,334
WME Entertainment Parent, LLC Class A (a)(c)(d)(f)	9,739,286	24,348
		172,244
Multiline Retail - 1.2%
Avenue Supermarts Ltd. (a)(e)	135,551	3,277
Dollar Tree, Inc. (a)	2,838,100	259,062
Future Retail Ltd.	1,455,708	11,368
Macy's, Inc.	584,142	23,208
Ollie's Bargain Outlet Holdings, Inc. (a)	195,867	13,613
V-Mart Retail Ltd. (a)	88,581	3,137
		313,665
Specialty Retail - 4.5%
At Home Group, Inc. (a)	145,800	5,288
Burlington Stores, Inc. (a)	375,745	57,418
Five Below, Inc. (a)	392,843	38,169
Floor & Decor Holdings, Inc. Class A (a)(b)	399,484	19,075
Home Depot, Inc.	2,404,628	474,962
Inditex SA	475,336	15,577
Lowe's Companies, Inc.	2,570,810	255,384
Michaels Companies, Inc. (a)	279,400	5,703
RH (a)(b)	772,328	104,928
Ross Stores, Inc.	776,574	67,896
TCNS Clothing Co. Ltd. (a)	417,395	4,020
Tiffany & Co., Inc.	217,100	29,864
TJX Companies, Inc.	817,443	79,505
Ulta Beauty, Inc. (a)	60,251	14,725
Urban Outfitters, Inc. (a)	314,367	13,958
		1,186,472
Textiles, Apparel & Luxury Goods - 4.0%
adidas AG	540,878	119,633
Canada Goose Holdings, Inc. (a)	383,864	22,034
Carbon Black, Inc. (b)	39,764	826
Cibus Global Ltd. Series C (c)(d)(f)	3,045,600	6,396
Crinetics Pharmaceuticals, Inc. (a)	121,600	2,993
Despegar.com Corp. (b)	304,211	6,395
Gildan Activewear, Inc.	96,000	2,473
GreenSky, Inc. Class A	217,802	3,768
Homology Medicines, Inc. (a)(b)	105,519	1,858
Kering SA	318,242	169,694
lululemon athletica, Inc. (a)	1,463,987	175,605
LVMH Moet Hennessy - Louis Vuitton SA	97,927	34,126
Michael Kors Holdings Ltd. (a)	879,733	58,705
NIKE, Inc. Class B	1,810,041	139,210
Pinduoduo, Inc. ADR (b)	891,159	20,131
Prada SpA	7,312,900	34,799
PVH Corp.	657,717	100,973
Rubius Therapeutics, Inc. (a)	128,200	2,692
Scholar Rock Holding Corp.	128,493	2,087
Shenzhou International Group Holdings Ltd.	565,000	6,928
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,800,588	49,912
Tapestry, Inc.	814,643	38,386
Tory Burch LLC (c)(d)(f)	293,611	21,075
Under Armour, Inc. Class C (non-vtg.) (a)(b)	877,195	16,439
VF Corp.	254,580	23,439
		1,060,577

TOTAL CONSUMER DISCRETIONARY		6,779,339

CONSUMER STAPLES - 2.8%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	419,703	88,234
Diageo PLC	151,214	5,548
Fever-Tree Drinks PLC	535,078	24,195
Keurig Dr. Pepper, Inc.	1,014,611	24,361
Monster Beverage Corp. (a)	1,906,533	114,430
Pernod Ricard SA	14,524	2,343
The Coca-Cola Co.	834,500	38,913
		298,024
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc.	1,149,400	28,494
Costco Wholesale Corp.	812,852	177,779
Performance Food Group Co. (a)	707,994	25,382
		231,655
Food Products - 0.1%
Blue Bottle Coffee, Inc. Class C (Escrow) (c)(d)	632,822	1,468
Darling International, Inc. (a)	543,407	10,917
Mondelez International, Inc.	66,200	2,872
The Kraft Heinz Co.	204,722	12,335
		27,592
Household Products - 0.1%
Energizer Holdings, Inc.	339,200	21,600
Personal Products - 0.6%
Coty, Inc. Class A	2,555,422	34,268
Estee Lauder Companies, Inc. Class A	358,377	48,359
Herbalife Nutrition Ltd. (a)	909,251	46,945
Kose Corp.	95,500	18,269
		147,841
Tobacco - 0.0%
JUUL Labs, Inc. (d)	6,625	1,110
JUUL Labs, Inc. Class A (c)(d)	21,148	3,543
		4,653

TOTAL CONSUMER STAPLES		731,365

ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp.	1,232,689	90,171
Andeavor	166,729	25,019
BP PLC sponsored ADR	216,070	9,743
Cenovus Energy, Inc.	482,813	4,844
Continental Resources, Inc. (a)	1,427,203	91,155
Delek U.S. Holdings, Inc.	647,108	34,504
Diamondback Energy, Inc.	330,737	43,641
EOG Resources, Inc.	406,907	52,467
Extraction Oil & Gas, Inc. (a)	881,163	13,323
Marathon Petroleum Corp.	228,256	18,450
Petronet LNG Ltd.	655,750	2,195
Phillips 66 Co.	22,180	2,736
Pioneer Natural Resources Co.	311,693	58,994
Reliance Industries Ltd.	3,649,638	63,226
Valero Energy Corp.	443,945	52,541
Whiting Petroleum Corp. (a)	1,823,860	90,555
		653,564
FINANCIALS - 4.2%
Banks - 2.0%
Bank of America Corp.	6,523,942	201,459
Citigroup, Inc.	1,442,890	103,729
Coastal Financial Corp. of Washington (a)	41,300	671
Cullen/Frost Bankers, Inc.	83,624	9,240
HDFC Bank Ltd. sponsored ADR	448,135	46,310
IndusInd Bank Ltd.	184,465	5,376
JPMorgan Chase & Co.	1,394,843	160,337
Kotak Mahindra Bank Ltd.	615,886	11,757
		538,879
Capital Markets - 1.8%
Apollo Global Management LLC Class A	237,879	8,445
BlackRock, Inc. Class A	167,553	84,239
Charles Schwab Corp.	1,413,044	72,150
E*TRADE Financial Corp. (a)	361,010	21,592
Edelweiss Financial Services Ltd.	1,204,598	5,445
Fairfax India Holdings Corp. (a)(e)	844,362	13,594
Goldman Sachs Group, Inc.	454,202	107,841
HDFC Asset Management Co. Ltd. (a)	1,726	28
Monex Group, Inc. (b)	773,300	3,845
Morgan Stanley	1,175,025	59,409
MSCI, Inc.	55,714	9,259
TD Ameritrade Holding Corp.	1,266,682	72,391
Virtu Financial, Inc. Class A	496,849	10,012
		468,250
Consumer Finance - 0.0%
American Express Co.	106,100	10,559
Diversified Financial Services - 0.3%
Allakos, Inc. (a)(b)	76,000	3,099
Berkshire Hathaway, Inc. Class B (a)	307,641	60,873
GDS Holdings Ltd. ADR (a)	86,649	1,892
		65,864
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	20,331

TOTAL FINANCIALS		1,103,883

HEALTH CARE - 9.7%
Biotechnology - 4.5%
AC Immune SA (a)	728,983	7,035
ACADIA Pharmaceuticals, Inc. (a)	261,318	3,943
Acceleron Pharma, Inc. (a)	80,528	3,508
Agios Pharmaceuticals, Inc. (a)	300,295	25,948
Aimmune Therapeutics, Inc. (a)	534,619	15,461
Alexion Pharmaceuticals, Inc. (a)	1,753,170	233,101
Alkermes PLC (a)	996,423	43,693
Alnylam Pharmaceuticals, Inc. (a)	771,166	73,261
Amgen, Inc.	27,300	5,366
AnaptysBio, Inc. (a)	122,135	9,566
Arena Pharmaceuticals, Inc. (a)	364,120	14,051
Ascendis Pharma A/S sponsored ADR (a)	389,207	26,443
BeiGene Ltd. ADR (a)	106,377	20,175
Biogen, Inc. (a)	37,700	12,606
bluebird bio, Inc. (a)	321,595	49,815
Blueprint Medicines Corp. (a)	54,138	3,223
Celgene Corp. (a)	218,042	19,643
Cellectis SA sponsored ADR (a)	132,078	3,817
Chimerix, Inc. (a)	74,847	335
Coherus BioSciences, Inc. (a)	585,471	11,153
CytomX Therapeutics, Inc. (a)	152,756	4,024
CytomX Therapeutics, Inc. (a)(e)	378,621	9,973
DBV Technologies SA sponsored ADR (a)	99,238	1,789
Deciphera Pharmaceuticals, Inc. (a)	64,900	2,233
Denali Therapeutics, Inc. (a)(b)	766,613	9,652
Editas Medicine, Inc. (a)	548,423	16,310
Epizyme, Inc. (a)	306,622	3,955
Exelixis, Inc. (a)	1,380,283	28,572
FibroGen, Inc. (a)	326,422	20,597
GenSight Biologics SA (a)(b)(e)	588,530	1,480
Global Blood Therapeutics, Inc. (a)	653,438	27,314
Grifols SA ADR	101,501	2,109
Heron Therapeutics, Inc. (a)	195,590	7,325
ImmunoGen, Inc. (a)	226,300	2,105
Insmed, Inc. (a)	143,238	3,562
Intellia Therapeutics, Inc. (a)(b)	559,936	14,905
Intercept Pharmaceuticals, Inc. (a)	263,212	23,989
Ionis Pharmaceuticals, Inc. (a)	116,468	5,087
Ironwood Pharmaceuticals, Inc. Class A (a)	983,161	18,955
La Jolla Pharmaceutical Co. (a)	162,709	5,381
Madrigal Pharmaceuticals, Inc. (a)(b)	8,300	2,133
Momenta Pharmaceuticals, Inc. (a)	89,133	2,638
Neurocrine Biosciences, Inc. (a)	581,190	58,404
Portola Pharmaceuticals, Inc. (a)	352,141	12,607
Radius Health, Inc. (a)(b)	78,159	1,876
Regeneron Pharmaceuticals, Inc. (a)	354,321	130,394
Replimune Group, Inc. (a)	178,900	2,682
Sage Therapeutics, Inc. (a)	415,344	59,942
Sarepta Therapeutics, Inc. (a)	306,692	35,650
Seres Therapeutics, Inc. (a)(b)	45,336	343
Trevena, Inc. (a)	957,837	1,475
Ultragenyx Pharmaceutical, Inc. (a)	138,579	10,963
Vertex Pharmaceuticals, Inc. (a)	267,704	46,862
Xencor, Inc. (a)	420,035	15,634
Zai Lab Ltd. ADR	169,165	3,708
		1,176,771
Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (a)	54,364	19,389
Baxter International, Inc.	69,437	5,031
Becton, Dickinson & Co.	201,287	50,396
Boston Scientific Corp. (a)	6,827,906	229,486
Danaher Corp.	451,697	46,335
DexCom, Inc. (a)	155,771	14,818
Edwards Lifesciences Corp. (a)	35,468	5,052
Establishment Labs Holdings, Inc. (a)	259,559	6,754
Fisher & Paykel Healthcare Corp.	255,860	2,581
Hoya Corp.	38,000	2,277
Insulet Corp. (a)	220,880	18,368
Intuitive Surgical, Inc. (a)	436,699	221,926
Invuity, Inc. (a)(b)	562,744	2,251
iRhythm Technologies, Inc. (a)	536,612	40,541
Novocure Ltd. (a)	151,142	5,139
Penumbra, Inc. (a)	13,990	1,990
Quanterix Corp. (a)	147,190	2,206
Stryker Corp.	14,086	2,300
		676,840
Health Care Providers & Services - 1.7%
Humana, Inc.	612,647	192,481
National Vision Holdings, Inc.	579,513	23,563
Neuronetics, Inc.	57,100	1,425
OptiNose, Inc.	605,274	12,317
UnitedHealth Group, Inc.	919,357	232,800
		462,586
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	306,307	6,187
Teladoc, Inc. (a)	398,892	23,874
		30,061
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	9,100	2,952
Pharmaceuticals - 0.8%
Aclaris Therapeutics, Inc. (a)	157,406	2,698
Akcea Therapeutics, Inc. (b)	807,182	25,523
Allergan PLC	15,100	2,780
AstraZeneca PLC sponsored ADR	354,163	13,858
Bausch Health Cos., Inc. (Canada) (a)	460,688	10,015
Bayer AG	20,951	2,332
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(c)(d)(f)(g)	29,758	15,176
Chiasma, Inc. warrants 12/16/24 (a)	55,391	8
Collegium Pharmaceutical, Inc. (a)(b)	92,783	1,788
Dova Pharmaceuticals, Inc. (a)(b)	203,816	4,396
Intersect ENT, Inc. (a)	108,536	3,511
Jazz Pharmaceuticals PLC (a)	312,121	54,022
Mylan NV (a)	68,700	2,563
MyoKardia, Inc. (a)	84,265	4,837
Nektar Therapeutics (a)	759,994	39,976
The Medicines Company (a)	488,536	19,410
Theravance Biopharma, Inc. (a)	56,967	1,364
Zogenix, Inc. (a)	110,561	6,274
		210,531

TOTAL HEALTH CARE		2,559,741

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.7%
Bombardier, Inc. Class B (sub. vtg.) (a)	9,375,231	35,314
Elbit Systems Ltd.(b)	50,511	6,077
General Dynamics Corp.	168,666	33,693
Northrop Grumman Corp.	363,006	109,080
Raytheon Co.	322,426	63,850
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	242,545	40,990
Class C (c)(d)	2,783	470
The Boeing Co.	385,039	137,189
United Technologies Corp.	122,663	16,650
		443,313
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	34,669	2,641
XPO Logistics, Inc. (a)	651,048	64,923
		67,564
Airlines - 0.8%
Delta Air Lines, Inc.	1,378,326	75,009
Southwest Airlines Co.	136,900	7,962
Spirit Airlines, Inc. (a)	1,196,972	51,996
United Continental Holdings, Inc. (a)	723,995	58,209
Wizz Air Holdings PLC (a)(e)	248,315	11,297
		204,473
Building Products - 0.1%
Masco Corp.	532,267	21,466
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	114,715	6,583
Evoqua Water Technologies Corp. (a)	343,940	7,340
HomeServe PLC	948,557	12,600
Tomra Systems ASA	472,100	9,758
		36,281
Electrical Equipment - 0.3%
AMETEK, Inc.	69,769	5,428
Fortive Corp.	505,480	41,490
Melrose Industries PLC	973,593	2,759
Nidec Corp.	48,500	7,018
Regal Beloit Corp.	368,504	31,673
		88,368
Industrial Conglomerates - 0.6%
General Electric Co.	5,008,609	68,267
Honeywell International, Inc.	427,030	68,175
ITT, Inc.	484,270	27,444
		163,886
Machinery - 0.6%
Aumann AG (e)	147,037	10,265
Deere & Co.	465,847	67,450
Eicher Motors Ltd.	14,288	5,802
Minebea Mitsumi, Inc.	104,600	1,877
Rational AG	15,141	10,375
SMC Corp.	5,100	1,710
WABCO Holdings, Inc. (a)	151,353	19,022
Xylem, Inc.	438,923	33,604
		150,105
Professional Services - 0.1%
CoStar Group, Inc. (a)	6,300	2,620
Equifax, Inc.	42,400	5,321
IHS Markit Ltd. (a)	479,739	25,441
Recruit Holdings Co. Ltd.	93,000	2,548
		35,930
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	196,575	23,569
Knight-Swift Transportation Holdings, Inc. Class A	1,077,143	35,061
		58,630
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	302,100	13,286
Wolseley PLC	29,978	2,365
		15,651
Transportation Infrastructure - 0.0%
Adani Ports & Special Economic Zone Ltd.	357,936	2,090

TOTAL INDUSTRIALS		1,287,757

INFORMATION TECHNOLOGY - 44.0%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	146,992	37,590
Lumentum Holdings, Inc. (a)	50,000	2,613
NETGEAR, Inc. (a)	700,664	46,139
		86,342
Electronic Equipment & Components - 0.2%
Corning, Inc.	356,600	11,832
Dell Technologies, Inc. (a)	301,079	27,856
II-VI, Inc. (a)	119,400	4,680
Jabil, Inc.	93,000	2,620
		46,988
Internet Software & Services - 14.7%
2U, Inc. (a)	216,591	16,387
Akamai Technologies, Inc. (a)	582,969	43,874
Alibaba Group Holding Ltd. sponsored ADR (a)	1,205,688	225,741
Alphabet, Inc.:
Class A (a)	1,520,167	1,865,579
Class C (a)	122,783	149,459
ANGI Homeservices, Inc. Class A (a)	1,231,698	19,350
Carbonite, Inc. (a)	71,500	2,452
CarGurus, Inc. Class A (b)	573,035	24,841
DocuSign, Inc. (b)	68,837	3,710
Dropbox, Inc.:
Class A (a)(b)	117,872	3,155
Class B	669,209	17,019
Facebook, Inc. Class A (a)	5,992,007	1,034,101
GMO Internet, Inc.	445,000	9,436
GoDaddy, Inc. (a)	471,862	34,738
GrubHub, Inc. (a)	62,599	7,630
HUYA, Inc. ADR (b)	258,565	8,326
IAC/InterActiveCorp (a)	109,831	16,173
Mercari, Inc. (a)	55,900	2,355
Mimecast Ltd. (a)	63,980	2,298
Momo, Inc. ADR (a)	425,151	17,440
NetEase, Inc. ADR	112,900	29,128
New Relic, Inc. (a)	86,260	8,428
Nutanix, Inc. Class B (a)(e)	482,746	23,601
Okta, Inc. (a)	94,752	4,704
Pandora Media, Inc. (a)	328,801	2,216
Shopify, Inc. Class A (a)	287,501	40,051
Stamps.com, Inc. (a)	121,551	31,725
Tencent Holdings Ltd.	3,197,200	145,519
The Trade Desk, Inc. (a)	241,986	20,404
Twilio, Inc. Class A (a)	107,121	6,201
Twitter, Inc. (a)	119,600	3,812
Wix.com Ltd. (a)	342,616	32,549
Yandex NV Series A (a)	492,425	17,708
YY, Inc. ADR (a)	150,200	14,003
		3,884,113
IT Services - 4.9%
Adyen BV (e)	41,069	26,240
Alliance Data Systems Corp.	103,767	23,335
Endava PLC ADR (a)	89,900	2,150
FleetCor Technologies, Inc. (a)	107,058	23,232
MasterCard, Inc. Class A	1,927,294	381,604
Netcompany Group A/S	95,000	3,456
PayPal Holdings, Inc. (a)	2,724,026	223,751
Square, Inc. (a)	298,816	19,318
Total System Services, Inc.	60,100	5,502
Visa, Inc. Class A	3,938,093	538,495
Wirecard AG	18,485	3,453
Worldpay, Inc. (a)	489,737	40,251
		1,290,787
Semiconductors & Semiconductor Equipment - 7.3%
Acacia Communications, Inc. (a)	154,500	4,966
Advanced Micro Devices, Inc. (a)	2,180,186	39,963
Analog Devices, Inc.	321,339	30,894
ASML Holding NV	37,300	7,982
Broadcom, Inc.	2,271,429	503,735
Inphi Corp. (a)(b)	682,618	21,462
Intel Corp.	1,354,163	65,135
Marvell Technology Group Ltd.	5,289,776	112,725
Micron Technology, Inc. (a)	3,603,072	190,206
Monolithic Power Systems, Inc.	172,510	22,889
NVIDIA Corp.	3,101,549	759,445
NXP Semiconductors NV (a)	368,677	35,150
Qualcomm, Inc.	1,425,301	91,348
Renesas Electronics Corp. (a)	3,820,800	34,034
		1,919,934
Software - 10.4%
Activision Blizzard, Inc.	4,866,428	357,293
Adobe Systems, Inc. (a)	1,043,615	255,352
Altair Engineering, Inc. Class A (a)	90,786	3,187
Atom Tickets LLC (a)(c)(d)(f)	1,204,239	7,000
Avalara, Inc.	35,032	1,343
Black Knight, Inc. (a)	48,634	2,512
Electronic Arts, Inc. (a)	903,415	116,315
HubSpot, Inc. (a)	48,321	5,997
Intuit, Inc.	218,169	44,559
Microsoft Corp.	8,102,557	859,519
Nintendo Co. Ltd.	89,300	30,200
Paycom Software, Inc. (a)(b)	449,075	47,714
Pluralsight, Inc.	269,355	6,252
Proofpoint, Inc. (a)	161,672	18,439
Red Hat, Inc. (a)	808,221	114,145
RingCentral, Inc. (a)	198,275	14,623
SailPoint Technologies Holding, Inc. (a)	288,298	6,945
Salesforce.com, Inc. (a)	5,029,618	689,812
SendGrid, Inc. (a)	403,600	10,304
Smartsheet, Inc. (b)	55,450	1,192
Snap, Inc. Class A (a)(b)	3,439,373	42,992
Splunk, Inc. (a)	70,183	6,745
Talend SA ADR (a)	159,523	9,436
Tanium, Inc. Class B (a)(c)(d)	554,900	3,765
Tenable Holdings, Inc.	46,700	1,396
Workday, Inc. Class A (a)	413,489	51,281
Zendesk, Inc. (a)	462,489	25,192
Zscaler, Inc. (a)(b)	204,162	7,209
		2,740,719
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	8,685,465	1,652,757

TOTAL INFORMATION TECHNOLOGY		11,621,640

MATERIALS - 2.1%
Chemicals - 2.1%
Cabot Corp.	152,805	10,100
CF Industries Holdings, Inc.	2,694,285	119,680
DowDuPont, Inc.	849,708	58,434
FMC Corp.	244,567	21,982
LG Chemical Ltd.	18,286	6,158
LyondellBasell Industries NV Class A	1,054,241	116,799
Nutrien Ltd.	493,156	26,784
Orion Engineered Carbons SA	255,924	8,394
The Chemours Co. LLC	2,231,263	102,214
The Mosaic Co.	906,279	27,288
Tronox Ltd. Class A	1,325,866	24,462
Westlake Chemical Corp.	195,437	20,955
		543,250
Construction Materials - 0.0%
Buzzi Unicem SpA	73,708	1,625
Loma Negra Compania Industrial Argentina SA ADR (a)	343,940	3,866
		5,491

TOTAL MATERIALS		548,741

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. (c)(d)	4,367,660	24,503
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)	16,043,447	2,836

TOTAL REAL ESTATE		27,339

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	244,300	5,646
T-Mobile U.S., Inc. (a)	540,561	32,434
		38,080
UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resource Gas Group Ltd.	730,000	3,460
ENN Energy Holdings Ltd.	323,000	3,286
		6,746
TOTAL COMMON STOCKS
(Cost $13,507,381)		25,358,195

Preferred Stocks - 3.8%
Convertible Preferred Stocks - 3.8%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	74,995	11,500
Neutron Holdings, Inc. Series C (c)(d)	50,654,200	9,262
Topgolf International, Inc. Series F (c)(d)	415,730	6,402
		27,164
Internet & Direct Marketing Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (a)(c)(d)	3,163,704	15,819
The Honest Co., Inc.:
Series C (a)(c)(d)	350,333	6,868
Series D (a)(c)(d)	77,448	1,518
Series E (c)(d)	551,397	10,810
		35,015
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	335,429	19,375
Textiles, Apparel & Luxury Goods - 0.0%
Generation Bio Series B (c)(d)	460,500	4,212
TOTAL CONSUMER DISCRETIONARY		85,766
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (c)(d)	41,941	17,194
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	1,091,300	6,912
Tobacco - 1.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	2,613,078	437,769
Series D (c)(d)	13,822	2,316
Series E (c)(d)	14,959	2,506
		442,591
TOTAL CONSUMER STAPLES		466,697
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Oportun Finance Corp. Series H (a)(c)(d)	3,552,125	8,596
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (c)(d)	800,982	13,897
Axcella Health, Inc. Series C (a)(c)(d)	545,634	7,050
Immunocore Ltd. Series A (a)(c)(d)	11,275	1,500
		22,447
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,728,716	19,469
TOTAL HEALTH CARE		41,916
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	97,277	16,440
Series H (c)(d)	25,767	4,355
		20,795
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	692,196	3,579
TOTAL INDUSTRIALS		24,374
INFORMATION TECHNOLOGY - 1.4%
Internet Software & Services - 1.2%
ContextLogic, Inc. Series G (c)(d)	133,922	21,646
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,928,086	133
Lyft, Inc.:
Series H (c)(d)	719,567	34,074
Series I (c)(d)	547,120	25,908
Reddit, Inc. Series B (c)(d)	524,232	17,798
Starry, Inc. Series C (c)(d)	5,833,836	5,379
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	5,107,956	204,318
Series E, 8.00% (a)(c)(d)	101,698	4,068
		313,324
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	646,522	12,995
Software - 0.2%
Bracket Computing, Inc. Series C (a)(c)(d)	1,207,761	2,162
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	696,025	6,939
Compass, Inc. Series E (c)(d)	53,263	3,594
Dataminr, Inc. Series D (a)(c)(d)	277,250	5,517
Delphix Corp. Series D (a)(c)(d)	675,445	4,917
Malwarebytes Corp. Series B (a)(c)(d)	1,056,193	17,153
Taboola.Com Ltd. Series E (a)(c)(d)	634,902	11,066
		51,348
TOTAL INFORMATION TECHNOLOGY		377,667

TOTAL CONVERTIBLE PREFERRED STOCKS		1,005,016

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
PAX Labs, Inc. Series A (c)(d)	2,555,833	3,706
TOTAL PREFERRED STOCKS
(Cost $408,047)		1,008,722

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 1.96% (h)	4,471,144	4,472
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	602,711,991	602,772
TOTAL MONEY MARKET FUNDS
(Cost $607,244)		607,244
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $14,522,672)		26,974,161
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(590,546)
NET ASSETS - 100%		$26,383,615

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,159,182,000 or 4.4% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,732,000 or 0.4% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$11,121
Agbiome LLC Series C	6/29/18	$6,912
Ant International Co. Ltd.	5/16/18	$24,503
AppNexus, Inc. Series E	8/1/14	$12,951
Atom Tickets LLC	8/15/17	$7,000
Axcella Health, Inc. Series C	1/30/15	$5,500
Blue Bottle Coffee, Inc. Class C (Escrow)	10/30/17	$1,455
Bracket Computing, Inc. Series C	9/9/15	$9,500
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$9,820
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$10,000
Cibus Global Ltd. Series C	2/16/18	$6,396
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 6/24/15	$4,349
Compass, Inc. Series E	11/3/17	$3,594
ContextLogic, Inc. Series G	10/24/17	$18,017
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Generation Bio Series B	2/21/18	$4,212
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$-
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$3,621
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$15,390
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$1,665
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$2,561
Lyft, Inc. Series H	11/22/17	$28,600
Lyft, Inc. Series I	6/27/18	$25,908
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$10,293
Mulberry Health, Inc. Series A8	1/20/16	$18,432
Neutron Holdings, Inc. Series C	7/3/18	$9,262
Oportun Finance Corp. Series H	2/6/15	$10,114
PAX Labs, Inc. Series A	5/22/15	$1,891
Peloton Interactive, Inc. Series E	3/31/17	$7,266
Reddit, Inc. Series B	7/26/17	$7,442
Roofoods Ltd. Series F	9/12/17	$14,829
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$23,515
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Starry, Inc. Series C	12/8/17	$5,379
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
The Honest Co., Inc. Series E	9/28/17	$10,810
Topgolf International, Inc. Series F	11/10/17	$5,751
Tory Burch LLC	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$79,240
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,388
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$264
Fidelity Securities Lending Cash Central Fund	7,875
Total	$8,139

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
RH	$82,844	$--	$28,912	$--	$1,361	$49,635	$--
Total	$82,844	$--	$28,912	$--	$1,361	$49,635	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$6,865,105	$6,676,090	$49,703	$139,312
Consumer Staples	1,201,768	719,696	5,548	476,524
Energy	653,564	653,564	--	--
Financials	1,112,479	1,103,855	28	8,596
Health Care	2,601,657	2,542,225	2,340	57,092
Industrials	1,312,131	1,241,872	4,425	65,834
Information Technology	11,999,307	11,418,137	192,738	388,432
Materials	548,741	548,741	--	--
Real Estate	27,339	2,836	--	24,503
Telecommunication Services	38,080	38,080	--	--
Utilities	6,746	6,746	--	--
Money Market Funds	607,244	607,244	--	--
Total Investments in Securities:	$26,974,161	$25,559,086	$254,782	$1,160,293

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$18,219
Net Realized Gain (Loss) on Investment Securities	8,252
Net Unrealized Gain (Loss) on Investment Securities	440,886
Cost of Purchases	39,986
Proceeds of Sales	(30,819)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$476,524
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$428,178
Equities - Information Technology
Beginning Balance	$338,669
Net Realized Gain (Loss) on Investment Securities	2,075
Net Unrealized Gain (Loss) on Investment Securities	(27,736)
Cost of Purchases	88,515
Proceeds of Sales	(13,091)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$388,432
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(23,358)
Other Investments in Securities
Beginning Balance	$190,936
Net Realized Gain (Loss) on Investment Securities	(803)
Net Unrealized Gain (Loss) on Investment Securities	31,023
Cost of Purchases	79,556
Proceeds of Sales	(5,375)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$295,337
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$31,327

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period and includes securities delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $602,176) — See accompanying schedule: Unaffiliated issuers (cost $13,915,428)	$26,366,917
Fidelity Central Funds (cost $607,244)	607,244
Total Investment in Securities (cost $14,522,672)		$26,974,161
Restricted cash		287
Foreign currency held at value (cost $5,533)		5,533
Receivable for investments sold		127,279
Receivable for fund shares sold		19,618
Dividends receivable		5,732
Distributions receivable from Fidelity Central Funds		863
Prepaid expenses		67
Other receivables		1,521
Total assets		27,135,061
Liabilities
Payable to custodian bank	$10,008
Payable for investments purchased	89,077
Payable for fund shares redeemed	33,013
Accrued management fee	12,469
Other affiliated payables	2,800
Other payables and accrued expenses	1,351
Collateral on securities loaned	602,728
Total liabilities		751,446
Net Assets		$26,383,615
Net Assets consist of:
Paid in capital		$12,943,985
Undistributed net investment income		19,407
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		968,682
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,451,541
Net Assets		$26,383,615
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($20,714,286 ÷ 207,653 shares)		$99.75
Class K:
Net Asset Value, offering price and redemption price per share ($5,669,329 ÷ 56,738 shares)		$99.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$167,575
Special dividends		24,686
Interest		674
Income from Fidelity Central Funds		8,139
Total income		201,074
Expenses
Management fee
Basic fee	$129,901
Performance adjustment	5,649
Transfer agent fees	29,077
Accounting and security lending fees	1,945
Custodian fees and expenses	451
Independent trustees' fees and expenses	84
Appreciation in deferred trustee compensation account	1
Registration fees	402
Audit	226
Legal	59
Interest	49
Miscellaneous	167
Total expenses before reductions	168,011
Expense reductions	(1,178)
Total expenses after reductions		166,833
Net investment income (loss)		34,241
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,450,318
Fidelity Central Funds	56
Other affiliated issuers	1,361
Foreign currency transactions	187
Total net realized gain (loss)		2,451,922
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,781,037
Fidelity Central Funds	(15)
Other affiliated issuers	49,635
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		2,830,656
Net gain (loss)		5,282,578
Net increase (decrease) in net assets resulting from operations		$5,316,819

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,241	$36,123
Net realized gain (loss)	2,451,922	1,207,375
Change in net unrealized appreciation (depreciation)	2,830,656	3,208,986
Net increase (decrease) in net assets resulting from operations	5,316,819	4,452,484
Distributions to shareholders from net investment income	(24,826)	(49,380)
Distributions to shareholders from net realized gain	(955,924)	(700,248)
Total distributions	(980,750)	(749,628)
Share transactions - net increase (decrease)	(610,765)	(433,489)
Total increase (decrease) in net assets	3,725,304	3,269,367
Net Assets
Beginning of period	22,658,311	19,388,944
End of period	$26,383,615	$22,658,311
Other Information
Undistributed net investment income end of period	$19,407	$14,169

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$83.20	$69.52	$75.25	$66.72	$59.65
Income from Investment Operations
Net investment income (loss)A	.11B	.11	.09	.05	.15
Net realized and unrealized gain (loss)	20.20	16.30	(2.16)	12.56	11.63
Total from investment operations	20.31	16.41	(2.07)	12.61	11.78
Distributions from net investment income	(.08)	(.15)	(.03)	(.09)	(.24)
Distributions from net realized gain	(3.68)	(2.58)	(3.63)	(3.99)	(4.47)
Total distributions	(3.76)	(2.73)	(3.66)	(4.08)	(4.71)
Net asset value, end of period	$99.75	$83.20	$69.52	$75.25	$66.72
Total ReturnC	25.21%	24.48%	(2.59)%	19.72%	21.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.70%	.82%	.89%	.80%
Expenses net of fee waivers, if any	.72%	.70%	.82%	.89%	.80%
Expenses net of all reductions	.72%	.69%	.82%	.88%	.80%
Net investment income (loss)	.12%B	.15%	.13%	.07%	.23%
Supplemental Data
Net assets, end of period (in millions)	$20,714	$16,993	$14,230	$15,346	$11,970
Portfolio turnover rateF	41%G	43%G	50%G	51%G	57%G

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$83.34	$69.67	$75.36	$66.82	$59.74
Income from Investment Operations
Net investment income (loss)A	.20B	.19	.16	.13	.23
Net realized and unrealized gain (loss)	20.22	16.32	(2.15)	12.57	11.64
Total from investment operations	20.42	16.51	(1.99)	12.70	11.87
Distributions from net investment income	(.16)	(.27)	(.07)	(.17)	(.33)
Distributions from net realized gain	(3.68)	(2.58)	(3.63)	(3.99)	(4.47)
Total distributions	(3.84)	(2.84)C	(3.70)	(4.16)	(4.79)D
Net asset value, end of period	$99.92	$83.34	$69.67	$75.36	$66.82
Total ReturnE	25.33%	24.63%	(2.47)%	19.84%	21.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.59%	.70%	.78%	.68%
Expenses net of fee waivers, if any	.62%	.59%	.70%	.77%	.68%
Expenses net of all reductions	.62%	.58%	.70%	.77%	.67%
Net investment income (loss)	.22%B	.26%	.25%	.19%	.36%
Supplemental Data
Net assets, end of period (in millions)	$5,669	$5,665	$5,158	$5,898	$4,612
Portfolio turnover rateH	41%I	43%I	50%I	51%I	57%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 D Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,160,293	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 12.2 / 4.9	Increase
			Transaction price	$9.15 - $330.00 / $190.32	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	12.4	Increase
			Enterprise value/Gross profit multiple (EV/GP)	4.3	Increase
			Discount rate	7.5% - 73.0% / 44.6%	Decrease
			Price/Earnings multiple (P/E)	15.1	Increase
			Conversion ratio	3.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 13.5%	Decrease
			Premium rate	7.5% - 76.0% / 35.7%	Increase
			Proxy premium	28.2% - 54.5% / 46.2%	Increase
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.18 - $179.25 / $108.93	Increase
			Tender price	$143.40	Increase
		Book value	Book value multiple	1	Increase
			Discount rate	70.0%	Decrease
		Recovery value	Recovery value	0.0% - 2.3% / 2.1%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,092 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,858,733
Gross unrealized depreciation	(437,922)
Net unrealized appreciation (depreciation)	$12,420,811
Tax Cost	$14,553,350

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,554
Undistributed long-term capital gain	$999,359
Net unrealized appreciation (depreciation) on securities and other investments	$12,420,807

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$24,826	$ 61,835
Long-term Capital Gains	955,924	687,793
Total	$980,750	$ 749,628

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $85,782 in these Subsidiaries, representing .33% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,853,162 and $10,027,597, respectively.

Redemptions In-Kind. During the period, 15,023 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, with a value of $1,335,342. The net realized gain of $811,963 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,133 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $94,035. The Fund had a net realized gain of $55,844 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$26,551.14
Class K	2,526.05
	$29,077

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $171 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,267	1.52%	$49

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,142 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $179,817. The Fund had a net realized gain of $107,301 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $66 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,878. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,875, including $382 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $937 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $9.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $232.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Blue Chip Growth	$14,640	$30,042
Class K	10,186	19,338
Total	$24,826	$49,380
From net realized gain
Blue Chip Growth	$722,426	$514,584
Class K	233,498	185,664
Total	$955,924	$700,248

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Blue Chip Growth
Shares sold	40,439	32,630	$3,709,387	$2,453,411
Reinvestment of distributions	8,154	7,584	698,554	519,650
Shares redeemed	(45,177)	(40,666)	(4,036,931)	(2,950,825)
Net increase (decrease)	3,416	(452)	$371,010	$22,236
Class K
Shares sold	14,932	13,260	$1,373,508	$986,030
Reinvestment of distributions	2,843	2,988	243,684	205,002
Shares redeemed	(29,012)(a)	(22,314)(b)	(2,598,967)(a)	(1,646,757)(b)
Net increase (decrease)	(11,237)	(6,066)	$(981,775)	$(455,725)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Blue Chip Growth	.73%
Actual		$1,000.00	$1,046.90	$3.70
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Class K	.64%
Actual		$1,000.00	$1,047.50	$3.25
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/17/18	09/14/18	$0.069	$3.758
Class K	09/17/18	09/14/18	$0.120	$3.758

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $1,594,041,568, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Blue Chip Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

BCF-K-ANN-0918
1.863113.109

Fidelity® Dividend Growth Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	13.60%	10.59%	9.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Dividend Growth Fund.

Period Ending Values
$25,648	Fidelity® Dividend Growth Fund
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Gordon Scott:  For the fiscal year, the fund’s share classes gained roughly 14%, lagging the benchmark S&P 500®. Versus the benchmark, stock picking in the consumer discretionary sector – especially in the retailing segment – detracted most. A sizable underweighting in information technology, the benchmark’s top-performing sector, also hurt our relative result, as did my choices in health care. Several of the fund’s largest relative detractors were strong-performing benchmark names we either didn’t own or underweighted, mostly because they did not meet my valuation criteria and did not pay a dividend or otherwise return capital to shareholders. These included two retailing stocks, Amazon.com – the fund’s largest relative detractor by a wide margin – and video-streaming service provider Netflix. Google parent Alphabet also was in this group. Overweighting tobacco stock Altria Group and the shares of integrated drug distributor Cardinal Health also worked against us. I established positions in both of these stocks in August. Conversely, stock selection in consumer staples and materials added value versus the benchmark this period, as did an underweighting in utilities. Cigarette maker Philip Morris International – which I bought in May – was the fund’s top relative contributor. I’ll also mention media and entertainment holding Twenty-First Century Fox and railroad Union Pacific. Twenty-First Century Fox was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2018, Gordon Scott became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Ramona Persaud since April 2017.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Comcast Corp. Class A	3.9
Exxon Mobil Corp.	3.7
Apple, Inc.	3.3
Altria Group, Inc.	3.2
Berkshire Hathaway, Inc. Class B	3.0
Chevron Corp.	2.9
JPMorgan Chase & Co.	2.6
Verizon Communications, Inc.	2.3
Bank of America Corp.	2.1
Wells Fargo & Co.	2.0
29.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	16.7
Consumer Discretionary	15.1
Industrials	14.7
Health Care	12.5
Information Technology	12.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 5.6%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.9%
BorgWarner, Inc.	756,400	$34,810
Delphi Technologies PLC	144,366	6,521
Gentex Corp.	2,165,900	50,249
Lear Corp.	205,000	36,927
Tenneco, Inc.	291,500	13,438
		141,945
Automobiles - 1.2%
General Motors Co.	1,816,700	68,871
Thor Industries, Inc.	167,300	15,868
		84,739
Distributors - 0.2%
LKQ Corp. (a)	418,000	14,011
Diversified Consumer Services - 0.5%
H&R Block, Inc.	1,320,000	33,211
Household Durables - 1.3%
D.R. Horton, Inc.	640,300	27,981
Lennar Corp.:
Class A	704,800	36,840
Class B	13,702	592
NVR, Inc. (a)	4,700	12,969
Tupperware Brands Corp.	416,900	15,304
		93,686
Internet & Direct Marketing Retail - 0.4%
Liberty Interactive Corp. QVC Group Series A (a)	1,434,000	30,530
Leisure Products - 0.1%
Brunswick Corp.	106,700	6,861
Media - 8.5%
AMC Networks, Inc. Class A (a)	317,600	19,148
CBS Corp. Class B	284,500	14,985
Charter Communications, Inc. Class A (a)	92,300	28,113
Cinemark Holdings, Inc.	756,900	27,188
Comcast Corp. Class A	7,932,392	283,819
Discovery Communications, Inc. Class A (a)(b)	897,500	23,856
GCI Liberty, Inc. (a)	571,138	27,477
Interpublic Group of Companies, Inc.	2,559,400	57,714
Liberty Broadband Corp. Class A (a)	285,934	22,686
Liberty Global PLC Class A (a)	1,349,200	38,088
Liberty Media Corp.:
Liberty Media Class A (a)	608,759	20,400
Liberty SiriusXM Series A (a)	466,000	21,967
Omnicom Group, Inc.	415,800	28,620
Viacom, Inc. Class B (non-vtg.)	249,500	7,248
		621,309
Multiline Retail - 0.3%
Dollar General Corp.	218,900	21,485
Specialty Retail - 0.3%
Gap, Inc.	232,900	7,027
TJX Companies, Inc.	122,300	11,895
		18,922
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	1,410,400	31,396

TOTAL CONSUMER DISCRETIONARY		1,098,095

CONSUMER STAPLES - 9.3%
Beverages - 0.1%
PepsiCo, Inc.	48,800	5,612
Food & Staples Retailing - 0.6%
Walgreens Boots Alliance, Inc.	650,000	43,953
Food Products - 2.7%
ConAgra Foods, Inc.	630,400	23,142
General Mills, Inc.	646,300	29,769
Ingredion, Inc.	97,300	9,856
The Hershey Co.	347,400	34,118
The J.M. Smucker Co.	114,300	12,701
The Kraft Heinz Co.	1,177,600	70,950
Tyson Foods, Inc. Class A	221,200	12,752
		193,288
Household Products - 2.1%
Kimberly-Clark Corp.	588,300	66,984
Procter & Gamble Co.	85,400	6,907
Spectrum Brands Holdings, Inc.	864,300	75,514
		149,405
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	195,000	10,503
Tobacco - 3.7%
Altria Group, Inc.	4,033,600	236,692
British American Tobacco PLC (United Kingdom)	215,960	11,872
Philip Morris International, Inc.	256,300	22,119
		270,683

TOTAL CONSUMER STAPLES		673,444

ENERGY - 8.4%
Oil, Gas & Consumable Fuels - 8.4%
BP PLC sponsored ADR	1,124,200	50,690
Chevron Corp.	1,652,100	208,611
Exxon Mobil Corp.	3,292,797	268,396
Suncor Energy, Inc.	926,300	39,007
Total SA sponsored ADR	656,271	42,822
		609,526
FINANCIALS - 16.7%
Banks - 7.8%
Bank of America Corp.	4,950,417	152,869
Citigroup, Inc.	906,500	65,168
JPMorgan Chase & Co.	1,653,435	190,062
Signature Bank	125,700	13,791
Wells Fargo & Co.	2,546,593	145,894
		567,784
Capital Markets - 0.2%
Diamond Hill Investment Group, Inc.	34,938	6,699
KKR & Co. LP	265,000	7,256
		13,955
Consumer Finance - 0.7%
American Express Co.	492,400	49,004
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	0
		49,004
Diversified Financial Services - 3.0%
Berkshire Hathaway, Inc. Class B (a)	1,095,100	216,687
Insurance - 5.0%
Allstate Corp.	500,000	47,560
American International Group, Inc.	653,700	36,091
Chubb Ltd.	674,900	94,297
MetLife, Inc.	1,461,000	66,826
The Travelers Companies, Inc.	838,100	109,070
Torchmark Corp.	136,900	12,057
		365,901

TOTAL FINANCIALS		1,213,331

HEALTH CARE - 12.5%
Biotechnology - 2.5%
Amgen, Inc.	584,210	114,826
Gilead Sciences, Inc.	790,800	61,548
United Therapeutics Corp. (a)	63,500	7,805
		184,179
Health Care Providers & Services - 7.4%
AmerisourceBergen Corp.	441,900	36,161
Anthem, Inc.	401,800	101,655
Cardinal Health, Inc.	896,900	44,800
Cigna Corp.	258,100	46,308
CVS Health Corp.	1,329,400	86,225
DaVita HealthCare Partners, Inc. (a)	354,000	24,879
Express Scripts Holding Co. (a)	94,000	7,469
HCA Holdings, Inc.	243,800	30,287
McKesson Corp.	218,800	27,481
Patterson Companies, Inc. (b)	934,400	22,911
Quest Diagnostics, Inc.	406,400	43,777
UnitedHealth Group, Inc.	112,500	28,487
Universal Health Services, Inc. Class B	317,300	38,742
		539,182
Pharmaceuticals - 2.6%
GlaxoSmithKline PLC	863,046	17,926
Johnson & Johnson	446,143	59,123
Pfizer, Inc.	2,751,900	109,883
		186,932

TOTAL HEALTH CARE		910,293

INDUSTRIALS - 14.7%
Aerospace & Defense - 1.0%
Rockwell Collins, Inc.	48,600	6,755
United Technologies Corp.	472,900	64,191
		70,946
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. Class B	822,200	98,574
Airlines - 1.7%
American Airlines Group, Inc.	766,300	30,300
Delta Air Lines, Inc.	1,054,500	57,386
Southwest Airlines Co.	600,100	34,902
		122,588
Building Products - 0.2%
Johnson Controls International PLC	408,100	15,308
Commercial Services & Supplies - 0.7%
Deluxe Corp.	610,800	35,994
Stericycle, Inc. (a)	189,411	13,232
		49,226
Electrical Equipment - 0.9%
Acuity Brands, Inc.	265,800	36,954
EnerSys	132,200	10,850
Regal Beloit Corp.	215,791	18,547
		66,351
Industrial Conglomerates - 1.5%
General Electric Co.	6,731,400	91,749
ITT, Inc.	266,000	15,074
		106,823
Machinery - 3.5%
Allison Transmission Holdings, Inc.	376,002	17,672
Crane Co.	363,500	32,922
Cummins, Inc.	402,200	57,438
Oshkosh Corp.	342,100	25,743
PACCAR, Inc.	1,022,500	67,199
Snap-On, Inc.	322,700	54,727
		255,701
Professional Services - 0.6%
Dun & Bradstreet Corp.	188,800	23,768
Manpower, Inc.	245,900	22,933
		46,701
Road & Rail - 3.2%
Knight-Swift Transportation Holdings, Inc. Class A	620,800	20,207
Norfolk Southern Corp.	464,300	78,467
Union Pacific Corp.	903,900	135,486
		234,160

TOTAL INDUSTRIALS		1,066,378

INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 1.7%
Cisco Systems, Inc.	2,142,986	90,627
InterDigital, Inc.	41,900	3,455
Juniper Networks, Inc.	1,044,200	27,504
		121,586
Electronic Equipment & Components - 0.7%
Avnet, Inc.	132,500	5,810
Dell Technologies, Inc. (a)	303,300	28,061
Jabil, Inc.	212,200	5,978
Tech Data Corp. (a)	150,800	12,578
		52,427
IT Services - 1.4%
DXC Technology Co.	349,500	29,617
IBM Corp.	389,100	56,392
Perspecta, Inc.	145,600	3,160
The Western Union Co.	568,600	11,463
		100,632
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	77,000	7,403
Applied Materials, Inc.	156,700	7,620
Intel Corp.	981,700	47,220
KLA-Tencor Corp.	69,200	8,125
Qualcomm, Inc.	630,983	40,440
		110,808
Software - 1.8%
Micro Focus International PLC	781,200	12,747
Oracle Corp.	2,494,200	118,923
		131,670
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	1,273,418	242,319
Hewlett Packard Enterprise Co.	2,143,000	33,088
HP, Inc.	2,424,000	55,946
NCR Corp. (a)	230,200	6,427
Xerox Corp.	1,027,600	26,687
		364,467

TOTAL INFORMATION TECHNOLOGY		881,590

MATERIALS - 4.3%
Chemicals - 3.2%
DowDuPont, Inc.	1,180,700	81,197
Huntsman Corp.	779,200	26,127
LyondellBasell Industries NV Class A	667,500	73,952
PPG Industries, Inc.	242,600	26,846
The Chemours Co. LLC	481,000	22,035
		230,157
Metals & Mining - 1.1%
Freeport-McMoRan, Inc.	912,400	15,055
Nucor Corp.	529,400	35,433
Steel Dynamics, Inc.	653,700	30,783
		81,271

TOTAL MATERIALS		311,428

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	3,191,600	164,814
UTILITIES - 1.5%
Electric Utilities - 1.1%
Exelon Corp.	845,900	35,951
PPL Corp.	1,664,400	47,885
		83,836
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	2,177,700	29,094

TOTAL UTILITIES		112,930

TOTAL COMMON STOCKS
(Cost $6,330,341)		7,041,829

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.96% (c)	225,439,359	225,484
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	19,770,654	19,773
TOTAL MONEY MARKET FUNDS
(Cost $245,253)		245,257
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $6,575,594)		7,287,086
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(20,275)
NET ASSETS - 100%		$7,266,811

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,684
Fidelity Securities Lending Cash Central Fund	193
Total	$4,877

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,098,095	$1,098,095	$--	$--
Consumer Staples	673,444	661,572	11,872	--
Energy	609,526	609,526	--	--
Financials	1,213,331	1,213,331	--	--
Health Care	910,293	892,367	17,926	--
Industrials	1,066,378	1,066,378	--	--
Information Technology	881,590	868,843	12,747	--
Materials	311,428	311,428	--	--
Telecommunication Services	164,814	164,814	--	--
Utilities	112,930	112,930	--	--
Money Market Funds	245,257	245,257	--	--
Total Investments in Securities:	$7,287,086	$7,244,541	$42,545	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $19,633) — See accompanying schedule: Unaffiliated issuers (cost $6,330,341)	$7,041,829
Fidelity Central Funds (cost $245,253)	245,257
Total Investment in Securities (cost $6,575,594)		$7,287,086
Cash		130
Receivable for investments sold		14,606
Receivable for fund shares sold		1,607
Dividends receivable		5,616
Distributions receivable from Fidelity Central Funds		297
Prepaid expenses		18
Other receivables		2,027
Total assets		7,311,387
Liabilities
Payable for investments purchased	$17,559
Payable for fund shares redeemed	3,650
Accrued management fee	1,971
Other affiliated payables	886
Other payables and accrued expenses	738
Collateral on securities loaned	19,772
Total liabilities		44,576
Net Assets		$7,266,811
Net Assets consist of:
Paid in capital		$5,489,947
Undistributed net investment income		69,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		996,083
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		711,498
Net Assets		$7,266,811
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($6,054,907 ÷ 179,218.6 shares)		$33.79
Class K:
Net Asset Value, offering price and redemption price per share ($1,211,904 ÷ 35,895.8 shares)		$33.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$172,552
Interest		1,030
Income from Fidelity Central Funds		4,877
Total income		178,459
Expenses
Management fee
Basic fee	$39,632
Performance adjustment	(15,217)
Transfer agent fees	9,666
Accounting and security lending fees	1,182
Custodian fees and expenses	98
Independent trustees' fees and expenses	31
Registration fees	61
Audit	75
Legal	21
Miscellaneous	56
Total expenses before reductions	35,605
Expense reductions	(704)
Total expenses after reductions		34,901
Net investment income (loss)		143,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,791,216
Fidelity Central Funds	31
Foreign currency transactions	240
Total net realized gain (loss)		1,791,487
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(993,673)
Fidelity Central Funds	(31)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(993,720)
Net gain (loss)		797,767
Net increase (decrease) in net assets resulting from operations		$941,325

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$143,558	$120,267
Net realized gain (loss)	1,791,487	505,117
Change in net unrealized appreciation (depreciation)	(993,720)	287,960
Net increase (decrease) in net assets resulting from operations	941,325	913,344
Distributions to shareholders from net investment income	(127,264)	(120,213)
Distributions to shareholders from net realized gain	(1,053,472)	–
Total distributions	(1,180,736)	(120,213)
Share transactions - net increase (decrease)	76,969	(903,170)
Total increase (decrease) in net assets	(162,442)	(110,039)
Net Assets
Beginning of period	7,429,253	7,539,292
End of period	$7,266,811	$7,429,253
Other Information
Undistributed net investment income end of period	$69,283	$62,206

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.06	$31.51	$34.46	$37.27	$35.33
Income from Investment Operations
Net investment income (loss)A	.65	.53	.48	.49	.56
Net realized and unrealized gain (loss)	3.72	3.53	(.61)B	2.71	4.98
Total from investment operations	4.37	4.06	(.13)	3.20	5.54
Distributions from net investment income	(.60)	(.51)	(.47)	(.51)	(.37)
Distributions from net realized gain	(5.04)	–	(2.36)	(5.49)	(3.23)
Total distributions	(5.64)	(.51)	(2.82)C	(6.01)D	(3.60)
Net asset value, end of period	$33.79	$35.06	$31.51	$34.46	$37.27
Total ReturnE	13.60%	13.06%	.26%B	9.54%	17.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.50%	.52%	.62%	.69%	.56%
Expenses net of fee waivers, if any	.50%	.52%	.61%	.68%	.56%
Expenses net of all reductions	.49%	.52%	.61%	.68%	.56%
Net investment income (loss)	1.94%	1.60%	1.59%	1.43%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$6,055	$5,952	$5,849	$6,474	$6,481
Portfolio turnover rateH	115%	43%	30%	64%	99%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 C Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 D Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.04	$31.50	$34.45	$37.27	$35.34
Income from Investment Operations
Net investment income (loss)A	.69	.56	.52	.53	.60
Net realized and unrealized gain (loss)	3.71	3.53	(.61)B	2.70	4.97
Total from investment operations	4.40	4.09	(.09)	3.23	5.57
Distributions from net investment income	(.64)	(.55)	(.50)	(.56)	(.42)
Distributions from net realized gain	(5.04)	–	(2.36)	(5.49)	(3.23)
Total distributions	(5.68)	(.55)	(2.86)	(6.05)	(3.64)C
Net asset value, end of period	$33.76	$35.04	$31.50	$34.45	$37.27
Total ReturnD	13.70%	13.16%	.39%B	9.65%	17.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.41%	.50%	.57%	.44%
Expenses net of fee waivers, if any	.40%	.41%	.50%	.57%	.43%
Expenses net of all reductions	.39%	.41%	.49%	.57%	.43%
Net investment income (loss)	2.05%	1.71%	1.71%	1.54%	1.70%
Supplemental Data
Net assets, end of period (in millions)	$1,212	$1,477	$1,691	$1,942	$2,057
Portfolio turnover rateG	115%	43%	30%	64%	99%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 C Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $639 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$892,061
Gross unrealized depreciation	(190,819)
Net unrealized appreciation (depreciation)	$701,242
Tax Cost	$6,585,844

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$272,014
Undistributed long-term capital gain	$804,241
Net unrealized appreciation (depreciation) on securities and other investments	$701,248

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$133,779	$ 120,213
Long-term Capital Gains	1,046,957	–
Total	$1,180,736	$ 120,213

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,010,558 and $8,925,137, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .33% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$9,080.15
Class K	586.05
	$9,666

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $217 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,928. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $193, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $626 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $75.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Dividend Growth	$102,569	$92,313
Class K	24,695	27,900
Total	$127,264	$120,213
From net realized gain
Dividend Growth	$860,821	$–
Class K	192,651	–
Total	$1,053,472	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Dividend Growth
Shares sold	6,817	6,358	$228,121	$209,135
Reinvestment of distributions	28,012	2,777	919,157	88,012
Shares redeemed	(25,386)	(24,948)	(851,332)	(819,066)
Net increase (decrease)	9,443	(15,813)	$295,946	$(521,919)
Class K
Shares sold	6,726	6,119	$224,545	$201,106
Reinvestment of distributions	6,626	882	217,347	27,900
Shares redeemed	(19,611)	(18,521)	(660,869)	(610,257)
Net increase (decrease)	(6,259)	(11,520)	$(218,977)	$(381,251)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Dividend Growth	.50%
Actual		$1,000.00	$982.30	$2.46
Hypothetical-C		$1,000.00	$1,022.32	$2.51
Class K	.40%
Actual		$1,000.00	$982.80	$1.97
Hypothetical-C		$1,000.00	$1,022.81	$2.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Dividend Growth Fund
Dividend Growth	09/17/2018	09/14/2018	$0.327	$4.751
Class K	09/17/2018	09/14/2018	$0.347	$4.751

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2018 $1,484,302,279 , or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 100% and 90% and Class K designates 100% and 87% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Dividend Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

DGF-ANN-0918
1.536090.121

Fidelity® Dividend Growth Fund Class K Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	13.70%	10.71%	10.04%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$26,026	Fidelity® Dividend Growth Fund - Class K
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Gordon Scott:  For the fiscal year, the fund’s share classes gained roughly 14%, lagging the benchmark S&P 500®. Versus the benchmark, stock picking in the consumer discretionary sector – especially in the retailing segment – detracted most. A sizable underweighting in information technology, the benchmark’s top-performing sector, also hurt our relative result, as did my choices in health care. Several of the fund’s largest relative detractors were strong-performing benchmark names we either didn’t own or underweighted, mostly because they did not meet my valuation criteria and did not pay a dividend or otherwise return capital to shareholders. These included two retailing stocks, Amazon.com – the fund’s largest relative detractor by a wide margin – and video-streaming service provider Netflix. Google parent Alphabet also was in this group. Overweighting tobacco stock Altria Group and the shares of integrated drug distributor Cardinal Health also worked against us. I established positions in both of these stocks in August. Conversely, stock selection in consumer staples and materials added value versus the benchmark this period, as did an underweighting in utilities. Cigarette maker Philip Morris International – which I bought in May – was the fund’s top relative contributor. I’ll also mention media and entertainment holding Twenty-First Century Fox and railroad Union Pacific. Twenty-First Century Fox was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 1, 2018, Gordon Scott became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Ramona Persaud since April 2017.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Comcast Corp. Class A	3.9
Exxon Mobil Corp.	3.7
Apple, Inc.	3.3
Altria Group, Inc.	3.2
Berkshire Hathaway, Inc. Class B	3.0
Chevron Corp.	2.9
JPMorgan Chase & Co.	2.6
Verizon Communications, Inc.	2.3
Bank of America Corp.	2.1
Wells Fargo & Co.	2.0
29.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	16.7
Consumer Discretionary	15.1
Industrials	14.7
Health Care	12.5
Information Technology	12.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 5.6%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 1.9%
BorgWarner, Inc.	756,400	$34,810
Delphi Technologies PLC	144,366	6,521
Gentex Corp.	2,165,900	50,249
Lear Corp.	205,000	36,927
Tenneco, Inc.	291,500	13,438
		141,945
Automobiles - 1.2%
General Motors Co.	1,816,700	68,871
Thor Industries, Inc.	167,300	15,868
		84,739
Distributors - 0.2%
LKQ Corp. (a)	418,000	14,011
Diversified Consumer Services - 0.5%
H&R Block, Inc.	1,320,000	33,211
Household Durables - 1.3%
D.R. Horton, Inc.	640,300	27,981
Lennar Corp.:
Class A	704,800	36,840
Class B	13,702	592
NVR, Inc. (a)	4,700	12,969
Tupperware Brands Corp.	416,900	15,304
		93,686
Internet & Direct Marketing Retail - 0.4%
Liberty Interactive Corp. QVC Group Series A (a)	1,434,000	30,530
Leisure Products - 0.1%
Brunswick Corp.	106,700	6,861
Media - 8.5%
AMC Networks, Inc. Class A (a)	317,600	19,148
CBS Corp. Class B	284,500	14,985
Charter Communications, Inc. Class A (a)	92,300	28,113
Cinemark Holdings, Inc.	756,900	27,188
Comcast Corp. Class A	7,932,392	283,819
Discovery Communications, Inc. Class A (a)(b)	897,500	23,856
GCI Liberty, Inc. (a)	571,138	27,477
Interpublic Group of Companies, Inc.	2,559,400	57,714
Liberty Broadband Corp. Class A (a)	285,934	22,686
Liberty Global PLC Class A (a)	1,349,200	38,088
Liberty Media Corp.:
Liberty Media Class A (a)	608,759	20,400
Liberty SiriusXM Series A (a)	466,000	21,967
Omnicom Group, Inc.	415,800	28,620
Viacom, Inc. Class B (non-vtg.)	249,500	7,248
		621,309
Multiline Retail - 0.3%
Dollar General Corp.	218,900	21,485
Specialty Retail - 0.3%
Gap, Inc.	232,900	7,027
TJX Companies, Inc.	122,300	11,895
		18,922
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	1,410,400	31,396

TOTAL CONSUMER DISCRETIONARY		1,098,095

CONSUMER STAPLES - 9.3%
Beverages - 0.1%
PepsiCo, Inc.	48,800	5,612
Food & Staples Retailing - 0.6%
Walgreens Boots Alliance, Inc.	650,000	43,953
Food Products - 2.7%
ConAgra Foods, Inc.	630,400	23,142
General Mills, Inc.	646,300	29,769
Ingredion, Inc.	97,300	9,856
The Hershey Co.	347,400	34,118
The J.M. Smucker Co.	114,300	12,701
The Kraft Heinz Co.	1,177,600	70,950
Tyson Foods, Inc. Class A	221,200	12,752
		193,288
Household Products - 2.1%
Kimberly-Clark Corp.	588,300	66,984
Procter & Gamble Co.	85,400	6,907
Spectrum Brands Holdings, Inc.	864,300	75,514
		149,405
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	195,000	10,503
Tobacco - 3.7%
Altria Group, Inc.	4,033,600	236,692
British American Tobacco PLC (United Kingdom)	215,960	11,872
Philip Morris International, Inc.	256,300	22,119
		270,683

TOTAL CONSUMER STAPLES		673,444

ENERGY - 8.4%
Oil, Gas & Consumable Fuels - 8.4%
BP PLC sponsored ADR	1,124,200	50,690
Chevron Corp.	1,652,100	208,611
Exxon Mobil Corp.	3,292,797	268,396
Suncor Energy, Inc.	926,300	39,007
Total SA sponsored ADR	656,271	42,822
		609,526
FINANCIALS - 16.7%
Banks - 7.8%
Bank of America Corp.	4,950,417	152,869
Citigroup, Inc.	906,500	65,168
JPMorgan Chase & Co.	1,653,435	190,062
Signature Bank	125,700	13,791
Wells Fargo & Co.	2,546,593	145,894
		567,784
Capital Markets - 0.2%
Diamond Hill Investment Group, Inc.	34,938	6,699
KKR & Co. LP	265,000	7,256
		13,955
Consumer Finance - 0.7%
American Express Co.	492,400	49,004
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	0
		49,004
Diversified Financial Services - 3.0%
Berkshire Hathaway, Inc. Class B (a)	1,095,100	216,687
Insurance - 5.0%
Allstate Corp.	500,000	47,560
American International Group, Inc.	653,700	36,091
Chubb Ltd.	674,900	94,297
MetLife, Inc.	1,461,000	66,826
The Travelers Companies, Inc.	838,100	109,070
Torchmark Corp.	136,900	12,057
		365,901

TOTAL FINANCIALS		1,213,331

HEALTH CARE - 12.5%
Biotechnology - 2.5%
Amgen, Inc.	584,210	114,826
Gilead Sciences, Inc.	790,800	61,548
United Therapeutics Corp. (a)	63,500	7,805
		184,179
Health Care Providers & Services - 7.4%
AmerisourceBergen Corp.	441,900	36,161
Anthem, Inc.	401,800	101,655
Cardinal Health, Inc.	896,900	44,800
Cigna Corp.	258,100	46,308
CVS Health Corp.	1,329,400	86,225
DaVita HealthCare Partners, Inc. (a)	354,000	24,879
Express Scripts Holding Co. (a)	94,000	7,469
HCA Holdings, Inc.	243,800	30,287
McKesson Corp.	218,800	27,481
Patterson Companies, Inc. (b)	934,400	22,911
Quest Diagnostics, Inc.	406,400	43,777
UnitedHealth Group, Inc.	112,500	28,487
Universal Health Services, Inc. Class B	317,300	38,742
		539,182
Pharmaceuticals - 2.6%
GlaxoSmithKline PLC	863,046	17,926
Johnson & Johnson	446,143	59,123
Pfizer, Inc.	2,751,900	109,883
		186,932

TOTAL HEALTH CARE		910,293

INDUSTRIALS - 14.7%
Aerospace & Defense - 1.0%
Rockwell Collins, Inc.	48,600	6,755
United Technologies Corp.	472,900	64,191
		70,946
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. Class B	822,200	98,574
Airlines - 1.7%
American Airlines Group, Inc.	766,300	30,300
Delta Air Lines, Inc.	1,054,500	57,386
Southwest Airlines Co.	600,100	34,902
		122,588
Building Products - 0.2%
Johnson Controls International PLC	408,100	15,308
Commercial Services & Supplies - 0.7%
Deluxe Corp.	610,800	35,994
Stericycle, Inc. (a)	189,411	13,232
		49,226
Electrical Equipment - 0.9%
Acuity Brands, Inc.	265,800	36,954
EnerSys	132,200	10,850
Regal Beloit Corp.	215,791	18,547
		66,351
Industrial Conglomerates - 1.5%
General Electric Co.	6,731,400	91,749
ITT, Inc.	266,000	15,074
		106,823
Machinery - 3.5%
Allison Transmission Holdings, Inc.	376,002	17,672
Crane Co.	363,500	32,922
Cummins, Inc.	402,200	57,438
Oshkosh Corp.	342,100	25,743
PACCAR, Inc.	1,022,500	67,199
Snap-On, Inc.	322,700	54,727
		255,701
Professional Services - 0.6%
Dun & Bradstreet Corp.	188,800	23,768
Manpower, Inc.	245,900	22,933
		46,701
Road & Rail - 3.2%
Knight-Swift Transportation Holdings, Inc. Class A	620,800	20,207
Norfolk Southern Corp.	464,300	78,467
Union Pacific Corp.	903,900	135,486
		234,160

TOTAL INDUSTRIALS		1,066,378

INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 1.7%
Cisco Systems, Inc.	2,142,986	90,627
InterDigital, Inc.	41,900	3,455
Juniper Networks, Inc.	1,044,200	27,504
		121,586
Electronic Equipment & Components - 0.7%
Avnet, Inc.	132,500	5,810
Dell Technologies, Inc. (a)	303,300	28,061
Jabil, Inc.	212,200	5,978
Tech Data Corp. (a)	150,800	12,578
		52,427
IT Services - 1.4%
DXC Technology Co.	349,500	29,617
IBM Corp.	389,100	56,392
Perspecta, Inc.	145,600	3,160
The Western Union Co.	568,600	11,463
		100,632
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	77,000	7,403
Applied Materials, Inc.	156,700	7,620
Intel Corp.	981,700	47,220
KLA-Tencor Corp.	69,200	8,125
Qualcomm, Inc.	630,983	40,440
		110,808
Software - 1.8%
Micro Focus International PLC	781,200	12,747
Oracle Corp.	2,494,200	118,923
		131,670
Technology Hardware, Storage & Peripherals - 5.0%
Apple, Inc.	1,273,418	242,319
Hewlett Packard Enterprise Co.	2,143,000	33,088
HP, Inc.	2,424,000	55,946
NCR Corp. (a)	230,200	6,427
Xerox Corp.	1,027,600	26,687
		364,467

TOTAL INFORMATION TECHNOLOGY		881,590

MATERIALS - 4.3%
Chemicals - 3.2%
DowDuPont, Inc.	1,180,700	81,197
Huntsman Corp.	779,200	26,127
LyondellBasell Industries NV Class A	667,500	73,952
PPG Industries, Inc.	242,600	26,846
The Chemours Co. LLC	481,000	22,035
		230,157
Metals & Mining - 1.1%
Freeport-McMoRan, Inc.	912,400	15,055
Nucor Corp.	529,400	35,433
Steel Dynamics, Inc.	653,700	30,783
		81,271

TOTAL MATERIALS		311,428

TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	3,191,600	164,814
UTILITIES - 1.5%
Electric Utilities - 1.1%
Exelon Corp.	845,900	35,951
PPL Corp.	1,664,400	47,885
		83,836
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	2,177,700	29,094

TOTAL UTILITIES		112,930

TOTAL COMMON STOCKS
(Cost $6,330,341)		7,041,829

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.96% (c)	225,439,359	225,484
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	19,770,654	19,773
TOTAL MONEY MARKET FUNDS
(Cost $245,253)		245,257
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $6,575,594)		7,287,086
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(20,275)
NET ASSETS - 100%		$7,266,811

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,684
Fidelity Securities Lending Cash Central Fund	193
Total	$4,877

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,098,095	$1,098,095	$--	$--
Consumer Staples	673,444	661,572	11,872	--
Energy	609,526	609,526	--	--
Financials	1,213,331	1,213,331	--	--
Health Care	910,293	892,367	17,926	--
Industrials	1,066,378	1,066,378	--	--
Information Technology	881,590	868,843	12,747	--
Materials	311,428	311,428	--	--
Telecommunication Services	164,814	164,814	--	--
Utilities	112,930	112,930	--	--
Money Market Funds	245,257	245,257	--	--
Total Investments in Securities:	$7,287,086	$7,244,541	$42,545	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $19,633) — See accompanying schedule: Unaffiliated issuers (cost $6,330,341)	$7,041,829
Fidelity Central Funds (cost $245,253)	245,257
Total Investment in Securities (cost $6,575,594)		$7,287,086
Cash		130
Receivable for investments sold		14,606
Receivable for fund shares sold		1,607
Dividends receivable		5,616
Distributions receivable from Fidelity Central Funds		297
Prepaid expenses		18
Other receivables		2,027
Total assets		7,311,387
Liabilities
Payable for investments purchased	$17,559
Payable for fund shares redeemed	3,650
Accrued management fee	1,971
Other affiliated payables	886
Other payables and accrued expenses	738
Collateral on securities loaned	19,772
Total liabilities		44,576
Net Assets		$7,266,811
Net Assets consist of:
Paid in capital		$5,489,947
Undistributed net investment income		69,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		996,083
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		711,498
Net Assets		$7,266,811
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($6,054,907 ÷ 179,218.6 shares)		$33.79
Class K:
Net Asset Value, offering price and redemption price per share ($1,211,904 ÷ 35,895.8 shares)		$33.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends		$172,552
Interest		1,030
Income from Fidelity Central Funds		4,877
Total income		178,459
Expenses
Management fee
Basic fee	$39,632
Performance adjustment	(15,217)
Transfer agent fees	9,666
Accounting and security lending fees	1,182
Custodian fees and expenses	98
Independent trustees' fees and expenses	31
Registration fees	61
Audit	75
Legal	21
Miscellaneous	56
Total expenses before reductions	35,605
Expense reductions	(704)
Total expenses after reductions		34,901
Net investment income (loss)		143,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,791,216
Fidelity Central Funds	31
Foreign currency transactions	240
Total net realized gain (loss)		1,791,487
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(993,673)
Fidelity Central Funds	(31)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(993,720)
Net gain (loss)		797,767
Net increase (decrease) in net assets resulting from operations		$941,325

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$143,558	$120,267
Net realized gain (loss)	1,791,487	505,117
Change in net unrealized appreciation (depreciation)	(993,720)	287,960
Net increase (decrease) in net assets resulting from operations	941,325	913,344
Distributions to shareholders from net investment income	(127,264)	(120,213)
Distributions to shareholders from net realized gain	(1,053,472)	–
Total distributions	(1,180,736)	(120,213)
Share transactions - net increase (decrease)	76,969	(903,170)
Total increase (decrease) in net assets	(162,442)	(110,039)
Net Assets
Beginning of period	7,429,253	7,539,292
End of period	$7,266,811	$7,429,253
Other Information
Undistributed net investment income end of period	$69,283	$62,206

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.06	$31.51	$34.46	$37.27	$35.33
Income from Investment Operations
Net investment income (loss)A	.65	.53	.48	.49	.56
Net realized and unrealized gain (loss)	3.72	3.53	(.61)B	2.71	4.98
Total from investment operations	4.37	4.06	(.13)	3.20	5.54
Distributions from net investment income	(.60)	(.51)	(.47)	(.51)	(.37)
Distributions from net realized gain	(5.04)	–	(2.36)	(5.49)	(3.23)
Total distributions	(5.64)	(.51)	(2.82)C	(6.01)D	(3.60)
Net asset value, end of period	$33.79	$35.06	$31.51	$34.46	$37.27
Total ReturnE	13.60%	13.06%	.26%B	9.54%	17.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.50%	.52%	.62%	.69%	.56%
Expenses net of fee waivers, if any	.50%	.52%	.61%	.68%	.56%
Expenses net of all reductions	.49%	.52%	.61%	.68%	.56%
Net investment income (loss)	1.94%	1.60%	1.59%	1.43%	1.58%
Supplemental Data
Net assets, end of period (in millions)	$6,055	$5,952	$5,849	$6,474	$6,481
Portfolio turnover rateH	115%	43%	30%	64%	99%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 C Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 D Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.04	$31.50	$34.45	$37.27	$35.34
Income from Investment Operations
Net investment income (loss)A	.69	.56	.52	.53	.60
Net realized and unrealized gain (loss)	3.71	3.53	(.61)B	2.70	4.97
Total from investment operations	4.40	4.09	(.09)	3.23	5.57
Distributions from net investment income	(.64)	(.55)	(.50)	(.56)	(.42)
Distributions from net realized gain	(5.04)	–	(2.36)	(5.49)	(3.23)
Total distributions	(5.68)	(.55)	(2.86)	(6.05)	(3.64)C
Net asset value, end of period	$33.76	$35.04	$31.50	$34.45	$37.27
Total ReturnD	13.70%	13.16%	.39%B	9.65%	17.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.41%	.50%	.57%	.44%
Expenses net of fee waivers, if any	.40%	.41%	.50%	.57%	.43%
Expenses net of all reductions	.39%	.41%	.49%	.57%	.43%
Net investment income (loss)	2.05%	1.71%	1.71%	1.54%	1.70%
Supplemental Data
Net assets, end of period (in millions)	$1,212	$1,477	$1,691	$1,942	$2,057
Portfolio turnover rateG	115%	43%	30%	64%	99%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 C Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $639 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$892,061
Gross unrealized depreciation	(190,819)
Net unrealized appreciation (depreciation)	$701,242
Tax Cost	$6,585,844

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$272,014
Undistributed long-term capital gain	$804,241
Net unrealized appreciation (depreciation) on securities and other investments	$701,248

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$133,779	$ 120,213
Long-term Capital Gains	1,046,957	–
Total	$1,180,736	$ 120,213

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,010,558 and $8,925,137, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .33% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$9,080.15
Class K	586.05
	$9,666

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $217 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,928. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $193, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $626 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $75.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Dividend Growth	$102,569	$92,313
Class K	24,695	27,900
Total	$127,264	$120,213
From net realized gain
Dividend Growth	$860,821	$–
Class K	192,651	–
Total	$1,053,472	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Dividend Growth
Shares sold	6,817	6,358	$228,121	$209,135
Reinvestment of distributions	28,012	2,777	919,157	88,012
Shares redeemed	(25,386)	(24,948)	(851,332)	(819,066)
Net increase (decrease)	9,443	(15,813)	$295,946	$(521,919)
Class K
Shares sold	6,726	6,119	$224,545	$201,106
Reinvestment of distributions	6,626	882	217,347	27,900
Shares redeemed	(19,611)	(18,521)	(660,869)	(610,257)
Net increase (decrease)	(6,259)	(11,520)	$(218,977)	$(381,251)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Dividend Growth	.50%
Actual		$1,000.00	$982.30	$2.46
Hypothetical-C		$1,000.00	$1,022.32	$2.51
Class K	.40%
Actual		$1,000.00	$982.80	$1.97
Hypothetical-C		$1,000.00	$1,022.81	$2.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Dividend Growth Fund
Dividend Growth	09/17/2018	09/14/2018	$0.327	$4.751
Class K	09/17/2018	09/14/2018	$0.347	$4.751

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2018 $1,484,302,279 , or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth designates 100% and 90% and Class K designates 100% and 87% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Dividend Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

DGF-K-ANN-0918
1.863065.109

Fidelity® Blue Chip Value Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	6.79%	9.70%	6.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$19,054	Fidelity® Blue Chip Value Fund
$23,573	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund gained 6.79%, trailing the 9.54% result of the benchmark Russell 1000® Value Index. The fund's underperformance of the benchmark was due to ineffective security selection, coupled with an unfavorable market backdrop for my style of investing. Security selection in the health care, energy and financials sectors were the largest relative detractors. Conversely, sector allocation – which derives from my bottom-up, stock-by-stock investment approach – helped the fund’s relative result, with an underweighting in the weak telecommunication services group contributing most. My picks in consumer discretionary and consumer staples also provided a notable boost. On an individual basis, the biggest impact by far came from a non-benchmark equity position in Israeli drug maker Teva Pharmaceutical Industries, which returned roughly -46% for the fund before I sold the position last fall. Over time, I concluded the company's challenges were too deep-rooted to justify further investment. Other detractors from the health care sector included drug store operator and pharmacy benefit management company CVS Health and drugmaker Allergan. Elsewhere, information-analytics company Nielsen Holdings also detracted. On the positive side, the biggest individual relative contributor stemmed from my decision to not hold benchmark component General Electric, which struggled amid numerous business challenges. It helped to overweight media company Twenty-First Century Fox, which was poised to be acquired by Disney. Both Fox and Disney were meaningful holdings in the fund at period end. Also contributing was CBRE Group, a provider of real estate services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Wells Fargo & Co.	4.7
CVS Health Corp.	4.2
Cigna Corp.	4.2
Comcast Corp. Class A	4.1
Berkshire Hathaway, Inc. Class B	3.7
Exxon Mobil Corp.	3.6
U.S. Bancorp	3.2
Twenty-First Century Fox, Inc. Class A	2.8
The Walt Disney Co.	2.7
United Technologies Corp.	2.6
35.8

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	22.9
Health Care	16.2
Consumer Discretionary	13.8
Energy	12.1
Information Technology	8.0

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks and Equity Futures	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 24.3%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 88.4%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Media - 12.0%
Comcast Corp. Class A	447,100	$15,997,238
Interpublic Group of Companies, Inc.	263,600	5,944,180
Lions Gate Entertainment Corp. Class B	163,377	3,736,432
The Walt Disney Co.	93,900	10,663,284
Twenty-First Century Fox, Inc. Class A	244,500	11,002,500
		47,343,634
Textiles, Apparel & Luxury Goods - 1.8%
PVH Corp.	46,500	7,138,680

TOTAL CONSUMER DISCRETIONARY		54,482,314

CONSUMER STAPLES - 7.8%
Beverages - 2.1%
C&C Group PLC	2,004,512	8,063,278
Food Products - 3.1%
Kellogg Co.	68,800	4,886,864
The J.M. Smucker Co.	65,700	7,300,584
		12,187,448
Tobacco - 2.6%
British American Tobacco PLC sponsored ADR	187,300	10,260,294

TOTAL CONSUMER STAPLES		30,511,020

ENERGY - 12.1%
Energy Equipment & Services - 1.8%
Baker Hughes, a GE Co. Class A	202,800	7,012,824
Oil, Gas & Consumable Fuels - 10.3%
Exxon Mobil Corp.	175,700	14,321,307
GasLog Partners LP	246,300	6,194,445
Golar LNG Partners LP	485,900	7,973,619
Teekay Corp. (a)	151,500	1,055,955
Teekay LNG Partners LP	433,300	6,932,800
Teekay Offshore Partners LP	1,554,200	3,947,668
		40,425,794

TOTAL ENERGY		47,438,618

FINANCIALS - 22.9%
Banks - 7.9%
U.S. Bancorp	236,197	12,520,803
Wells Fargo & Co.	326,298	18,693,612
		31,214,415
Capital Markets - 1.5%
Goldman Sachs Group, Inc.	24,900	5,912,007
Consumer Finance - 1.9%
Discover Financial Services	105,700	7,548,037
Diversified Financial Services - 3.7%
Berkshire Hathaway, Inc. Class B (b)	74,100	14,662,167
Insurance - 7.9%
Allstate Corp.	21,400	2,035,568
Chubb Ltd.	66,600	9,305,352
Prudential PLC	426,798	10,069,675
The Travelers Companies, Inc.	72,800	9,474,192
		30,884,787

TOTAL FINANCIALS		90,221,413

HEALTH CARE - 16.2%
Biotechnology - 1.8%
Dyax Corp. rights 12/31/19 (b)(c)	236,600	847,028
Shire PLC sponsored ADR	37,068	6,324,171
		7,171,199
Health Care Providers & Services - 11.1%
Anthem, Inc.	41,100	10,398,300
Cigna Corp.	92,400	16,578,408
CVS Health Corp.	257,300	16,688,478
		43,665,186
Pharmaceuticals - 3.3%
Allergan PLC	34,300	6,314,287
Bayer AG	58,042	6,461,652
		12,775,939

TOTAL HEALTH CARE		63,612,324

INDUSTRIALS - 3.2%
Aerospace & Defense - 2.6%
United Technologies Corp.	76,800	10,424,832
Professional Services - 0.6%
Nielsen Holdings PLC	92,100	2,169,876

TOTAL INDUSTRIALS		12,594,708

INFORMATION TECHNOLOGY - 8.0%
Communications Equipment - 1.8%
Cisco Systems, Inc.	170,000	7,189,300
Internet Software & Services - 1.9%
Alphabet, Inc. Class A (b)	6,000	7,363,320
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A	90,700	7,392,050
The Western Union Co.	254,500	5,130,720
		12,522,770
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	23,700	4,509,873

TOTAL INFORMATION TECHNOLOGY		31,585,263

MATERIALS - 1.5%
Chemicals - 1.5%
LyondellBasell Industries NV Class A	51,800	5,738,922
REAL ESTATE - 1.1%
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (b)	90,000	4,482,000
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	159,507	5,099,439
UTILITIES - 0.5%
Electric Utilities - 0.5%
Exelon Corp.	47,800	2,031,500
TOTAL COMMON STOCKS
(Cost $329,137,935)		347,797,521

Money Market Funds - 9.8%
Fidelity Cash Central Fund, 1.96% (d)	37,688,486	37,696,024
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	1,084,770	1,084,879
TOTAL MONEY MARKET FUNDS
(Cost $38,781,095)		38,780,903
TOTAL INVESTMENT IN SECURITIES - 98.2%
(Cost $367,919,030)		386,578,424
NET OTHER ASSETS (LIABILITIES) - 1.8%		6,925,068
NET ASSETS - 100%		$393,503,492

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	592	Sept. 2018	$36,461,280	$239,033	$239,033

The notional amount of futures purchased as a percentage of Net Assets is 9.3%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$179,705
Fidelity Securities Lending Cash Central Fund	387,727
Total	$567,432

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$54,482,314	$54,482,314	$--	$--
Consumer Staples	30,511,020	30,511,020	--	--
Energy	47,438,618	47,438,618	--	--
Financials	90,221,413	80,151,738	10,069,675	--
Health Care	63,612,324	56,303,644	6,461,652	847,028
Industrials	12,594,708	12,594,708	--	--
Information Technology	31,585,263	31,585,263	--	--
Materials	5,738,922	5,738,922	--	--
Real Estate	4,482,000	4,482,000	--	--
Telecommunication Services	5,099,439	5,099,439	--	--
Utilities	2,031,500	2,031,500	--	--
Money Market Funds	38,780,903	38,780,903	--	--
Total Investments in Securities:	$386,578,424	$369,200,069	$16,531,327	$847,028
Derivative Instruments:
Assets
Futures Contracts	$239,033	$239,033	$--	$--
Total Assets	$239,033	$239,033	$--	$--
Total Derivative Instruments:	$239,033	$239,033	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$6,088,520
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk(a)
Futures Contracts	$239,033	$0
Total Equity Risk	239,033	0
Total Value of Derivatives	$239,033	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.7%
Marshall Islands	6.7%
United Kingdom	5.8%
Ireland	3.7%
Switzerland	2.4%
Germany	1.7%
Bailiwick of Jersey	1.6%
Netherlands	1.5%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,042,189) — See accompanying schedule: Unaffiliated issuers (cost $329,137,935)	$347,797,521
Fidelity Central Funds (cost $38,781,095)	38,780,903
Total Investment in Securities (cost $367,919,030)		$386,578,424
Segregated cash with brokers for derivative instruments		1,166,400
Receivable for investments sold		42,618,741
Receivable for fund shares sold		145,908
Dividends receivable		368,004
Distributions receivable from Fidelity Central Funds		23,406
Receivable for daily variation margin on futures contracts		108,347
Prepaid expenses		977
Other receivables		6,007
Total assets		431,016,214
Liabilities
Payable for investments purchased	$35,754,733
Payable for fund shares redeemed	431,238
Accrued management fee	116,789
Other affiliated payables	73,019
Other payables and accrued expenses	52,887
Collateral on securities loaned	1,084,056
Total liabilities		37,512,722
Net Assets		$393,503,492
Net Assets consist of:
Paid in capital		$373,678,405
Undistributed net investment income		1,761,720
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(835,110)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,898,477
Net Assets, for 19,778,009 shares outstanding		$393,503,492
Net Asset Value, offering price and redemption price per share ($393,503,492 ÷ 19,778,009 shares)		$19.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$7,539,663
Income from Fidelity Central Funds		567,432
Total income		8,107,095
Expenses
Management fee
Basic fee	$2,153,071
Performance adjustment	(358,963)
Transfer agent fees	740,118
Accounting and security lending fees	156,221
Custodian fees and expenses	8,111
Independent trustees' fees and expenses	1,710
Registration fees	29,064
Audit	62,455
Legal	3,223
Miscellaneous	2,773
Total expenses before reductions	2,797,783
Expense reductions	(11,309)
Total expenses after reductions		2,786,474
Net investment income (loss)		5,320,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,664,981
Fidelity Central Funds	822
Foreign currency transactions	(5,294)
Futures contracts	62,744
Total net realized gain (loss)		54,723,253
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(34,971,346)
Fidelity Central Funds	(3)
Assets and liabilities in foreign currencies	53
Futures contracts	239,033
Total change in net unrealized appreciation (depreciation)		(34,732,263)
Net gain (loss)		19,990,990
Net increase (decrease) in net assets resulting from operations		$25,311,611

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,320,621	$4,330,903
Net realized gain (loss)	54,723,253	20,725,978
Change in net unrealized appreciation (depreciation)	(34,732,263)	41,416,367
Net increase (decrease) in net assets resulting from operations	25,311,611	66,473,248
Distributions to shareholders from net investment income	(4,465,976)	(4,486,672)
Distributions to shareholders from net realized gain	(81,343)	–
Total distributions	(4,547,319)	(4,486,672)
Share transactions
Proceeds from sales of shares	65,621,638	70,221,494
Reinvestment of distributions	4,381,389	4,351,879
Cost of shares redeemed	(109,494,133)	(181,506,778)
Net increase (decrease) in net assets resulting from share transactions	(39,491,106)	(106,933,405)
Total increase (decrease) in net assets	(18,726,814)	(44,946,829)
Net Assets
Beginning of period	412,230,306	457,177,135
End of period	$393,503,492	$412,230,306
Other Information
Undistributed net investment income end of period	$1,761,720	$2,095,365
Shares
Sold	3,406,839	3,956,093
Issued in reinvestment of distributions	233,439	258,721
Redeemed	(5,729,568)	(10,583,646)
Net increase (decrease)	(2,089,290)	(6,368,832)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Value Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.85	$16.19	$16.88	$15.22	$13.32
Income from Investment Operations
Net investment income (loss)A	.26	.18	.19	.35B	.18
Net realized and unrealized gain (loss)	1.01	2.66	(.59)	1.54	1.81
Total from investment operations	1.27	2.84	(.40)	1.89	1.99
Distributions from net investment income	(.21)	(.18)	(.28)	(.23)	(.09)
Distributions from net realized gain	–C	–	(.01)	–	–
Total distributions	(.22)D	(.18)	(.29)	(.23)	(.09)
Net asset value, end of period	$19.90	$18.85	$16.19	$16.88	$15.22
Total ReturnE	6.79%	17.68%	(2.31)%	12.52%	14.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.79%	.88%	.82%	.66%
Expenses net of fee waivers, if any	.70%	.79%	.88%	.82%	.66%
Expenses net of all reductions	.70%	.78%	.88%	.82%	.66%
Net investment income (loss)	1.34%	1.04%	1.23%	2.15%B	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$393,503	$412,230	$457,177	$410,968	$329,826
Portfolio turnover rateH	45%	32%	54%	138%	102%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.22 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.004 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,462,151
Gross unrealized depreciation	(17,091,565)
Net unrealized appreciation (depreciation)	$16,370,586
Tax Cost	$370,207,838

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,202,719
Undistributed long-term capital gain	$1,692,731
Net unrealized appreciation (depreciation) on securities and other investments	$15,929,637

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$4,547,319	$ 4,486,672

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $174,028,278 and $251,873,821, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,449 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,136 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $387,727, including $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,995 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $334.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,980.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.64%	$1,000.00	$969.80	$3.13
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Value Fund voted to pay on September 10, 2018, to shareholders of record at the opening of business on September 7, 2018, a distribution of $0.087 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.113 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $2,045,990, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 91% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Blue Chip Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

BCV-ANN-0918
1.788861.115

Fidelity Advisor® Small Cap Growth Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

July 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Small Cap Growth Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	21.08%	13.96%	12.07%
Class M (incl. 3.50% sales charge)	23.66%	14.18%	12.04%
Class C (incl. contingent deferred sales charge)	26.51%	14.41%	11.88%
Class I	28.78%	15.64%	13.07%
Class Z	29.02%	15.69%	13.10%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$31,263	Fidelity Advisor® Small Cap Growth Fund - Class A
$28,845	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Patrick Venanzi:  For the year, the fund's share classes (excluding sales charges, if applicable) advanced about 29%, comfortably outpacing the 22.91% gain of the benchmark Russell 2000® Growth Index. Stock picking in information technology’s software & services segment was by far the biggest driver of the fund’s outperformance versus the benchmark. The top individual contributors were Stamps.com and 2U. Shares of internet-based shipping-services provider Stamps gained 76% on the back of consecutive quarters of stellar financial results. Meanwhile, shares of 2U – our largest holding, on average – returned about 69%, as the firm continued to grow its portfolio of online graduate programs and strengthened its competitive position. Picks in consumer discretionary and industrials also helped. Conversely, choices in the health care equipment & services industry hurt, including Medicaid-related managed-care firm Magellan Health, the fund’s largest detractor. Shares of Magellan plunged in late April on disappointing financial results. The company also lowered its full-year earnings guidance. A position in health care payment management firm Cotiviti also fared poorly due to slowing growth, and the position was sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  Following a three-month leave of absence, Pat Venanzi returned to Fidelity on August 30, 2018, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Jennifer Fo Cardillo and Slava Kruzement-Prykhodko served as interim managers of the fund. Jennifer and Slava came off the fund on August 31, 2018, leaving Patrick as sole manager. The fund closed to new accounts on February 2, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
CarGurus, Inc. Class A	2.5
Stamps.com, Inc.	1.8
2U, Inc.	1.6
Weight Watchers International, Inc.	1.5
Asgn, Inc.	1.4
Generac Holdings, Inc.	1.4
Insulet Corp.	1.3
Vail Resorts, Inc.	1.2
Cavco Industries, Inc.	1.2
Copart, Inc.	1.1
15.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Health Care	23.5
Information Technology	22.5
Industrials	18.6
Consumer Discretionary	15.6
Financials	5.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks/ETFs	97.4%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments – 7.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.7%
Gentex Corp.	1,412,000	$32,758,400
Diversified Consumer Services - 3.1%
Bright Horizons Family Solutions, Inc. (a)	300,838	32,186,658
Grand Canyon Education, Inc. (a)	344,876	40,188,400
Weight Watchers International, Inc. (a)	779,481	69,786,934
		142,161,992
Hotels, Restaurants & Leisure - 5.2%
Boyd Gaming Corp.	597,471	22,315,542
Cedar Fair LP (depositary unit)	498,204	28,467,377
Hilton Grand Vacations, Inc. (a)	752,176	26,017,768
Marriott Vacations Worldwide Corp.	130,230	15,511,695
Planet Fitness, Inc. (a)	971,500	46,165,680
Texas Roadhouse, Inc. Class A	368,464	23,154,278
U.S. Foods Holding Corp. (a)	692,843	23,425,022
Vail Resorts, Inc.	202,204	55,984,221
		241,041,583
Household Durables - 3.1%
Cavco Industries, Inc. (a)	253,948	53,951,253
LGI Homes, Inc. (a)(b)	408,903	21,136,196
SodaStream International Ltd. (a)	344,139	30,043,335
Taylor Morrison Home Corp. (a)	920,442	17,976,232
TopBuild Corp. (a)	281,501	20,909,894
		144,016,910
Internet & Direct Marketing Retail - 0.4%
Gaia, Inc. Class A (a)	1,067,310	19,425,042
Multiline Retail - 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	306,843	21,325,589
Specialty Retail - 1.7%
Five Below, Inc. (a)	478,200	46,461,912
The Children's Place Retail Stores, Inc.	242,587	29,813,942
		76,275,854
Textiles, Apparel & Luxury Goods - 0.9%
Cadence Bancorp	986,500	26,862,395
Columbia Sportswear Co.	183,013	15,918,471
		42,780,866

TOTAL CONSUMER DISCRETIONARY		719,786,236

CONSUMER STAPLES - 2.5%
Food & Staples Retailing - 0.7%
Performance Food Group Co. (a)	896,429	32,136,980
Food Products - 1.1%
Nomad Foods Ltd. (a)	1,218,451	23,150,569
Post Holdings, Inc. (a)	305,568	26,449,966
		49,600,535
Household Products - 0.7%
Central Garden & Pet Co. (a)	429,384	18,536,507
Central Garden & Pet Co. Class A (non-vtg.) (a)	417,960	16,768,555
		35,305,062

TOTAL CONSUMER STAPLES		117,042,577

ENERGY - 1.6%
Energy Equipment & Services - 0.3%
NCS Multistage Holdings, Inc. (a)	988,987	15,685,334
Oil, Gas & Consumable Fuels - 1.3%
Delek U.S. Holdings, Inc.	531,475	28,338,247
Extraction Oil & Gas, Inc. (a)	1,009,773	15,267,768
Whiting Petroleum Corp. (a)	287,100	14,254,515
		57,860,530

TOTAL ENERGY		73,545,864

FINANCIALS - 5.9%
Banks - 0.8%
First Citizen Bancshares, Inc.	88,016	35,806,669
Capital Markets - 3.8%
Apollo Global Management LLC Class A	1,084,602	38,503,371
Hamilton Lane, Inc. Class A	506,100	24,783,717
Lazard Ltd. Class A	368,996	20,036,483
LPL Financial	354,400	23,493,176
Morningstar, Inc.	167,200	22,070,400
MSCI, Inc.	184,881	30,725,373
Virtu Financial, Inc. Class A	868,800	17,506,320
		177,118,840
Consumer Finance - 0.6%
Green Dot Corp. Class A (a)	366,600	29,078,712
Insurance - 0.7%
Enstar Group Ltd. (a)	146,657	31,707,243

TOTAL FINANCIALS		273,711,464

HEALTH CARE - 23.5%
Biotechnology - 8.1%
Abeona Therapeutics, Inc. (a)	714,781	10,328,585
Acceleron Pharma, Inc. (a)	368,412	16,048,027
Acorda Therapeutics, Inc. (a)	345,137	8,611,168
Alder Biopharmaceuticals, Inc. (a)(b)	775,154	14,689,168
AnaptysBio, Inc. (a)	257,425	20,161,526
Arena Pharmaceuticals, Inc. (a)	277,086	10,692,749
Argenx SE ADR (a)	199,451	18,100,178
Ascendis Pharma A/S sponsored ADR (a)	391,274	26,583,156
Atara Biotherapeutics, Inc. (a)	319,514	11,997,751
Audentes Therapeutics, Inc. (a)	537,121	20,222,606
Blueprint Medicines Corp. (a)	333,215	19,839,621
Dyax Corp. rights 12/31/19 (a)(c)	380,400	1,361,832
FibroGen, Inc. (a)	537,358	33,907,290
Five Prime Therapeutics, Inc. (a)	229,619	3,421,323
Global Blood Therapeutics, Inc. (a)	434,757	18,172,843
Heron Therapeutics, Inc. (a)	360,357	13,495,370
Ligand Pharmaceuticals, Inc. Class B (a)	98,229	21,446,338
Loxo Oncology, Inc. (a)	177,630	29,769,012
Mirati Therapeutics, Inc. (a)(b)	491,855	30,199,897
Sarepta Therapeutics, Inc. (a)	246,920	28,701,981
Spark Therapeutics, Inc. (a)	184,100	14,124,152
TESARO, Inc. (a)	80,975	2,820,359
		374,694,932
Health Care Equipment & Supplies - 8.0%
Cantel Medical Corp.	202,432	18,767,471
CONMED Corp.	256,700	18,995,800
Globus Medical, Inc. (a)	827,900	42,620,292
Hill-Rom Holdings, Inc.	338,100	31,849,020
ICU Medical, Inc. (a)	102,738	29,465,258
Insulet Corp. (a)	708,124	58,887,592
Integer Holdings Corp. (a)	219,200	15,661,840
Integra LifeSciences Holdings Corp. (a)	689,723	42,990,435
iRhythm Technologies, Inc. (a)	446,476	33,731,262
Masimo Corp. (a)	455,000	45,236,100
Novocure Ltd. (a)	647,529	22,015,986
Quanterix Corp. (a)(b)	770,447	11,549,001
		371,770,057
Health Care Providers & Services - 3.5%
Chemed Corp.	102,500	32,393,075
G1 Therapeutics, Inc. (a)(b)	526,672	27,044,607
Magellan Health Services, Inc. (a)	526,469	38,300,620
Molina Healthcare, Inc. (a)	409,738	42,649,628
Tivity Health, Inc. (a)	607,998	20,489,533
		160,877,463
Health Care Technology - 0.8%
HTG Molecular Diagnostics (a)	815,910	2,382,457
Teladoc, Inc. (a)	592,900	35,485,065
		37,867,522
Life Sciences Tools & Services - 1.3%
ICON PLC (a)	327,865	45,625,693
Morphosys AG (a)	93,900	12,341,741
		57,967,434
Pharmaceuticals - 1.8%
Aclaris Therapeutics, Inc. (a)	565,525	9,693,099
Aerie Pharmaceuticals, Inc. (a)	313,018	21,144,366
Akcea Therapeutics, Inc. (b)	280,194	8,859,734
Nektar Therapeutics (a)	417,732	21,972,703
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	44,625
The Medicines Company (a)	343,026	13,628,423
Theravance Biopharma, Inc. (a)	292,739	7,011,099
		82,354,049

TOTAL HEALTH CARE		1,085,531,457

INDUSTRIALS - 18.6%
Aerospace & Defense - 2.7%
BWX Technologies, Inc.	598,127	39,332,832
HEICO Corp. Class A	667,966	43,250,799
Teledyne Technologies, Inc. (a)	196,104	43,029,140
		125,612,771
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	411,693	27,604,016
Airlines - 1.0%
SkyWest, Inc.	793,724	47,544,068
Commercial Services & Supplies - 1.5%
Copart, Inc. (a)	927,412	53,224,175
Viad Corp.	289,260	16,603,524
		69,827,699
Construction & Engineering - 1.9%
Dycom Industries, Inc. (a)	437,328	38,992,164
Jacobs Engineering Group, Inc.	748,114	50,594,950
		89,587,114
Electrical Equipment - 1.4%
Generac Holdings, Inc. (a)	1,199,192	64,456,570
Industrial Conglomerates - 1.0%
ITT, Inc.	826,808	46,855,209
Machinery - 3.2%
AGCO Corp.	339,998	21,426,674
Allison Transmission Holdings, Inc.	617,361	29,015,967
Gardner Denver Holdings, Inc. (a)	799,500	22,873,695
John Bean Technologies Corp.	136,859	15,136,605
Milacron Holdings Corp. (a)	1,129,647	23,553,140
Oshkosh Corp.	236,341	17,784,660
WABCO Holdings, Inc. (a)	145,015	18,225,485
		148,016,226
Professional Services - 4.3%
Asgn, Inc. (a)	724,371	65,410,701
Exponent, Inc.	834,149	40,789,886
FTI Consulting, Inc. (a)	625,897	49,420,827
Insperity, Inc.	441,207	41,958,786
		197,580,200
Trading Companies & Distributors - 1.0%
SiteOne Landscape Supply, Inc. (a)	265,285	23,652,811
Univar, Inc. (a)	724,560	19,918,154
		43,570,965

TOTAL INDUSTRIALS		860,654,838

INFORMATION TECHNOLOGY - 22.0%
Electronic Equipment & Components - 0.9%
Dolby Laboratories, Inc. Class A	312,997	20,172,657
Novanta, Inc. (a)	348,559	21,732,654
		41,905,311
Internet Software & Services - 11.2%
2U, Inc. (a)	970,130	73,400,036
ANGI Homeservices, Inc. Class A (a)(b)	1,553,077	24,398,840
BlackLine, Inc. (a)	380,696	16,255,719
CarGurus, Inc. Class A (b)	2,714,400	117,669,234
Five9, Inc. (a)	880,930	28,101,667
GoDaddy, Inc. (a)	609,429	44,866,163
Instructure, Inc. (a)	413,648	16,008,178
MINDBODY, Inc. (a)	791,228	29,552,366
New Relic, Inc. (a)	237,446	23,198,474
Okta, Inc. (a)	270,720	13,441,248
ShotSpotter, Inc. (a)(b)	425,493	18,155,786
Stamps.com, Inc. (a)	309,475	80,772,975
The Trade Desk, Inc. (a)	390,400	32,918,528
		518,739,214
IT Services - 2.4%
EPAM Systems, Inc. (a)	332,300	43,268,783
Genpact Ltd.	662,539	20,127,935
Interxion Holding N.V. (a)	266,223	17,272,548
Leidos Holdings, Inc.	430,181	29,432,984
		110,102,250
Semiconductors & Semiconductor Equipment - 1.1%
Entegris, Inc.	1,394,885	49,030,208
Software - 6.4%
8x8, Inc. (a)	994,920	19,848,654
Black Knight, Inc. (a)	436,980	22,570,017
Cardlytics, Inc. (a)(d)	1,699,744	31,989,182
Everbridge, Inc. (a)	793,564	35,694,509
HubSpot, Inc. (a)	268,507	33,321,719
Pluralsight, Inc. (b)	1,584,045	36,765,684
PROS Holdings, Inc. (a)	666,476	24,752,919
RealPage, Inc. (a)	541,900	29,858,690
Talend SA ADR (a)	387,952	22,947,361
Zendesk, Inc. (a)	484,714	26,402,372
Zscaler, Inc. (a)(b)	297,481	10,504,054
		294,655,161

TOTAL INFORMATION TECHNOLOGY		1,014,432,144

MATERIALS - 4.5%
Chemicals - 1.7%
Orion Engineered Carbons SA	1,107,433	36,323,802
The Chemours Co. LLC	898,672	41,168,164
		77,491,966
Construction Materials - 1.3%
Eagle Materials, Inc.	331,483	32,932,836
Summit Materials, Inc.	1,013,652	25,442,665
		58,375,501
Containers & Packaging - 1.1%
Aptargroup, Inc.	244,500	25,044,135
Avery Dennison Corp.	244,514	28,040,866
		53,085,001
Paper & Forest Products - 0.4%
Neenah, Inc.	185,987	16,329,659
Quintis Ltd. (a)(b)(c)	11,211,435	83
		16,329,742

TOTAL MATERIALS		205,282,210

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Rexford Industrial Realty, Inc.	553,591	16,962,028
Store Capital Corp.	595,549	16,347,820
Terreno Realty Corp.	496,046	18,309,058
		51,618,906
TOTAL COMMON STOCKS
(Cost $3,473,322,233)		4,401,605,696

Convertible Preferred Stocks - 0.5%
INFORMATION TECHNOLOGY - 0.5%
Software - 0.5%
Compass, Inc. Series E (c)(e)
(Cost $23,873,990)	353,803	23,873,990

Investment Companies - 2.1%
iShares Russell 2000 Growth Index ETF (b)
(Cost $94,361,861)	452,400	93,895,620

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 1.96% (f)	88,577,592	88,595,307
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	179,710,408	179,728,379
TOTAL MONEY MARKET FUNDS
(Cost $268,323,686)		268,323,686
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $3,859,881,770)		4,787,698,992
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(168,810,820)
NET ASSETS - 100%		$4,618,888,172

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,873,990 or 0.5% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$23,873,990

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$933,064
Fidelity Securities Lending Cash Central Fund	3,685,850
Total	$4,618,914

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Cardlytics, Inc.	$--	$25,242,697	$647,277	$--	$155,297	$7,238,465	$31,989,182
Total	$--	$25,242,697	$647,277	$--	$155,297	$7,238,465	$31,989,182

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$719,786,236	$719,786,236	$--	$--
Consumer Staples	117,042,577	117,042,577	--	--
Energy	73,545,864	73,545,864	--	--
Financials	273,711,464	273,711,464	--	--
Health Care	1,085,531,457	1,084,125,000	44,625	1,361,832
Industrials	860,654,838	860,654,838	--	--
Information Technology	1,038,306,134	1,014,432,144	--	23,873,990
Materials	205,282,210	205,282,127	--	83
Real Estate	51,618,906	51,618,906	--	--
Investment Companies	93,895,620	93,895,620	--	--
Money Market Funds	268,323,686	268,323,686	--	--
Total Investments in Securities:	$4,787,698,992	$4,762,418,462	$44,625	$25,235,905

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $178,777,758) — See accompanying schedule: Unaffiliated issuers (cost $3,566,807,367)	$4,487,386,124
Fidelity Central Funds (cost $268,323,686)	268,323,686
Other affiliated issuers (cost $24,750,717)	31,989,182
Total Investment in Securities (cost $3,859,881,770)		$4,787,698,992
Receivable for investments sold		25,948,269
Receivable for fund shares sold		4,531,582
Dividends receivable		181,449
Distributions receivable from Fidelity Central Funds		262,788
Prepaid expenses		11,955
Other receivables		143,672
Total assets		4,818,778,707
Liabilities
Payable for investments purchased	$8,230,284
Payable for fund shares redeemed	7,749,728
Accrued management fee	3,150,455
Distribution and service plan fees payable	220,321
Other affiliated payables	745,795
Other payables and accrued expenses	71,284
Collateral on securities loaned	179,722,668
Total liabilities		199,890,535
Net Assets		$4,618,888,172
Net Assets consist of:
Paid in capital		$3,274,697,768
Accumulated net investment loss		(3,938,472)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		420,311,752
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		927,817,124
Net Assets		$4,618,888,172
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($315,894,425 ÷ 11,508,691 shares)		$27.45
Maximum offering price per share (100/94.25 of $27.45)		$29.12
Class M:
Net Asset Value and redemption price per share ($82,566,988 ÷ 3,105,495 shares)		$26.59
Maximum offering price per share (100/96.50 of $26.59)		$27.55
Class C:
Net Asset Value and offering price per share ($139,375,333 ÷ 5,674,635 shares)(a)		$24.56
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($3,269,547,883 ÷ 114,366,821 shares)		$28.59
Class I:
Net Asset Value, offering price and redemption price per share ($678,575,785 ÷ 23,674,264 shares)		$28.66
Class Z:
Net Asset Value, offering price and redemption price per share ($132,927,758÷ 4,630,205 shares)		$28.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$17,633,467
Income from Fidelity Central Funds (including $3,685,850 from security lending)		4,618,914
Total income		22,252,381
Expenses
Management fee
Basic fee	$27,512,839
Performance adjustment	4,686,065
Transfer agent fees	7,094,239
Distribution and service plan fees	2,301,170
Accounting and security lending fees	1,069,595
Custodian fees and expenses	61,901
Independent trustees' fees and expenses	16,573
Registration fees	237,982
Audit	65,516
Legal	14,089
Interest	5,356
Miscellaneous	25,535
Total expenses before reductions	43,090,860
Expense reductions	(418,966)
Total expenses after reductions		42,671,894
Net investment income (loss)		(20,419,513)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	566,033,143
Fidelity Central Funds	13,111
Other affiliated issuers	155,297
Foreign currency transactions	4,937
Total net realized gain (loss)		566,206,488
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	425,734,577
Fidelity Central Funds	(9,738)
Other affiliated issuers	7,238,465
Assets and liabilities in foreign currencies	(9)
Total change in net unrealized appreciation (depreciation)		432,963,295
Net gain (loss)		999,169,783
Net increase (decrease) in net assets resulting from operations		$978,750,270

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(20,419,513)	$(11,864,179)
Net realized gain (loss)	566,206,488	284,698,299
Change in net unrealized appreciation (depreciation)	432,963,295	228,635,188
Net increase (decrease) in net assets resulting from operations	978,750,270	501,469,308
Distributions to shareholders from net realized gain	(236,662,615)	(17,131,591)
Share transactions - net increase (decrease)	745,727,718	597,965,658
Redemption fees	224,642	418,601
Total increase (decrease) in net assets	1,488,040,015	1,082,721,976
Net Assets
Beginning of period	3,130,848,157	2,048,126,181
End of period	$4,618,888,172	$3,130,848,157
Other Information
Accumulated net investment loss end of period	$(3,938,472)	$(1,470,898)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.99	$19.17	$20.55	$17.99	$19.66
Income from Investment Operations
Net investment income (loss)A	(.18)	(.14)	(.10)	(.13)	(.12)
Net realized and unrealized gain (loss)	6.32	4.12	(.51)	4.23	1.69
Total from investment operations	6.14	3.98	(.61)	4.10	1.57
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.68)	(.16)	(.78)	(1.54)	(3.24)
Total distributions	(1.68)	(.16)	(.78)	(1.54)	(3.24)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$27.45	$22.99	$19.17	$20.55	$17.99
Total ReturnC,D	28.47%	20.90%	(2.85)%	24.46%	8.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.35%	1.37%	1.21%	1.22%
Expenses net of fee waivers, if any	1.31%	1.35%	1.37%	1.21%	1.22%
Expenses net of all reductions	1.30%	1.34%	1.36%	1.20%	1.22%
Net investment income (loss)	(.74)%	(.66)%	(.58)%	(.67)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$315,894	$218,905	$176,988	$123,370	$88,822
Portfolio turnover rateG	106%H	140%H	143%	156%	148%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.35	$18.69	$20.08	$17.66	$19.38
Income from Investment Operations
Net investment income (loss)A	(.24)	(.19)	(.15)	(.17)	(.16)
Net realized and unrealized gain (loss)	6.13	4.01	(.50)	4.13	1.66
Total from investment operations	5.89	3.82	(.65)	3.96	1.50
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.65)	(.16)	(.75)	(1.54)	(3.22)
Total distributions	(1.65)	(.16)	(.75)	(1.54)	(3.22)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$26.59	$22.35	$18.69	$20.08	$17.66
Total ReturnC,D	28.15%	20.57%	(3.14)%	24.10%	8.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.58%	1.62%	1.66%	1.49%	1.50%
Expenses net of fee waivers, if any	1.58%	1.62%	1.66%	1.48%	1.50%
Expenses net of all reductions	1.57%	1.61%	1.64%	1.47%	1.49%
Net investment income (loss)	(1.01)%	(.94)%	(.87)%	(.95)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,567	$64,034	$53,447	$52,667	$42,586
Portfolio turnover rateG	106%H	140%H	143%	156%	148%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.83	$17.52	$18.90	$16.78	$18.62
Income from Investment Operations
Net investment income (loss)A	(.34)	(.27)	(.22)	(.25)	(.25)
Net realized and unrealized gain (loss)	5.69	3.74	(.48)	3.91	1.59
Total from investment operations	5.35	3.47	(.70)	3.66	1.34
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.62)	(.16)	(.69)	(1.54)	(3.18)
Total distributions	(1.62)	(.16)	(.69)	(1.54)	(3.18)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$24.56	$20.83	$17.52	$18.90	$16.78
Total ReturnC,D	27.51%	19.95%	(3.64)%	23.53%	7.70%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.07%	2.11%	2.16%	2.00%	2.01%
Expenses net of fee waivers, if any	2.07%	2.11%	2.16%	2.00%	2.00%
Expenses net of all reductions	2.06%	2.10%	2.14%	1.99%	2.00%
Net investment income (loss)	(1.50)%	(1.43)%	(1.37)%	(1.46)%	(1.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$139,375	$102,669	$73,731	$55,671	$42,215
Portfolio turnover rateG	106%H	140%H	143%	156%	148%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.84	$19.82	$21.20	$18.45	$20.07
Income from Investment Operations
Net investment income (loss)A	(.12)	(.09)	(.06)	(.07)	(.06)
Net realized and unrealized gain (loss)	6.57	4.27	(.52)	4.36	1.71
Total from investment operations	6.45	4.18	(.58)	4.29	1.65
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Total distributions	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$28.59	$23.84	$19.82	$21.20	$18.45
Total ReturnC	28.81%	21.22%	(2.63)%	24.91%	8.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.08%	1.12%	.91%	.91%
Expenses net of fee waivers, if any	1.02%	1.08%	1.12%	.91%	.90%
Expenses net of all reductions	1.01%	1.07%	1.11%	.90%	.90%
Net investment income (loss)	(.45)%	(.40)%	(.33)%	(.37)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,269,548	$2,336,762	$1,580,264	$1,345,684	$1,069,105
Portfolio turnover rateF	106%G	140%G	143%	156%	148%G

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.90	$19.86	$21.24	$18.49	$20.10
Income from Investment Operations
Net investment income (loss)A	(.12)	(.08)	(.05)	(.07)	(.06)
Net realized and unrealized gain (loss)	6.58	4.28	(.53)	4.36	1.72
Total from investment operations	6.46	4.20	(.58)	4.29	1.66
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Total distributions	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$28.66	$23.90	$19.86	$21.24	$18.49
Total ReturnC	28.78%	21.28%	(2.62)%	24.85%	8.89%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.06%	1.09%	.93%	.92%
Expenses net of fee waivers, if any	1.03%	1.06%	1.09%	.93%	.92%
Expenses net of all reductions	1.02%	1.05%	1.07%	.91%	.92%
Net investment income (loss)	(.46)%	(.38)%	(.30)%	(.39)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$678,576	$390,032	$163,696	$97,897	$51,607
Portfolio turnover rateF	106%G	140%G	143%	156%	148%G

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$23.91	$21.39
Income from Investment Operations
Net investment income (loss)B	(.09)	(.05)
Net realized and unrealized gain (loss)	6.61	2.57
Total from investment operations	6.52	2.52
Distributions from net investment income	–	–
Distributions from net realized gain	(1.72)	–
Total distributions	(1.72)	–
Redemption fees added to paid in capitalB,C	–	–
Net asset value, end of period	$28.71	$23.91
Total ReturnD,E	29.02%	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.90%H
Expenses net of fee waivers, if any	.89%	.90%H
Expenses net of all reductions	.88%	.89%H
Net investment income (loss)	(.32)%	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$132,928	$18,447
Portfolio turnover rateI	106%J	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,032,044,061
Gross unrealized depreciation	(111,085,933)
Net unrealized appreciation (depreciation)	$920,958,128
Tax Cost	$3,866,740,864

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$178,562,080
Undistributed long-term capital gain	$248,608,767
Net unrealized appreciation (depreciation) on securities and other investments	$917,019,558

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$18,559,818	$ -
Long-term Capital Gains	218,102,797	17,131,591
Total	$236,662,615	$ 17,131,591

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,636,714,186 and $4,111,567,021, respectively.

Redemptions In-Kind. During the period, 3,806,167 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, with a value of $99,242,171. The net realized gain of $30,767,545 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$686,800	$73,556
Class M	.25%	.25%	372,350	4,398
Class C	.75%	.25%	1,242,020	297,505
			$2,301,170	$375,459

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$116,202
Class M	10,533
Class C(a)	12,259
$138,994

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$574,677.21
Class M	169,941.23
Class C	270,078.22
Small Cap Growth	4,981,645.17
Class I	1,063,279.19
Class Z	34,619.05
	$7,094,239

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $178,977 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,932,143	1.63%	$5,356

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 3,120,161 shares of the Fund held by an affiliated entity were redeemed in kind for investments and cash with a value of $74,384,639. The Fund had a net realized gain of $18,817,235 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,426.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,750 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,727,847. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $355,119 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $380,256 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $882.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37,828.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net realized gain
Class A	$16,634,776	$1,450,853
Class M	4,795,381	443,203
Class C	8,085,052	670,953
Small Cap Growth	173,515,943	13,079,834
Class I	31,458,120	1,486,748
Class Z	2,173,343	–
Total	$236,662,615	$17,131,591

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017(a)	Year ended July 31, 2018	Year ended July 31, 2017(a)
Class A
Shares sold	3,599,713	5,020,720	$88,330,995	$104,451,830
Reinvestment of distributions	737,094	72,980	16,518,361	1,418,726
Shares redeemed	(2,350,141)	(4,804,338)	(58,390,054)	(100,455,311)
Net increase (decrease)	1,986,666	289,362	$46,459,302	$5,415,245
Class M
Shares sold	577,387	722,906	$13,785,910	$14,585,563
Reinvestment of distributions	219,933	23,093	4,778,389	437,379
Shares redeemed	(556,511)	(740,353)	(13,344,376)	(14,879,815)
Net increase (decrease)	240,809	5,646	$5,219,923	$143,127
Class C
Shares sold	1,485,229	1,684,413	$32,475,020	$31,979,652
Reinvestment of distributions	394,045	36,440	7,927,935	645,354
Shares redeemed	(1,132,670)	(1,001,342)	(25,169,389)	(18,971,580)
Net increase (decrease)	746,604	719,511	$15,233,566	$13,653,426
Small Cap Growth
Shares sold	40,826,489	46,489,671	$1,050,416,894	$1,008,614,407
Reinvestment of distributions	7,124,344	624,373	166,042,374	12,562,394
Shares redeemed	(31,622,132)(b)	(28,815,440)(c)	(815,066,882)(b)	(638,181,914)(c)
Net increase (decrease)	16,328,701	18,298,604	$401,392,386	$382,994,887
Class I
Shares sold	14,717,864	11,204,169	$373,830,212	$245,745,969
Reinvestment of distributions	1,279,506	68,251	29,928,913	1,376,613
Shares redeemed	(8,645,418)	(3,191,470)	(225,106,522)	(69,277,095)
Net increase (decrease)	7,351,952	8,080,950	$178,652,603	$177,845,487
Class Z
Shares sold	4,877,377	782,917	$125,972,662	$18,185,267
Reinvestment of distributions	72,161	–	1,697,869	–
Shares redeemed	(1,090,733)	(11,517)	(28,900,593)	(271,781)
Net increase (decrease)	3,858,805	771,400	$98,769,938	$17,913,486

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to July 31, 2018.

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.29%
Actual		$1,000.00	$1,091.50	$6.69
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class M	1.56%
Actual		$1,000.00	$1,090.20	$8.08
Hypothetical-C		$1,000.00	$1,017.06	$7.80
Class C	2.05%
Actual		$1,000.00	$1,087.20	$10.61
Hypothetical-C		$1,000.00	$1,014.63	$10.24
Small Cap Growth	1.01%
Actual		$1,000.00	$1,092.90	$5.24
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class I	1.02%
Actual		$1,000.00	$1,092.60	$5.29
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class Z	.88%
Actual		$1,000.00	$1,093.70	$4.57
Hypothetical-C		$1,000.00	$1,020.43	$4.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/17/18	09/14/18	$2.578
Class M	09/17/18	09/14/18	$2.538
Class C	09/17/18	09/14/18	$2.474
Small Cap Growth	09/17/18	09/14/18	$2.621
Class I	09/17/18	09/14/18	$2.618
Class Z	09/17/18	09/14/18	$2.641

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $294,774,478, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 39%, Class M designates 51%, Class C designates 95%, Small Cap Growth designates 31%, Class I designates 31%, and Class Z designates 28%, of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 35%, Class M designates 45%, Class C designates 84%, Small Cap Growth designates 28%, Class I designates 28%, and Class Z designates 25%, of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Small Cap Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ASCP-ANN-0918
1.803714.113

Fidelity® Small Cap Growth Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Growth Fund	28.81%	15.64%	13.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$34,138	Fidelity® Small Cap Growth Fund
$28,845	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Patrick Venanzi:  For the year, the fund's share classes (excluding sales charges, if applicable) advanced about 29%, comfortably outpacing the 22.91% gain of the benchmark Russell 2000® Growth Index. Stock picking in information technology’s software & services segment was by far the biggest driver of the fund’s outperformance versus the benchmark. The top individual contributors were Stamps.com and 2U. Shares of internet-based shipping-services provider Stamps gained 76% on the back of consecutive quarters of stellar financial results. Meanwhile, shares of 2U – our largest holding, on average – returned about 69%, as the firm continued to grow its portfolio of online graduate programs and strengthened its competitive position. Picks in consumer discretionary and industrials also helped. Conversely, choices in the health care equipment & services industry hurt, including Medicaid-related managed-care firm Magellan Health, the fund’s largest detractor. Shares of Magellan plunged in late April on disappointing financial results. The company also lowered its full-year earnings guidance. A position in health care payment management firm Cotiviti also fared poorly due to slowing growth, and the position was sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  Following a three-month leave of absence, Pat Venanzi returned to Fidelity on August 30, 2018, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Jennifer Fo Cardillo and Slava Kruzement-Prykhodko served as interim managers of the fund. Jennifer and Slava came off the fund on August 31, 2018, leaving Patrick as sole manager. The fund closed to new accounts on February 2, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
CarGurus, Inc. Class A	2.5
Stamps.com, Inc.	1.8
2U, Inc.	1.6
Weight Watchers International, Inc.	1.5
Asgn, Inc.	1.4
Generac Holdings, Inc.	1.4
Insulet Corp.	1.3
Vail Resorts, Inc.	1.2
Cavco Industries, Inc.	1.2
Copart, Inc.	1.1
15.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Health Care	23.5
Information Technology	22.5
Industrials	18.6
Consumer Discretionary	15.6
Financials	5.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks/ETFs	97.4%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments – 7.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.7%
Gentex Corp.	1,412,000	$32,758,400
Diversified Consumer Services - 3.1%
Bright Horizons Family Solutions, Inc. (a)	300,838	32,186,658
Grand Canyon Education, Inc. (a)	344,876	40,188,400
Weight Watchers International, Inc. (a)	779,481	69,786,934
		142,161,992
Hotels, Restaurants & Leisure - 5.2%
Boyd Gaming Corp.	597,471	22,315,542
Cedar Fair LP (depositary unit)	498,204	28,467,377
Hilton Grand Vacations, Inc. (a)	752,176	26,017,768
Marriott Vacations Worldwide Corp.	130,230	15,511,695
Planet Fitness, Inc. (a)	971,500	46,165,680
Texas Roadhouse, Inc. Class A	368,464	23,154,278
U.S. Foods Holding Corp. (a)	692,843	23,425,022
Vail Resorts, Inc.	202,204	55,984,221
		241,041,583
Household Durables - 3.1%
Cavco Industries, Inc. (a)	253,948	53,951,253
LGI Homes, Inc. (a)(b)	408,903	21,136,196
SodaStream International Ltd. (a)	344,139	30,043,335
Taylor Morrison Home Corp. (a)	920,442	17,976,232
TopBuild Corp. (a)	281,501	20,909,894
		144,016,910
Internet & Direct Marketing Retail - 0.4%
Gaia, Inc. Class A (a)	1,067,310	19,425,042
Multiline Retail - 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	306,843	21,325,589
Specialty Retail - 1.7%
Five Below, Inc. (a)	478,200	46,461,912
The Children's Place Retail Stores, Inc.	242,587	29,813,942
		76,275,854
Textiles, Apparel & Luxury Goods - 0.9%
Cadence Bancorp	986,500	26,862,395
Columbia Sportswear Co.	183,013	15,918,471
		42,780,866

TOTAL CONSUMER DISCRETIONARY		719,786,236

CONSUMER STAPLES - 2.5%
Food & Staples Retailing - 0.7%
Performance Food Group Co. (a)	896,429	32,136,980
Food Products - 1.1%
Nomad Foods Ltd. (a)	1,218,451	23,150,569
Post Holdings, Inc. (a)	305,568	26,449,966
		49,600,535
Household Products - 0.7%
Central Garden & Pet Co. (a)	429,384	18,536,507
Central Garden & Pet Co. Class A (non-vtg.) (a)	417,960	16,768,555
		35,305,062

TOTAL CONSUMER STAPLES		117,042,577

ENERGY - 1.6%
Energy Equipment & Services - 0.3%
NCS Multistage Holdings, Inc. (a)	988,987	15,685,334
Oil, Gas & Consumable Fuels - 1.3%
Delek U.S. Holdings, Inc.	531,475	28,338,247
Extraction Oil & Gas, Inc. (a)	1,009,773	15,267,768
Whiting Petroleum Corp. (a)	287,100	14,254,515
		57,860,530

TOTAL ENERGY		73,545,864

FINANCIALS - 5.9%
Banks - 0.8%
First Citizen Bancshares, Inc.	88,016	35,806,669
Capital Markets - 3.8%
Apollo Global Management LLC Class A	1,084,602	38,503,371
Hamilton Lane, Inc. Class A	506,100	24,783,717
Lazard Ltd. Class A	368,996	20,036,483
LPL Financial	354,400	23,493,176
Morningstar, Inc.	167,200	22,070,400
MSCI, Inc.	184,881	30,725,373
Virtu Financial, Inc. Class A	868,800	17,506,320
		177,118,840
Consumer Finance - 0.6%
Green Dot Corp. Class A (a)	366,600	29,078,712
Insurance - 0.7%
Enstar Group Ltd. (a)	146,657	31,707,243

TOTAL FINANCIALS		273,711,464

HEALTH CARE - 23.5%
Biotechnology - 8.1%
Abeona Therapeutics, Inc. (a)	714,781	10,328,585
Acceleron Pharma, Inc. (a)	368,412	16,048,027
Acorda Therapeutics, Inc. (a)	345,137	8,611,168
Alder Biopharmaceuticals, Inc. (a)(b)	775,154	14,689,168
AnaptysBio, Inc. (a)	257,425	20,161,526
Arena Pharmaceuticals, Inc. (a)	277,086	10,692,749
Argenx SE ADR (a)	199,451	18,100,178
Ascendis Pharma A/S sponsored ADR (a)	391,274	26,583,156
Atara Biotherapeutics, Inc. (a)	319,514	11,997,751
Audentes Therapeutics, Inc. (a)	537,121	20,222,606
Blueprint Medicines Corp. (a)	333,215	19,839,621
Dyax Corp. rights 12/31/19 (a)(c)	380,400	1,361,832
FibroGen, Inc. (a)	537,358	33,907,290
Five Prime Therapeutics, Inc. (a)	229,619	3,421,323
Global Blood Therapeutics, Inc. (a)	434,757	18,172,843
Heron Therapeutics, Inc. (a)	360,357	13,495,370
Ligand Pharmaceuticals, Inc. Class B (a)	98,229	21,446,338
Loxo Oncology, Inc. (a)	177,630	29,769,012
Mirati Therapeutics, Inc. (a)(b)	491,855	30,199,897
Sarepta Therapeutics, Inc. (a)	246,920	28,701,981
Spark Therapeutics, Inc. (a)	184,100	14,124,152
TESARO, Inc. (a)	80,975	2,820,359
		374,694,932
Health Care Equipment & Supplies - 8.0%
Cantel Medical Corp.	202,432	18,767,471
CONMED Corp.	256,700	18,995,800
Globus Medical, Inc. (a)	827,900	42,620,292
Hill-Rom Holdings, Inc.	338,100	31,849,020
ICU Medical, Inc. (a)	102,738	29,465,258
Insulet Corp. (a)	708,124	58,887,592
Integer Holdings Corp. (a)	219,200	15,661,840
Integra LifeSciences Holdings Corp. (a)	689,723	42,990,435
iRhythm Technologies, Inc. (a)	446,476	33,731,262
Masimo Corp. (a)	455,000	45,236,100
Novocure Ltd. (a)	647,529	22,015,986
Quanterix Corp. (a)(b)	770,447	11,549,001
		371,770,057
Health Care Providers & Services - 3.5%
Chemed Corp.	102,500	32,393,075
G1 Therapeutics, Inc. (a)(b)	526,672	27,044,607
Magellan Health Services, Inc. (a)	526,469	38,300,620
Molina Healthcare, Inc. (a)	409,738	42,649,628
Tivity Health, Inc. (a)	607,998	20,489,533
		160,877,463
Health Care Technology - 0.8%
HTG Molecular Diagnostics (a)	815,910	2,382,457
Teladoc, Inc. (a)	592,900	35,485,065
		37,867,522
Life Sciences Tools & Services - 1.3%
ICON PLC (a)	327,865	45,625,693
Morphosys AG (a)	93,900	12,341,741
		57,967,434
Pharmaceuticals - 1.8%
Aclaris Therapeutics, Inc. (a)	565,525	9,693,099
Aerie Pharmaceuticals, Inc. (a)	313,018	21,144,366
Akcea Therapeutics, Inc. (b)	280,194	8,859,734
Nektar Therapeutics (a)	417,732	21,972,703
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	44,625
The Medicines Company (a)	343,026	13,628,423
Theravance Biopharma, Inc. (a)	292,739	7,011,099
		82,354,049

TOTAL HEALTH CARE		1,085,531,457

INDUSTRIALS - 18.6%
Aerospace & Defense - 2.7%
BWX Technologies, Inc.	598,127	39,332,832
HEICO Corp. Class A	667,966	43,250,799
Teledyne Technologies, Inc. (a)	196,104	43,029,140
		125,612,771
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	411,693	27,604,016
Airlines - 1.0%
SkyWest, Inc.	793,724	47,544,068
Commercial Services & Supplies - 1.5%
Copart, Inc. (a)	927,412	53,224,175
Viad Corp.	289,260	16,603,524
		69,827,699
Construction & Engineering - 1.9%
Dycom Industries, Inc. (a)	437,328	38,992,164
Jacobs Engineering Group, Inc.	748,114	50,594,950
		89,587,114
Electrical Equipment - 1.4%
Generac Holdings, Inc. (a)	1,199,192	64,456,570
Industrial Conglomerates - 1.0%
ITT, Inc.	826,808	46,855,209
Machinery - 3.2%
AGCO Corp.	339,998	21,426,674
Allison Transmission Holdings, Inc.	617,361	29,015,967
Gardner Denver Holdings, Inc. (a)	799,500	22,873,695
John Bean Technologies Corp.	136,859	15,136,605
Milacron Holdings Corp. (a)	1,129,647	23,553,140
Oshkosh Corp.	236,341	17,784,660
WABCO Holdings, Inc. (a)	145,015	18,225,485
		148,016,226
Professional Services - 4.3%
Asgn, Inc. (a)	724,371	65,410,701
Exponent, Inc.	834,149	40,789,886
FTI Consulting, Inc. (a)	625,897	49,420,827
Insperity, Inc.	441,207	41,958,786
		197,580,200
Trading Companies & Distributors - 1.0%
SiteOne Landscape Supply, Inc. (a)	265,285	23,652,811
Univar, Inc. (a)	724,560	19,918,154
		43,570,965

TOTAL INDUSTRIALS		860,654,838

INFORMATION TECHNOLOGY - 22.0%
Electronic Equipment & Components - 0.9%
Dolby Laboratories, Inc. Class A	312,997	20,172,657
Novanta, Inc. (a)	348,559	21,732,654
		41,905,311
Internet Software & Services - 11.2%
2U, Inc. (a)	970,130	73,400,036
ANGI Homeservices, Inc. Class A (a)(b)	1,553,077	24,398,840
BlackLine, Inc. (a)	380,696	16,255,719
CarGurus, Inc. Class A (b)	2,714,400	117,669,234
Five9, Inc. (a)	880,930	28,101,667
GoDaddy, Inc. (a)	609,429	44,866,163
Instructure, Inc. (a)	413,648	16,008,178
MINDBODY, Inc. (a)	791,228	29,552,366
New Relic, Inc. (a)	237,446	23,198,474
Okta, Inc. (a)	270,720	13,441,248
ShotSpotter, Inc. (a)(b)	425,493	18,155,786
Stamps.com, Inc. (a)	309,475	80,772,975
The Trade Desk, Inc. (a)	390,400	32,918,528
		518,739,214
IT Services - 2.4%
EPAM Systems, Inc. (a)	332,300	43,268,783
Genpact Ltd.	662,539	20,127,935
Interxion Holding N.V. (a)	266,223	17,272,548
Leidos Holdings, Inc.	430,181	29,432,984
		110,102,250
Semiconductors & Semiconductor Equipment - 1.1%
Entegris, Inc.	1,394,885	49,030,208
Software - 6.4%
8x8, Inc. (a)	994,920	19,848,654
Black Knight, Inc. (a)	436,980	22,570,017
Cardlytics, Inc. (a)(d)	1,699,744	31,989,182
Everbridge, Inc. (a)	793,564	35,694,509
HubSpot, Inc. (a)	268,507	33,321,719
Pluralsight, Inc. (b)	1,584,045	36,765,684
PROS Holdings, Inc. (a)	666,476	24,752,919
RealPage, Inc. (a)	541,900	29,858,690
Talend SA ADR (a)	387,952	22,947,361
Zendesk, Inc. (a)	484,714	26,402,372
Zscaler, Inc. (a)(b)	297,481	10,504,054
		294,655,161

TOTAL INFORMATION TECHNOLOGY		1,014,432,144

MATERIALS - 4.5%
Chemicals - 1.7%
Orion Engineered Carbons SA	1,107,433	36,323,802
The Chemours Co. LLC	898,672	41,168,164
		77,491,966
Construction Materials - 1.3%
Eagle Materials, Inc.	331,483	32,932,836
Summit Materials, Inc.	1,013,652	25,442,665
		58,375,501
Containers & Packaging - 1.1%
Aptargroup, Inc.	244,500	25,044,135
Avery Dennison Corp.	244,514	28,040,866
		53,085,001
Paper & Forest Products - 0.4%
Neenah, Inc.	185,987	16,329,659
Quintis Ltd. (a)(b)(c)	11,211,435	83
		16,329,742

TOTAL MATERIALS		205,282,210

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Rexford Industrial Realty, Inc.	553,591	16,962,028
Store Capital Corp.	595,549	16,347,820
Terreno Realty Corp.	496,046	18,309,058
		51,618,906
TOTAL COMMON STOCKS
(Cost $3,473,322,233)		4,401,605,696

Convertible Preferred Stocks - 0.5%
INFORMATION TECHNOLOGY - 0.5%
Software - 0.5%
Compass, Inc. Series E (c)(e)
(Cost $23,873,990)	353,803	23,873,990

Investment Companies - 2.1%
iShares Russell 2000 Growth Index ETF (b)
(Cost $94,361,861)	452,400	93,895,620

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 1.96% (f)	88,577,592	88,595,307
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	179,710,408	179,728,379
TOTAL MONEY MARKET FUNDS
(Cost $268,323,686)		268,323,686
TOTAL INVESTMENT IN SECURITIES - 103.7%
(Cost $3,859,881,770)		4,787,698,992
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(168,810,820)
NET ASSETS - 100%		$4,618,888,172

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,873,990 or 0.5% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$23,873,990

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$933,064
Fidelity Securities Lending Cash Central Fund	3,685,850
Total	$4,618,914

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Cardlytics, Inc.	$--	$25,242,697	$647,277	$--	$155,297	$7,238,465	$31,989,182
Total	$--	$25,242,697	$647,277	$--	$155,297	$7,238,465	$31,989,182

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$719,786,236	$719,786,236	$--	$--
Consumer Staples	117,042,577	117,042,577	--	--
Energy	73,545,864	73,545,864	--	--
Financials	273,711,464	273,711,464	--	--
Health Care	1,085,531,457	1,084,125,000	44,625	1,361,832
Industrials	860,654,838	860,654,838	--	--
Information Technology	1,038,306,134	1,014,432,144	--	23,873,990
Materials	205,282,210	205,282,127	--	83
Real Estate	51,618,906	51,618,906	--	--
Investment Companies	93,895,620	93,895,620	--	--
Money Market Funds	268,323,686	268,323,686	--	--
Total Investments in Securities:	$4,787,698,992	$4,762,418,462	$44,625	$25,235,905

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $178,777,758) — See accompanying schedule: Unaffiliated issuers (cost $3,566,807,367)	$4,487,386,124
Fidelity Central Funds (cost $268,323,686)	268,323,686
Other affiliated issuers (cost $24,750,717)	31,989,182
Total Investment in Securities (cost $3,859,881,770)		$4,787,698,992
Receivable for investments sold		25,948,269
Receivable for fund shares sold		4,531,582
Dividends receivable		181,449
Distributions receivable from Fidelity Central Funds		262,788
Prepaid expenses		11,955
Other receivables		143,672
Total assets		4,818,778,707
Liabilities
Payable for investments purchased	$8,230,284
Payable for fund shares redeemed	7,749,728
Accrued management fee	3,150,455
Distribution and service plan fees payable	220,321
Other affiliated payables	745,795
Other payables and accrued expenses	71,284
Collateral on securities loaned	179,722,668
Total liabilities		199,890,535
Net Assets		$4,618,888,172
Net Assets consist of:
Paid in capital		$3,274,697,768
Accumulated net investment loss		(3,938,472)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		420,311,752
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		927,817,124
Net Assets		$4,618,888,172
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($315,894,425 ÷ 11,508,691 shares)		$27.45
Maximum offering price per share (100/94.25 of $27.45)		$29.12
Class M:
Net Asset Value and redemption price per share ($82,566,988 ÷ 3,105,495 shares)		$26.59
Maximum offering price per share (100/96.50 of $26.59)		$27.55
Class C:
Net Asset Value and offering price per share ($139,375,333 ÷ 5,674,635 shares)(a)		$24.56
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($3,269,547,883 ÷ 114,366,821 shares)		$28.59
Class I:
Net Asset Value, offering price and redemption price per share ($678,575,785 ÷ 23,674,264 shares)		$28.66
Class Z:
Net Asset Value, offering price and redemption price per share ($132,927,758÷ 4,630,205 shares)		$28.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$17,633,467
Income from Fidelity Central Funds (including $3,685,850 from security lending)		4,618,914
Total income		22,252,381
Expenses
Management fee
Basic fee	$27,512,839
Performance adjustment	4,686,065
Transfer agent fees	7,094,239
Distribution and service plan fees	2,301,170
Accounting and security lending fees	1,069,595
Custodian fees and expenses	61,901
Independent trustees' fees and expenses	16,573
Registration fees	237,982
Audit	65,516
Legal	14,089
Interest	5,356
Miscellaneous	25,535
Total expenses before reductions	43,090,860
Expense reductions	(418,966)
Total expenses after reductions		42,671,894
Net investment income (loss)		(20,419,513)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	566,033,143
Fidelity Central Funds	13,111
Other affiliated issuers	155,297
Foreign currency transactions	4,937
Total net realized gain (loss)		566,206,488
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	425,734,577
Fidelity Central Funds	(9,738)
Other affiliated issuers	7,238,465
Assets and liabilities in foreign currencies	(9)
Total change in net unrealized appreciation (depreciation)		432,963,295
Net gain (loss)		999,169,783
Net increase (decrease) in net assets resulting from operations		$978,750,270

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(20,419,513)	$(11,864,179)
Net realized gain (loss)	566,206,488	284,698,299
Change in net unrealized appreciation (depreciation)	432,963,295	228,635,188
Net increase (decrease) in net assets resulting from operations	978,750,270	501,469,308
Distributions to shareholders from net realized gain	(236,662,615)	(17,131,591)
Share transactions - net increase (decrease)	745,727,718	597,965,658
Redemption fees	224,642	418,601
Total increase (decrease) in net assets	1,488,040,015	1,082,721,976
Net Assets
Beginning of period	3,130,848,157	2,048,126,181
End of period	$4,618,888,172	$3,130,848,157
Other Information
Accumulated net investment loss end of period	$(3,938,472)	$(1,470,898)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.99	$19.17	$20.55	$17.99	$19.66
Income from Investment Operations
Net investment income (loss)A	(.18)	(.14)	(.10)	(.13)	(.12)
Net realized and unrealized gain (loss)	6.32	4.12	(.51)	4.23	1.69
Total from investment operations	6.14	3.98	(.61)	4.10	1.57
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.68)	(.16)	(.78)	(1.54)	(3.24)
Total distributions	(1.68)	(.16)	(.78)	(1.54)	(3.24)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$27.45	$22.99	$19.17	$20.55	$17.99
Total ReturnC,D	28.47%	20.90%	(2.85)%	24.46%	8.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.35%	1.37%	1.21%	1.22%
Expenses net of fee waivers, if any	1.31%	1.35%	1.37%	1.21%	1.22%
Expenses net of all reductions	1.30%	1.34%	1.36%	1.20%	1.22%
Net investment income (loss)	(.74)%	(.66)%	(.58)%	(.67)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$315,894	$218,905	$176,988	$123,370	$88,822
Portfolio turnover rateG	106%H	140%H	143%	156%	148%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.35	$18.69	$20.08	$17.66	$19.38
Income from Investment Operations
Net investment income (loss)A	(.24)	(.19)	(.15)	(.17)	(.16)
Net realized and unrealized gain (loss)	6.13	4.01	(.50)	4.13	1.66
Total from investment operations	5.89	3.82	(.65)	3.96	1.50
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.65)	(.16)	(.75)	(1.54)	(3.22)
Total distributions	(1.65)	(.16)	(.75)	(1.54)	(3.22)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$26.59	$22.35	$18.69	$20.08	$17.66
Total ReturnC,D	28.15%	20.57%	(3.14)%	24.10%	8.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.58%	1.62%	1.66%	1.49%	1.50%
Expenses net of fee waivers, if any	1.58%	1.62%	1.66%	1.48%	1.50%
Expenses net of all reductions	1.57%	1.61%	1.64%	1.47%	1.49%
Net investment income (loss)	(1.01)%	(.94)%	(.87)%	(.95)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,567	$64,034	$53,447	$52,667	$42,586
Portfolio turnover rateG	106%H	140%H	143%	156%	148%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.83	$17.52	$18.90	$16.78	$18.62
Income from Investment Operations
Net investment income (loss)A	(.34)	(.27)	(.22)	(.25)	(.25)
Net realized and unrealized gain (loss)	5.69	3.74	(.48)	3.91	1.59
Total from investment operations	5.35	3.47	(.70)	3.66	1.34
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.62)	(.16)	(.69)	(1.54)	(3.18)
Total distributions	(1.62)	(.16)	(.69)	(1.54)	(3.18)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$24.56	$20.83	$17.52	$18.90	$16.78
Total ReturnC,D	27.51%	19.95%	(3.64)%	23.53%	7.70%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.07%	2.11%	2.16%	2.00%	2.01%
Expenses net of fee waivers, if any	2.07%	2.11%	2.16%	2.00%	2.00%
Expenses net of all reductions	2.06%	2.10%	2.14%	1.99%	2.00%
Net investment income (loss)	(1.50)%	(1.43)%	(1.37)%	(1.46)%	(1.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$139,375	$102,669	$73,731	$55,671	$42,215
Portfolio turnover rateG	106%H	140%H	143%	156%	148%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.84	$19.82	$21.20	$18.45	$20.07
Income from Investment Operations
Net investment income (loss)A	(.12)	(.09)	(.06)	(.07)	(.06)
Net realized and unrealized gain (loss)	6.57	4.27	(.52)	4.36	1.71
Total from investment operations	6.45	4.18	(.58)	4.29	1.65
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Total distributions	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$28.59	$23.84	$19.82	$21.20	$18.45
Total ReturnC	28.81%	21.22%	(2.63)%	24.91%	8.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.08%	1.12%	.91%	.91%
Expenses net of fee waivers, if any	1.02%	1.08%	1.12%	.91%	.90%
Expenses net of all reductions	1.01%	1.07%	1.11%	.90%	.90%
Net investment income (loss)	(.45)%	(.40)%	(.33)%	(.37)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,269,548	$2,336,762	$1,580,264	$1,345,684	$1,069,105
Portfolio turnover rateF	106%G	140%G	143%	156%	148%G

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.90	$19.86	$21.24	$18.49	$20.10
Income from Investment Operations
Net investment income (loss)A	(.12)	(.08)	(.05)	(.07)	(.06)
Net realized and unrealized gain (loss)	6.58	4.28	(.53)	4.36	1.72
Total from investment operations	6.46	4.20	(.58)	4.29	1.66
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Total distributions	(1.70)	(.16)	(.81)	(1.54)	(3.27)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$28.66	$23.90	$19.86	$21.24	$18.49
Total ReturnC	28.78%	21.28%	(2.62)%	24.85%	8.89%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.06%	1.09%	.93%	.92%
Expenses net of fee waivers, if any	1.03%	1.06%	1.09%	.93%	.92%
Expenses net of all reductions	1.02%	1.05%	1.07%	.91%	.92%
Net investment income (loss)	(.46)%	(.38)%	(.30)%	(.39)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$678,576	$390,032	$163,696	$97,897	$51,607
Portfolio turnover rateF	106%G	140%G	143%	156%	148%G

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$23.91	$21.39
Income from Investment Operations
Net investment income (loss)B	(.09)	(.05)
Net realized and unrealized gain (loss)	6.61	2.57
Total from investment operations	6.52	2.52
Distributions from net investment income	–	–
Distributions from net realized gain	(1.72)	–
Total distributions	(1.72)	–
Redemption fees added to paid in capitalB,C	–	–
Net asset value, end of period	$28.71	$23.91
Total ReturnD,E	29.02%	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.90%H
Expenses net of fee waivers, if any	.89%	.90%H
Expenses net of all reductions	.88%	.89%H
Net investment income (loss)	(.32)%	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$132,928	$18,447
Portfolio turnover rateI	106%J	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,032,044,061
Gross unrealized depreciation	(111,085,933)
Net unrealized appreciation (depreciation)	$920,958,128
Tax Cost	$3,866,740,864

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$178,562,080
Undistributed long-term capital gain	$248,608,767
Net unrealized appreciation (depreciation) on securities and other investments	$917,019,558

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$18,559,818	$ -
Long-term Capital Gains	218,102,797	17,131,591
Total	$236,662,615	$ 17,131,591

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,636,714,186 and $4,111,567,021, respectively.

Redemptions In-Kind. During the period, 3,806,167 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, with a value of $99,242,171. The net realized gain of $30,767,545 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$686,800	$73,556
Class M	.25%	.25%	372,350	4,398
Class C	.75%	.25%	1,242,020	297,505
			$2,301,170	$375,459

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$116,202
Class M	10,533
Class C(a)	12,259
$138,994

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$574,677.21
Class M	169,941.23
Class C	270,078.22
Small Cap Growth	4,981,645.17
Class I	1,063,279.19
Class Z	34,619.05
	$7,094,239

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $178,977 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,932,143	1.63%	$5,356

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 3,120,161 shares of the Fund held by an affiliated entity were redeemed in kind for investments and cash with a value of $74,384,639. The Fund had a net realized gain of $18,817,235 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,426.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,750 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $7,727,847. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $355,119 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $380,256 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $882.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37,828.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net realized gain
Class A	$16,634,776	$1,450,853
Class M	4,795,381	443,203
Class C	8,085,052	670,953
Small Cap Growth	173,515,943	13,079,834
Class I	31,458,120	1,486,748
Class Z	2,173,343	–
Total	$236,662,615	$17,131,591

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017(a)	Year ended July 31, 2018	Year ended July 31, 2017(a)
Class A
Shares sold	3,599,713	5,020,720	$88,330,995	$104,451,830
Reinvestment of distributions	737,094	72,980	16,518,361	1,418,726
Shares redeemed	(2,350,141)	(4,804,338)	(58,390,054)	(100,455,311)
Net increase (decrease)	1,986,666	289,362	$46,459,302	$5,415,245
Class M
Shares sold	577,387	722,906	$13,785,910	$14,585,563
Reinvestment of distributions	219,933	23,093	4,778,389	437,379
Shares redeemed	(556,511)	(740,353)	(13,344,376)	(14,879,815)
Net increase (decrease)	240,809	5,646	$5,219,923	$143,127
Class C
Shares sold	1,485,229	1,684,413	$32,475,020	$31,979,652
Reinvestment of distributions	394,045	36,440	7,927,935	645,354
Shares redeemed	(1,132,670)	(1,001,342)	(25,169,389)	(18,971,580)
Net increase (decrease)	746,604	719,511	$15,233,566	$13,653,426
Small Cap Growth
Shares sold	40,826,489	46,489,671	$1,050,416,894	$1,008,614,407
Reinvestment of distributions	7,124,344	624,373	166,042,374	12,562,394
Shares redeemed	(31,622,132)(b)	(28,815,440)(c)	(815,066,882)(b)	(638,181,914)(c)
Net increase (decrease)	16,328,701	18,298,604	$401,392,386	$382,994,887
Class I
Shares sold	14,717,864	11,204,169	$373,830,212	$245,745,969
Reinvestment of distributions	1,279,506	68,251	29,928,913	1,376,613
Shares redeemed	(8,645,418)	(3,191,470)	(225,106,522)	(69,277,095)
Net increase (decrease)	7,351,952	8,080,950	$178,652,603	$177,845,487
Class Z
Shares sold	4,877,377	782,917	$125,972,662	$18,185,267
Reinvestment of distributions	72,161	–	1,697,869	–
Shares redeemed	(1,090,733)	(11,517)	(28,900,593)	(271,781)
Net increase (decrease)	3,858,805	771,400	$98,769,938	$17,913,486

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to July 31, 2018.

 (b) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.29%
Actual		$1,000.00	$1,091.50	$6.69
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class M	1.56%
Actual		$1,000.00	$1,090.20	$8.08
Hypothetical-C		$1,000.00	$1,017.06	$7.80
Class C	2.05%
Actual		$1,000.00	$1,087.20	$10.61
Hypothetical-C		$1,000.00	$1,014.63	$10.24
Small Cap Growth	1.01%
Actual		$1,000.00	$1,092.90	$5.24
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class I	1.02%
Actual		$1,000.00	$1,092.60	$5.29
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class Z	.88%
Actual		$1,000.00	$1,093.70	$4.57
Hypothetical-C		$1,000.00	$1,020.43	$4.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/17/18	09/14/18	$2.578
Class M	09/17/18	09/14/18	$2.538
Class C	09/17/18	09/14/18	$2.474
Small Cap Growth	09/17/18	09/14/18	$2.621
Class I	09/17/18	09/14/18	$2.618
Class Z	09/17/18	09/14/18	$2.641

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $294,774,478, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 39%, Class M designates 51%, Class C designates 95%, Small Cap Growth designates 31%, Class I designates 31%, and Class Z designates 28%, of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 35%, Class M designates 45%, Class C designates 84%, Small Cap Growth designates 28%, Class I designates 28%, and Class Z designates 25%, of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Small Cap Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SCP-ANN-0918
1.803695.113

Fidelity Advisor® Small Cap Value Fund - Class A, Class M, Class C and Class I Annual Report July 31, 2018 Class A, Class M, Class C and Class I are classes of Fidelity® Small Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.29%	8.25%	11.18%
Class M (incl. 3.50% sales charge)	6.52%	8.49%	11.18%
Class C (incl. contingent deferred sales charge)	8.84%	8.70%	11.00%
Class I	10.93%	9.82%	12.15%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on July 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$28,860	Fidelity Advisor® Small Cap Value Fund - Class A
$24,836	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Clint Lawrence:  For the fiscal year, the fund's share classes gained roughly 10% to 11%, trailing the 14.37% result of the benchmark Russell 2000® Value Index. Relative to the index, the fund was most hampered by disappointing stock picking in several categories, especially financials, industrials, information technology and materials. Security selection in consumer discretionary and utilities added value, however, and in the lagging real estate sector, a combination of good stock picks and a beneficial underweighting contributed. On an individual basis, the biggest detractor was ProAssurance, a provider of medical malpractice insurance. Shares of the company fell after it forecasted rising insurance claims, consistent with industry trends. We sold the fund's stake in July. Another detractor was Tech Data, an IT distributor struggling amid pricing pressure. Cedar Fair, an operator of amusement parks, also detracted, as rising interest rates made this high-dividend stock less appealing. In contrast, a notable contributor was Cimpress, a Netherlands-based custom printing company that experienced expanding profit margins. We sold our stake due to the company's increased valuation. Another contributor was CalAtlantic Group, an out-of-benchmark homebuilder sold in February. Our biggest individual contributor was LivaNova, a medical-device manufacturer. During the period, LivaNova shares benefited from strength in the company's neuromodulation business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 30, 2017, Clint Lawrence assumed lead portfolio management responsibilities for the fund alongside Co-Manager Derek Janssen.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Store Capital Corp.	2.8
Moog, Inc. Class A	2.7
Regal Beloit Corp.	2.6
First Citizen Bancshares, Inc.	2.6
LINN Energy, Inc.	2.6
Beneficial Bancorp, Inc.	2.5
Enstar Group Ltd.	2.4
Rexford Industrial Realty, Inc.	2.4
IDACORP, Inc.	2.4
ShawCor Ltd. Class A	2.4
25.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	26.7
Consumer Discretionary	13.6
Industrials	12.9
Real Estate	11.3
Information Technology	8.7

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	98.0%
Bonds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments – 21.5%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 2.2%
Standard Motor Products, Inc. (a)	1,270,000	$61,899,800
Diversified Consumer Services - 0.7%
Grand Canyon Education, Inc. (b)	176,800	20,602,504
Hotels, Restaurants & Leisure - 3.0%
Bluegreen Vacations Corp. (c)	1,382,600	35,546,646
Cedar Fair LP (depositary unit)	847,116	48,404,208
		83,950,854
Household Durables - 1.1%
LGI Homes, Inc. (b)(c)	201,833	10,432,748
Taylor Morrison Home Corp. (b)	1,005,400	19,635,462
		30,068,210
Specialty Retail - 4.3%
Aaron's, Inc. Class A	1,211,200	52,457,072
Sally Beauty Holdings, Inc. (b)(c)	1,918,500	31,636,065
Signet Jewelers Ltd. (c)	605,000	34,932,700
		119,025,837
Textiles, Apparel & Luxury Goods - 2.3%
Cadence Bancorp	1,101,600	29,996,568
G-III Apparel Group Ltd. (b)	751,950	34,364,115
		64,360,683

TOTAL CONSUMER DISCRETIONARY		379,907,888

CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.0%
Bj's Wholesale Club Holdings, Inc.	1,170,000	29,004,300
Food Products - 2.3%
Nomad Foods Ltd. (b)	3,308,800	62,867,200
Tobacco - 0.6%
Universal Corp.	229,100	15,830,810

TOTAL CONSUMER STAPLES		107,702,310

ENERGY - 7.9%
Energy Equipment & Services - 3.9%
Oil States International, Inc. (b)	1,221,900	42,644,310
ShawCor Ltd. Class A	3,200,400	65,196,295
		107,840,605
Oil, Gas & Consumable Fuels - 4.0%
CVR Refining, LP	610,813	13,926,536
Denbury Resources, Inc. (b)	2,154,800	9,718,148
LINN Energy, Inc. (b)	1,729,100	71,930,560
Whiting Petroleum Corp. (b)	336,300	16,697,295
		112,272,539

TOTAL ENERGY		220,113,144

FINANCIALS - 26.7%
Banks - 14.5%
Associated Banc-Corp.	467,500	12,622,500
Banner Corp.	143,400	9,029,898
BOK Financial Corp.	250,600	24,390,898
Cullen/Frost Bankers, Inc.	417,400	46,118,526
CVB Financial Corp.	2,035,700	48,693,944
Equity Bancshares, Inc. (b)	589,700	23,882,850
First Citizen Bancshares, Inc.	178,324	72,545,770
Heartland Financial U.S.A., Inc.	624,650	36,698,188
Hilltop Holdings, Inc.	1,512,800	31,466,240
Popular, Inc.	1,165,100	57,823,913
Trico Bancshares	367,458	14,264,720
UMB Financial Corp.	381,000	27,390,090
		404,927,537
Capital Markets - 1.3%
Cowen Group, Inc. Class A (b)(c)	158,482	2,488,167
OM Asset Management Ltd.	2,417,901	34,455,089
		36,943,256
Diversified Financial Services - 0.5%
Donnelley Financial Solutions, Inc. (b)	650,799	13,536,619
Insurance - 7.3%
Argo Group International Holdings, Ltd.	929,975	58,169,936
Axis Capital Holdings Ltd.	387,400	21,911,344
Enstar Group Ltd. (b)	316,500	68,427,300
First American Financial Corp.	590,675	33,077,800
Primerica, Inc.	189,900	21,800,520
		203,386,900
Thrifts & Mortgage Finance - 3.1%
Beneficial Bancorp, Inc. (a)	4,345,800	70,619,250
Washington Federal, Inc.	470,200	15,775,210
		86,394,460

TOTAL FINANCIALS		745,188,772

HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 2.2%
LivaNova PLC (b)	568,651	62,625,535
Health Care Technology - 1.0%
Cegedim SA (b)	701,397	27,065,893
Pharmaceuticals - 1.9%
Prestige Brands Holdings, Inc. (b)	1,449,400	51,787,062

TOTAL HEALTH CARE		141,478,490

INDUSTRIALS - 12.5%
Aerospace & Defense - 2.7%
Moog, Inc. Class A	1,024,400	76,840,244
Airlines - 0.3%
Allegiant Travel Co.	74,600	9,220,560
Electrical Equipment - 3.3%
Melrose Industries PLC	6,512,499	18,455,090
Regal Beloit Corp.	859,168	73,845,490
		92,300,580
Machinery - 1.6%
Apergy Corp. (b)	506,500	20,766,500
Mueller Industries, Inc.	707,500	23,425,325
		44,191,825
Professional Services - 1.8%
CBIZ, Inc. (b)	2,335,800	51,387,600
Road & Rail - 1.8%
Genesee & Wyoming, Inc. Class A (b)	573,900	49,355,400
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	250,100	18,669,965
WESCO International, Inc. (b)	135,800	8,283,800
		26,953,765

TOTAL INDUSTRIALS		350,249,974

INFORMATION TECHNOLOGY - 8.7%
Electronic Equipment & Components - 3.0%
SYNNEX Corp.	251,984	24,308,896
Tech Data Corp. (b)	363,800	30,344,558
TTM Technologies, Inc. (b)	1,690,314	29,343,851
		83,997,305
Internet Software & Services - 2.0%
j2 Global, Inc.	655,800	55,638,072
IT Services - 3.7%
EVERTEC, Inc.	2,627,700	61,225,410
Hackett Group, Inc.	247,558	4,463,471
Presidio, Inc. (b)	721,178	10,067,645
Science Applications International Corp.	314,400	26,525,928
		102,282,454
Technology Hardware, Storage & Peripherals - 0.0%
Super Micro Computer, Inc. (b)	51,342	1,134,658

TOTAL INFORMATION TECHNOLOGY		243,052,489

MATERIALS - 3.6%
Chemicals - 0.8%
Orion Engineered Carbons SA	708,979	23,254,511
Containers & Packaging - 2.3%
Silgan Holdings, Inc.	2,338,500	64,332,135
Metals & Mining - 0.5%
Compass Minerals International, Inc. (c)	194,300	13,183,255

TOTAL MATERIALS		100,769,901

REAL ESTATE - 11.3%
Equity Real Estate Investment Trusts (REITs) - 11.3%
CareTrust (REIT), Inc.	3,396,400	57,433,124
Clipper Realty, Inc.	98,389	1,046,859
Corporate Office Properties Trust (SBI)	992,300	29,511,002
Equity Commonwealth (b)	1,834,700	59,150,728
Four Corners Property Trust, Inc.	934,100	23,259,090
Rexford Industrial Realty, Inc.	2,189,500	67,086,280
Store Capital Corp.	2,809,500	77,120,775
		314,607,858
UTILITIES - 4.7%
Electric Utilities - 4.2%
El Paso Electric Co.	812,200	50,600,060
IDACORP, Inc.	702,700	66,222,448
		116,822,508
Independent Power and Renewable Electricity Producers - 0.5%
NRG Yield, Inc. Class C	723,320	13,453,752

TOTAL UTILITIES		130,276,260

TOTAL COMMON STOCKS
(Cost $2,252,502,104)		2,733,347,086
	Principal Amount	Value

Nonconvertible Bonds - 0.4%
INDUSTRIALS - 0.4%
Machinery - 0.4%
Mueller Industries, Inc. 6% 3/1/27 (Cost $10,499,000)	10,499,000	10,262,773
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 1.96% (d)	46,335,882	46,345,149
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	38,497,133	38,500,983
TOTAL MONEY MARKET FUNDS
(Cost $84,846,244)		84,846,132
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $2,347,847,348)		2,828,455,991
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(40,112,347)
NET ASSETS - 100%		$2,788,343,644

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$682,995
Fidelity Securities Lending Cash Central Fund	458,479
Total	$1,141,474

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Beneficial Bancorp, Inc.	$--	$69,914,018	$--	$738,184	$--	$705,232	$70,619,250
Civitas Solutions, Inc.	44,625,000	--	40,943,841	--	(1,146,537)	(2,534,622)	--
Standard Motor Products, Inc.	35,910,864	26,966,297	--	723,057	--	(977,361)	61,899,800
Total	$80,535,864	$96,880,315	$40,943,841	$1,461,241	$(1,146,537)	$(2,806,751)	$132,519,050

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$379,907,888	$379,907,888	$--	$--
Consumer Staples	107,702,310	107,702,310	--	--
Energy	220,113,144	220,113,144	--	--
Financials	745,188,772	745,188,772	--	--
Health Care	141,478,490	141,478,490	--	--
Industrials	350,249,974	350,249,974	--	--
Information Technology	243,052,489	243,052,489	--	--
Materials	100,769,901	100,769,901	--	--
Real Estate	314,607,858	314,607,858	--	--
Utilities	130,276,260	130,276,260	--	--
Corporate Bonds	10,262,773	--	10,262,773	--
Money Market Funds	84,846,132	84,846,132	--	--
Total Investments in Securities:	$2,828,455,991	$2,818,193,218	$10,262,773	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.5%
Bermuda	6.6%
Puerto Rico	4.3%
United Kingdom	4.1%
Canada	2.4%
British Virgin Islands	2.3%
France	1.0%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $37,650,404) — See accompanying schedule: Unaffiliated issuers (cost $2,138,897,979)	$2,611,090,809
Fidelity Central Funds (cost $84,846,244)	84,846,132
Other affiliated issuers (cost $124,103,125)	132,519,050
Total Investment in Securities (cost $2,347,847,348)		$2,828,455,991
Receivable for investments sold		57,056,749
Receivable for fund shares sold		1,616,058
Dividends receivable		637,820
Interest receivable		262,475
Distributions receivable from Fidelity Central Funds		67,651
Prepaid expenses		7,405
Other receivables		76,802
Total assets		2,888,180,951
Liabilities
Payable to custodian bank	$1,494,617
Payable for investments purchased	53,046,906
Payable for fund shares redeemed	5,018,339
Accrued management fee	1,097,063
Distribution and service plan fees payable	100,561
Other affiliated payables	523,228
Other payables and accrued expenses	74,193
Collateral on securities loaned	38,482,400
Total liabilities		99,837,307
Net Assets		$2,788,343,644
Net Assets consist of:
Paid in capital		$1,834,379,796
Undistributed net investment income		4,125,965
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		469,229,240
Net unrealized appreciation (depreciation) on investments		480,608,643
Net Assets		$2,788,343,644
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($162,572,170 ÷ 7,997,534 shares)		$20.33
Maximum offering price per share (100/94.25 of $20.33)		$21.57
Class M:
Net Asset Value and redemption price per share ($69,379,710 ÷ 3,497,276 shares)		$19.84
Maximum offering price per share (100/96.50 of $19.84)		$20.56
Class C:
Net Asset Value and offering price per share ($44,395,738 ÷ 2,400,215 shares)(a)		$18.50
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,052,664,450 ÷ 99,092,320 shares)		$20.71
Class I:
Net Asset Value, offering price and redemption price per share ($459,331,576 ÷ 22,168,783 shares)		$20.72

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends (including $1,461,241 earned from other affiliated issuers)		$46,582,478
Special dividends		6,923,500
Interest		629,940
Income from Fidelity Central Funds		1,141,474
Total income		55,277,392
Expenses
Management fee
Basic fee	$22,998,390
Performance adjustment	(83,004)
Transfer agent fees	6,157,978
Distribution and service plan fees	1,284,677
Accounting and security lending fees	988,624
Custodian fees and expenses	52,735
Independent trustees' fees and expenses	14,438
Registration fees	104,929
Audit	62,558
Legal	8,838
Interest	13,248
Miscellaneous	25,214
Total expenses before reductions	31,628,625
Expense reductions	(207,165)
Total expenses after reductions		31,421,460
Net investment income (loss)		23,855,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	581,735,533
Fidelity Central Funds	7,948
Other affiliated issuers	(1,146,537)
Foreign currency transactions	(119,455)
Total net realized gain (loss)		580,477,489
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(253,169,688)
Fidelity Central Funds	(4,220)
Other affiliated issuers	(2,806,751)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(255,980,673)
Net gain (loss)		324,496,816
Net increase (decrease) in net assets resulting from operations		$348,352,748

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,855,932	$44,455,877
Net realized gain (loss)	580,477,489	78,723,874
Change in net unrealized appreciation (depreciation)	(255,980,673)	334,723,173
Net increase (decrease) in net assets resulting from operations	348,352,748	457,902,924
Distributions to shareholders from net investment income	(37,440,500)	(25,276,323)
Distributions to shareholders from net realized gain	(91,159,109)	(209,689,485)
Total distributions	(128,599,609)	(234,965,808)
Share transactions - net increase (decrease)	(851,457,506)	(12,022,135)
Redemption fees	89,036	469,836
Total increase (decrease) in net assets	(631,615,331)	211,384,817
Net Assets
Beginning of period	3,419,958,975	3,208,574,158
End of period	$2,788,343,644	$3,419,958,975
Other Information
Undistributed net investment income end of period	$4,125,965	$22,996,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.05	$17.92	$19.14	$19.29	$19.96
Income from Investment Operations
Net investment income (loss)A	.10B	.20C	.07	.10D	.03
Net realized and unrealized gain (loss)	1.87	2.23	.56	2.01	1.24
Total from investment operations	1.97	2.43	.63	2.11	1.27
Distributions from net investment income	(.17)	(.10)	(.11)	(.02)	(.01)
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(.69)	(1.30)	(1.85)E	(2.26)F	(1.94)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$20.33	$19.05	$17.92	$19.14	$19.29
Total ReturnH,I	10.65%	14.61%	4.07%	11.86%	6.83%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.18%	1.24%	1.41%	1.42%	1.36%
Expenses net of fee waivers, if any	1.17%	1.24%	1.41%	1.39%	1.35%
Expenses net of all reductions	1.17%	1.24%	1.41%	1.39%	1.34%
Net investment income (loss)	.49%B	1.10%C	.43%	.52%D	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$162,572	$184,306	$218,364	$235,844	$258,183
Portfolio turnover rateL	55%	26%	33%	34%	26%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 E Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 F Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.61	$17.54	$18.78	$18.98	$19.70
Income from Investment Operations
Net investment income (loss)A	.05B	.15C	.03	.05D	(.02)
Net realized and unrealized gain (loss)	1.82	2.18	.54	1.98	1.23
Total from investment operations	1.87	2.33	.57	2.03	1.21
Distributions from net investment income	(.13)	(.07)	(.06)	–	–
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.23)	(1.93)
Total distributions	(.64)E	(1.26)F	(1.81)	(2.23)	(1.93)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$19.84	$18.61	$17.54	$18.78	$18.98
Total ReturnH,I	10.39%	14.35%	3.76%	11.58%	6.58%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.42%	1.49%	1.66%	1.67%	1.61%
Expenses net of fee waivers, if any	1.42%	1.49%	1.66%	1.64%	1.59%
Expenses net of all reductions	1.41%	1.49%	1.65%	1.63%	1.59%
Net investment income (loss)	.25%B	.86%C	.19%	.27%D	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$69,380	$78,852	$82,337	$91,716	$100,975
Portfolio turnover rateL	55%	26%	33%	34%	26%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 E Total distributions of $.64 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.519 per share.

 F Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.39	$16.52	$17.82	$18.19	$19.06
Income from Investment Operations
Net investment income (loss)A	(.05)B	.06C	(.05)	(.04)D	(.12)
Net realized and unrealized gain (loss)	1.71	2.04	.50	1.90	1.18
Total from investment operations	1.66	2.10	.45	1.86	1.06
Distributions from net investment income	(.03)	(.04)	–	–	–
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.23)	(1.93)
Total distributions	(.55)	(1.23)E	(1.75)	(2.23)	(1.93)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$18.50	$17.39	$16.52	$17.82	$18.19
Total ReturnG,H	9.84%	13.79%	3.20%	11.05%	5.97%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.93%	2.00%	2.18%	2.19%	2.12%
Expenses net of fee waivers, if any	1.93%	2.00%	2.17%	2.16%	2.11%
Expenses net of all reductions	1.92%	2.00%	2.17%	2.15%	2.10%
Net investment income (loss)	(.26)%B	.35%C	(.33)%	(.25)%D	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$44,396	$52,227	$57,231	$64,928	$70,541
Portfolio turnover rateK	55%	26%	33%	34%	26%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.47) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 E Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.41	$18.22	$19.45	$19.57	$20.22
Income from Investment Operations
Net investment income (loss)A	.15B	.25C	.12	.15D	.08
Net realized and unrealized gain (loss)	1.89	2.28	.55	2.05	1.26
Total from investment operations	2.04	2.53	.67	2.20	1.34
Distributions from net investment income	(.22)	(.15)	(.15)	(.07)	(.06)
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(.74)	(1.34)E	(1.90)	(2.32)	(1.99)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$20.71	$19.41	$18.22	$19.45	$19.57
Total ReturnG	10.88%	14.99%	4.23%	12.18%	7.12%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.99%	1.18%	1.15%	1.08%
Expenses net of fee waivers, if any	.91%	.99%	1.18%	1.12%	1.06%
Expenses net of all reductions	.91%	.99%	1.17%	1.12%	1.06%
Net investment income (loss)	.76%B	1.36%C	.67%	.78%D	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,052,664	$2,637,843	$2,460,714	$2,036,157	$2,060,546
Portfolio turnover rateJ	55%	26%	33%	34%	26%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 E Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.41	$18.23	$19.45	$19.57	$20.23
Income from Investment Operations
Net investment income (loss)A	.15B	.25C	.12	.15D	.08
Net realized and unrealized gain (loss)	1.90	2.28	.56	2.05	1.25
Total from investment operations	2.05	2.53	.68	2.20	1.33
Distributions from net investment income	(.22)	(.15)	(.16)	(.07)	(.06)
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(.74)	(1.35)	(1.90)E	(2.32)	(1.99)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$20.72	$19.41	$18.23	$19.45	$19.57
Total ReturnG	10.93%	14.96%	4.31%	12.17%	7.08%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.98%	1.14%	1.15%	1.09%
Expenses net of fee waivers, if any	.91%	.97%	1.14%	1.12%	1.07%
Expenses net of all reductions	.90%	.97%	1.14%	1.12%	1.07%
Net investment income (loss)	.76%B	1.37%C	.70%	.79%D	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$459,332	$466,730	$389,928	$376,817	$342,500
Portfolio turnover rateJ	55%	26%	33%	34%	26%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 E Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Value and Class I shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$545,370,597
Gross unrealized depreciation	(62,320,291)
Net unrealized appreciation (depreciation)	$483,050,306
Tax Cost	$2,345,405,685

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,390,220
Undistributed long-term capital gain	$466,787,577
Net unrealized appreciation (depreciation) on securities and other investments	$479,786,051

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$39,181,764	$ 25,276,323
Long-term Capital Gains	89,417,845	209,689,485
Total	$128,599,609	$ 234,965,808

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,789,692,654 and $2,726,418,003, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$429,673	$1,174
Class M	.25%	.25%	374,032	872
Class C	.75%	.25%	480,972	–
			$1,284,677	$2,046

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,637
Class M	1,647
Class C(a)	620
$5,904

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$340,327.20
Class M	144,109.19
Class C	98,065.20
Small Cap Value	4,731,660.18
Class I	843,817.18
	$6,157,978

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $55,485 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,342,615	1.90%	$13,248

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,648 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $458,479. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $171,568 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $179.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $35,418.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Class A	$1,524,304	$1,211,951
Class M	515,970	315,712
Class C	97,347	123,016
Small Cap Value	30,080,300	20,285,848
Class I	5,222,579	3,339,796
Total	$37,440,500	$25,276,323
From net realized gain
Class A	$4,758,907	$14,206,153
Class M	2,138,544	5,563,443
Class C	1,473,571	4,084,634
Small Cap Value	70,617,875	160,012,743
Class I	12,170,212	25,822,512
Total	$91,159,109	$209,689,485

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Class A
Shares sold	787,560	1,506,738	$15,530,971	$27,403,663
Reinvestment of distributions	330,015	903,681	6,184,396	15,154,493
Shares redeemed	(2,794,205)	(4,924,614)	(54,717,368)	(89,702,542)
Net increase (decrease)	(1,676,630)	(2,514,195)	$(33,002,001)	$(47,144,386)
Class M
Shares sold	258,708	678,291	$4,991,221	$12,111,422
Reinvestment of distributions	144,050	354,357	2,638,888	5,809,028
Shares redeemed	(1,141,985)	(1,490,409)	(22,088,950)	(26,553,974)
Net increase (decrease)	(739,227)	(457,761)	$(14,458,841)	$(8,633,524)
Class C
Shares sold	65,629	191,618	$1,177,591	$3,203,223
Reinvestment of distributions	85,987	251,057	1,473,685	3,851,053
Shares redeemed	(754,141)	(903,381)	(13,467,588)	(15,005,685)
Net increase (decrease)	(602,525)	(460,706)	$(10,816,312)	$(7,951,409)
Small Cap Value
Shares sold	33,774,572	31,283,294	$673,371,571	$582,054,205
Reinvestment of distributions	4,774,555	10,073,160	90,647,491	172,025,201
Shares redeemed	(75,386,466)	(40,448,579)	(1,518,420,951)	(750,552,096)
Net increase (decrease)	(36,837,339)	907,875	$(754,401,889)	$3,527,310
Class I
Shares sold	4,588,604	6,859,852	$91,876,636	$128,013,262
Reinvestment of distributions	785,425	1,477,352	14,952,991	25,225,719
Shares redeemed	(7,249,457)	(5,680,327)	(145,608,090)	(105,059,107)
Net increase (decrease)	(1,875,428)	2,656,877	$(38,778,463)	$48,179,874

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.13%
Actual		$1,000.00	$1,003.00	$5.61
Hypothetical-C		$1,000.00	$1,019.19	$5.66
Class M	1.37%
Actual		$1,000.00	$1,002.00	$6.80
Hypothetical-C		$1,000.00	$1,018.00	$6.85
Class C	1.89%
Actual		$1,000.00	$999.50	$9.37
Hypothetical-C		$1,000.00	$1,015.42	$9.44
Small Cap Value	.87%
Actual		$1,000.00	$1,003.90	$4.32
Hypothetical-C		$1,000.00	$1,020.48	$4.36
Class I	.87%
Actual		$1,000.00	$1,004.40	$4.32
Hypothetical-C		$1,000.00	$1,020.48	$4.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Small Cap Value Fund
Class A	09/10/2018	09/07/2018	$0.036	$3.692
Class M	09/10/2018	09/07/2018	$0.007	$3.692
Class C	09/10/2018	09/07/2018	$0.000	$3.692
Small Cap Value	09/10/2018	09/07/2018	$0.064	$3.692
Class I	09/10/2018	09/07/2018	$0.067	$3.692

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $575,720,361, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Small Cap Value and Class I designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Small Cap Value and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Small Cap Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ASCV-ANN-0918
1.803734.113

Fidelity® Small Cap Value Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Value Fund	10.88%	9.81%	12.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$31,418	Fidelity® Small Cap Value Fund
$24,836	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Clint Lawrence:  For the fiscal year, the fund's share classes gained roughly 10% to 11%, trailing the 14.37% result of the benchmark Russell 2000® Value Index. Relative to the index, the fund was most hampered by disappointing stock picking in several categories, especially financials, industrials, information technology and materials. Security selection in consumer discretionary and utilities added value, however, and in the lagging real estate sector, a combination of good stock picks and a beneficial underweighting contributed. On an individual basis, the biggest detractor was ProAssurance, a provider of medical malpractice insurance. Shares of the company fell after it forecasted rising insurance claims, consistent with industry trends. We sold the fund's stake in July. Another detractor was Tech Data, an IT distributor struggling amid pricing pressure. Cedar Fair, an operator of amusement parks, also detracted, as rising interest rates made this high-dividend stock less appealing. In contrast, a notable contributor was Cimpress, a Netherlands-based custom printing company that experienced expanding profit margins. We sold our stake due to the company's increased valuation. Another contributor was CalAtlantic Group, an out-of-benchmark homebuilder sold in February. Our biggest individual contributor was LivaNova, a medical-device manufacturer. During the period, LivaNova shares benefited from strength in the company's neuromodulation business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 30, 2017, Clint Lawrence assumed lead portfolio management responsibilities for the fund alongside Co-Manager Derek Janssen.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Store Capital Corp.	2.8
Moog, Inc. Class A	2.7
Regal Beloit Corp.	2.6
First Citizen Bancshares, Inc.	2.6
LINN Energy, Inc.	2.6
Beneficial Bancorp, Inc.	2.5
Enstar Group Ltd.	2.4
Rexford Industrial Realty, Inc.	2.4
IDACORP, Inc.	2.4
ShawCor Ltd. Class A	2.4
25.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	26.7
Consumer Discretionary	13.6
Industrials	12.9
Real Estate	11.3
Information Technology	8.7

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	98.0%
Bonds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments – 21.5%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 2.2%
Standard Motor Products, Inc. (a)	1,270,000	$61,899,800
Diversified Consumer Services - 0.7%
Grand Canyon Education, Inc. (b)	176,800	20,602,504
Hotels, Restaurants & Leisure - 3.0%
Bluegreen Vacations Corp. (c)	1,382,600	35,546,646
Cedar Fair LP (depositary unit)	847,116	48,404,208
		83,950,854
Household Durables - 1.1%
LGI Homes, Inc. (b)(c)	201,833	10,432,748
Taylor Morrison Home Corp. (b)	1,005,400	19,635,462
		30,068,210
Specialty Retail - 4.3%
Aaron's, Inc. Class A	1,211,200	52,457,072
Sally Beauty Holdings, Inc. (b)(c)	1,918,500	31,636,065
Signet Jewelers Ltd. (c)	605,000	34,932,700
		119,025,837
Textiles, Apparel & Luxury Goods - 2.3%
Cadence Bancorp	1,101,600	29,996,568
G-III Apparel Group Ltd. (b)	751,950	34,364,115
		64,360,683

TOTAL CONSUMER DISCRETIONARY		379,907,888

CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.0%
Bj's Wholesale Club Holdings, Inc.	1,170,000	29,004,300
Food Products - 2.3%
Nomad Foods Ltd. (b)	3,308,800	62,867,200
Tobacco - 0.6%
Universal Corp.	229,100	15,830,810

TOTAL CONSUMER STAPLES		107,702,310

ENERGY - 7.9%
Energy Equipment & Services - 3.9%
Oil States International, Inc. (b)	1,221,900	42,644,310
ShawCor Ltd. Class A	3,200,400	65,196,295
		107,840,605
Oil, Gas & Consumable Fuels - 4.0%
CVR Refining, LP	610,813	13,926,536
Denbury Resources, Inc. (b)	2,154,800	9,718,148
LINN Energy, Inc. (b)	1,729,100	71,930,560
Whiting Petroleum Corp. (b)	336,300	16,697,295
		112,272,539

TOTAL ENERGY		220,113,144

FINANCIALS - 26.7%
Banks - 14.5%
Associated Banc-Corp.	467,500	12,622,500
Banner Corp.	143,400	9,029,898
BOK Financial Corp.	250,600	24,390,898
Cullen/Frost Bankers, Inc.	417,400	46,118,526
CVB Financial Corp.	2,035,700	48,693,944
Equity Bancshares, Inc. (b)	589,700	23,882,850
First Citizen Bancshares, Inc.	178,324	72,545,770
Heartland Financial U.S.A., Inc.	624,650	36,698,188
Hilltop Holdings, Inc.	1,512,800	31,466,240
Popular, Inc.	1,165,100	57,823,913
Trico Bancshares	367,458	14,264,720
UMB Financial Corp.	381,000	27,390,090
		404,927,537
Capital Markets - 1.3%
Cowen Group, Inc. Class A (b)(c)	158,482	2,488,167
OM Asset Management Ltd.	2,417,901	34,455,089
		36,943,256
Diversified Financial Services - 0.5%
Donnelley Financial Solutions, Inc. (b)	650,799	13,536,619
Insurance - 7.3%
Argo Group International Holdings, Ltd.	929,975	58,169,936
Axis Capital Holdings Ltd.	387,400	21,911,344
Enstar Group Ltd. (b)	316,500	68,427,300
First American Financial Corp.	590,675	33,077,800
Primerica, Inc.	189,900	21,800,520
		203,386,900
Thrifts & Mortgage Finance - 3.1%
Beneficial Bancorp, Inc. (a)	4,345,800	70,619,250
Washington Federal, Inc.	470,200	15,775,210
		86,394,460

TOTAL FINANCIALS		745,188,772

HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 2.2%
LivaNova PLC (b)	568,651	62,625,535
Health Care Technology - 1.0%
Cegedim SA (b)	701,397	27,065,893
Pharmaceuticals - 1.9%
Prestige Brands Holdings, Inc. (b)	1,449,400	51,787,062

TOTAL HEALTH CARE		141,478,490

INDUSTRIALS - 12.5%
Aerospace & Defense - 2.7%
Moog, Inc. Class A	1,024,400	76,840,244
Airlines - 0.3%
Allegiant Travel Co.	74,600	9,220,560
Electrical Equipment - 3.3%
Melrose Industries PLC	6,512,499	18,455,090
Regal Beloit Corp.	859,168	73,845,490
		92,300,580
Machinery - 1.6%
Apergy Corp. (b)	506,500	20,766,500
Mueller Industries, Inc.	707,500	23,425,325
		44,191,825
Professional Services - 1.8%
CBIZ, Inc. (b)	2,335,800	51,387,600
Road & Rail - 1.8%
Genesee & Wyoming, Inc. Class A (b)	573,900	49,355,400
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	250,100	18,669,965
WESCO International, Inc. (b)	135,800	8,283,800
		26,953,765

TOTAL INDUSTRIALS		350,249,974

INFORMATION TECHNOLOGY - 8.7%
Electronic Equipment & Components - 3.0%
SYNNEX Corp.	251,984	24,308,896
Tech Data Corp. (b)	363,800	30,344,558
TTM Technologies, Inc. (b)	1,690,314	29,343,851
		83,997,305
Internet Software & Services - 2.0%
j2 Global, Inc.	655,800	55,638,072
IT Services - 3.7%
EVERTEC, Inc.	2,627,700	61,225,410
Hackett Group, Inc.	247,558	4,463,471
Presidio, Inc. (b)	721,178	10,067,645
Science Applications International Corp.	314,400	26,525,928
		102,282,454
Technology Hardware, Storage & Peripherals - 0.0%
Super Micro Computer, Inc. (b)	51,342	1,134,658

TOTAL INFORMATION TECHNOLOGY		243,052,489

MATERIALS - 3.6%
Chemicals - 0.8%
Orion Engineered Carbons SA	708,979	23,254,511
Containers & Packaging - 2.3%
Silgan Holdings, Inc.	2,338,500	64,332,135
Metals & Mining - 0.5%
Compass Minerals International, Inc. (c)	194,300	13,183,255

TOTAL MATERIALS		100,769,901

REAL ESTATE - 11.3%
Equity Real Estate Investment Trusts (REITs) - 11.3%
CareTrust (REIT), Inc.	3,396,400	57,433,124
Clipper Realty, Inc.	98,389	1,046,859
Corporate Office Properties Trust (SBI)	992,300	29,511,002
Equity Commonwealth (b)	1,834,700	59,150,728
Four Corners Property Trust, Inc.	934,100	23,259,090
Rexford Industrial Realty, Inc.	2,189,500	67,086,280
Store Capital Corp.	2,809,500	77,120,775
		314,607,858
UTILITIES - 4.7%
Electric Utilities - 4.2%
El Paso Electric Co.	812,200	50,600,060
IDACORP, Inc.	702,700	66,222,448
		116,822,508
Independent Power and Renewable Electricity Producers - 0.5%
NRG Yield, Inc. Class C	723,320	13,453,752

TOTAL UTILITIES		130,276,260

TOTAL COMMON STOCKS
(Cost $2,252,502,104)		2,733,347,086
	Principal Amount	Value

Nonconvertible Bonds - 0.4%
INDUSTRIALS - 0.4%
Machinery - 0.4%
Mueller Industries, Inc. 6% 3/1/27 (Cost $10,499,000)	10,499,000	10,262,773
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 1.96% (d)	46,335,882	46,345,149
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	38,497,133	38,500,983
TOTAL MONEY MARKET FUNDS
(Cost $84,846,244)		84,846,132
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $2,347,847,348)		2,828,455,991
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(40,112,347)
NET ASSETS - 100%		$2,788,343,644

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$682,995
Fidelity Securities Lending Cash Central Fund	458,479
Total	$1,141,474

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Beneficial Bancorp, Inc.	$--	$69,914,018	$--	$738,184	$--	$705,232	$70,619,250
Civitas Solutions, Inc.	44,625,000	--	40,943,841	--	(1,146,537)	(2,534,622)	--
Standard Motor Products, Inc.	35,910,864	26,966,297	--	723,057	--	(977,361)	61,899,800
Total	$80,535,864	$96,880,315	$40,943,841	$1,461,241	$(1,146,537)	$(2,806,751)	$132,519,050

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$379,907,888	$379,907,888	$--	$--
Consumer Staples	107,702,310	107,702,310	--	--
Energy	220,113,144	220,113,144	--	--
Financials	745,188,772	745,188,772	--	--
Health Care	141,478,490	141,478,490	--	--
Industrials	350,249,974	350,249,974	--	--
Information Technology	243,052,489	243,052,489	--	--
Materials	100,769,901	100,769,901	--	--
Real Estate	314,607,858	314,607,858	--	--
Utilities	130,276,260	130,276,260	--	--
Corporate Bonds	10,262,773	--	10,262,773	--
Money Market Funds	84,846,132	84,846,132	--	--
Total Investments in Securities:	$2,828,455,991	$2,818,193,218	$10,262,773	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.5%
Bermuda	6.6%
Puerto Rico	4.3%
United Kingdom	4.1%
Canada	2.4%
British Virgin Islands	2.3%
France	1.0%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $37,650,404) — See accompanying schedule: Unaffiliated issuers (cost $2,138,897,979)	$2,611,090,809
Fidelity Central Funds (cost $84,846,244)	84,846,132
Other affiliated issuers (cost $124,103,125)	132,519,050
Total Investment in Securities (cost $2,347,847,348)		$2,828,455,991
Receivable for investments sold		57,056,749
Receivable for fund shares sold		1,616,058
Dividends receivable		637,820
Interest receivable		262,475
Distributions receivable from Fidelity Central Funds		67,651
Prepaid expenses		7,405
Other receivables		76,802
Total assets		2,888,180,951
Liabilities
Payable to custodian bank	$1,494,617
Payable for investments purchased	53,046,906
Payable for fund shares redeemed	5,018,339
Accrued management fee	1,097,063
Distribution and service plan fees payable	100,561
Other affiliated payables	523,228
Other payables and accrued expenses	74,193
Collateral on securities loaned	38,482,400
Total liabilities		99,837,307
Net Assets		$2,788,343,644
Net Assets consist of:
Paid in capital		$1,834,379,796
Undistributed net investment income		4,125,965
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		469,229,240
Net unrealized appreciation (depreciation) on investments		480,608,643
Net Assets		$2,788,343,644
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($162,572,170 ÷ 7,997,534 shares)		$20.33
Maximum offering price per share (100/94.25 of $20.33)		$21.57
Class M:
Net Asset Value and redemption price per share ($69,379,710 ÷ 3,497,276 shares)		$19.84
Maximum offering price per share (100/96.50 of $19.84)		$20.56
Class C:
Net Asset Value and offering price per share ($44,395,738 ÷ 2,400,215 shares)(a)		$18.50
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,052,664,450 ÷ 99,092,320 shares)		$20.71
Class I:
Net Asset Value, offering price and redemption price per share ($459,331,576 ÷ 22,168,783 shares)		$20.72

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends (including $1,461,241 earned from other affiliated issuers)		$46,582,478
Special dividends		6,923,500
Interest		629,940
Income from Fidelity Central Funds		1,141,474
Total income		55,277,392
Expenses
Management fee
Basic fee	$22,998,390
Performance adjustment	(83,004)
Transfer agent fees	6,157,978
Distribution and service plan fees	1,284,677
Accounting and security lending fees	988,624
Custodian fees and expenses	52,735
Independent trustees' fees and expenses	14,438
Registration fees	104,929
Audit	62,558
Legal	8,838
Interest	13,248
Miscellaneous	25,214
Total expenses before reductions	31,628,625
Expense reductions	(207,165)
Total expenses after reductions		31,421,460
Net investment income (loss)		23,855,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	581,735,533
Fidelity Central Funds	7,948
Other affiliated issuers	(1,146,537)
Foreign currency transactions	(119,455)
Total net realized gain (loss)		580,477,489
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(253,169,688)
Fidelity Central Funds	(4,220)
Other affiliated issuers	(2,806,751)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(255,980,673)
Net gain (loss)		324,496,816
Net increase (decrease) in net assets resulting from operations		$348,352,748

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,855,932	$44,455,877
Net realized gain (loss)	580,477,489	78,723,874
Change in net unrealized appreciation (depreciation)	(255,980,673)	334,723,173
Net increase (decrease) in net assets resulting from operations	348,352,748	457,902,924
Distributions to shareholders from net investment income	(37,440,500)	(25,276,323)
Distributions to shareholders from net realized gain	(91,159,109)	(209,689,485)
Total distributions	(128,599,609)	(234,965,808)
Share transactions - net increase (decrease)	(851,457,506)	(12,022,135)
Redemption fees	89,036	469,836
Total increase (decrease) in net assets	(631,615,331)	211,384,817
Net Assets
Beginning of period	3,419,958,975	3,208,574,158
End of period	$2,788,343,644	$3,419,958,975
Other Information
Undistributed net investment income end of period	$4,125,965	$22,996,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.05	$17.92	$19.14	$19.29	$19.96
Income from Investment Operations
Net investment income (loss)A	.10B	.20C	.07	.10D	.03
Net realized and unrealized gain (loss)	1.87	2.23	.56	2.01	1.24
Total from investment operations	1.97	2.43	.63	2.11	1.27
Distributions from net investment income	(.17)	(.10)	(.11)	(.02)	(.01)
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(.69)	(1.30)	(1.85)E	(2.26)F	(1.94)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$20.33	$19.05	$17.92	$19.14	$19.29
Total ReturnH,I	10.65%	14.61%	4.07%	11.86%	6.83%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.18%	1.24%	1.41%	1.42%	1.36%
Expenses net of fee waivers, if any	1.17%	1.24%	1.41%	1.39%	1.35%
Expenses net of all reductions	1.17%	1.24%	1.41%	1.39%	1.34%
Net investment income (loss)	.49%B	1.10%C	.43%	.52%D	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$162,572	$184,306	$218,364	$235,844	$258,183
Portfolio turnover rateL	55%	26%	33%	34%	26%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 E Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 F Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.61	$17.54	$18.78	$18.98	$19.70
Income from Investment Operations
Net investment income (loss)A	.05B	.15C	.03	.05D	(.02)
Net realized and unrealized gain (loss)	1.82	2.18	.54	1.98	1.23
Total from investment operations	1.87	2.33	.57	2.03	1.21
Distributions from net investment income	(.13)	(.07)	(.06)	–	–
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.23)	(1.93)
Total distributions	(.64)E	(1.26)F	(1.81)	(2.23)	(1.93)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$19.84	$18.61	$17.54	$18.78	$18.98
Total ReturnH,I	10.39%	14.35%	3.76%	11.58%	6.58%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.42%	1.49%	1.66%	1.67%	1.61%
Expenses net of fee waivers, if any	1.42%	1.49%	1.66%	1.64%	1.59%
Expenses net of all reductions	1.41%	1.49%	1.65%	1.63%	1.59%
Net investment income (loss)	.25%B	.86%C	.19%	.27%D	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$69,380	$78,852	$82,337	$91,716	$100,975
Portfolio turnover rateL	55%	26%	33%	34%	26%M

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 E Total distributions of $.64 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.519 per share.

 F Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.39	$16.52	$17.82	$18.19	$19.06
Income from Investment Operations
Net investment income (loss)A	(.05)B	.06C	(.05)	(.04)D	(.12)
Net realized and unrealized gain (loss)	1.71	2.04	.50	1.90	1.18
Total from investment operations	1.66	2.10	.45	1.86	1.06
Distributions from net investment income	(.03)	(.04)	–	–	–
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.23)	(1.93)
Total distributions	(.55)	(1.23)E	(1.75)	(2.23)	(1.93)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$18.50	$17.39	$16.52	$17.82	$18.19
Total ReturnG,H	9.84%	13.79%	3.20%	11.05%	5.97%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.93%	2.00%	2.18%	2.19%	2.12%
Expenses net of fee waivers, if any	1.93%	2.00%	2.17%	2.16%	2.11%
Expenses net of all reductions	1.92%	2.00%	2.17%	2.15%	2.10%
Net investment income (loss)	(.26)%B	.35%C	(.33)%	(.25)%D	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$44,396	$52,227	$57,231	$64,928	$70,541
Portfolio turnover rateK	55%	26%	33%	34%	26%L

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.47) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 E Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.41	$18.22	$19.45	$19.57	$20.22
Income from Investment Operations
Net investment income (loss)A	.15B	.25C	.12	.15D	.08
Net realized and unrealized gain (loss)	1.89	2.28	.55	2.05	1.26
Total from investment operations	2.04	2.53	.67	2.20	1.34
Distributions from net investment income	(.22)	(.15)	(.15)	(.07)	(.06)
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(.74)	(1.34)E	(1.90)	(2.32)	(1.99)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$20.71	$19.41	$18.22	$19.45	$19.57
Total ReturnG	10.88%	14.99%	4.23%	12.18%	7.12%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.99%	1.18%	1.15%	1.08%
Expenses net of fee waivers, if any	.91%	.99%	1.18%	1.12%	1.06%
Expenses net of all reductions	.91%	.99%	1.17%	1.12%	1.06%
Net investment income (loss)	.76%B	1.36%C	.67%	.78%D	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,052,664	$2,637,843	$2,460,714	$2,036,157	$2,060,546
Portfolio turnover rateJ	55%	26%	33%	34%	26%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 E Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.41	$18.23	$19.45	$19.57	$20.23
Income from Investment Operations
Net investment income (loss)A	.15B	.25C	.12	.15D	.08
Net realized and unrealized gain (loss)	1.90	2.28	.56	2.05	1.25
Total from investment operations	2.05	2.53	.68	2.20	1.33
Distributions from net investment income	(.22)	(.15)	(.16)	(.07)	(.06)
Distributions from net realized gain	(.52)	(1.20)	(1.75)	(2.25)	(1.93)
Total distributions	(.74)	(1.35)	(1.90)E	(2.32)	(1.99)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$20.72	$19.41	$18.23	$19.45	$19.57
Total ReturnG	10.93%	14.96%	4.31%	12.17%	7.08%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.98%	1.14%	1.15%	1.09%
Expenses net of fee waivers, if any	.91%	.97%	1.14%	1.12%	1.07%
Expenses net of all reductions	.90%	.97%	1.14%	1.12%	1.07%
Net investment income (loss)	.76%B	1.37%C	.70%	.79%D	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$459,332	$466,730	$389,928	$376,817	$342,500
Portfolio turnover rateJ	55%	26%	33%	34%	26%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 E Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Value and Class I shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$545,370,597
Gross unrealized depreciation	(62,320,291)
Net unrealized appreciation (depreciation)	$483,050,306
Tax Cost	$2,345,405,685

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,390,220
Undistributed long-term capital gain	$466,787,577
Net unrealized appreciation (depreciation) on securities and other investments	$479,786,051

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$39,181,764	$ 25,276,323
Long-term Capital Gains	89,417,845	209,689,485
Total	$128,599,609	$ 234,965,808

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,789,692,654 and $2,726,418,003, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$429,673	$1,174
Class M	.25%	.25%	374,032	872
Class C	.75%	.25%	480,972	–
			$1,284,677	$2,046

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,637
Class M	1,647
Class C(a)	620
$5,904

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$340,327.20
Class M	144,109.19
Class C	98,065.20
Small Cap Value	4,731,660.18
Class I	843,817.18
	$6,157,978

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $55,485 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,342,615	1.90%	$13,248

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,648 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $458,479. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $171,568 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $179.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $35,418.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Class A	$1,524,304	$1,211,951
Class M	515,970	315,712
Class C	97,347	123,016
Small Cap Value	30,080,300	20,285,848
Class I	5,222,579	3,339,796
Total	$37,440,500	$25,276,323
From net realized gain
Class A	$4,758,907	$14,206,153
Class M	2,138,544	5,563,443
Class C	1,473,571	4,084,634
Small Cap Value	70,617,875	160,012,743
Class I	12,170,212	25,822,512
Total	$91,159,109	$209,689,485

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Class A
Shares sold	787,560	1,506,738	$15,530,971	$27,403,663
Reinvestment of distributions	330,015	903,681	6,184,396	15,154,493
Shares redeemed	(2,794,205)	(4,924,614)	(54,717,368)	(89,702,542)
Net increase (decrease)	(1,676,630)	(2,514,195)	$(33,002,001)	$(47,144,386)
Class M
Shares sold	258,708	678,291	$4,991,221	$12,111,422
Reinvestment of distributions	144,050	354,357	2,638,888	5,809,028
Shares redeemed	(1,141,985)	(1,490,409)	(22,088,950)	(26,553,974)
Net increase (decrease)	(739,227)	(457,761)	$(14,458,841)	$(8,633,524)
Class C
Shares sold	65,629	191,618	$1,177,591	$3,203,223
Reinvestment of distributions	85,987	251,057	1,473,685	3,851,053
Shares redeemed	(754,141)	(903,381)	(13,467,588)	(15,005,685)
Net increase (decrease)	(602,525)	(460,706)	$(10,816,312)	$(7,951,409)
Small Cap Value
Shares sold	33,774,572	31,283,294	$673,371,571	$582,054,205
Reinvestment of distributions	4,774,555	10,073,160	90,647,491	172,025,201
Shares redeemed	(75,386,466)	(40,448,579)	(1,518,420,951)	(750,552,096)
Net increase (decrease)	(36,837,339)	907,875	$(754,401,889)	$3,527,310
Class I
Shares sold	4,588,604	6,859,852	$91,876,636	$128,013,262
Reinvestment of distributions	785,425	1,477,352	14,952,991	25,225,719
Shares redeemed	(7,249,457)	(5,680,327)	(145,608,090)	(105,059,107)
Net increase (decrease)	(1,875,428)	2,656,877	$(38,778,463)	$48,179,874

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.13%
Actual		$1,000.00	$1,003.00	$5.61
Hypothetical-C		$1,000.00	$1,019.19	$5.66
Class M	1.37%
Actual		$1,000.00	$1,002.00	$6.80
Hypothetical-C		$1,000.00	$1,018.00	$6.85
Class C	1.89%
Actual		$1,000.00	$999.50	$9.37
Hypothetical-C		$1,000.00	$1,015.42	$9.44
Small Cap Value	.87%
Actual		$1,000.00	$1,003.90	$4.32
Hypothetical-C		$1,000.00	$1,020.48	$4.36
Class I	.87%
Actual		$1,000.00	$1,004.40	$4.32
Hypothetical-C		$1,000.00	$1,020.48	$4.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Small Cap Value Fund
Class A	09/10/2018	09/07/2018	$0.036	$3.692
Class M	09/10/2018	09/07/2018	$0.007	$3.692
Class C	09/10/2018	09/07/2018	$0.000	$3.692
Small Cap Value	09/10/2018	09/07/2018	$0.064	$3.692
Class I	09/10/2018	09/07/2018	$0.067	$3.692

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $575,720,361, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Small Cap Value and Class I designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Small Cap Value and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Small Cap Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SCV-ANN-0918
1.803706.113

Fidelity® Series Small Cap Opportunities Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Small Cap Opportunities Fund	19.84%	9.79%	11.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$29,272	Fidelity® Series Small Cap Opportunities Fund
$26,870	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Morgen Peck:  For the fiscal year, the fund gained 19.84%, topping the 18.73% result of the benchmark Russell 2000® index. In a strong up market for small-caps, stock selection drove the fund's outperformance, notably in the information technology sector, where stocks in the semiconductors & semiconductor equipment industry led the way. However, two of the fund's top three relative contributors - drug makers AnaptysBio, GI Therapeutics and out-of-index Ascendis Pharma - came from the pharmaceuticals, biotechnology & life sciences group within the health care sector. Shares of AnaptysBio, the fund's top contributor, gained 284% for the fund, and was especially strong at the end of July on optimism about the company's new eczema drug, which is currently in phase 2 clinical trials. Elsewhere, our position in RingCentral, a cloud-based communications and collaborative software solutions provider, also contributed, as the company continued gaining market share. Our holdings in RingCentral gained about 113% this period. Conversely, stock selection in the health care equipment & services segment detracted. Here, untimely ownership of Cotiviti Holdings and Magellan Health weighed on our relative result, as holdings in both stocks returned about -22% each. We exited our position in Cotiviti during the period. The fund's biggest individual relative detractor was an out-of-index position in Tesaro (-72%), in part due to weaker-than-expected quarterly financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Jennifer Fo Cardillo served as interim Co-Manager while Patrick Venanzi was on a leave of absence from June through August 2018. Also, on July 31, 2018, Morgen Peck assumed lead management responsibilities for the fund, succeeding Rich Thompson.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Delek U.S. Holdings, Inc.	1.1
Primerica, Inc.	1.1
Terreno Realty Corp.	1.0
Four Corners Property Trust, Inc.	1.0
Rexford Industrial Realty, Inc.	1.0
Store Capital Corp.	1.0
EMCOR Group, Inc.	1.0
Comfort Systems U.S.A., Inc.	0.9
WSFS Financial Corp.	0.9
WPX Energy, Inc.	0.9
9.9

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	18.4
Information Technology	15.3
Industrials	15.1
Health Care	14.5
Consumer Discretionary	13.4

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 7.8%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.9%
Fox Factory Holding Corp. (a)	672,400	$33,418,280
Standard Motor Products, Inc.	484,834	23,630,809
		57,049,089
Diversified Consumer Services - 0.4%
Weight Watchers International, Inc. (a)	284,907	25,507,724
Hotels, Restaurants & Leisure - 2.5%
Bluegreen Vacations Corp. (b)	1,129,270	29,033,532
Eldorado Resorts, Inc. (a)	763,900	32,733,115
Marriott Vacations Worldwide Corp.	339,000	40,378,290
PlayAGS, Inc. (a)	516,800	14,754,640
Texas Roadhouse, Inc. Class A	569,400	35,781,096
		152,680,673
Household Durables - 2.2%
Cavco Industries, Inc. (a)	182,919	38,861,142
SodaStream International Ltd. (a)	190,100	16,595,730
Taylor Morrison Home Corp. (a)	813,800	15,893,514
TopBuild Corp. (a)	475,400	35,312,712
TRI Pointe Homes, Inc. (a)	1,701,133	24,105,055
		130,768,153
Leisure Products - 0.9%
Brunswick Corp.	474,600	30,516,780
Johnson Outdoors, Inc. Class A	308,451	25,006,123
		55,522,903
Media - 1.0%
Cinemark Holdings, Inc.	637,400	22,895,408
The New York Times Co. Class A	1,381,400	34,258,720
		57,154,128
Multiline Retail - 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	465,500	32,352,250
Specialty Retail - 2.4%
Burlington Stores, Inc. (a)	217,500	33,236,175
Monro, Inc.	421,381	28,422,148
Murphy U.S.A., Inc. (a)	304,955	24,164,634
The Children's Place Retail Stores, Inc.	280,473	34,470,132
Williams-Sonoma, Inc. (b)	364,100	21,296,209
		141,589,298
Textiles, Apparel & Luxury Goods - 2.6%
Crinetics Pharmaceuticals, Inc. (a)	241,063	5,932,560
Deckers Outdoor Corp. (a)	371,800	41,950,194
Emerald Expositions Events, Inc.	482,091	9,304,356
Kezar Life Sciences, Inc. (b)(c)	1,044,100	17,029,271
Steven Madden Ltd.	780,139	42,166,513
Wolverine World Wide, Inc.	1,054,752	37,317,126
		153,700,020

TOTAL CONSUMER DISCRETIONARY		806,324,238

CONSUMER STAPLES - 2.9%
Beverages - 0.3%
Cott Corp.	1,013,400	16,204,266
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc.	1,082,190	26,827,490
Casey's General Stores, Inc.	130,700	14,295,966
Performance Food Group Co. (a)	758,925	27,207,461
		68,330,917
Food Products - 0.8%
Ingredion, Inc.	128,300	12,996,790
J&J Snack Foods Corp.	122,558	17,766,008
Lamb Weston Holdings, Inc.	222,700	15,649,129
		46,411,927
Household Products - 0.4%
Central Garden & Pet Co. (a)	490,900	21,192,153
Personal Products - 0.3%
Inter Parfums, Inc.	351,100	21,136,220

TOTAL CONSUMER STAPLES		173,275,483

ENERGY - 4.9%
Energy Equipment & Services - 1.4%
Liberty Oilfield Services, Inc. Class A (b)	654,823	12,834,531
Nabors Industries Ltd.	5,059,200	30,254,016
Rowan Companies PLC (a)	2,083,210	30,164,881
Total Energy Services, Inc.	1,491,277	12,610,253
		85,863,681
Oil, Gas & Consumable Fuels - 3.5%
Delek U.S. Holdings, Inc.	1,249,800	66,639,328
Diamondback Energy, Inc.	130,793	17,258,136
PDC Energy, Inc. (a)	784,277	49,393,765
Viper Energy Partners LP	786,685	25,158,186
WPX Energy, Inc. (a)	2,766,510	51,927,393
		210,376,808

TOTAL ENERGY		296,240,489

FINANCIALS - 18.4%
Banks - 10.3%
Associated Banc-Corp.	1,700,312	45,908,424
BancFirst Corp.	765,186	47,518,051
Banner Corp.	588,371	37,049,722
Boston Private Financial Holdings, Inc.	1,623,259	23,374,930
City Holding Co.	526,900	42,404,912
Cullen/Frost Bankers, Inc.	385,800	42,627,042
CVB Financial Corp.	1,198,550	28,669,316
First Hawaiian, Inc.	1,299,600	36,726,696
First Merchants Corp.	842,770	39,778,744
Heartland Financial U.S.A., Inc.	750,400	44,086,000
Independent Bank Corp., Massachusetts	491,579	43,455,584
Old National Bancorp, Indiana	1,640,578	31,909,242
Preferred Bank, Los Angeles	463,500	28,848,240
Trico Bancshares	1,059,069	41,113,059
WesBanco, Inc.	834,600	40,786,902
Wintrust Financial Corp.	466,200	40,899,726
		615,156,590
Capital Markets - 2.8%
Hamilton Lane, Inc. Class A	823,300	40,317,001
Houlihan Lokey	627,100	30,828,236
Morningstar, Inc.	268,738	35,473,416
OM Asset Management Ltd.	834,133	11,886,395
PJT Partners, Inc.	818,866	49,303,922
		167,808,970
Diversified Financial Services - 0.2%
Allakos, Inc. (a)	331,245	13,504,859
Insurance - 2.6%
Employers Holdings, Inc.	975,070	45,292,002
First American Financial Corp.	781,100	43,741,600
Primerica, Inc.	563,730	64,716,204
		153,749,806
Thrifts & Mortgage Finance - 2.5%
Beneficial Bancorp, Inc.	1,480,540	24,058,775
Meridian Bancorp, Inc. Maryland	2,051,844	37,548,745
Washington Federal, Inc.	1,145,485	38,431,022
WSFS Financial Corp.	926,205	52,515,824
		152,554,366

TOTAL FINANCIALS		1,102,774,591

HEALTH CARE - 14.5%
Biotechnology - 7.4%
Abeona Therapeutics, Inc. (a)(b)	826,215	11,938,807
ACADIA Pharmaceuticals, Inc. (a)	357,561	5,395,595
Acorda Therapeutics, Inc. (a)	947,371	23,636,906
Agios Pharmaceuticals, Inc. (a)	249,145	21,528,619
AnaptysBio, Inc. (a)	221,900	17,379,208
Argenx SE ADR (a)	206,700	18,758,025
Ascendis Pharma A/S sponsored ADR (a)	324,348	22,036,203
Atara Biotherapeutics, Inc. (a)	410,497	15,414,162
Audentes Therapeutics, Inc. (a)	427,280	16,087,092
bluebird bio, Inc. (a)	116,656	18,070,014
Cellectis SA sponsored ADR (a)	501,895	14,504,766
CytomX Therapeutics, Inc. (a)	294,000	7,743,960
CytomX Therapeutics, Inc. (a)(d)	105,499	2,778,844
FibroGen, Inc. (a)	436,200	27,524,220
Heron Therapeutics, Inc. (a)	632,800	23,698,360
Insmed, Inc. (a)	874,182	21,740,906
Intercept Pharmaceuticals, Inc. (a)	169,698	15,466,276
Ionis Pharmaceuticals, Inc. (a)	277,572	12,124,345
La Jolla Pharmaceutical Co. (a)	668,700	22,113,909
Mirati Therapeutics, Inc. (a)	440,000	27,016,000
Neurocrine Biosciences, Inc. (a)	248,482	24,969,956
Protagonist Therapeutics, Inc. (a)	592,700	4,101,484
Sage Therapeutics, Inc. (a)	107,175	15,467,496
Sarepta Therapeutics, Inc. (a)	137,500	15,983,000
Sienna Biopharmaceuticals, Inc. (b)	120,919	1,830,714
Spark Therapeutics, Inc. (a)	318,300	24,419,976
TESARO, Inc. (a)	261,700	9,115,011
		440,843,854
Health Care Equipment & Supplies - 2.8%
Cantel Medical Corp.	164,200	15,222,982
Integra LifeSciences Holdings Corp. (a)	527,736	32,893,785
iRhythm Technologies, Inc. (a)	497,300	37,571,015
Masimo Corp. (a)	321,900	32,003,298
Nanosonics Ltd. (a)	6,343,204	14,892,080
Steris PLC	299,900	34,329,553
		166,912,713
Health Care Providers & Services - 2.3%
G1 Therapeutics, Inc. (a)	570,300	29,284,905
Magellan Health Services, Inc. (a)	483,390	35,166,623
Molina Healthcare, Inc. (a)	394,800	41,094,732
National Vision Holdings, Inc.	298,400	12,132,944
NMC Health PLC	445,800	22,211,717
		139,890,921
Health Care Technology - 0.4%
Veeva Systems, Inc. Class A (a)	265,500	20,079,765
Life Sciences Tools & Services - 0.7%
ICON PLC (a)	307,000	42,722,120
Pharmaceuticals - 0.9%
MyoKardia, Inc. (a)	186,216	10,688,798
Nektar Therapeutics (a)	355,100	18,678,260
Theravance Biopharma, Inc. (a)(b)	610,572	14,623,199
Xeris Pharmaceuticals, Inc.	659,400	12,001,080
		55,991,337

TOTAL HEALTH CARE		866,440,710

INDUSTRIALS - 15.1%
Aerospace & Defense - 1.4%
Moog, Inc. Class A	551,260	41,350,013
Teledyne Technologies, Inc. (a)	196,140	43,037,039
		84,387,052
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. (a)	1,355,030	30,528,826
Airlines - 0.4%
JetBlue Airways Corp. (a)	1,286,720	23,160,960
Building Products - 1.2%
Allegion PLC	299,990	24,461,185
Simpson Manufacturing Co. Ltd.	669,180	48,823,373
		73,284,558
Commercial Services & Supplies - 1.5%
Deluxe Corp.	552,840	32,578,861
Interface, Inc.	1,678,920	37,607,808
Tomra Systems ASA	939,327	19,416,125
		89,602,794
Construction & Engineering - 2.9%
Comfort Systems U.S.A., Inc.	1,013,460	56,297,703
EMCOR Group, Inc.	746,820	57,467,799
Jacobs Engineering Group, Inc.	378,380	25,589,839
Valmont Industries, Inc.	240,240	33,549,516
		172,904,857
Industrial Conglomerates - 0.8%
ITT, Inc.	879,760	49,855,999
Machinery - 2.3%
AGCO Corp.	328,740	20,717,195
John Bean Technologies Corp.	400,100	44,251,060
SPX Flow, Inc. (a)	814,709	38,714,972
Standex International Corp.	320,330	33,202,205
		136,885,432
Road & Rail - 0.6%
Landstar System, Inc.	312,150	34,695,473
Trading Companies & Distributors - 3.5%
Kaman Corp.	752,430	49,825,915
MRC Global, Inc. (a)	1,898,620	43,003,743
SiteOne Landscape Supply, Inc. (a)	538,720	48,032,275
Titan Machinery, Inc. (a)	689,941	10,445,707
Watsco, Inc.	189,230	32,644,067
WESCO International, Inc. (a)	474,760	28,960,360
		212,912,067

TOTAL INDUSTRIALS		908,218,018

INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 0.5%
InterDigital, Inc.	352,467	29,060,904
Electronic Equipment & Components - 2.2%
CTS Corp.	831,876	29,032,472
ePlus, Inc. (a)	337,732	33,317,262
Plexus Corp. (a)	594,396	35,319,010
TTM Technologies, Inc. (a)	1,915,085	33,245,876
		130,914,620
Internet Software & Services - 4.2%
BlackLine, Inc. (a)	676,138	28,871,093
Carbonite, Inc. (a)	829,200	28,441,560
Five9, Inc. (a)	923,400	29,456,460
j2 Global, Inc.	369,703	31,365,603
LivePerson, Inc. (a)	1,397,200	32,415,040
New Relic, Inc. (a)	368,600	36,012,220
SPS Commerce, Inc. (a)	441,600	37,884,864
Wix.com Ltd. (a)	276,368	26,254,960
		250,701,800
IT Services - 3.4%
Amdocs Ltd.	266,200	17,989,796
Conduent, Inc. (a)	946,119	16,992,297
EPAM Systems, Inc. (a)	254,148	33,092,611
ExlService Holdings, Inc. (a)	598,942	35,720,901
Maximus, Inc.	468,101	30,337,626
Science Applications International Corp.	521,999	44,041,056
WNS Holdings Ltd. sponsored ADR (a)	601,484	29,268,211
		207,442,498
Semiconductors & Semiconductor Equipment - 3.1%
Diodes, Inc. (a)	852,865	31,692,463
Entegris, Inc.	1,321,191	46,439,864
Integrated Device Technology, Inc. (a)	1,252,100	43,109,803
Nanometrics, Inc. (a)	718,547	27,060,480
Semtech Corp. (a)	789,300	37,452,285
		185,754,895
Software - 1.9%
Everbridge, Inc. (a)	616,500	27,730,170
Paycom Software, Inc. (a)	166,793	17,721,756
RealPage, Inc. (a)	477,091	26,287,714
RingCentral, Inc. (a)	572,651	42,233,011
		113,972,651

TOTAL INFORMATION TECHNOLOGY		917,847,368

MATERIALS - 4.5%
Chemicals - 2.9%
Chase Corp.	307,387	37,962,295
Ingevity Corp. (a)	336,000	33,489,120
Innospec, Inc.	558,600	45,218,670
Olin Corp.	721,300	21,285,563
Trinseo SA	338,300	25,271,010
Tronox Ltd. Class A	597,200	11,018,340
		174,244,998
Containers & Packaging - 0.8%
Owens-Illinois, Inc. (a)	976,200	18,235,416
Sonoco Products Co.	563,900	31,476,898
		49,712,314
Metals & Mining - 0.8%
B2Gold Corp. (a)	5,508,100	13,718,910
Steel Dynamics, Inc.	678,100	31,931,729
		45,650,639

TOTAL MATERIALS		269,607,951

REAL ESTATE - 7.0%
Equity Real Estate Investment Trusts (REITs) - 7.0%
Americold Realty Trust	2,058,000	44,267,580
CoreSite Realty Corp.	460,626	51,636,175
Corporate Office Properties Trust (SBI)	1,594,100	47,408,534
Equity Lifestyle Properties, Inc.	474,579	43,181,943
Four Corners Property Trust, Inc.	2,331,254	58,048,225
Rexford Industrial Realty, Inc.	1,884,500	57,741,080
Store Capital Corp.	2,102,903	57,724,687
Terreno Realty Corp.	1,681,600	62,067,856
		422,076,080
UTILITIES - 3.1%
Electric Utilities - 1.8%
El Paso Electric Co.	521,780	32,506,894
Hawaiian Electric Industries, Inc.	308,700	10,856,979
IDACORP, Inc.	328,100	30,920,144
Portland General Electric Co.	318,432	14,444,076
Vistra Energy Corp. (a)	800,800	18,098,080
		106,826,173
Gas Utilities - 1.3%
Atmos Energy Corp.	163,286	15,001,085
China Resource Gas Group Ltd.	2,854,300	13,527,747
Southwest Gas Holdings, Inc.	298,500	23,342,700
Spire, Inc.	334,608	23,957,933
		75,829,465
Multi-Utilities - 0.0%
Avista Corp.	45,900	2,321,622

TOTAL UTILITIES		184,977,260

TOTAL COMMON STOCKS
(Cost $4,627,776,305)		5,947,782,188
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.88% to 1.99% 9/20/18 to 11/1/18
(Cost $4,439,971)	4,460,000	4,439,874
	Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 1.96% (e)	137,585,957	$137,613,474
Fidelity Securities Lending Cash Central Fund 1.97% (e)(f)	36,364,188	36,367,824
TOTAL MONEY MARKET FUNDS
(Cost $173,981,096)		173,981,298
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $4,806,197,372)		6,126,203,360
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(128,872,891)
NET ASSETS - 100%		$5,997,330,469

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,778,844 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,032,699
Fidelity Securities Lending Cash Central Fund	359,568
Total	$2,392,267

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genocea Biosciences, Inc.	$10,048,028	$882,133	$2,775,211	$--	$(13,180,335)	$5,025,385	$--
Kezar Life Sciences, Inc.	--	16,692,363	--	--	--	336,908	17,029,271
Titan Machinery, Inc.	28,873,357	1,041,263	18,394,085	--	260,030	(1,334,858)	--
Trico Bancshares	--	51,657,777	9,083,463	544,622	(644,724)	(816,531)	--
Total	$38,921,385	$70,273,536	$30,252,759	$544,622	$(13,565,029)	$3,210,904	$17,029,271

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$806,324,238	$806,324,238	$--	$--
Consumer Staples	173,275,483	173,275,483	--	--
Energy	296,240,489	296,240,489	--	--
Financials	1,102,774,591	1,102,774,591	--	--
Health Care	866,440,710	866,440,710	--	--
Industrials	908,218,018	908,218,018	--	--
Information Technology	917,847,368	917,847,368	--	--
Materials	269,607,951	269,607,951	--	--
Real Estate	422,076,080	422,076,080	--	--
Utilities	184,977,260	184,977,260	--	--
U.S. Government and Government Agency Obligations	4,439,874	--	4,439,874	--
Money Market Funds	173,981,298	173,981,298	--	--
Total Investments in Securities:	$6,126,203,360	$6,121,763,486	$4,439,874	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $36,231,534) — See accompanying schedule: Unaffiliated issuers (cost $4,615,523,913)	$5,935,192,791
Fidelity Central Funds (cost $173,981,096)	173,981,298
Other affiliated issuers (cost $16,692,363)	17,029,271
Total Investment in Securities (cost $4,806,197,372)		$6,126,203,360
Receivable for investments sold		61,410,659
Receivable for fund shares sold		58,163
Dividends receivable		1,199,538
Distributions receivable from Fidelity Central Funds		166,310
Receivable for daily variation margin on futures contracts		1,100,612
Other receivables		112,479
Total assets		6,190,251,121
Liabilities
Payable to custodian bank	$1,061,833
Payable for investments purchased	1,072,977
Payable for fund shares redeemed	154,377,440
Other payables and accrued expenses	48,486
Collateral on securities loaned	36,359,916
Total liabilities		192,920,652
Net Assets		$5,997,330,469
Net Assets consist of:
Paid in capital		$4,212,931,782
Undistributed net investment income		27,232,215
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		437,150,558
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,320,015,914
Net Assets		$5,997,330,469
Series Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($5,997,330,469 ÷ 387,931,130 shares)		$15.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends (including $544,622 earned from other affiliated issuers)		$61,492,433
Interest		26,073
Income from Fidelity Central Funds		2,392,267
Total income		63,910,773
Expenses
Custodian fees and expenses	$106,389
Independent trustees' fees and expenses	24,598
Interest	1,456
Commitment fees	16,129
Total expenses		148,572
Net investment income (loss)		63,762,201
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	616,212,420
Fidelity Central Funds	2,639
Other affiliated issuers	(13,565,029)
Foreign currency transactions	50,241
Futures contracts	2,093,608
Total net realized gain (loss)		604,793,879
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	381,256,390
Fidelity Central Funds	(1,146)
Other affiliated issuers	3,210,904
Assets and liabilities in foreign currencies	(10,605)
Futures contracts	208,424
Total change in net unrealized appreciation (depreciation)		384,663,967
Net gain (loss)		989,457,846
Net increase (decrease) in net assets resulting from operations		$1,053,220,047

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,762,201	$26,872,072
Net realized gain (loss)	604,793,879	491,017,804
Change in net unrealized appreciation (depreciation)	384,663,967	109,661,042
Net increase (decrease) in net assets resulting from operations	1,053,220,047	627,550,918
Distributions to shareholders from net investment income	(45,798,335)	(30,906,540)
Distributions to shareholders from net realized gain	(554,772,271)	(11,331,615)
Total distributions	(600,570,606)	(42,238,155)
Share transactions - net increase (decrease)	86,531,896	(483,035,407)
Total increase (decrease) in net assets	539,181,337	102,277,356
Net Assets
Beginning of period	5,458,149,132	5,355,871,776
End of period	$5,997,330,469	$5,458,149,132
Other Information
Undistributed net investment income end of period	$27,232,215	$8,542,787

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Small Cap Opportunities Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.42	$12.94	$13.83	$12.96	$13.55
Income from Investment Operations
Net investment income (loss)A	.16	.06	.06	.05	.02
Net realized and unrealized gain (loss)	2.44	1.52	(.22)	1.53	.77
Total from investment operations	2.60	1.58	(.16)	1.58	.79
Distributions from net investment income	(.12)	(.07)	(.05)	(.04)	–B
Distributions from net realized gain	(1.45)	(.03)	(.68)	(.66)	(1.38)
Total distributions	(1.56)C	(.10)	(.73)	(.71)D	(1.38)
Net asset value, end of period	$15.46	$14.42	$12.94	$13.83	$12.96
Total ReturnE	19.84%	12.22%	(.94)%	12.66%	6.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	.66%	.85%	.77%	.82%
Expenses net of fee waivers, if any	- %H	.66%	.85%	.76%	.82%
Expenses net of all reductions	- %H	.65%	.84%	.76%	.82%
Net investment income (loss)	1.10%	.42%	.46%	.41%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$5,997,330	$2,509,347	$2,433,489	$2,647,013	$2,425,973
Portfolio turnover rateI	68%	58%	58%	59%	90%J

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $1.56 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $1.447 per share.

 D Total distributions of $.71 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.664 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager and FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Small Cap Opportunities.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,439,882,603
Gross unrealized depreciation	(125,461,836)
Net unrealized appreciation (depreciation)	$1,314,420,767
Tax Cost	$4,811,782,593

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$130,403,822
Undistributed long-term capital gain	$339,564,173
Net unrealized appreciation (depreciation) on securities and other investments	$1,314,430,693

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$45,798,335	$ 30,906,540
Long-term Capital Gains	554,772,271	11,331,615
Total	$600,570,606	$ 42,238,155

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,800,012,426 and $4,097,634,500, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $197,728 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$23,768,000	2.21%	$1,456

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $24,460.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,129 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $452,686. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $359,568, including $11,530 from securities loaned to FCM.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Series Small Cap Opportunities	$45,798,335	$11,794,933
Class F	–	19,111,607
Total	$45,798,335	$30,906,540
From net realized gain
Series Small Cap Opportunities	$554,772,271	$5,126,926
Class F	–	6,204,689
Total	$554,772,271	$11,331,615

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Series Small Cap Opportunities
Shares sold	239,100,798	21,828,308	$3,373,951,145	$305,846,494
Reinvestment of distributions	44,122,337	1,235,622	600,570,606	16,921,859
Shares redeemed	(69,346,858)	(37,107,686)	(1,011,412,547)	(511,729,842)
Net increase (decrease)	213,876,277	(14,043,756)	$2,963,109,204	$(188,961,489)
Class F
Shares sold	1,009,181	26,592,990	$14,321,228	$372,355,351
Reinvestment of distributions	–	1,845,956	–	25,316,296
Shares redeemed	(204,251,733)	(49,600,408)	(2,890,898,536)	(691,745,565)
Net increase (decrease)	(203,242,552)	(21,161,462)	$(2,876,577,308)	$(294,073,918)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Series Small Cap Opportunities	- %-C
Actual		$1,000.00	$1,066.90	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $1.156 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.072 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $ 500,836,983, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 74% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 82% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Small Cap Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

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Fidelity Advisor® Real Estate Income Fund - Class A, Class M, Class C and Class I Annual Report July 31, 2018 Class A, Class M, Class C and Class I are classes of Fidelity® Real Estate Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(1.96)%	5.42%	8.01%
Class M (incl. 4.00% sales charge)	(1.98)%	5.39%	7.99%
Class C (incl. contingent deferred sales charge)	0.34%	5.48%	7.78%
Class I	2.41%	6.57%	8.69%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on July 31, 2008, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$21,618	Fidelity Advisor® Real Estate Income Fund - Class A
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2018, commercial real estate continued to benefit from a generally solid fundamental backdrop, with gently rising cash flows due to increasing rents and stable-to-rising occupancy rates. Certain markets, however, saw a modest pick-up in new supply, which slowed rental-income growth. For real estate investment trust (REIT) common stocks, it was an up-and-down period. U.S. REITs corrected sharply in late 2017 and the first two months of 2018 before enjoying a strong upward trend through the end of July. Higher interest rates also posed a headwind for U.S. REITs, as income-seeking investors perceived a correlation between the two. Against this backdrop, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 4.35%. In comparison, the S&P 500® index, a measure of the broad U.S. stock market, rose 16.24%. Meanwhile, higher interest rates slowed more rate-sensitive asset types, such as real estate preferred stocks and bonds. The past 12 months, real estate preferreds gained 1.76%, as measured by the MSCI REIT Preferred Index, while the ICE BofAML® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – returned -0.39%. In aggregate, real estate bonds continued to benefit from issuers’ strong credit quality, even as higher rates weighed on the securities’ prices.

Comments from Portfolio Manager Mark Snyderman:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly 1% to 2%, with all but one outpacing the 1.49% return of the Fidelity Real Estate Income Composite Index. The Composite index℠ is a 40/40/20 blend of the MSCI REIT Preferred Index, the ICE BofAML® US Real Estate Index and FTSE® NAREIT® All REITs Index. I was mildly disappointed with the fund's performance, given my goal of generating a long-term annualized return in the mid-to-upper-single digits. On the positive side, however, I'm pleased with how the fund's real estate bond and preferred stocks did, given rising interest rates. Our portfolio of commercial mortgage-backed securities (CMBS) gained 5%, while our high-yield real estate bonds rose 4% and our investment-grade debt had a roughly flat result – all outperforming the ICE BofAML real estate bond index. Meanwhile, our preferred stock portfolio gained 5%, outperforming the MSCI preferred stock index. I was happy with the performance of these asset classes because of my regular focus on managing the fund's interest rate risk. In contrast, several of our common stock holdings underperformed this period, led by a poor-performing position in Colony NorthStar that, in hindsight, was a mistake because the company's businesses haven't been as strong as I expected. Overall, our common stock portfolio produced a slightly positive return, compared with a 4.35% increase for the FTSE NAREIT index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Equity Lifestyle Properties, Inc.	2.9
Apartment Investment & Management Co. Class A	2.4
Acadia Realty Trust (SBI)	2.2
Ventas, Inc.	2.1
MFA Financial, Inc.	2.0
11.6

Top 5 Bonds as of July 31, 2018

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	0.9
RWT Holdings, Inc. 5.625% 11/15/19	0.7
PennyMac Corp. 5.375% 5/1/20	0.7
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.7
GS Mortgage Securities Trust Series 2016-REMZ Class MZB, 7.727% 2/10/21	0.6
3.6

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Mortgage	16.5
REITs - Health Care	8.3
REITs - Apartments	7.4
REITs - Diversified	6.6
REITs - Shopping Centers	4.0

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Common Stocks	31.9%
Preferred Stocks	17.1%
Bonds	33.6%
Convertible Securities	6.0%
Other Investments	4.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.8%

 * Foreign investments - 2.0%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 31.9%
	Shares	Value
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Wyndham Destinations, Inc.	271,200	$12,507,744
Wyndham Hotels & Resorts, Inc.	191,100	11,083,800
		23,591,544
FINANCIALS - 5.0%
Capital Markets - 1.1%
Brookfield Asset Management, Inc. Class A	674,100	28,443,978
Ellington Financial LLC (a)	1,635,484	26,952,776
		55,396,754
Insurance - 0.1%
FNF Group	188,500	7,634,250
Mortgage Real Estate Investment Trusts - 3.8%
Anworth Mortgage Asset Corp.	371,436	1,872,037
Chimera Investment Corp.	1,383,600	26,426,760
Dynex Capital, Inc.	1,315,663	8,749,159
Ellington Residential Mortgage REIT (b)	350,300	3,923,360
Great Ajax Corp. (a)	1,577,762	21,094,678
Hunt Companies Finance Trust I (b)	547,901	1,835,468
Invesco Mortgage Capital, Inc.	1,130,349	18,752,490
MFA Financial, Inc.	12,785,422	102,922,647
New Residential Investment Corp.	154,000	2,755,060
Redwood Trust, Inc.	647,900	10,891,199
		199,222,858

TOTAL FINANCIALS		262,253,862

REAL ESTATE - 26.4%
Equity Real Estate Investment Trusts (REITs) - 25.9%
Acadia Realty Trust (SBI) (a)	4,365,249	118,210,943
American Homes 4 Rent Class A	948,722	21,004,705
American Tower Corp.	654,300	96,993,432
Apartment Investment & Management Co. Class A	2,927,796	124,870,499
AvalonBay Communities, Inc.	192,200	33,990,570
Boardwalk (REIT) (b)	256,500	9,022,900
Brixmor Property Group, Inc.	308,200	5,452,058
Cedar Realty Trust, Inc.	299,963	1,427,824
Colony NorthStar, Inc.	8,369,748	51,557,648
Crown Castle International Corp.	133,100	14,751,473
DDR Corp.	1,379,550	18,899,835
Equinix, Inc.	151,600	66,594,848
Equity Lifestyle Properties, Inc.	1,671,802	152,117,257
Equity Residential (SBI)	895,203	58,573,132
Extra Space Storage, Inc.	88,800	8,344,536
Gramercy Property Trust	632,447	17,322,723
Healthcare Realty Trust, Inc.	431,300	12,813,923
Healthcare Trust of America, Inc.	1,158,860	31,660,055
Lexington Corporate Properties Trust	4,316,674	37,943,564
Mid-America Apartment Communities, Inc.	847,806	85,441,889
Omega Healthcare Investors, Inc. (b)	1,021,123	30,317,142
Public Storage	168,491	36,702,395
Rexford Industrial Realty, Inc.	307,400	9,418,736
Sabra Health Care REIT, Inc.	2,698,275	58,309,723
Safety Income and Growth, Inc.	393,600	7,006,080
Senior Housing Properties Trust (SBI)	2,539,000	45,295,760
Spirit MTA REIT	120,120	1,199,999
Spirit Realty Capital, Inc.	1,201,200	10,054,044
Store Capital Corp.	1,007,100	27,644,895
Terreno Realty Corp.	503,628	18,588,909
Ventas, Inc.	1,940,686	109,415,877
VEREIT, Inc.	2,775,234	21,175,035
Welltower, Inc.	343,974	21,532,772
		1,363,655,181
Real Estate Management & Development - 0.5%
Colony NorthStar Credit Real Estate, Inc. (b)	963,071	20,474,889
Retail Value, Inc. (c)	137,955	4,558,033
		25,032,922

TOTAL REAL ESTATE		1,388,688,103

TOTAL COMMON STOCKS
(Cost $1,442,302,243)		1,674,533,509

Preferred Stocks - 18.6%
Convertible Preferred Stocks - 1.5%
FINANCIALS - 0.3%
Mortgage Real Estate Investment Trusts - 0.3%
Great Ajax Corp. 7.25%	281,000	6,982,400
Sutherland Asset Management Corp. 7.00%	404,700	10,643,610
		17,626,010
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	136,759	4,778,305
Braemar Hotels & Resorts, Inc. 5.50%	95,791	1,829,608
Equity Commonwealth 6.50%	31,237	810,319
iStar Financial, Inc. Series J, 4.50%	213,773	10,047,630
Lexington Corporate Properties Trust Series C, 6.50%	468,142	22,933,808
QTS Realty Trust, Inc. 6.50% (c)	42,000	4,444,440
RLJ Lodging Trust Series A, 1.95%	31,935	841,487
Wheeler REIT, Inc. 8.75%	516,748	10,267,783
		55,953,380
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 7.012%	191,800	4,420,990
TOTAL REAL ESTATE		60,374,370

TOTAL CONVERTIBLE PREFERRED STOCKS		78,000,380

Nonconvertible Preferred Stocks - 17.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Global Partners LP 9.75%	120,000	3,000,000
FINANCIALS - 8.0%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,451,097
Mortgage Real Estate Investment Trusts - 7.8%
AG Mortgage Investment Trust, Inc.:
8.00%	618,287	15,716,856
8.25%	38,935	1,001,408
AGNC Investment Corp.:
Series B, 7.75%	427,100	11,028,576
Series C, 7.00%	361,900	9,379,109
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,399,741
Annaly Capital Management, Inc.:
Series C, 7.625%	190,417	4,857,271
Series D, 7.50%	621,976	15,816,850
Series F, 6.95%	1,250,552	31,857,312
Series G, 6.50%	720,300	17,481,681
Anworth Mortgage Asset Corp. Series A, 8.625%	238,275	6,397,350
Apollo Commercial Real Estate Finance, Inc. Series C, 8.00%	485,559	12,418,171
Arbor Realty Trust, Inc.:
Series A, 8.25%	189,089	4,906,860
Series B, 7.75%	240,000	6,153,600
Series C, 8.50%	100,000	2,642,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,844,638
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,105,048
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	246,500	6,285,750
Chimera Investment Corp.:
Series A, 8.00%	204,800	5,267,456
Series B, 8.00%	1,259,804	32,878,995
CYS Investments, Inc.:
Series A, 7.75%	118,428	2,965,437
Series B, 7.50%	496,667	12,268,172
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,247,507
Series B, 7.625%	252,120	6,214,758
Exantas Capital Corp. 8.625%	168,316	4,285,309
Hunt Companies Finance Trust I Series A, 8.75%	86,727	2,187,255
Invesco Mortgage Capital, Inc.:
7.50%	1,244,215	31,105,375
Series A, 7.75%	123,342	3,102,051
Series B, 7.75%	856,479	22,299,630
MFA Financial, Inc.:
8.00%	538,930	13,845,112
Series B, 7.50%	616,232	15,597,448
New York Mortgage Trust, Inc.:
Series B, 7.75%	284,267	6,869,312
Series C, 7.875%	280,725	6,830,039
Series D, 8.00%	313,300	7,475,338
PennyMac Mortgage Investment Trust:
8.125%	335,500	8,461,276
Series B, 8.00%	593,631	14,977,310
Two Harbors Investment Corp.:
Series A, 8.125%	450,000	12,094,335
Series B, 7.625%	618,504	15,808,962
Series C, 7.25%	509,288	12,548,143
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,605,120
		411,226,561
Real Estate Management & Development - 0.1%
Brookfield Properties Corp. Series EE, 5.10%	264,300	5,122,038
TOTAL FINANCIALS		420,799,696
REAL ESTATE - 9.0%
Equity Real Estate Investment Trusts (REITs) - 8.9%
American Homes 4 Rent:
Series D, 6.50%	280,000	7,336,000
Series E, 6.35%	210,000	5,451,621
Series F, 5.875%	250,809	6,270,225
Series G, 5.875%	202,000	4,995,460
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	11,770	305,369
Series F, 7.375%	268,000	6,463,946
Series G, 7.375%	120,000	2,910,000
Series H, 7.50%	168,800	4,137,474
Series I, 7.50%	168,900	4,099,693
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,465,334
Series C, 7.625%	146,969	3,624,285
Series D, 7.125%	170,000	3,891,300
Cedar Realty Trust, Inc.:
Series B, 7.25%	97,922	2,446,092
Series C, 6.50%	294,900	6,859,374
City Office REIT, Inc. Series A, 6.625%	180,500	4,458,350
Colony NorthStar, Inc.:
Series B, 8.25%	207,861	5,352,421
Series E, 8.75%	486,229	12,787,823
Series G, 7.50%	195,730	4,728,837
Series H, 7.125%	705,944	16,653,219
Series I, 7.15%	797,130	18,597,043
Series J, 7.15%	918,648	21,404,498
DDR Corp.:
Series J, 6.50%	340,721	8,463,510
Series K, 6.25%	228,888	5,548,245
Digital Realty Trust, Inc.:
Series C, 6.625%	84,000	2,232,720
Series G, 5.875%	40,444	1,022,020
Series H, 7.375%	50,000	1,301,400
Farmland Partners, Inc. Series B, 6.00%	630,200	14,614,338
General Growth Properties, Inc. Series A, 6.375%	190,963	4,690,051
Gladstone Commercial Corp. Series D, 7.00%	538,800	13,672,050
Gladstone Land Corp. Series A, 6.375%	64,000	1,630,080
Global Medical REIT, Inc. Series A, 7.50%	135,100	3,353,858
Global Net Lease, Inc. Series A, 7.25%	509,800	12,903,446
Government Properties Income Trust 5.875%	202,500	5,100,975
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,219,500
Series D, 6.50%	200,000	4,624,000
Investors Real Estate Trust Series C, 6.625%	320,900	7,947,506
iStar Financial, Inc.:
Series D, 8.00%	188,329	4,802,390
Series G, 7.65%	222,721	5,576,934
Series I, 7.50%	161,269	3,972,055
Jernigan Capital, Inc. Series B, 7.00%	84,284	2,037,363
LaSalle Hotel Properties:
Series I, 6.375%	354,698	8,849,715
Series J, 6.30%	240,000	6,048,000
Monmouth Real Estate Investment Corp. Series C, 6.125%	225,900	5,512,773
National Retail Properties, Inc. Series E, 5.70%	301,404	7,607,738
National Storage Affiliates Trust Series A, 6.00%	67,600	1,688,648
Pebblebrook Hotel Trust:
Series C, 6.50%	204,321	5,142,514
Series D, 6.375%	350,000	8,725,500
Pennsylvania (REIT):
Series B, 7.375%	100,510	2,466,515
Series C, 7.20%	51,000	1,199,520
Series D, 6.875%	151,800	3,427,644
Plymouth Industrial REIT, Inc. Series A, 7.50%	169,400	4,217,891
Prologis, Inc. Series Q, 8.54%	94,446	6,058,711
Public Storage:
Series F, 5.15%	173,400	4,303,788
Series Y, 6.375%	102,224	2,641,468
QTS Realty Trust, Inc. Series A, 7.125%	30,000	766,200
RAIT Financial Trust:
7.125%	336,786	7,682,089
7.625%	224,590	4,395,226
Rexford Industrial Realty, Inc.:
Series A, 5.875%	135,000	3,324,038
Series B, 5.875%	79,500	1,955,700
Saul Centers, Inc.:
Series C, 6.875%	183,479	4,586,975
Series D, 6.125%	83,700	1,966,950
Sotherly Hotels, Inc.:
Series B, 8.00%	68,000	1,721,080
Series C, 7.875%	108,200	2,708,571
Spirit Realty Capital, Inc. Series A, 6.00%	95,200	2,239,409
Stag Industrial, Inc. Series C, 6.875%	83,000	2,186,793
Summit Hotel Properties, Inc.:
Series D, 6.45%	210,000	5,105,100
Series E, 6.25%	190,000	4,489,700
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,094,310
Series F, 6.45%	84,000	2,125,200
Taubman Centers, Inc. Series K, 6.25%	157,322	3,925,184
UMH Properties, Inc.:
Series B, 8.00%	319,604	8,629,308
Series C, 6.75%	341,140	8,825,292
Series D, 6.375%	93,800	2,248,395
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	160,000	4,016,000
Series H, 6.25%	284,500	7,077,194
VEREIT, Inc. Series F, 6.70%	1,959,376	49,885,713
Washington Prime Group, Inc.:
Series H, 7.50%	198,527	4,635,605
Series I, 6.875%	298,115	6,278,302
		469,709,564
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP Series B, 7.90%	117,700	2,846,928
TOTAL REAL ESTATE		472,556,492
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	169,300	3,364,266

TOTAL NONCONVERTIBLE PREFERRED STOCKS		899,720,454

TOTAL PREFERRED STOCKS
(Cost $960,623,563)		977,720,834
	Principal Amount	Value

Corporate Bonds - 19.0%
Convertible Bonds - 4.5%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23 unit (d)	8,100,000	8,104,050
FINANCIALS - 4.4%
Diversified Financial Services - 0.1%
Granite Point Mortgage Trust, Inc. 5.625% 12/1/22 (d)	6,770,000	6,912,231
Mortgage Real Estate Investment Trusts - 4.3%
Arbor Realty Trust, Inc.:
5.25% 7/1/21 (d)	5,100,000	5,206,131
5.25% 7/1/21 (d)	6,710,000	6,589,904
Blackstone Mortgage Trust, Inc.:
4.375% 5/5/22	16,780,000	16,542,009
4.75% 3/15/23	3,900,000	3,810,983
Colony Financial, Inc.:
3.875% 1/15/21	19,280,000	18,248,520
5% 4/15/23	26,083,000	24,713,643
Exantas Capital Corp.:
4.5% 8/15/22	5,050,000	5,122,629
6% 12/1/18	6,100,000	6,245,180
8% 1/15/20	13,890,000	14,385,317
PennyMac Corp. 5.375% 5/1/20	35,606,000	35,609,454
Redwood Trust, Inc. 5.625% 7/15/24	11,710,000	11,527,020
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	37,292,134
Starwood Property Trust, Inc. 4.375% 4/1/23	11,080,000	11,119,412
Two Harbors Investment Corp. 6.25% 1/15/22	4,380,000	4,506,600
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	21,100,000	21,745,386
		222,664,322
TOTAL FINANCIALS		229,576,553

TOTAL CONVERTIBLE BONDS		237,680,603

Nonconvertible Bonds - 14.5%
CONSUMER DISCRETIONARY - 3.4%
Hotels, Restaurants & Leisure - 0.3%
ESH Hospitality, Inc. 5.25% 5/1/25 (d)	8,040,000	7,798,800
FelCor Lodging LP 6% 6/1/25	2,025,000	2,070,563
Times Square Hotel Trust 8.528% 8/1/26 (d)	6,483,409	7,478,827
		17,348,190
Household Durables - 3.1%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (d)	14,772,000	13,830,285
6.875% 2/15/21 (d)	15,709,000	15,787,545
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	7,605,000	6,616,350
6.75% 3/15/25	5,850,000	5,499,000
8.75% 3/15/22	7,540,000	8,007,857
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (d)	5,495,000	5,522,475
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (d)	5,580,000	5,552,100
6.5% 12/15/20 (d)	12,085,000	12,217,935
KB Home 8% 3/15/20	8,465,000	8,994,063
LGI Homes, Inc. 6.875% 7/15/26 (d)	4,245,000	4,245,000
M/I Homes, Inc.:
5.625% 8/1/25	7,965,000	7,469,577
6.75% 1/15/21	3,803,000	3,902,829
Meritage Homes Corp.:
5.125% 6/6/27	5,035,000	4,619,613
6% 6/1/25	4,000,000	4,027,560
7% 4/1/22	7,525,000	8,089,375
7.15% 4/15/20	7,060,000	7,377,700
New Home Co. LLC 7.25% 4/1/22	9,200,000	9,436,072
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (d)	4,100,000	4,088,520
TRI Pointe Homes, Inc.:
5.25% 6/1/27	5,045,000	4,628,788
5.875% 6/15/24	7,890,000	7,830,825
William Lyon Homes, Inc.:
5.875% 1/31/25	6,135,000	5,798,557
7% 8/15/22	8,180,000	8,333,375
		161,875,401
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,311,037
TOTAL CONSUMER DISCRETIONARY		180,534,628
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
Ahold Lease U.S.A., Inc. 7.82% 1/2/20	87,104	88,700
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	17,225,000	15,469,428
6.625% 6/15/24	10,760,000	10,302,700
Albertsons, Inc. 8.7% 5/1/30	5,080,000	4,394,200
C&S Group Enterprises LLC 5.375% 7/15/22 (d)	9,705,000	9,620,081
Cumberland Farms, Inc. 6.75% 5/1/25 (d)	2,075,000	2,087,969
		41,963,078
FINANCIALS - 0.6%
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP:
3.65% 6/15/24	6,000,000	5,774,001
3.85% 2/1/25	8,384,000	8,086,364
Five Point Operation Co. LP 7.875% 11/15/25 (d)	11,025,000	11,190,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,703,000
6.25% 2/1/22	1,695,000	1,727,832
		30,481,572
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25 (d)	4,235,000	4,182,063
TOTAL FINANCIALS		34,663,635
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
QCP SNF West (REIT) LLC 8.125% 11/1/23 (d)	6,245,000	6,791,438
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,675,000	5,689,188
5.5% 2/1/21	12,305,000	12,474,194
		24,954,820
INDUSTRIALS - 0.2%
Building Products - 0.2%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (d)	8,900,000	8,811,000
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	3,610,000	3,623,538
REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 6.5%
ARC Properties Operating Partnership LP 4.6% 2/6/24	10,480,000	10,493,058
Care Capital Properties LP 5.125% 8/15/26	20,493,000	19,668,970
CBL & Associates LP:
4.6% 10/15/24	26,758,000	22,297,602
5.25% 12/1/23	11,500,000	10,175,564
5.95% 12/15/26	10,434,000	8,992,511
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	7,577,000	7,368,633
DDR Corp.:
3.625% 2/1/25	5,551,000	5,263,863
4.625% 7/15/22	2,096,000	2,145,959
Equinix, Inc. 5.375% 5/15/27	6,620,000	6,669,650
HCP, Inc.:
4% 6/1/25	1,000,000	977,198
4.25% 11/15/23	1,707,000	1,712,959
Healthcare Realty Trust, Inc. 3.75% 4/15/23	966,000	946,203
Healthcare Trust of America Holdings LP 3.75% 7/1/27	8,395,000	7,928,594
Hospitality Properties Trust 5% 8/15/22	3,177,000	3,271,045
iStar Financial, Inc.:
4.625% 9/15/20	6,755,000	6,695,894
5% 7/1/19	15,659,000	15,672,702
5.25% 9/15/22	4,220,000	4,114,500
6% 4/1/22	8,375,000	8,364,531
Lexington Corporate Properties Trust 4.4% 6/15/24	2,180,000	2,143,624
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	6,145,000	5,945,288
5.25% 8/1/26	7,700,000	7,584,500
6.375% 3/1/24	4,000,000	4,200,000
National Retail Properties, Inc. 3.5% 10/15/27	3,421,000	3,198,440
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,303,000	3,278,308
4.5% 4/1/27	2,462,000	2,347,920
4.75% 1/15/28	12,204,000	11,793,667
4.95% 4/1/24	2,898,000	2,930,549
Regency Centers LP 3.6% 2/1/27	2,558,000	2,430,722
SBA Communications Corp. 4% 10/1/22	5,535,000	5,356,884
Select Income REIT:
4.15% 2/1/22	11,170,000	11,087,305
4.25% 5/15/24	5,030,000	4,812,343
4.5% 2/1/25	21,294,000	20,611,565
Senior Housing Properties Trust:
3.25% 5/1/19	7,382,000	7,385,737
4.75% 5/1/24	44,895,000	44,739,280
4.75% 2/15/28	1,000,000	971,357
6.75% 4/15/20	13,624,000	14,074,623
6.75% 12/15/21	8,000,000	8,541,651
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	10,958,318
WP Carey, Inc.:
4% 2/1/25	6,985,000	6,763,592
4.25% 10/1/26	7,242,000	7,062,213
4.6% 4/1/24	11,323,000	11,423,339
		342,400,661
Real Estate Management & Development - 2.4%
Greystar Real Estate Partners 5.75% 12/1/25 (d)	7,625,000	7,396,250
Howard Hughes Corp. 5.375% 3/15/25 (d)	26,067,000	25,513,076
Kennedy-Wilson, Inc.:
5.875% 4/1/24	34,760,000	33,891,000
5.875% 4/1/24 (d)	7,755,000	7,561,125
Mattamy Group Corp.:
6.5% 10/1/25 (d)	11,595,000	11,305,125
6.875% 12/15/23 (d)	5,425,000	5,513,156
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,633,352
4.3% 10/15/23	2,203,000	2,234,978
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (d)	2,803,000	2,800,281
5.625% 3/1/24 (d)	7,045,000	6,853,376
Washington Prime Group LP 5.95% 8/15/24	21,080,000	20,819,049
		125,520,768
TOTAL REAL ESTATE		467,921,429

TOTAL NONCONVERTIBLE BONDS		762,472,128

TOTAL CORPORATE BONDS
(Cost $1,005,994,748)		1,000,152,731

Asset-Backed Securities - 2.5%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (d)	3,000,000	3,281,031
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	9,025,000	9,984,533
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (d)	1,999,310	2,119,998
Class F, 5.885% 4/17/52 (d)	2,000,000	2,119,182
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (d)	8,259,000	8,975,475
Class XS, 0% 10/17/45 (d)(e)(f)	4,750,211	48
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 3.5863% 3/20/50 (d)(e)(g)(h)	2,250,000	225
Colony Starwood Homes Series 2016-2A Class F, 1 month U.S. LIBOR + 4.150% 6.2233% 12/17/33 (d)(e)(h)	1,500,000	1,548,534
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	446,354	410,043
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	2,078,169	2,118,456
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (e)	931,832	947,017
Series 1997-3 Class M1, 7.53% 3/15/28	6,165,103	6,154,087
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 5.6241% 7/17/34 (d)(e)(h)	6,318,500	6,360,901
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 6.7851% 10/17/33 (d)(e)(h)	3,393,000	3,424,427
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.284% 7/17/37 (d)(e)(h)	3,896,000	3,901,418
Invitation Homes Trust:
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 3.000% 5.0851% 12/17/36 (d)(e)(h)	8,442,000	8,551,846
Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.3216% 6/17/37 (d)(e)(h)	3,000,000	2,999,990
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	762,408	535,439
Merit Securities Corp. Series 13 Class M1, 7.9296% 12/28/33 (e)	1,854,289	1,908,208
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (d)	2,940,000	3,048,054
Series 2016-SFR1 Class F, 1 month U.S. LIBOR + 5.000% 7.0851% 9/17/33 (d)(e)(h)	8,459,000	8,494,659
Series 2017-SFR1 Class F, 5.35% 8/17/34 (d)	3,073,000	3,122,910
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (d)(h)	2,568,000	2,567,541
Series 2018-SFR2 Class F, 4.953% 8/17/35 (d)	3,402,000	3,398,811
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 4.6851% 1/17/35 (d)(e)(h)	5,906,000	5,941,647
Class F, 1 month U.S. LIBOR + 3.400% 5.4851% 1/17/35 (d)(e)(h)	12,671,000	12,771,164
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3 month U.S. LIBOR + 2.650% 5.0131% 2/5/36 (d)(e)(g)(h)	4,358,340	327
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (d)	8,442,000	8,510,503
Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)	3,785,000	3,810,892
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)	1,000,000	993,129
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (d)	2,544,000	2,607,930
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (d)	7,797,000	8,031,237
Series 2018-1A Class F, 5.25% 2/15/48 (d)	1,354,000	1,353,573
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 3 month U.S. LIBOR + 1.950% 4.2813% 11/21/40 (d)(e)(h)	250,000	221,250
TOTAL ASSET-BACKED SECURITIES
(Cost $131,836,734)		130,214,485

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5422% 12/25/46 (d)(e)	4,500,000	4,623,571
Series 2010-K7 Class B, 5.6858% 4/25/20 (d)(e)	3,200,000	3,306,267
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 1 month U.S. LIBOR + 11.950% 14.0363% 6/10/35 (d)(e)(h)	48,825	26,390
RESIX Finance Ltd. floater:
Series 2004-A Class B7, 1 month U.S. LIBOR + 4.250% 6.2962% 2/10/36 (d)(e)(g)(h)	14,817	200
Series 2004-B Class B7, 1 month U.S. LIBOR + 4.000% 6.0464% 2/10/36 (d)(e)(g)(h)	8,789	63

TOTAL PRIVATE SPONSOR		7,956,491

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.7726% 2/25/42 (d)(e)	50,668	17,566
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.7153% 6/25/43 (d)(e)	86,035	40,557

TOTAL U.S. GOVERNMENT AGENCY		58,123

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,773,206)		8,014,614

Commercial Mortgage Securities - 16.4%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (d)	2,000,000	2,131,094
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	3,349,000	2,717,581
Series 2018-BN12 Class D, 3% 5/15/61 (d)	1,701,000	1,303,366
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (d)(e)	8,413,000	8,073,498
Class F, 4.4272% 9/10/28 (d)(e)	4,074,000	3,746,545
BX Trust Series 2017-IMC Class F, 1 month U.S. LIBOR + 4.250% 6.3233% 10/15/32 (d)(e)(h)	12,691,000	12,754,432
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (d)(e)	4,536,000	4,548,728
Class F, 5.6712% 4/10/29 (d)(e)	9,710,000	9,331,325
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	3,391,000	2,813,410
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class F, 3.9121% 4/10/28 (d)(e)	9,911,000	9,808,275
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 5.3233% 7/15/30 (d)(e)(h)	5,000,000	4,989,318
Class E, 1 month U.S. LIBOR + 3.872% 5.9431% 7/15/30 (d)(e)(h)	6,741,000	6,696,477
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2749% 9/10/46 (d)(e)	5,254,000	5,167,173
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.4233% 7/15/27 (d)(e)(h)	2,933,000	2,951,082
Series 2016-C3 Class D, 3% 11/15/49 (d)	7,089,000	5,446,837
Series 2016-SMPL Class E, 4.509% 9/10/31 (d)	1,701,000	1,699,031
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	7,300,000	5,730,414
Series 2012-CR1:
Class C, 5.4983% 5/15/45 (e)	1,000,000	1,029,279
Class D, 5.4983% 5/15/45 (d)(e)	5,550,000	5,543,487
Class G, 2.462% 5/15/45 (d)	6,346,000	4,607,247
Series 2012-CR5 Class D, 4.4638% 12/10/45 (d)(e)	2,000,000	1,923,350
Series 2012-LC4:
Class C, 5.7774% 12/10/44 (e)	2,000,000	1,986,373
Class D, 5.7774% 12/10/44 (d)(e)	11,675,000	10,616,585
Series 2013-CCRE6 Class E, 4.2031% 3/10/46 (d)(e)	882,000	715,281
Series 2013-CR10 Class D, 4.9497% 8/10/46 (d)(e)	4,544,000	4,019,089
Series 2013-CR12 Class D, 5.2474% 10/10/46 (d)(e)	4,500,000	3,868,104
Series 2013-CR6 Class F, 4.2031% 3/10/46 (d)(e)	8,038,000	5,345,809
Series 2013-CR9 Class D, 4.404% 7/10/45 (d)(e)	1,404,000	1,208,436
Series 2013-LC6 Class D, 4.4414% 1/10/46 (d)(e)	8,301,000	7,890,164
Series 2014-CR17:
Class D, 4.9615% 5/10/47 (d)(e)	2,500,000	2,233,265
Class E, 4.9615% 5/10/47 (d)(e)	3,098,000	2,487,488
Series 2014-UBS2 Class D, 5.0145% 3/10/47 (d)(e)	3,713,000	3,170,809
Series 2016-CD1 Class D, 2.9043% 8/10/49 (d)(e)	9,452,000	7,622,109
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	2,800,000	2,304,489
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)	2,800,000	2,299,327
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.9926% 8/15/45 (d)(e)	4,500,000	4,419,294
Class E, 4.9926% 8/15/45 (d)(e)	8,000,000	7,648,614
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (d)(e)	10,945,000	10,505,523
Series 2015-WEST Class F, 4.3677% 2/10/37 (d)(e)	12,745,000	12,202,615
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.47% 6/15/50 (d)	4,346,000	3,808,395
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (d)(e)	5,076,000	4,892,543
Series 2017-CX9 Class D, 4.2977% 9/15/50 (d)(e)	2,568,000	2,131,844
CSMC Trust Series 2016-MFF Class F, 1 month U.S. LIBOR + 7.250% 9.3216% 11/15/33 (d)(e)(h)	6,300,000	6,358,788
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (d)(e)	1,000,000	978,837
Class E, 5.099% 1/10/34 (d)(e)	10,853,000	10,336,724
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8842% 11/10/46 (d)(e)	14,031,000	14,484,420
Class G, 4.652% 11/10/46 (d)	12,360,000	11,118,209
Series 2011-LC3A Class D, 5.5154% 8/10/44 (d)(e)	3,945,000	4,053,618
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.577% 12/25/43 (e)(f)	12,206,096	699,192
Series K012 Class X3, 2.3288% 1/25/41 (e)(f)	20,724,835	1,052,146
Series K013 Class X3, 2.814% 1/25/43 (e)(f)	14,360,000	941,832
Series KAIV Class X2, 3.6147% 6/25/41 (e)(f)	7,430,000	684,506
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/34 (d)(e)	4,364,000	4,316,555
Class FFX, 3.4949% 12/15/34 (d)(e)	14,402,000	14,177,987
Class GFX, 3.4949% 12/15/34 (d)(e)	24,194,000	23,692,671
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.0379% 11/21/35 (d)(e)(h)	2,500,000	2,499,995
GS Mortgage Securities Corp. II Series 2010-C1 Class D, 6.1964% 8/10/43 (d)(e)	1,966,000	1,990,880
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.7% 7/15/35 (d)(e)(h)	3,808,000	3,766,463
Series 2010-C2 Class D, 5.3547% 12/10/43 (d)(e)	3,000,000	3,046,714
Series 2011-GC5:
Class C, 5.5644% 8/10/44 (d)(e)	9,000,000	9,302,556
Class D, 5.5644% 8/10/44 (d)(e)	7,000,000	6,823,282
Class E, 5.5644% 8/10/44 (d)(e)	8,230,000	6,791,859
Class F, 4.5% 8/10/44 (d)	7,986,000	4,341,613
Series 2012-GC6:
Class C, 5.8403% 1/10/45 (d)(e)	3,600,000	3,741,774
Class D, 5.8403% 1/10/45 (d)(e)	4,165,000	3,975,119
Class E, 5% 1/10/45 (d)(e)	4,516,000	3,888,303
Series 2012-GCJ7:
Class C, 5.8874% 5/10/45 (e)	6,500,000	6,686,046
Class D, 5.8874% 5/10/45 (d)(e)	10,192,000	9,751,872
Class E, 5% 5/10/45 (d)	6,920,000	4,785,586
Series 2012-GCJ9 Class D, 4.9058% 11/10/45 (d)(e)	5,565,000	5,302,307
Series 2013-GC14 Class D, 4.9229% 8/10/46 (d)(e)	1,680,000	1,601,750
Series 2013-GC16:
Class D, 5.503% 11/10/46 (d)(e)	3,750,000	3,696,472
Class F, 3.5% 11/10/46 (d)	7,303,000	5,314,975
Series 2016-GS3 Class D, 2.62% 10/10/49 (d)	3,398,000	2,662,728
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)	29,826,000	30,565,145
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (d)(e)	2,509,000	2,466,667
Class F, 4.2022% 2/10/29 (d)(e)	15,890,000	15,530,473
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.3333% 11/5/38 (d)(e)	8,440,000	7,550,911
Series 2016-SFP Class F, 6.1552% 11/5/35 (d)	8,457,000	8,564,017
IMT Trust Series 2017-APTS:
Class EFX, 3.6132% 6/15/34 (d)(e)	9,317,000	8,580,033
Class FFL, 1 month U.S. LIBOR + 2.850% 4.9216% 6/15/34 (d)(e)(h)	3,909,000	3,917,450
Independence Plaza Trust Series 2018-INDP Class E, 5.06% 7/10/35 (d)	2,896,000	2,901,105
Invitation Homes Trust floater Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.25% 7/17/37 (d)(e)(h)	8,405,000	8,404,971
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-LAQ Class E, 1 month U.S. LIBOR + 3.000% 5% 6/15/32 (d)(e)(h)	1,680,000	1,689,447
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	8,738,000	7,508,100
Series 2014-C26 Class D, 4.0667% 1/15/48 (d)(e)	3,398,000	2,973,637
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5957% 12/15/49 (d)(e)	10,241,000	8,555,864
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.2227% 12/15/49 (d)(e)	7,388,000	6,007,713
Series 2018-C8 Class D, 3.2458% 6/15/51 (d)(e)	1,698,000	1,330,875
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6578% 1/12/37 (d)(e)	659,056	674,098
Series 2010-CNTR Class XB, 1.1366% 8/5/32 (d)(f)	32,655,000	492,271
Series 2012-CBX:
Class C, 5.2137% 6/15/45 (e)	4,530,000	4,572,249
Class E, 5.2137% 6/15/45 (d)(e)	4,635,000	4,222,035
Class F, 4% 6/15/45 (d)	8,192,000	6,242,423
Class G 4% 6/15/45 (d)	4,044,000	2,142,599
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.8653% 2/15/46 (d)(e)	11,147,000	10,920,238
Class G, 4.409% 2/15/46 (d)(e)	4,671,000	3,785,054
Class H, 4.409% 2/15/46 (d)(e)	7,077,000	5,175,875
Series 2011-C4 Class F, 3.873% 7/15/46 (d)	1,400,000	1,367,592
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (e)	848,000	828,033
Class D, 4.2985% 4/15/46 (e)	7,672,000	6,642,135
Class E, 3.25% 4/15/46 (d)(e)	472,000	340,787
Class F, 3.25% 4/15/46 (d)(e)	2,518,000	1,519,306
Series 2014-DSTY Class E, 3.9314% 6/10/27 (d)(e)	2,752,000	2,037,174
Series 2015-UES Class F, 3.7417% 9/5/32 (d)(e)	5,432,000	5,309,378
Series 2018-AON Class F, 4.6132% 7/5/31 (d)	5,096,000	4,983,996
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (d)	105,503	98,957
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.2247% 1/20/41 (d)(e)	3,000,000	2,981,752
Class E, 5.2247% 1/20/41 (d)(e)	4,800,000	4,429,080
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7803% 5/12/39 (e)	2,172,254	2,192,630
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.8428% 8/15/45 (d)(e)	3,889,000	3,849,392
Series 2012-C6 Class D, 4.7268% 11/15/45 (d)(e)	2,000,000	2,004,870
Series 2013-C12 Class D, 4.9239% 10/15/46 (d)(e)	7,164,000	6,764,894
Series 2013-C13:
Class D, 5.0515% 11/15/46 (d)(e)	5,277,000	5,195,457
Class E, 5.0515% 11/15/46 (d)(e)	3,379,000	2,972,356
Series 2013-C7:
Class D, 4.3877% 2/15/46 (d)(e)	5,650,000	5,155,482
Class E, 4.3877% 2/15/46 (d)(e)	1,000,000	787,697
Series 2013-C9:
Class C, 4.1797% 5/15/46 (e)	3,339,000	3,240,792
Class D, 4.2677% 5/15/46 (d)(e)	5,137,000	4,790,548
Series 2016-C30 Class D, 3% 9/15/49 (d)	5,408,000	4,073,461
Series 2016-C31 Class D, 3% 11/15/49 (d)(e)	1,500,000	1,123,088
Series 2016-C32 Class D, 3.396% 12/15/49 (d)	5,929,000	4,809,764
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.6009% 3/15/45 (d)(e)	3,640,000	3,143,140
Series 1997-RR Class F, 7.51% 4/30/39 (d)(e)	203,915	202,246
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)	426,754	364,537
Series 2011-C2:
Class D, 5.6659% 6/15/44 (d)(e)	5,387,000	5,286,864
Class E, 5.6659% 6/15/44 (d)(e)	12,150,000	11,437,180
Class F, 5.6659% 6/15/44 (d)(e)	4,440,000	3,921,037
Class XB, 0.6118% 6/15/44 (d)(e)(f)	63,708,222	887,729
Series 2011-C3:
Class D, 5.3267% 7/15/49 (d)(e)	7,400,000	7,610,321
Class E, 5.3267% 7/15/49 (d)(e)	1,353,000	1,351,994
Class F, 5.3267% 7/15/49 (d)(e)	5,688,050	5,470,668
Class G, 5.3267% 7/15/49 (d)(e)	3,902,000	3,394,485
Series 2012-C4 Class D, 5.6009% 3/15/45 (d)(e)	6,310,000	5,988,239
Series 2015-MS1 Class D, 4.1647% 5/15/48 (d)(e)	10,956,000	9,285,176
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	5,013,000	4,207,027
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	3,000,000	2,366,947
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 8.9998% 8/15/19 (d)(e)(h)	7,805,403	7,881,905
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.3233% 8/15/34 (d)(e)(h)	13,370,859	13,454,466
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)	10,105,650	9,990,340
Class E, 6.8087% 11/15/34 (d)	9,659,400	9,167,279
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(e)	1,500,000	1,365,749
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 4.669% 6/15/35 (d)(e)(h)	1,743,000	1,744,659
Class WAN2, 1 month U.S. LIBOR + 3.750% 5.669% 6/15/35 (d)(e)(h)	651,000	651,608
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,155,513	5,074,713
Starwood Retail Property Trust Series 2014-STAR Class D, 1 month U.S. LIBOR + 3.250% 5.3216% 11/15/27 (d)(e)(h)	2,500,000	2,414,291
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4771% 8/15/39 (e)	127,811	128,167
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7289% 5/10/45 (d)(e)	3,235,000	3,194,669
Class E, 5% 5/10/45 (d)(e)	6,339,000	5,437,240
Class F, 5% 5/10/45 (d)(e)	2,221,350	1,573,841
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.2524% 1/10/45 (d)(e)	3,000,000	3,200,818
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.9229% 10/15/45 (d)(e)	12,964,000	12,823,915
Class E, 4.9229% 10/15/45 (d)(e)	7,588,000	7,030,863
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	6,979,000	5,588,751
Series 2016-C35 Class D, 3.142% 7/15/48 (d)	18,542,000	13,688,648
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	5,094,000	3,688,778
Series 2017-C38 Class D, 3% 7/15/50 (d)(e)	4,373,000	3,399,805
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)	4,000,000	2,271,404
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)	4,900,000	4,857,307
Class D, 5.8471% 3/15/44 (d)(e)	1,000,000	832,909
Class E, 5% 3/15/44 (d)	3,000,000	1,429,645
Series 2011-C5:
Class E, 5.8594% 11/15/44 (d)(e)	3,807,000	3,795,970
Class F, 5.25% 11/15/44 (d)(e)	3,000,000	2,617,457
Class G, 5.25% 11/15/44 (d)(e)	2,000,000	1,641,122
Series 2012-C7:
Class D, 4.9788% 6/15/45 (d)(e)	2,380,000	2,120,560
Class F, 4.5% 6/15/45 (d)	2,000,000	1,262,701
Series 2012-C8 Class E, 5.0557% 8/15/45 (d)(e)	2,922,500	2,791,267
Series 2013-C11:
Class D, 4.4135% 3/15/45 (d)(e)	5,830,000	5,485,770
Class E, 4.4135% 3/15/45 (d)(e)	4,780,000	3,783,205
Series 2013-C13 Class D, 4.276% 5/15/45 (d)(e)	4,000,000	3,692,710
Series 2013-C16 Class D, 5.1949% 9/15/46 (d)(e)	3,728,000	3,460,949
Series 2013-UBS1 Class D, 4.7694% 3/15/46 (d)(e)	4,589,000	4,217,662
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 1 month U.S. LIBOR + 3.720% 5.7936% 11/15/29 (d)(e)(h)	5,152,378	5,142,334
Class G, 1 month U.S. LIBOR + 3.020% 5.0933% 11/15/29 (d)(e)(h)	8,859,793	8,733,180
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(e)	6,725,000	5,187,157
Class PR2, 3.6332% 6/5/35 (d)(e)	2,541,000	1,823,660
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $848,373,988)		861,090,819

Bank Loan Obligations - 4.6%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.6%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8268% 12/22/24 (e)(h)	3,363,100	3,375,174
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0768% 8/30/23 (e)(h)	12,679,085	12,657,911
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0572% 6/10/22 (e)(h)	2,543,593	2,544,305
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.83% 4/27/24 (e)(h)	6,300,756	6,239,324
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3268% 5/31/25 (e)(h)	2,545,000	2,547,392
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8268% 5/30/25 (e)(h)	1,000,000	1,002,190
		28,366,296
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5694% 6/23/23 (e)(h)	12,360,601	11,925,384

TOTAL CONSUMER DISCRETIONARY		40,291,680

CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.3194% 6/22/23 (e)(h)	17,149,253	17,034,868
3 month U.S. LIBOR + 3.000% 5.337% 12/21/22 (e)(h)	11,499,606	11,449,353
		28,484,221
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.33% 6/1/25 (e)(h)	4,500,000	4,532,355
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.0844% 12/19/20 (e)(h)	22,071,682	21,830,218
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8435% 10/2/23 (e)(h)	3,373,841	3,387,539
		25,217,757

TOTAL ENERGY		29,750,112

FINANCIALS - 0.5%
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.4875% 2/6/21 (e)(g)	9,171,000	9,665,317
Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5735% 11/4/21 (e)(h)	13,815,584	13,818,762
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0785% 12/5/20 (e)(h)	3,296,009	3,306,985

TOTAL FINANCIALS		26,791,064

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.5572% 1/27/21 (e)(h)	5,995,082	5,884,353
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0768% 2/27/25 (e)(h)	2,044,875	2,034,651
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8435% 12/20/24 (e)(h)	3,363,495	3,380,312
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.800% 3.8785% 2/6/22 (e)(g)(h)	15,000,000	14,625,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8418% 6/28/23 (e)(h)	12,605,000	12,605,000
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.1% 3/23/24 (e)(h)	2,992,424	2,979,347
		30,209,347
Real Estate Management & Development - 0.6%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.58% 3/24/24 (e)(h)	3,096,374	3,092,503
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3165% 2/8/25 (e)(h)	4,000,000	4,002,520
Simply Storage Management LLC 8.2375% 9/6/21 (e)(g)	16,974,000	17,038,501
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.081% 12/22/24 (e)(h)	5,955,000	5,959,645
		30,093,169

TOTAL REAL ESTATE		60,302,516

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.08% 4/11/25 (e)(h)	11,960,000	11,927,110
UTILITIES - 0.6%
Electric Utilities - 0.2%
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8268% 1/30/24 (e)(h)	8,900,897	8,931,071
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8268% 1/30/24 (e)(h)	569,885	571,817
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.58% 12/2/21 (e)(h)	2,491,846	2,304,957
		11,807,845
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0768% 4/13/23 (e)(h)	8,316,308	8,330,862
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.3344% 10/18/22 (e)(h)	14,483,552	13,759,374
		22,090,236

TOTAL UTILITIES		33,898,081

TOTAL BANK LOAN OBLIGATIONS
(Cost $242,530,833)		242,744,100

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)(g)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)(g)	500,000	45,000
TOTAL PREFERRED SECURITIES
(Cost $1,297,768)		45,122
	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 1.96% (i)	348,302,152	348,371,812
Fidelity Securities Lending Cash Central Fund 1.97% (i)(j)	15,606,547	15,608,108
TOTAL MONEY MARKET FUNDS
(Cost $363,924,251)		363,979,920
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $5,004,657,334)		5,258,496,134
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(4,484,413)
NET ASSETS - 100%		$5,254,011,721

Legend

 (a) Affiliated company

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,169,567,528 or 22.3% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Level 3 security

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,957,774
Fidelity Securities Lending Cash Central Fund	358,945
Total	$5,316,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acadia Realty Trust (SBI)	$124,832,133	$3,899,390	$--	$3,554,765	$1,009,405	$(10,519,634)	$118,210,943
Ellington Financial LLC	25,147,846	1,105,555	--	2,662,777	--	699,375	26,952,776
Great Ajax Corp.	21,962,447	--	--	25,302	1,633,352	(435,890)	21,094,678
Great Ajax Corp. 7.25%	4,545,000	2,506,142	--	326,250	--	(68,742)	--
Total	$176,487,426	$7,511,087	$--	$6,569,094	$2,642,757	$(10,324,891)	$166,258,397

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$23,591,544	$23,591,544	$--	$--
Energy	3,000,000	--	3,000,000	--
Financials	700,679,568	683,053,558	17,626,010	--
Real Estate	1,921,618,965	1,861,244,595	60,374,370	--
Utilities	3,364,266	3,364,266	--	--
Corporate Bonds	1,000,152,731	--	1,000,152,731	--
Asset-Backed Securities	130,214,485	--	130,213,933	552
Collateralized Mortgage Obligations	8,014,614	--	8,014,351	263
Commercial Mortgage Securities	861,090,819	--	861,090,819	--
Bank Loan Obligations	242,744,100	--	201,415,282	41,328,818
Preferred Securities	45,122	--	--	45,122
Money Market Funds	363,979,920	363,979,920	--	--
Total Investments in Securities:	$5,258,496,134	$2,935,233,883	$2,281,887,496	$41,374,755

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$53,726,431
Net Realized Gain (Loss) on Investment Securities	109,454
Net Unrealized Gain (Loss) on Investment Securities	465,888
Cost of Purchases	9,689,437
Proceeds of Sales	(22,789,931)
Amortization/Accretion	127,539
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$41,328,818
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$410,229
Other Investments in Securities
Beginning Balance	$1,906,920
Net Realized Gain (Loss) on Investment Securities	71,923
Net Unrealized Gain (Loss) on Investment Securities	17,893
Cost of Purchases	92,444
Proceeds of Sales	(315,466)
Amortization/Accretion	(107,556)
Transfers into Level 3	--
Transfers out of Level 3	(1,620,221)
Ending Balance	$45,937
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(42,355)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.1%
AAA,AA,A	1.1%
BBB	8.9%
BB	9.0%
B	11.0%
CCC,CC,C	0.7%
Not Rated	11.9%
Equities	50.5%
Short-Term Investments and Net Other Assets	6.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $15,352,489) — See accompanying schedule: Unaffiliated issuers (cost $4,482,338,085)	$4,728,257,817
Fidelity Central Funds (cost $363,924,251)	363,979,920
Other affiliated issuers (cost $158,394,998)	166,258,397
Total Investment in Securities (cost $5,004,657,334)		$5,258,496,134
Cash		2,723,693
Receivable for investments sold		9,759,741
Receivable for fund shares sold		5,499,311
Dividends receivable		2,984,420
Interest receivable		21,332,181
Distributions receivable from Fidelity Central Funds		673,709
Prepaid expenses		13,049
Other receivables		33,443
Total assets		5,301,515,681
Liabilities
Payable for investments purchased	$23,454,574
Payable for fund shares redeemed	4,826,374
Accrued management fee	2,357,401
Distribution and service plan fees payable	264,351
Other affiliated payables	885,931
Other payables and accrued expenses	109,701
Collateral on securities loaned	15,605,628
Total liabilities		47,503,960
Net Assets		$5,254,011,721
Net Assets consist of:
Paid in capital		$4,874,648,138
Undistributed net investment income		38,805,646
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		86,719,050
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		253,838,887
Net Assets		$5,254,011,721
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($297,722,001 ÷ 24,839,866 shares)		$11.99
Maximum offering price per share (100/96.00 of $11.99)		$12.49
Class M:
Net Asset Value and redemption price per share ($55,175,226 ÷ 4,601,531 shares)		$11.99
Maximum offering price per share (100/96.00 of $11.99)		$12.49
Class C:
Net Asset Value and offering price per share ($227,457,520 ÷ 19,190,796 shares)(a)		$11.85
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,531,397,034 ÷ 210,087,983 shares)		$12.05
Class I:
Net Asset Value, offering price and redemption price per share ($2,142,259,940 ÷ 178,398,890 shares)		$12.01

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends (including $6,569,094 earned from other affiliated issuers)		$124,505,966
Interest		131,846,468
Income from Fidelity Central Funds		5,316,719
Total income		261,669,153
Expenses
Management fee	$28,363,995
Transfer agent fees	9,335,255
Distribution and service plan fees	3,528,520
Accounting and security lending fees	1,383,124
Custodian fees and expenses	60,495
Independent trustees' fees and expenses	22,388
Registration fees	208,238
Audit	113,871
Legal	12,655
Miscellaneous	38,308
Total expenses before reductions	43,066,849
Expense reductions	(161,892)
Total expenses after reductions		42,904,957
Net investment income (loss)		218,764,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	111,573,397
Fidelity Central Funds	7,996
Other affiliated issuers	2,642,757
Foreign currency transactions	(6,711)
Total net realized gain (loss)		114,217,439
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(212,759,316)
Fidelity Central Funds	(4,580)
Other affiliated issuers	(10,324,891)
Assets and liabilities in foreign currencies	(108)
Total change in net unrealized appreciation (depreciation)		(223,088,895)
Net gain (loss)		(108,871,456)
Net increase (decrease) in net assets resulting from operations		$109,892,740

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$218,764,196	$210,270,861
Net realized gain (loss)	114,217,439	36,915,809
Change in net unrealized appreciation (depreciation)	(223,088,895)	22,370,918
Net increase (decrease) in net assets resulting from operations	109,892,740	269,557,588
Distributions to shareholders from net investment income	(209,651,623)	(202,922,557)
Distributions to shareholders from net realized gain	(58,110,159)	(32,383,930)
Total distributions	(267,761,782)	(235,306,487)
Share transactions - net increase (decrease)	122,424,204	397,445,047
Redemption fees	106,734	449,735
Total increase (decrease) in net assets	(35,338,104)	432,145,883
Net Assets
Beginning of period	5,289,349,825	4,857,203,942
End of period	$5,254,011,721	$5,289,349,825
Other Information
Undistributed net investment income end of period	$38,805,646	$40,995,155

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.32	$12.25	$11.66	$11.86	$11.67
Income from Investment Operations
Net investment income (loss)A	.47	.49	.49	.52	.49
Net realized and unrealized gain (loss)	(.22)	.14	.73	.02	.44
Total from investment operations	.25	.63	1.22	.54	.93
Distributions from net investment income	(.45)	(.48)	(.48)	(.52)	(.50)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.58)	(.56)	(.63)B	(.74)C	(.74)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$11.99	$12.32	$12.25	$11.66	$11.86
Total ReturnE,F	2.13%	5.37%	11.01%	4.65%	8.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.03%	1.03%	1.04%	1.06%
Expenses net of fee waivers, if any	1.02%	1.03%	1.03%	1.03%	1.05%
Expenses net of all reductions	1.01%	1.02%	1.03%	1.03%	1.05%
Net investment income (loss)	3.98%	4.08%	4.29%	4.40%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$297,722	$355,400	$548,649	$495,462	$442,271
Portfolio turnover rateI	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.32	$12.26	$11.66	$11.86	$11.67
Income from Investment Operations
Net investment income (loss)A	.47	.49	.49	.51	.49
Net realized and unrealized gain (loss)	(.22)	.13	.73	.02	.43
Total from investment operations	.25	.62	1.22	.53	.92
Distributions from net investment income	(.45)	(.48)	(.48)	(.52)	(.50)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.58)	(.56)	(.62)	(.73)	(.73)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.99	$12.32	$12.26	$11.66	$11.86
Total ReturnD,E	2.10%	5.26%	11.06%	4.62%	8.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	1.06%	1.07%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.07%	1.06%	1.08%
Expenses net of all reductions	1.04%	1.05%	1.06%	1.06%	1.07%
Net investment income (loss)	3.95%	4.05%	4.26%	4.37%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$55,175	$64,158	$59,788	$55,424	$48,164
Portfolio turnover rateH	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$12.14	$11.55	$11.77	$11.59
Income from Investment Operations
Net investment income (loss)A	.38	.40	.40	.43	.40
Net realized and unrealized gain (loss)	(.22)	.13	.73	.01	.43
Total from investment operations	.16	.53	1.13	.44	.83
Distributions from net investment income	(.37)	(.39)	(.40)	(.45)	(.42)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.51)B	(.47)	(.54)	(.66)	(.65)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$11.85	$12.20	$12.14	$11.55	$11.77
Total ReturnE,F	1.31%	4.54%	10.29%	3.82%	7.66%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.78%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.76%	1.78%	1.78%	1.78%	1.79%
Expenses net of all reductions	1.76%	1.78%	1.78%	1.78%	1.79%
Net investment income (loss)	3.23%	3.32%	3.54%	3.65%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$227,458	$287,598	$289,430	$291,387	$246,306
Portfolio turnover rateI	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.51 per share is comprised of distributions from net investment income of $.373 and distributions from net realized gain of $.132 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$12.31	$11.71	$11.91	$11.71
Income from Investment Operations
Net investment income (loss)A	.51	.52	.52	.54	.52
Net realized and unrealized gain (loss)	(.22)	.14	.73	.02	.44
Total from investment operations	.29	.66	1.25	.56	.96
Distributions from net investment income	(.48)	(.51)	(.51)	(.55)	(.53)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.62)B	(.59)	(.65)	(.76)	(.76)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.05	$12.38	$12.31	$11.71	$11.91
Total ReturnE	2.40%	5.60%	11.29%	4.84%	8.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.78%	.82%	.83%	.83%
Expenses net of fee waivers, if any	.75%	.78%	.81%	.82%	.83%
Expenses net of all reductions	.75%	.77%	.81%	.82%	.83%
Net investment income (loss)	4.24%	4.33%	4.51%	4.61%	4.50%
Supplemental Data
Net assets, end of period (000 omitted)	$2,531,397	$2,630,901	$2,719,387	$2,561,268	$2,627,382
Portfolio turnover rateH	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $.132 per share.

 C Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.34	$12.27	$11.68	$11.88	$11.69
Income from Investment Operations
Net investment income (loss)A	.51	.52	.52	.55	.52
Net realized and unrealized gain (loss)	(.22)	.14	.73	.02	.44
Total from investment operations	.29	.66	1.25	.57	.96
Distributions from net investment income	(.49)	(.51)	(.52)	(.55)	(.53)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.62)	(.59)	(.66)	(.77)B	(.77)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.01	$12.34	$12.27	$11.68	$11.88
Total ReturnD	2.41%	5.66%	11.30%	4.92%	8.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.76%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.77%	.78%
Net investment income (loss)	4.25%	4.34%	4.56%	4.66%	4.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,142,260	$1,951,293	$1,239,950	$913,475	$809,854
Portfolio turnover rateG	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Real Estate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$394,714,519
Gross unrealized depreciation	(148,256,973)
Net unrealized appreciation (depreciation)	$246,457,546
Tax Cost	$5,012,038,588

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$50,371,649
Undistributed long-term capital gain	$82,869,359
Net unrealized appreciation (depreciation) on securities and other investments	$246,457,633

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$218,315,072	$ 202,922,557
Long-term Capital Gains	49,446,710	32,383,930
Total	$267,761,782	$ 235,306,487

Short-Term Trading (Redemption) Fees. Shares held by investors in the Funds less than 90 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,404,991,466 and $1,324,928,996, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$805,400	$–
Class M	-%	.25%	148,351	–
Class C	.75%	.25%	2,574,769	291,290
			$3,528,520	$291,290

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$24,653
Class M	5,798
Class C(a)	28,402
$58,853

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$616,548.19
Class M	128,988.22
Class C	481,597.19
Real Estate Income	4,538,696.18
Class I	3,569,426.17
	$9,335,255

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,162 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,837 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,115,251. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $358,945, including $25,992 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,638 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20,756.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $54,498.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Class A	$12,349,133	$19,398,648
Class M	2,255,950	2,428,967
Class C	8,342,624	9,371,104
Real Estate Income	103,116,422	109,435,619
Class I	83,587,494	62,288,219
Total	$209,651,623	$202,922,557
From net realized gain
Class A	$3,718,313	$3,567,509
Class M	680,353	398,948
Class C	3,070,508	1,939,550
Real Estate Income	28,258,214	17,827,432
Class I	22,382,771	8,650,491
Total	$58,110,159	$32,383,930

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Class A
Shares sold	6,036,517	12,839,240	$71,765,863	$153,895,562
Reinvestment of distributions	1,301,260	1,848,521	15,605,254	21,908,312
Shares redeemed	(11,347,678)	(30,631,418)	(134,310,067)	(367,310,909)
Net increase (decrease)	(4,009,901)	(15,943,657)	$(46,938,950)	$(191,507,035)
Class M
Shares sold	733,876	1,228,326	$8,765,829	$14,708,870
Reinvestment of distributions	238,619	221,980	2,863,295	2,637,477
Shares redeemed	(1,576,898)	(1,122,766)	(18,688,302)	(13,419,214)
Net increase (decrease)	(604,403)	327,540	$(7,059,178)	$3,927,133
Class C
Shares sold	2,391,083	5,359,653	$28,308,215	$63,747,841
Reinvestment of distributions	897,945	858,380	10,683,017	10,109,093
Shares redeemed	(7,673,573)	(6,493,102)	(89,721,727)	(77,061,823)
Net increase (decrease)	(4,384,545)	(275,069)	$(50,730,495)	$(3,204,889)
Real Estate Income
Shares sold	43,494,857	47,554,214	$518,900,815	$573,422,929
Reinvestment of distributions	9,523,043	9,324,516	114,640,546	111,248,966
Shares redeemed	(55,394,813)	(65,327,473)	(656,921,503)	(784,201,096)
Net increase (decrease)	(2,376,913)	(8,448,743)	$(23,380,142)	$(99,529,201)
Class I
Shares sold	81,604,369	91,593,798	$971,878,458	$1,102,392,455
Reinvestment of distributions	7,132,431	4,455,256	85,529,395	53,081,868
Shares redeemed	(68,424,382)	(38,982,165)	(806,874,884)	(467,715,284)
Net increase (decrease)	20,312,418	57,066,889	$250,532,969	$687,759,039

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.02%
Actual		$1,000.00	$1,037.50	$5.15
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.04%
Actual		$1,000.00	$1,036.50	$5.25
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class C	1.76%
Actual		$1,000.00	$1,033.10	$8.87
Hypothetical-C		$1,000.00	$1,016.07	$8.80
Real Estate Income	.75%
Actual		$1,000.00	$1,038.50	$3.79
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class I	.75%
Actual		$1,000.00	$1,038.60	$3.79
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Real Estate Income Fund
Class A	09/10/18	09/07/18	$0.132	$0.191
Class M	09/10/18	09/07/18	$0.131	$0.191
Class C	09/10/18	09/07/18	$0.108	$0.191
Fidelity Real Estate Income	09/10/18	09/07/18	$0.140	$0.191
Class I	09/10/18	09/07/18	$0.141	$0.191

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $108,134,418, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $54,447,650 of distributions paid during the period January 1, 2018 to July 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

REIA-ANN-0918
1.907549.108

Fidelity® Real Estate Income Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund	2.40%	6.54%	8.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,942	Fidelity® Real Estate Income Fund
$27,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2018, commercial real estate continued to benefit from a generally solid fundamental backdrop, with gently rising cash flows due to increasing rents and stable-to-rising occupancy rates. Certain markets, however, saw a modest pick-up in new supply, which slowed rental-income growth. For real estate investment trust (REIT) common stocks, it was an up-and-down period. U.S. REITs corrected sharply in late 2017 and the first two months of 2018 before enjoying a strong upward trend through the end of July. Higher interest rates also posed a headwind for U.S. REITs, as income-seeking investors perceived a correlation between the two. Against this backdrop, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 4.35%. In comparison, the S&P 500® index, a measure of the broad U.S. stock market, rose 16.24%. Meanwhile, higher interest rates slowed more rate-sensitive asset types, such as real estate preferred stocks and bonds. The past 12 months, real estate preferreds gained 1.76%, as measured by the MSCI REIT Preferred Index, while the ICE BofAML® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – returned -0.39%. In aggregate, real estate bonds continued to benefit from issuers’ strong credit quality, even as higher rates weighed on the securities’ prices.

Comments from Portfolio Manager Mark Snyderman:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly 1% to 2%, with all but one outpacing the 1.49% return of the Fidelity Real Estate Income Composite Index. The Composite index℠ is a 40/40/20 blend of the MSCI REIT Preferred Index, the ICE BofAML® US Real Estate Index and FTSE® NAREIT® All REITs Index. I was mildly disappointed with the fund's performance, given my goal of generating a long-term annualized return in the mid-to-upper-single digits. On the positive side, however, I'm pleased with how the fund's real estate bond and preferred stocks did, given rising interest rates. Our portfolio of commercial mortgage-backed securities (CMBS) gained 5%, while our high-yield real estate bonds rose 4% and our investment-grade debt had a roughly flat result – all outperforming the ICE BofAML real estate bond index. Meanwhile, our preferred stock portfolio gained 5%, outperforming the MSCI preferred stock index. I was happy with the performance of these asset classes because of my regular focus on managing the fund's interest rate risk. In contrast, several of our common stock holdings underperformed this period, led by a poor-performing position in Colony NorthStar that, in hindsight, was a mistake because the company's businesses haven't been as strong as I expected. Overall, our common stock portfolio produced a slightly positive return, compared with a 4.35% increase for the FTSE NAREIT index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Equity Lifestyle Properties, Inc.	2.9
Apartment Investment & Management Co. Class A	2.4
Acadia Realty Trust (SBI)	2.2
Ventas, Inc.	2.1
MFA Financial, Inc.	2.0
11.6

Top 5 Bonds as of July 31, 2018

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	0.9
RWT Holdings, Inc. 5.625% 11/15/19	0.7
PennyMac Corp. 5.375% 5/1/20	0.7
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.7
GS Mortgage Securities Trust Series 2016-REMZ Class MZB, 7.727% 2/10/21	0.6
3.6

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Mortgage	16.5
REITs - Health Care	8.3
REITs - Apartments	7.4
REITs - Diversified	6.6
REITs - Shopping Centers	4.0

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Common Stocks	31.9%
Preferred Stocks	17.1%
Bonds	33.6%
Convertible Securities	6.0%
Other Investments	4.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.8%

 * Foreign investments - 2.0%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 31.9%
	Shares	Value
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Wyndham Destinations, Inc.	271,200	$12,507,744
Wyndham Hotels & Resorts, Inc.	191,100	11,083,800
		23,591,544
FINANCIALS - 5.0%
Capital Markets - 1.1%
Brookfield Asset Management, Inc. Class A	674,100	28,443,978
Ellington Financial LLC (a)	1,635,484	26,952,776
		55,396,754
Insurance - 0.1%
FNF Group	188,500	7,634,250
Mortgage Real Estate Investment Trusts - 3.8%
Anworth Mortgage Asset Corp.	371,436	1,872,037
Chimera Investment Corp.	1,383,600	26,426,760
Dynex Capital, Inc.	1,315,663	8,749,159
Ellington Residential Mortgage REIT (b)	350,300	3,923,360
Great Ajax Corp. (a)	1,577,762	21,094,678
Hunt Companies Finance Trust I (b)	547,901	1,835,468
Invesco Mortgage Capital, Inc.	1,130,349	18,752,490
MFA Financial, Inc.	12,785,422	102,922,647
New Residential Investment Corp.	154,000	2,755,060
Redwood Trust, Inc.	647,900	10,891,199
		199,222,858

TOTAL FINANCIALS		262,253,862

REAL ESTATE - 26.4%
Equity Real Estate Investment Trusts (REITs) - 25.9%
Acadia Realty Trust (SBI) (a)	4,365,249	118,210,943
American Homes 4 Rent Class A	948,722	21,004,705
American Tower Corp.	654,300	96,993,432
Apartment Investment & Management Co. Class A	2,927,796	124,870,499
AvalonBay Communities, Inc.	192,200	33,990,570
Boardwalk (REIT) (b)	256,500	9,022,900
Brixmor Property Group, Inc.	308,200	5,452,058
Cedar Realty Trust, Inc.	299,963	1,427,824
Colony NorthStar, Inc.	8,369,748	51,557,648
Crown Castle International Corp.	133,100	14,751,473
DDR Corp.	1,379,550	18,899,835
Equinix, Inc.	151,600	66,594,848
Equity Lifestyle Properties, Inc.	1,671,802	152,117,257
Equity Residential (SBI)	895,203	58,573,132
Extra Space Storage, Inc.	88,800	8,344,536
Gramercy Property Trust	632,447	17,322,723
Healthcare Realty Trust, Inc.	431,300	12,813,923
Healthcare Trust of America, Inc.	1,158,860	31,660,055
Lexington Corporate Properties Trust	4,316,674	37,943,564
Mid-America Apartment Communities, Inc.	847,806	85,441,889
Omega Healthcare Investors, Inc. (b)	1,021,123	30,317,142
Public Storage	168,491	36,702,395
Rexford Industrial Realty, Inc.	307,400	9,418,736
Sabra Health Care REIT, Inc.	2,698,275	58,309,723
Safety Income and Growth, Inc.	393,600	7,006,080
Senior Housing Properties Trust (SBI)	2,539,000	45,295,760
Spirit MTA REIT	120,120	1,199,999
Spirit Realty Capital, Inc.	1,201,200	10,054,044
Store Capital Corp.	1,007,100	27,644,895
Terreno Realty Corp.	503,628	18,588,909
Ventas, Inc.	1,940,686	109,415,877
VEREIT, Inc.	2,775,234	21,175,035
Welltower, Inc.	343,974	21,532,772
		1,363,655,181
Real Estate Management & Development - 0.5%
Colony NorthStar Credit Real Estate, Inc. (b)	963,071	20,474,889
Retail Value, Inc. (c)	137,955	4,558,033
		25,032,922

TOTAL REAL ESTATE		1,388,688,103

TOTAL COMMON STOCKS
(Cost $1,442,302,243)		1,674,533,509

Preferred Stocks - 18.6%
Convertible Preferred Stocks - 1.5%
FINANCIALS - 0.3%
Mortgage Real Estate Investment Trusts - 0.3%
Great Ajax Corp. 7.25%	281,000	6,982,400
Sutherland Asset Management Corp. 7.00%	404,700	10,643,610
		17,626,010
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	136,759	4,778,305
Braemar Hotels & Resorts, Inc. 5.50%	95,791	1,829,608
Equity Commonwealth 6.50%	31,237	810,319
iStar Financial, Inc. Series J, 4.50%	213,773	10,047,630
Lexington Corporate Properties Trust Series C, 6.50%	468,142	22,933,808
QTS Realty Trust, Inc. 6.50% (c)	42,000	4,444,440
RLJ Lodging Trust Series A, 1.95%	31,935	841,487
Wheeler REIT, Inc. 8.75%	516,748	10,267,783
		55,953,380
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 7.012%	191,800	4,420,990
TOTAL REAL ESTATE		60,374,370

TOTAL CONVERTIBLE PREFERRED STOCKS		78,000,380

Nonconvertible Preferred Stocks - 17.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Global Partners LP 9.75%	120,000	3,000,000
FINANCIALS - 8.0%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,451,097
Mortgage Real Estate Investment Trusts - 7.8%
AG Mortgage Investment Trust, Inc.:
8.00%	618,287	15,716,856
8.25%	38,935	1,001,408
AGNC Investment Corp.:
Series B, 7.75%	427,100	11,028,576
Series C, 7.00%	361,900	9,379,109
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,399,741
Annaly Capital Management, Inc.:
Series C, 7.625%	190,417	4,857,271
Series D, 7.50%	621,976	15,816,850
Series F, 6.95%	1,250,552	31,857,312
Series G, 6.50%	720,300	17,481,681
Anworth Mortgage Asset Corp. Series A, 8.625%	238,275	6,397,350
Apollo Commercial Real Estate Finance, Inc. Series C, 8.00%	485,559	12,418,171
Arbor Realty Trust, Inc.:
Series A, 8.25%	189,089	4,906,860
Series B, 7.75%	240,000	6,153,600
Series C, 8.50%	100,000	2,642,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,844,638
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,105,048
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	246,500	6,285,750
Chimera Investment Corp.:
Series A, 8.00%	204,800	5,267,456
Series B, 8.00%	1,259,804	32,878,995
CYS Investments, Inc.:
Series A, 7.75%	118,428	2,965,437
Series B, 7.50%	496,667	12,268,172
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,247,507
Series B, 7.625%	252,120	6,214,758
Exantas Capital Corp. 8.625%	168,316	4,285,309
Hunt Companies Finance Trust I Series A, 8.75%	86,727	2,187,255
Invesco Mortgage Capital, Inc.:
7.50%	1,244,215	31,105,375
Series A, 7.75%	123,342	3,102,051
Series B, 7.75%	856,479	22,299,630
MFA Financial, Inc.:
8.00%	538,930	13,845,112
Series B, 7.50%	616,232	15,597,448
New York Mortgage Trust, Inc.:
Series B, 7.75%	284,267	6,869,312
Series C, 7.875%	280,725	6,830,039
Series D, 8.00%	313,300	7,475,338
PennyMac Mortgage Investment Trust:
8.125%	335,500	8,461,276
Series B, 8.00%	593,631	14,977,310
Two Harbors Investment Corp.:
Series A, 8.125%	450,000	12,094,335
Series B, 7.625%	618,504	15,808,962
Series C, 7.25%	509,288	12,548,143
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,605,120
		411,226,561
Real Estate Management & Development - 0.1%
Brookfield Properties Corp. Series EE, 5.10%	264,300	5,122,038
TOTAL FINANCIALS		420,799,696
REAL ESTATE - 9.0%
Equity Real Estate Investment Trusts (REITs) - 8.9%
American Homes 4 Rent:
Series D, 6.50%	280,000	7,336,000
Series E, 6.35%	210,000	5,451,621
Series F, 5.875%	250,809	6,270,225
Series G, 5.875%	202,000	4,995,460
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	11,770	305,369
Series F, 7.375%	268,000	6,463,946
Series G, 7.375%	120,000	2,910,000
Series H, 7.50%	168,800	4,137,474
Series I, 7.50%	168,900	4,099,693
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,465,334
Series C, 7.625%	146,969	3,624,285
Series D, 7.125%	170,000	3,891,300
Cedar Realty Trust, Inc.:
Series B, 7.25%	97,922	2,446,092
Series C, 6.50%	294,900	6,859,374
City Office REIT, Inc. Series A, 6.625%	180,500	4,458,350
Colony NorthStar, Inc.:
Series B, 8.25%	207,861	5,352,421
Series E, 8.75%	486,229	12,787,823
Series G, 7.50%	195,730	4,728,837
Series H, 7.125%	705,944	16,653,219
Series I, 7.15%	797,130	18,597,043
Series J, 7.15%	918,648	21,404,498
DDR Corp.:
Series J, 6.50%	340,721	8,463,510
Series K, 6.25%	228,888	5,548,245
Digital Realty Trust, Inc.:
Series C, 6.625%	84,000	2,232,720
Series G, 5.875%	40,444	1,022,020
Series H, 7.375%	50,000	1,301,400
Farmland Partners, Inc. Series B, 6.00%	630,200	14,614,338
General Growth Properties, Inc. Series A, 6.375%	190,963	4,690,051
Gladstone Commercial Corp. Series D, 7.00%	538,800	13,672,050
Gladstone Land Corp. Series A, 6.375%	64,000	1,630,080
Global Medical REIT, Inc. Series A, 7.50%	135,100	3,353,858
Global Net Lease, Inc. Series A, 7.25%	509,800	12,903,446
Government Properties Income Trust 5.875%	202,500	5,100,975
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,219,500
Series D, 6.50%	200,000	4,624,000
Investors Real Estate Trust Series C, 6.625%	320,900	7,947,506
iStar Financial, Inc.:
Series D, 8.00%	188,329	4,802,390
Series G, 7.65%	222,721	5,576,934
Series I, 7.50%	161,269	3,972,055
Jernigan Capital, Inc. Series B, 7.00%	84,284	2,037,363
LaSalle Hotel Properties:
Series I, 6.375%	354,698	8,849,715
Series J, 6.30%	240,000	6,048,000
Monmouth Real Estate Investment Corp. Series C, 6.125%	225,900	5,512,773
National Retail Properties, Inc. Series E, 5.70%	301,404	7,607,738
National Storage Affiliates Trust Series A, 6.00%	67,600	1,688,648
Pebblebrook Hotel Trust:
Series C, 6.50%	204,321	5,142,514
Series D, 6.375%	350,000	8,725,500
Pennsylvania (REIT):
Series B, 7.375%	100,510	2,466,515
Series C, 7.20%	51,000	1,199,520
Series D, 6.875%	151,800	3,427,644
Plymouth Industrial REIT, Inc. Series A, 7.50%	169,400	4,217,891
Prologis, Inc. Series Q, 8.54%	94,446	6,058,711
Public Storage:
Series F, 5.15%	173,400	4,303,788
Series Y, 6.375%	102,224	2,641,468
QTS Realty Trust, Inc. Series A, 7.125%	30,000	766,200
RAIT Financial Trust:
7.125%	336,786	7,682,089
7.625%	224,590	4,395,226
Rexford Industrial Realty, Inc.:
Series A, 5.875%	135,000	3,324,038
Series B, 5.875%	79,500	1,955,700
Saul Centers, Inc.:
Series C, 6.875%	183,479	4,586,975
Series D, 6.125%	83,700	1,966,950
Sotherly Hotels, Inc.:
Series B, 8.00%	68,000	1,721,080
Series C, 7.875%	108,200	2,708,571
Spirit Realty Capital, Inc. Series A, 6.00%	95,200	2,239,409
Stag Industrial, Inc. Series C, 6.875%	83,000	2,186,793
Summit Hotel Properties, Inc.:
Series D, 6.45%	210,000	5,105,100
Series E, 6.25%	190,000	4,489,700
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,094,310
Series F, 6.45%	84,000	2,125,200
Taubman Centers, Inc. Series K, 6.25%	157,322	3,925,184
UMH Properties, Inc.:
Series B, 8.00%	319,604	8,629,308
Series C, 6.75%	341,140	8,825,292
Series D, 6.375%	93,800	2,248,395
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	160,000	4,016,000
Series H, 6.25%	284,500	7,077,194
VEREIT, Inc. Series F, 6.70%	1,959,376	49,885,713
Washington Prime Group, Inc.:
Series H, 7.50%	198,527	4,635,605
Series I, 6.875%	298,115	6,278,302
		469,709,564
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP Series B, 7.90%	117,700	2,846,928
TOTAL REAL ESTATE		472,556,492
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	169,300	3,364,266

TOTAL NONCONVERTIBLE PREFERRED STOCKS		899,720,454

TOTAL PREFERRED STOCKS
(Cost $960,623,563)		977,720,834
	Principal Amount	Value

Corporate Bonds - 19.0%
Convertible Bonds - 4.5%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23 unit (d)	8,100,000	8,104,050
FINANCIALS - 4.4%
Diversified Financial Services - 0.1%
Granite Point Mortgage Trust, Inc. 5.625% 12/1/22 (d)	6,770,000	6,912,231
Mortgage Real Estate Investment Trusts - 4.3%
Arbor Realty Trust, Inc.:
5.25% 7/1/21 (d)	5,100,000	5,206,131
5.25% 7/1/21 (d)	6,710,000	6,589,904
Blackstone Mortgage Trust, Inc.:
4.375% 5/5/22	16,780,000	16,542,009
4.75% 3/15/23	3,900,000	3,810,983
Colony Financial, Inc.:
3.875% 1/15/21	19,280,000	18,248,520
5% 4/15/23	26,083,000	24,713,643
Exantas Capital Corp.:
4.5% 8/15/22	5,050,000	5,122,629
6% 12/1/18	6,100,000	6,245,180
8% 1/15/20	13,890,000	14,385,317
PennyMac Corp. 5.375% 5/1/20	35,606,000	35,609,454
Redwood Trust, Inc. 5.625% 7/15/24	11,710,000	11,527,020
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	37,292,134
Starwood Property Trust, Inc. 4.375% 4/1/23	11,080,000	11,119,412
Two Harbors Investment Corp. 6.25% 1/15/22	4,380,000	4,506,600
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	21,100,000	21,745,386
		222,664,322
TOTAL FINANCIALS		229,576,553

TOTAL CONVERTIBLE BONDS		237,680,603

Nonconvertible Bonds - 14.5%
CONSUMER DISCRETIONARY - 3.4%
Hotels, Restaurants & Leisure - 0.3%
ESH Hospitality, Inc. 5.25% 5/1/25 (d)	8,040,000	7,798,800
FelCor Lodging LP 6% 6/1/25	2,025,000	2,070,563
Times Square Hotel Trust 8.528% 8/1/26 (d)	6,483,409	7,478,827
		17,348,190
Household Durables - 3.1%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (d)	14,772,000	13,830,285
6.875% 2/15/21 (d)	15,709,000	15,787,545
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	7,605,000	6,616,350
6.75% 3/15/25	5,850,000	5,499,000
8.75% 3/15/22	7,540,000	8,007,857
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (d)	5,495,000	5,522,475
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (d)	5,580,000	5,552,100
6.5% 12/15/20 (d)	12,085,000	12,217,935
KB Home 8% 3/15/20	8,465,000	8,994,063
LGI Homes, Inc. 6.875% 7/15/26 (d)	4,245,000	4,245,000
M/I Homes, Inc.:
5.625% 8/1/25	7,965,000	7,469,577
6.75% 1/15/21	3,803,000	3,902,829
Meritage Homes Corp.:
5.125% 6/6/27	5,035,000	4,619,613
6% 6/1/25	4,000,000	4,027,560
7% 4/1/22	7,525,000	8,089,375
7.15% 4/15/20	7,060,000	7,377,700
New Home Co. LLC 7.25% 4/1/22	9,200,000	9,436,072
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (d)	4,100,000	4,088,520
TRI Pointe Homes, Inc.:
5.25% 6/1/27	5,045,000	4,628,788
5.875% 6/15/24	7,890,000	7,830,825
William Lyon Homes, Inc.:
5.875% 1/31/25	6,135,000	5,798,557
7% 8/15/22	8,180,000	8,333,375
		161,875,401
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,311,037
TOTAL CONSUMER DISCRETIONARY		180,534,628
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
Ahold Lease U.S.A., Inc. 7.82% 1/2/20	87,104	88,700
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	17,225,000	15,469,428
6.625% 6/15/24	10,760,000	10,302,700
Albertsons, Inc. 8.7% 5/1/30	5,080,000	4,394,200
C&S Group Enterprises LLC 5.375% 7/15/22 (d)	9,705,000	9,620,081
Cumberland Farms, Inc. 6.75% 5/1/25 (d)	2,075,000	2,087,969
		41,963,078
FINANCIALS - 0.6%
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP:
3.65% 6/15/24	6,000,000	5,774,001
3.85% 2/1/25	8,384,000	8,086,364
Five Point Operation Co. LP 7.875% 11/15/25 (d)	11,025,000	11,190,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,703,000
6.25% 2/1/22	1,695,000	1,727,832
		30,481,572
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25 (d)	4,235,000	4,182,063
TOTAL FINANCIALS		34,663,635
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
QCP SNF West (REIT) LLC 8.125% 11/1/23 (d)	6,245,000	6,791,438
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,675,000	5,689,188
5.5% 2/1/21	12,305,000	12,474,194
		24,954,820
INDUSTRIALS - 0.2%
Building Products - 0.2%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (d)	8,900,000	8,811,000
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	3,610,000	3,623,538
REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 6.5%
ARC Properties Operating Partnership LP 4.6% 2/6/24	10,480,000	10,493,058
Care Capital Properties LP 5.125% 8/15/26	20,493,000	19,668,970
CBL & Associates LP:
4.6% 10/15/24	26,758,000	22,297,602
5.25% 12/1/23	11,500,000	10,175,564
5.95% 12/15/26	10,434,000	8,992,511
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	7,577,000	7,368,633
DDR Corp.:
3.625% 2/1/25	5,551,000	5,263,863
4.625% 7/15/22	2,096,000	2,145,959
Equinix, Inc. 5.375% 5/15/27	6,620,000	6,669,650
HCP, Inc.:
4% 6/1/25	1,000,000	977,198
4.25% 11/15/23	1,707,000	1,712,959
Healthcare Realty Trust, Inc. 3.75% 4/15/23	966,000	946,203
Healthcare Trust of America Holdings LP 3.75% 7/1/27	8,395,000	7,928,594
Hospitality Properties Trust 5% 8/15/22	3,177,000	3,271,045
iStar Financial, Inc.:
4.625% 9/15/20	6,755,000	6,695,894
5% 7/1/19	15,659,000	15,672,702
5.25% 9/15/22	4,220,000	4,114,500
6% 4/1/22	8,375,000	8,364,531
Lexington Corporate Properties Trust 4.4% 6/15/24	2,180,000	2,143,624
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	6,145,000	5,945,288
5.25% 8/1/26	7,700,000	7,584,500
6.375% 3/1/24	4,000,000	4,200,000
National Retail Properties, Inc. 3.5% 10/15/27	3,421,000	3,198,440
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,303,000	3,278,308
4.5% 4/1/27	2,462,000	2,347,920
4.75% 1/15/28	12,204,000	11,793,667
4.95% 4/1/24	2,898,000	2,930,549
Regency Centers LP 3.6% 2/1/27	2,558,000	2,430,722
SBA Communications Corp. 4% 10/1/22	5,535,000	5,356,884
Select Income REIT:
4.15% 2/1/22	11,170,000	11,087,305
4.25% 5/15/24	5,030,000	4,812,343
4.5% 2/1/25	21,294,000	20,611,565
Senior Housing Properties Trust:
3.25% 5/1/19	7,382,000	7,385,737
4.75% 5/1/24	44,895,000	44,739,280
4.75% 2/15/28	1,000,000	971,357
6.75% 4/15/20	13,624,000	14,074,623
6.75% 12/15/21	8,000,000	8,541,651
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	10,958,318
WP Carey, Inc.:
4% 2/1/25	6,985,000	6,763,592
4.25% 10/1/26	7,242,000	7,062,213
4.6% 4/1/24	11,323,000	11,423,339
		342,400,661
Real Estate Management & Development - 2.4%
Greystar Real Estate Partners 5.75% 12/1/25 (d)	7,625,000	7,396,250
Howard Hughes Corp. 5.375% 3/15/25 (d)	26,067,000	25,513,076
Kennedy-Wilson, Inc.:
5.875% 4/1/24	34,760,000	33,891,000
5.875% 4/1/24 (d)	7,755,000	7,561,125
Mattamy Group Corp.:
6.5% 10/1/25 (d)	11,595,000	11,305,125
6.875% 12/15/23 (d)	5,425,000	5,513,156
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,633,352
4.3% 10/15/23	2,203,000	2,234,978
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (d)	2,803,000	2,800,281
5.625% 3/1/24 (d)	7,045,000	6,853,376
Washington Prime Group LP 5.95% 8/15/24	21,080,000	20,819,049
		125,520,768
TOTAL REAL ESTATE		467,921,429

TOTAL NONCONVERTIBLE BONDS		762,472,128

TOTAL CORPORATE BONDS
(Cost $1,005,994,748)		1,000,152,731

Asset-Backed Securities - 2.5%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (d)	3,000,000	3,281,031
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	9,025,000	9,984,533
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (d)	1,999,310	2,119,998
Class F, 5.885% 4/17/52 (d)	2,000,000	2,119,182
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (d)	8,259,000	8,975,475
Class XS, 0% 10/17/45 (d)(e)(f)	4,750,211	48
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 3.5863% 3/20/50 (d)(e)(g)(h)	2,250,000	225
Colony Starwood Homes Series 2016-2A Class F, 1 month U.S. LIBOR + 4.150% 6.2233% 12/17/33 (d)(e)(h)	1,500,000	1,548,534
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	446,354	410,043
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	2,078,169	2,118,456
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (e)	931,832	947,017
Series 1997-3 Class M1, 7.53% 3/15/28	6,165,103	6,154,087
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 5.6241% 7/17/34 (d)(e)(h)	6,318,500	6,360,901
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 6.7851% 10/17/33 (d)(e)(h)	3,393,000	3,424,427
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.284% 7/17/37 (d)(e)(h)	3,896,000	3,901,418
Invitation Homes Trust:
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 3.000% 5.0851% 12/17/36 (d)(e)(h)	8,442,000	8,551,846
Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.3216% 6/17/37 (d)(e)(h)	3,000,000	2,999,990
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	762,408	535,439
Merit Securities Corp. Series 13 Class M1, 7.9296% 12/28/33 (e)	1,854,289	1,908,208
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (d)	2,940,000	3,048,054
Series 2016-SFR1 Class F, 1 month U.S. LIBOR + 5.000% 7.0851% 9/17/33 (d)(e)(h)	8,459,000	8,494,659
Series 2017-SFR1 Class F, 5.35% 8/17/34 (d)	3,073,000	3,122,910
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (d)(h)	2,568,000	2,567,541
Series 2018-SFR2 Class F, 4.953% 8/17/35 (d)	3,402,000	3,398,811
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 4.6851% 1/17/35 (d)(e)(h)	5,906,000	5,941,647
Class F, 1 month U.S. LIBOR + 3.400% 5.4851% 1/17/35 (d)(e)(h)	12,671,000	12,771,164
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3 month U.S. LIBOR + 2.650% 5.0131% 2/5/36 (d)(e)(g)(h)	4,358,340	327
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (d)	8,442,000	8,510,503
Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)	3,785,000	3,810,892
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)	1,000,000	993,129
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (d)	2,544,000	2,607,930
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (d)	7,797,000	8,031,237
Series 2018-1A Class F, 5.25% 2/15/48 (d)	1,354,000	1,353,573
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 3 month U.S. LIBOR + 1.950% 4.2813% 11/21/40 (d)(e)(h)	250,000	221,250
TOTAL ASSET-BACKED SECURITIES
(Cost $131,836,734)		130,214,485

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5422% 12/25/46 (d)(e)	4,500,000	4,623,571
Series 2010-K7 Class B, 5.6858% 4/25/20 (d)(e)	3,200,000	3,306,267
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 1 month U.S. LIBOR + 11.950% 14.0363% 6/10/35 (d)(e)(h)	48,825	26,390
RESIX Finance Ltd. floater:
Series 2004-A Class B7, 1 month U.S. LIBOR + 4.250% 6.2962% 2/10/36 (d)(e)(g)(h)	14,817	200
Series 2004-B Class B7, 1 month U.S. LIBOR + 4.000% 6.0464% 2/10/36 (d)(e)(g)(h)	8,789	63

TOTAL PRIVATE SPONSOR		7,956,491

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.7726% 2/25/42 (d)(e)	50,668	17,566
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.7153% 6/25/43 (d)(e)	86,035	40,557

TOTAL U.S. GOVERNMENT AGENCY		58,123

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,773,206)		8,014,614

Commercial Mortgage Securities - 16.4%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (d)	2,000,000	2,131,094
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	3,349,000	2,717,581
Series 2018-BN12 Class D, 3% 5/15/61 (d)	1,701,000	1,303,366
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (d)(e)	8,413,000	8,073,498
Class F, 4.4272% 9/10/28 (d)(e)	4,074,000	3,746,545
BX Trust Series 2017-IMC Class F, 1 month U.S. LIBOR + 4.250% 6.3233% 10/15/32 (d)(e)(h)	12,691,000	12,754,432
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (d)(e)	4,536,000	4,548,728
Class F, 5.6712% 4/10/29 (d)(e)	9,710,000	9,331,325
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	3,391,000	2,813,410
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class F, 3.9121% 4/10/28 (d)(e)	9,911,000	9,808,275
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 5.3233% 7/15/30 (d)(e)(h)	5,000,000	4,989,318
Class E, 1 month U.S. LIBOR + 3.872% 5.9431% 7/15/30 (d)(e)(h)	6,741,000	6,696,477
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2749% 9/10/46 (d)(e)	5,254,000	5,167,173
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.4233% 7/15/27 (d)(e)(h)	2,933,000	2,951,082
Series 2016-C3 Class D, 3% 11/15/49 (d)	7,089,000	5,446,837
Series 2016-SMPL Class E, 4.509% 9/10/31 (d)	1,701,000	1,699,031
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	7,300,000	5,730,414
Series 2012-CR1:
Class C, 5.4983% 5/15/45 (e)	1,000,000	1,029,279
Class D, 5.4983% 5/15/45 (d)(e)	5,550,000	5,543,487
Class G, 2.462% 5/15/45 (d)	6,346,000	4,607,247
Series 2012-CR5 Class D, 4.4638% 12/10/45 (d)(e)	2,000,000	1,923,350
Series 2012-LC4:
Class C, 5.7774% 12/10/44 (e)	2,000,000	1,986,373
Class D, 5.7774% 12/10/44 (d)(e)	11,675,000	10,616,585
Series 2013-CCRE6 Class E, 4.2031% 3/10/46 (d)(e)	882,000	715,281
Series 2013-CR10 Class D, 4.9497% 8/10/46 (d)(e)	4,544,000	4,019,089
Series 2013-CR12 Class D, 5.2474% 10/10/46 (d)(e)	4,500,000	3,868,104
Series 2013-CR6 Class F, 4.2031% 3/10/46 (d)(e)	8,038,000	5,345,809
Series 2013-CR9 Class D, 4.404% 7/10/45 (d)(e)	1,404,000	1,208,436
Series 2013-LC6 Class D, 4.4414% 1/10/46 (d)(e)	8,301,000	7,890,164
Series 2014-CR17:
Class D, 4.9615% 5/10/47 (d)(e)	2,500,000	2,233,265
Class E, 4.9615% 5/10/47 (d)(e)	3,098,000	2,487,488
Series 2014-UBS2 Class D, 5.0145% 3/10/47 (d)(e)	3,713,000	3,170,809
Series 2016-CD1 Class D, 2.9043% 8/10/49 (d)(e)	9,452,000	7,622,109
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	2,800,000	2,304,489
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)	2,800,000	2,299,327
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.9926% 8/15/45 (d)(e)	4,500,000	4,419,294
Class E, 4.9926% 8/15/45 (d)(e)	8,000,000	7,648,614
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (d)(e)	10,945,000	10,505,523
Series 2015-WEST Class F, 4.3677% 2/10/37 (d)(e)	12,745,000	12,202,615
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.47% 6/15/50 (d)	4,346,000	3,808,395
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (d)(e)	5,076,000	4,892,543
Series 2017-CX9 Class D, 4.2977% 9/15/50 (d)(e)	2,568,000	2,131,844
CSMC Trust Series 2016-MFF Class F, 1 month U.S. LIBOR + 7.250% 9.3216% 11/15/33 (d)(e)(h)	6,300,000	6,358,788
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (d)(e)	1,000,000	978,837
Class E, 5.099% 1/10/34 (d)(e)	10,853,000	10,336,724
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8842% 11/10/46 (d)(e)	14,031,000	14,484,420
Class G, 4.652% 11/10/46 (d)	12,360,000	11,118,209
Series 2011-LC3A Class D, 5.5154% 8/10/44 (d)(e)	3,945,000	4,053,618
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.577% 12/25/43 (e)(f)	12,206,096	699,192
Series K012 Class X3, 2.3288% 1/25/41 (e)(f)	20,724,835	1,052,146
Series K013 Class X3, 2.814% 1/25/43 (e)(f)	14,360,000	941,832
Series KAIV Class X2, 3.6147% 6/25/41 (e)(f)	7,430,000	684,506
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/34 (d)(e)	4,364,000	4,316,555
Class FFX, 3.4949% 12/15/34 (d)(e)	14,402,000	14,177,987
Class GFX, 3.4949% 12/15/34 (d)(e)	24,194,000	23,692,671
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.0379% 11/21/35 (d)(e)(h)	2,500,000	2,499,995
GS Mortgage Securities Corp. II Series 2010-C1 Class D, 6.1964% 8/10/43 (d)(e)	1,966,000	1,990,880
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.7% 7/15/35 (d)(e)(h)	3,808,000	3,766,463
Series 2010-C2 Class D, 5.3547% 12/10/43 (d)(e)	3,000,000	3,046,714
Series 2011-GC5:
Class C, 5.5644% 8/10/44 (d)(e)	9,000,000	9,302,556
Class D, 5.5644% 8/10/44 (d)(e)	7,000,000	6,823,282
Class E, 5.5644% 8/10/44 (d)(e)	8,230,000	6,791,859
Class F, 4.5% 8/10/44 (d)	7,986,000	4,341,613
Series 2012-GC6:
Class C, 5.8403% 1/10/45 (d)(e)	3,600,000	3,741,774
Class D, 5.8403% 1/10/45 (d)(e)	4,165,000	3,975,119
Class E, 5% 1/10/45 (d)(e)	4,516,000	3,888,303
Series 2012-GCJ7:
Class C, 5.8874% 5/10/45 (e)	6,500,000	6,686,046
Class D, 5.8874% 5/10/45 (d)(e)	10,192,000	9,751,872
Class E, 5% 5/10/45 (d)	6,920,000	4,785,586
Series 2012-GCJ9 Class D, 4.9058% 11/10/45 (d)(e)	5,565,000	5,302,307
Series 2013-GC14 Class D, 4.9229% 8/10/46 (d)(e)	1,680,000	1,601,750
Series 2013-GC16:
Class D, 5.503% 11/10/46 (d)(e)	3,750,000	3,696,472
Class F, 3.5% 11/10/46 (d)	7,303,000	5,314,975
Series 2016-GS3 Class D, 2.62% 10/10/49 (d)	3,398,000	2,662,728
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)	29,826,000	30,565,145
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (d)(e)	2,509,000	2,466,667
Class F, 4.2022% 2/10/29 (d)(e)	15,890,000	15,530,473
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.3333% 11/5/38 (d)(e)	8,440,000	7,550,911
Series 2016-SFP Class F, 6.1552% 11/5/35 (d)	8,457,000	8,564,017
IMT Trust Series 2017-APTS:
Class EFX, 3.6132% 6/15/34 (d)(e)	9,317,000	8,580,033
Class FFL, 1 month U.S. LIBOR + 2.850% 4.9216% 6/15/34 (d)(e)(h)	3,909,000	3,917,450
Independence Plaza Trust Series 2018-INDP Class E, 5.06% 7/10/35 (d)	2,896,000	2,901,105
Invitation Homes Trust floater Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.25% 7/17/37 (d)(e)(h)	8,405,000	8,404,971
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-LAQ Class E, 1 month U.S. LIBOR + 3.000% 5% 6/15/32 (d)(e)(h)	1,680,000	1,689,447
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	8,738,000	7,508,100
Series 2014-C26 Class D, 4.0667% 1/15/48 (d)(e)	3,398,000	2,973,637
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5957% 12/15/49 (d)(e)	10,241,000	8,555,864
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.2227% 12/15/49 (d)(e)	7,388,000	6,007,713
Series 2018-C8 Class D, 3.2458% 6/15/51 (d)(e)	1,698,000	1,330,875
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6578% 1/12/37 (d)(e)	659,056	674,098
Series 2010-CNTR Class XB, 1.1366% 8/5/32 (d)(f)	32,655,000	492,271
Series 2012-CBX:
Class C, 5.2137% 6/15/45 (e)	4,530,000	4,572,249
Class E, 5.2137% 6/15/45 (d)(e)	4,635,000	4,222,035
Class F, 4% 6/15/45 (d)	8,192,000	6,242,423
Class G 4% 6/15/45 (d)	4,044,000	2,142,599
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.8653% 2/15/46 (d)(e)	11,147,000	10,920,238
Class G, 4.409% 2/15/46 (d)(e)	4,671,000	3,785,054
Class H, 4.409% 2/15/46 (d)(e)	7,077,000	5,175,875
Series 2011-C4 Class F, 3.873% 7/15/46 (d)	1,400,000	1,367,592
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (e)	848,000	828,033
Class D, 4.2985% 4/15/46 (e)	7,672,000	6,642,135
Class E, 3.25% 4/15/46 (d)(e)	472,000	340,787
Class F, 3.25% 4/15/46 (d)(e)	2,518,000	1,519,306
Series 2014-DSTY Class E, 3.9314% 6/10/27 (d)(e)	2,752,000	2,037,174
Series 2015-UES Class F, 3.7417% 9/5/32 (d)(e)	5,432,000	5,309,378
Series 2018-AON Class F, 4.6132% 7/5/31 (d)	5,096,000	4,983,996
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (d)	105,503	98,957
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.2247% 1/20/41 (d)(e)	3,000,000	2,981,752
Class E, 5.2247% 1/20/41 (d)(e)	4,800,000	4,429,080
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7803% 5/12/39 (e)	2,172,254	2,192,630
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.8428% 8/15/45 (d)(e)	3,889,000	3,849,392
Series 2012-C6 Class D, 4.7268% 11/15/45 (d)(e)	2,000,000	2,004,870
Series 2013-C12 Class D, 4.9239% 10/15/46 (d)(e)	7,164,000	6,764,894
Series 2013-C13:
Class D, 5.0515% 11/15/46 (d)(e)	5,277,000	5,195,457
Class E, 5.0515% 11/15/46 (d)(e)	3,379,000	2,972,356
Series 2013-C7:
Class D, 4.3877% 2/15/46 (d)(e)	5,650,000	5,155,482
Class E, 4.3877% 2/15/46 (d)(e)	1,000,000	787,697
Series 2013-C9:
Class C, 4.1797% 5/15/46 (e)	3,339,000	3,240,792
Class D, 4.2677% 5/15/46 (d)(e)	5,137,000	4,790,548
Series 2016-C30 Class D, 3% 9/15/49 (d)	5,408,000	4,073,461
Series 2016-C31 Class D, 3% 11/15/49 (d)(e)	1,500,000	1,123,088
Series 2016-C32 Class D, 3.396% 12/15/49 (d)	5,929,000	4,809,764
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.6009% 3/15/45 (d)(e)	3,640,000	3,143,140
Series 1997-RR Class F, 7.51% 4/30/39 (d)(e)	203,915	202,246
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)	426,754	364,537
Series 2011-C2:
Class D, 5.6659% 6/15/44 (d)(e)	5,387,000	5,286,864
Class E, 5.6659% 6/15/44 (d)(e)	12,150,000	11,437,180
Class F, 5.6659% 6/15/44 (d)(e)	4,440,000	3,921,037
Class XB, 0.6118% 6/15/44 (d)(e)(f)	63,708,222	887,729
Series 2011-C3:
Class D, 5.3267% 7/15/49 (d)(e)	7,400,000	7,610,321
Class E, 5.3267% 7/15/49 (d)(e)	1,353,000	1,351,994
Class F, 5.3267% 7/15/49 (d)(e)	5,688,050	5,470,668
Class G, 5.3267% 7/15/49 (d)(e)	3,902,000	3,394,485
Series 2012-C4 Class D, 5.6009% 3/15/45 (d)(e)	6,310,000	5,988,239
Series 2015-MS1 Class D, 4.1647% 5/15/48 (d)(e)	10,956,000	9,285,176
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	5,013,000	4,207,027
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	3,000,000	2,366,947
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 8.9998% 8/15/19 (d)(e)(h)	7,805,403	7,881,905
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.3233% 8/15/34 (d)(e)(h)	13,370,859	13,454,466
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)	10,105,650	9,990,340
Class E, 6.8087% 11/15/34 (d)	9,659,400	9,167,279
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(e)	1,500,000	1,365,749
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 4.669% 6/15/35 (d)(e)(h)	1,743,000	1,744,659
Class WAN2, 1 month U.S. LIBOR + 3.750% 5.669% 6/15/35 (d)(e)(h)	651,000	651,608
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	4,155,513	5,074,713
Starwood Retail Property Trust Series 2014-STAR Class D, 1 month U.S. LIBOR + 3.250% 5.3216% 11/15/27 (d)(e)(h)	2,500,000	2,414,291
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.4771% 8/15/39 (e)	127,811	128,167
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7289% 5/10/45 (d)(e)	3,235,000	3,194,669
Class E, 5% 5/10/45 (d)(e)	6,339,000	5,437,240
Class F, 5% 5/10/45 (d)(e)	2,221,350	1,573,841
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.2524% 1/10/45 (d)(e)	3,000,000	3,200,818
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.9229% 10/15/45 (d)(e)	12,964,000	12,823,915
Class E, 4.9229% 10/15/45 (d)(e)	7,588,000	7,030,863
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	6,979,000	5,588,751
Series 2016-C35 Class D, 3.142% 7/15/48 (d)	18,542,000	13,688,648
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	5,094,000	3,688,778
Series 2017-C38 Class D, 3% 7/15/50 (d)(e)	4,373,000	3,399,805
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)	4,000,000	2,271,404
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)	4,900,000	4,857,307
Class D, 5.8471% 3/15/44 (d)(e)	1,000,000	832,909
Class E, 5% 3/15/44 (d)	3,000,000	1,429,645
Series 2011-C5:
Class E, 5.8594% 11/15/44 (d)(e)	3,807,000	3,795,970
Class F, 5.25% 11/15/44 (d)(e)	3,000,000	2,617,457
Class G, 5.25% 11/15/44 (d)(e)	2,000,000	1,641,122
Series 2012-C7:
Class D, 4.9788% 6/15/45 (d)(e)	2,380,000	2,120,560
Class F, 4.5% 6/15/45 (d)	2,000,000	1,262,701
Series 2012-C8 Class E, 5.0557% 8/15/45 (d)(e)	2,922,500	2,791,267
Series 2013-C11:
Class D, 4.4135% 3/15/45 (d)(e)	5,830,000	5,485,770
Class E, 4.4135% 3/15/45 (d)(e)	4,780,000	3,783,205
Series 2013-C13 Class D, 4.276% 5/15/45 (d)(e)	4,000,000	3,692,710
Series 2013-C16 Class D, 5.1949% 9/15/46 (d)(e)	3,728,000	3,460,949
Series 2013-UBS1 Class D, 4.7694% 3/15/46 (d)(e)	4,589,000	4,217,662
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 1 month U.S. LIBOR + 3.720% 5.7936% 11/15/29 (d)(e)(h)	5,152,378	5,142,334
Class G, 1 month U.S. LIBOR + 3.020% 5.0933% 11/15/29 (d)(e)(h)	8,859,793	8,733,180
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(e)	6,725,000	5,187,157
Class PR2, 3.6332% 6/5/35 (d)(e)	2,541,000	1,823,660
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $848,373,988)		861,090,819

Bank Loan Obligations - 4.6%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.6%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8268% 12/22/24 (e)(h)	3,363,100	3,375,174
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0768% 8/30/23 (e)(h)	12,679,085	12,657,911
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0572% 6/10/22 (e)(h)	2,543,593	2,544,305
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.83% 4/27/24 (e)(h)	6,300,756	6,239,324
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3268% 5/31/25 (e)(h)	2,545,000	2,547,392
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8268% 5/30/25 (e)(h)	1,000,000	1,002,190
		28,366,296
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5694% 6/23/23 (e)(h)	12,360,601	11,925,384

TOTAL CONSUMER DISCRETIONARY		40,291,680

CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.5%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.3194% 6/22/23 (e)(h)	17,149,253	17,034,868
3 month U.S. LIBOR + 3.000% 5.337% 12/21/22 (e)(h)	11,499,606	11,449,353
		28,484,221
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.33% 6/1/25 (e)(h)	4,500,000	4,532,355
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.0844% 12/19/20 (e)(h)	22,071,682	21,830,218
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8435% 10/2/23 (e)(h)	3,373,841	3,387,539
		25,217,757

TOTAL ENERGY		29,750,112

FINANCIALS - 0.5%
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.4875% 2/6/21 (e)(g)	9,171,000	9,665,317
Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5735% 11/4/21 (e)(h)	13,815,584	13,818,762
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0785% 12/5/20 (e)(h)	3,296,009	3,306,985

TOTAL FINANCIALS		26,791,064

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.5572% 1/27/21 (e)(h)	5,995,082	5,884,353
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0768% 2/27/25 (e)(h)	2,044,875	2,034,651
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8435% 12/20/24 (e)(h)	3,363,495	3,380,312
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.800% 3.8785% 2/6/22 (e)(g)(h)	15,000,000	14,625,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8418% 6/28/23 (e)(h)	12,605,000	12,605,000
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.1% 3/23/24 (e)(h)	2,992,424	2,979,347
		30,209,347
Real Estate Management & Development - 0.6%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.58% 3/24/24 (e)(h)	3,096,374	3,092,503
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3165% 2/8/25 (e)(h)	4,000,000	4,002,520
Simply Storage Management LLC 8.2375% 9/6/21 (e)(g)	16,974,000	17,038,501
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.081% 12/22/24 (e)(h)	5,955,000	5,959,645
		30,093,169

TOTAL REAL ESTATE		60,302,516

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.08% 4/11/25 (e)(h)	11,960,000	11,927,110
UTILITIES - 0.6%
Electric Utilities - 0.2%
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8268% 1/30/24 (e)(h)	8,900,897	8,931,071
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8268% 1/30/24 (e)(h)	569,885	571,817
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.58% 12/2/21 (e)(h)	2,491,846	2,304,957
		11,807,845
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0768% 4/13/23 (e)(h)	8,316,308	8,330,862
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.3344% 10/18/22 (e)(h)	14,483,552	13,759,374
		22,090,236

TOTAL UTILITIES		33,898,081

TOTAL BANK LOAN OBLIGATIONS
(Cost $242,530,833)		242,744,100

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)(g)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)(g)	500,000	45,000
TOTAL PREFERRED SECURITIES
(Cost $1,297,768)		45,122
	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 1.96% (i)	348,302,152	348,371,812
Fidelity Securities Lending Cash Central Fund 1.97% (i)(j)	15,606,547	15,608,108
TOTAL MONEY MARKET FUNDS
(Cost $363,924,251)		363,979,920
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $5,004,657,334)		5,258,496,134
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(4,484,413)
NET ASSETS - 100%		$5,254,011,721

Legend

 (a) Affiliated company

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,169,567,528 or 22.3% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Level 3 security

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,957,774
Fidelity Securities Lending Cash Central Fund	358,945
Total	$5,316,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acadia Realty Trust (SBI)	$124,832,133	$3,899,390	$--	$3,554,765	$1,009,405	$(10,519,634)	$118,210,943
Ellington Financial LLC	25,147,846	1,105,555	--	2,662,777	--	699,375	26,952,776
Great Ajax Corp.	21,962,447	--	--	25,302	1,633,352	(435,890)	21,094,678
Great Ajax Corp. 7.25%	4,545,000	2,506,142	--	326,250	--	(68,742)	--
Total	$176,487,426	$7,511,087	$--	$6,569,094	$2,642,757	$(10,324,891)	$166,258,397

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$23,591,544	$23,591,544	$--	$--
Energy	3,000,000	--	3,000,000	--
Financials	700,679,568	683,053,558	17,626,010	--
Real Estate	1,921,618,965	1,861,244,595	60,374,370	--
Utilities	3,364,266	3,364,266	--	--
Corporate Bonds	1,000,152,731	--	1,000,152,731	--
Asset-Backed Securities	130,214,485	--	130,213,933	552
Collateralized Mortgage Obligations	8,014,614	--	8,014,351	263
Commercial Mortgage Securities	861,090,819	--	861,090,819	--
Bank Loan Obligations	242,744,100	--	201,415,282	41,328,818
Preferred Securities	45,122	--	--	45,122
Money Market Funds	363,979,920	363,979,920	--	--
Total Investments in Securities:	$5,258,496,134	$2,935,233,883	$2,281,887,496	$41,374,755

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$53,726,431
Net Realized Gain (Loss) on Investment Securities	109,454
Net Unrealized Gain (Loss) on Investment Securities	465,888
Cost of Purchases	9,689,437
Proceeds of Sales	(22,789,931)
Amortization/Accretion	127,539
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$41,328,818
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$410,229
Other Investments in Securities
Beginning Balance	$1,906,920
Net Realized Gain (Loss) on Investment Securities	71,923
Net Unrealized Gain (Loss) on Investment Securities	17,893
Cost of Purchases	92,444
Proceeds of Sales	(315,466)
Amortization/Accretion	(107,556)
Transfers into Level 3	--
Transfers out of Level 3	(1,620,221)
Ending Balance	$45,937
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(42,355)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.1%
AAA,AA,A	1.1%
BBB	8.9%
BB	9.0%
B	11.0%
CCC,CC,C	0.7%
Not Rated	11.9%
Equities	50.5%
Short-Term Investments and Net Other Assets	6.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $15,352,489) — See accompanying schedule: Unaffiliated issuers (cost $4,482,338,085)	$4,728,257,817
Fidelity Central Funds (cost $363,924,251)	363,979,920
Other affiliated issuers (cost $158,394,998)	166,258,397
Total Investment in Securities (cost $5,004,657,334)		$5,258,496,134
Cash		2,723,693
Receivable for investments sold		9,759,741
Receivable for fund shares sold		5,499,311
Dividends receivable		2,984,420
Interest receivable		21,332,181
Distributions receivable from Fidelity Central Funds		673,709
Prepaid expenses		13,049
Other receivables		33,443
Total assets		5,301,515,681
Liabilities
Payable for investments purchased	$23,454,574
Payable for fund shares redeemed	4,826,374
Accrued management fee	2,357,401
Distribution and service plan fees payable	264,351
Other affiliated payables	885,931
Other payables and accrued expenses	109,701
Collateral on securities loaned	15,605,628
Total liabilities		47,503,960
Net Assets		$5,254,011,721
Net Assets consist of:
Paid in capital		$4,874,648,138
Undistributed net investment income		38,805,646
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		86,719,050
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		253,838,887
Net Assets		$5,254,011,721
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($297,722,001 ÷ 24,839,866 shares)		$11.99
Maximum offering price per share (100/96.00 of $11.99)		$12.49
Class M:
Net Asset Value and redemption price per share ($55,175,226 ÷ 4,601,531 shares)		$11.99
Maximum offering price per share (100/96.00 of $11.99)		$12.49
Class C:
Net Asset Value and offering price per share ($227,457,520 ÷ 19,190,796 shares)(a)		$11.85
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,531,397,034 ÷ 210,087,983 shares)		$12.05
Class I:
Net Asset Value, offering price and redemption price per share ($2,142,259,940 ÷ 178,398,890 shares)		$12.01

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends (including $6,569,094 earned from other affiliated issuers)		$124,505,966
Interest		131,846,468
Income from Fidelity Central Funds		5,316,719
Total income		261,669,153
Expenses
Management fee	$28,363,995
Transfer agent fees	9,335,255
Distribution and service plan fees	3,528,520
Accounting and security lending fees	1,383,124
Custodian fees and expenses	60,495
Independent trustees' fees and expenses	22,388
Registration fees	208,238
Audit	113,871
Legal	12,655
Miscellaneous	38,308
Total expenses before reductions	43,066,849
Expense reductions	(161,892)
Total expenses after reductions		42,904,957
Net investment income (loss)		218,764,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	111,573,397
Fidelity Central Funds	7,996
Other affiliated issuers	2,642,757
Foreign currency transactions	(6,711)
Total net realized gain (loss)		114,217,439
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(212,759,316)
Fidelity Central Funds	(4,580)
Other affiliated issuers	(10,324,891)
Assets and liabilities in foreign currencies	(108)
Total change in net unrealized appreciation (depreciation)		(223,088,895)
Net gain (loss)		(108,871,456)
Net increase (decrease) in net assets resulting from operations		$109,892,740

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$218,764,196	$210,270,861
Net realized gain (loss)	114,217,439	36,915,809
Change in net unrealized appreciation (depreciation)	(223,088,895)	22,370,918
Net increase (decrease) in net assets resulting from operations	109,892,740	269,557,588
Distributions to shareholders from net investment income	(209,651,623)	(202,922,557)
Distributions to shareholders from net realized gain	(58,110,159)	(32,383,930)
Total distributions	(267,761,782)	(235,306,487)
Share transactions - net increase (decrease)	122,424,204	397,445,047
Redemption fees	106,734	449,735
Total increase (decrease) in net assets	(35,338,104)	432,145,883
Net Assets
Beginning of period	5,289,349,825	4,857,203,942
End of period	$5,254,011,721	$5,289,349,825
Other Information
Undistributed net investment income end of period	$38,805,646	$40,995,155

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.32	$12.25	$11.66	$11.86	$11.67
Income from Investment Operations
Net investment income (loss)A	.47	.49	.49	.52	.49
Net realized and unrealized gain (loss)	(.22)	.14	.73	.02	.44
Total from investment operations	.25	.63	1.22	.54	.93
Distributions from net investment income	(.45)	(.48)	(.48)	(.52)	(.50)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.58)	(.56)	(.63)B	(.74)C	(.74)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$11.99	$12.32	$12.25	$11.66	$11.86
Total ReturnE,F	2.13%	5.37%	11.01%	4.65%	8.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.02%	1.03%	1.03%	1.04%	1.06%
Expenses net of fee waivers, if any	1.02%	1.03%	1.03%	1.03%	1.05%
Expenses net of all reductions	1.01%	1.02%	1.03%	1.03%	1.05%
Net investment income (loss)	3.98%	4.08%	4.29%	4.40%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$297,722	$355,400	$548,649	$495,462	$442,271
Portfolio turnover rateI	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.32	$12.26	$11.66	$11.86	$11.67
Income from Investment Operations
Net investment income (loss)A	.47	.49	.49	.51	.49
Net realized and unrealized gain (loss)	(.22)	.13	.73	.02	.43
Total from investment operations	.25	.62	1.22	.53	.92
Distributions from net investment income	(.45)	(.48)	(.48)	(.52)	(.50)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.58)	(.56)	(.62)	(.73)	(.73)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.99	$12.32	$12.26	$11.66	$11.86
Total ReturnD,E	2.10%	5.26%	11.06%	4.62%	8.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	1.06%	1.07%	1.06%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.07%	1.06%	1.08%
Expenses net of all reductions	1.04%	1.05%	1.06%	1.06%	1.07%
Net investment income (loss)	3.95%	4.05%	4.26%	4.37%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$55,175	$64,158	$59,788	$55,424	$48,164
Portfolio turnover rateH	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$12.14	$11.55	$11.77	$11.59
Income from Investment Operations
Net investment income (loss)A	.38	.40	.40	.43	.40
Net realized and unrealized gain (loss)	(.22)	.13	.73	.01	.43
Total from investment operations	.16	.53	1.13	.44	.83
Distributions from net investment income	(.37)	(.39)	(.40)	(.45)	(.42)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.51)B	(.47)	(.54)	(.66)	(.65)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$11.85	$12.20	$12.14	$11.55	$11.77
Total ReturnE,F	1.31%	4.54%	10.29%	3.82%	7.66%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.78%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.76%	1.78%	1.78%	1.78%	1.79%
Expenses net of all reductions	1.76%	1.78%	1.78%	1.78%	1.79%
Net investment income (loss)	3.23%	3.32%	3.54%	3.65%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$227,458	$287,598	$289,430	$291,387	$246,306
Portfolio turnover rateI	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.51 per share is comprised of distributions from net investment income of $.373 and distributions from net realized gain of $.132 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$12.31	$11.71	$11.91	$11.71
Income from Investment Operations
Net investment income (loss)A	.51	.52	.52	.54	.52
Net realized and unrealized gain (loss)	(.22)	.14	.73	.02	.44
Total from investment operations	.29	.66	1.25	.56	.96
Distributions from net investment income	(.48)	(.51)	(.51)	(.55)	(.53)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.62)B	(.59)	(.65)	(.76)	(.76)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.05	$12.38	$12.31	$11.71	$11.91
Total ReturnE	2.40%	5.60%	11.29%	4.84%	8.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.78%	.82%	.83%	.83%
Expenses net of fee waivers, if any	.75%	.78%	.81%	.82%	.83%
Expenses net of all reductions	.75%	.77%	.81%	.82%	.83%
Net investment income (loss)	4.24%	4.33%	4.51%	4.61%	4.50%
Supplemental Data
Net assets, end of period (000 omitted)	$2,531,397	$2,630,901	$2,719,387	$2,561,268	$2,627,382
Portfolio turnover rateH	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $.132 per share.

 C Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.34	$12.27	$11.68	$11.88	$11.69
Income from Investment Operations
Net investment income (loss)A	.51	.52	.52	.55	.52
Net realized and unrealized gain (loss)	(.22)	.14	.73	.02	.44
Total from investment operations	.29	.66	1.25	.57	.96
Distributions from net investment income	(.49)	(.51)	(.52)	(.55)	(.53)
Distributions from net realized gain	(.13)	(.08)	(.14)	(.21)	(.24)
Total distributions	(.62)	(.59)	(.66)	(.77)B	(.77)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.01	$12.34	$12.27	$11.68	$11.88
Total ReturnD	2.41%	5.66%	11.30%	4.92%	8.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.76%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.77%	.78%
Net investment income (loss)	4.25%	4.34%	4.56%	4.66%	4.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,142,260	$1,951,293	$1,239,950	$913,475	$809,854
Portfolio turnover rateG	27%	22%	26%	19%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Real Estate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$394,714,519
Gross unrealized depreciation	(148,256,973)
Net unrealized appreciation (depreciation)	$246,457,546
Tax Cost	$5,012,038,588

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$50,371,649
Undistributed long-term capital gain	$82,869,359
Net unrealized appreciation (depreciation) on securities and other investments	$246,457,633

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$218,315,072	$ 202,922,557
Long-term Capital Gains	49,446,710	32,383,930
Total	$267,761,782	$ 235,306,487

Short-Term Trading (Redemption) Fees. Shares held by investors in the Funds less than 90 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,404,991,466 and $1,324,928,996, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$805,400	$–
Class M	-%	.25%	148,351	–
Class C	.75%	.25%	2,574,769	291,290
			$3,528,520	$291,290

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$24,653
Class M	5,798
Class C(a)	28,402
$58,853

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$616,548.19
Class M	128,988.22
Class C	481,597.19
Real Estate Income	4,538,696.18
Class I	3,569,426.17
	$9,335,255

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,162 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,837 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,115,251. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $358,945, including $25,992 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,638 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20,756.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $54,498.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Class A	$12,349,133	$19,398,648
Class M	2,255,950	2,428,967
Class C	8,342,624	9,371,104
Real Estate Income	103,116,422	109,435,619
Class I	83,587,494	62,288,219
Total	$209,651,623	$202,922,557
From net realized gain
Class A	$3,718,313	$3,567,509
Class M	680,353	398,948
Class C	3,070,508	1,939,550
Real Estate Income	28,258,214	17,827,432
Class I	22,382,771	8,650,491
Total	$58,110,159	$32,383,930

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Class A
Shares sold	6,036,517	12,839,240	$71,765,863	$153,895,562
Reinvestment of distributions	1,301,260	1,848,521	15,605,254	21,908,312
Shares redeemed	(11,347,678)	(30,631,418)	(134,310,067)	(367,310,909)
Net increase (decrease)	(4,009,901)	(15,943,657)	$(46,938,950)	$(191,507,035)
Class M
Shares sold	733,876	1,228,326	$8,765,829	$14,708,870
Reinvestment of distributions	238,619	221,980	2,863,295	2,637,477
Shares redeemed	(1,576,898)	(1,122,766)	(18,688,302)	(13,419,214)
Net increase (decrease)	(604,403)	327,540	$(7,059,178)	$3,927,133
Class C
Shares sold	2,391,083	5,359,653	$28,308,215	$63,747,841
Reinvestment of distributions	897,945	858,380	10,683,017	10,109,093
Shares redeemed	(7,673,573)	(6,493,102)	(89,721,727)	(77,061,823)
Net increase (decrease)	(4,384,545)	(275,069)	$(50,730,495)	$(3,204,889)
Real Estate Income
Shares sold	43,494,857	47,554,214	$518,900,815	$573,422,929
Reinvestment of distributions	9,523,043	9,324,516	114,640,546	111,248,966
Shares redeemed	(55,394,813)	(65,327,473)	(656,921,503)	(784,201,096)
Net increase (decrease)	(2,376,913)	(8,448,743)	$(23,380,142)	$(99,529,201)
Class I
Shares sold	81,604,369	91,593,798	$971,878,458	$1,102,392,455
Reinvestment of distributions	7,132,431	4,455,256	85,529,395	53,081,868
Shares redeemed	(68,424,382)	(38,982,165)	(806,874,884)	(467,715,284)
Net increase (decrease)	20,312,418	57,066,889	$250,532,969	$687,759,039

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Class A	1.02%
Actual		$1,000.00	$1,037.50	$5.15
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.04%
Actual		$1,000.00	$1,036.50	$5.25
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class C	1.76%
Actual		$1,000.00	$1,033.10	$8.87
Hypothetical-C		$1,000.00	$1,016.07	$8.80
Real Estate Income	.75%
Actual		$1,000.00	$1,038.50	$3.79
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class I	.75%
Actual		$1,000.00	$1,038.60	$3.79
Hypothetical-C		$1,000.00	$1,021.08	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Real Estate Income Fund
Class A	09/10/18	09/07/18	$0.132	$0.191
Class M	09/10/18	09/07/18	$0.131	$0.191
Class C	09/10/18	09/07/18	$0.108	$0.191
Fidelity Real Estate Income	09/10/18	09/07/18	$0.140	$0.191
Class I	09/10/18	09/07/18	$0.141	$0.191

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $108,134,418, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $54,447,650 of distributions paid during the period January 1, 2018 to July 31, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

REI-ANN-0918
1.788862.115

Fidelity® Series Real Estate Income Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Real Estate Income Fund	3.61%	6.29%	8.32%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,193	Fidelity® Series Real Estate Income Fund
$26,724	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2018, commercial real estate continued to benefit from a generally solid fundamental backdrop, with gently rising cash flows due to increasing rents and stable-to-rising occupancy rates. Certain markets, however, saw a modest pick-up in new supply, which slowed rental-income growth. For real estate investment trust (REIT) common stocks, it was an up-and-down period. U.S. REITs corrected sharply in late 2017 and the first two months of 2018 before enjoying a strong upward trend through the end of July. Higher interest rates also posed a headwind for U.S. REITs, as income-seeking investors perceived a correlation between the two factors. Against this backdrop, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 4.35%. In comparison, the S&P 500® index, a measure of the broad U.S. stock market, rose 16.24%. Meanwhile, higher interest rates slowed more rate-sensitive asset types, such as real estate preferred stocks and bonds. The past 12 months, real estate preferreds gained 1.76%, as measured by the MSCI REIT Preferred Index, while the ICE BofAML® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – returned -0.39%. In aggregate, real estate bonds continued to benefit from issuers’ strong credit quality, even as higher rates weighed on the securities’ prices.

Comments from Portfolio Manager Mark Snyderman:  For the fiscal year, the fund returned 3.61%, outpacing the 1.00% return of the Fidelity Series Real Estate Income Composite IndexSM. The Composite index is a 40/40/20 blend of the MSCI REIT Preferred Index, ICE BofAML® US Real Estate Index and FTSE® NAREIT® All REITs Index. I was mildly disappointed with the fund's performance, given my goal of generating a long-term annualized return in the mid-to-upper single digits. On the positive side, however, I'm pleased with how the fund's real estate bond and preferred stocks did, given rising interest rates. Our portfolio of commercial mortgage-backed securities (CMBS) gained about 5%, while our high-yield real estate bonds rose roughly 4% and our investment-grade debt had a roughly flat result – all outperforming the ICE BofAML real estate bond index. Meanwhile, our preferred stock portfolio gained 5%, outperforming the MSCI preferred stock index. I was happy with the performance of these asset classes because of my regular focus on managing the fund's interest rate risk. In contrast, several of our common stock holdings underperformed this period, led by a poor-performing position in Colony NorthStar that, in hindsight, was a mistake because the company's businesses haven't been as strong as I expected. Overall, our common stock portfolio produced a slightly negative return, compared with a 4.35% increase for the FTSE NAREIT index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Equity Lifestyle Properties, Inc.	1.5
Acadia Realty Trust (SBI)	1.2
Apartment Investment & Management Co. Class A	1.2
Invesco Mortgage Capital, Inc. 7.50%	1.0
Ventas, Inc.	1.0
5.9

Top 5 Bonds as of July 31, 2018

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	1.3
RWT Holdings, Inc. 5.625% 11/15/19	1.3
PennyMac Corp. 5.375% 5/1/20	0.8
Howard Hughes Corp. 5.375% 3/15/25	0.7
Care Capital Properties LP 5.125% 8/15/26	0.7
4.8

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Mortgage	18.4
REITs - Health Care	7.3
REITs - Diversified	6.4
REITs - Apartments	4.7
REITs - Shopping Centers	3.0

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Common Stocks	15.8%
Preferred Stocks	21.4%
Bonds	46.5%
Convertible Securities	8.3%
Other Investments	5.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 1.4%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 15.8%
	Shares	Value
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Destinations, Inc.	22,700	$1,046,924
Wyndham Hotels & Resorts, Inc.	16,600	962,800
		2,009,724
FINANCIALS - 2.3%
Capital Markets - 0.2%
Ellington Financial LLC	124,800	2,056,704
Insurance - 0.1%
FNF Group	15,100	611,550
Mortgage Real Estate Investment Trusts - 2.0%
Anworth Mortgage Asset Corp.	35,512	178,980
Chimera Investment Corp.	118,500	2,263,350
Dynex Capital, Inc.	128,700	855,855
Ellington Residential Mortgage REIT	32,300	361,760
Great Ajax Corp.	199,926	2,673,011
Hunt Companies Finance Trust I	17,008	56,977
Invesco Mortgage Capital, Inc.	100,100	1,660,659
MFA Financial, Inc.	1,122,900	9,039,345
New Residential Investment Corp.	12,200	218,258
Redwood Trust, Inc.	59,900	1,006,919
		18,315,114

TOTAL FINANCIALS		20,983,368

REAL ESTATE - 13.3%
Equity Real Estate Investment Trusts (REITs) - 13.1%
Acadia Realty Trust (SBI)	420,000	11,373,600
American Homes 4 Rent Class A	83,067	1,839,103
American Tower Corp.	57,000	8,449,680
Apartment Investment & Management Co. Class A	254,701	10,862,998
AvalonBay Communities, Inc.	16,600	2,935,710
Cedar Realty Trust, Inc.	32,200	153,272
Colony NorthStar, Inc.	698,199	4,300,906
Crown Castle International Corp.	9,900	1,097,217
DDR Corp.	119,700	1,639,890
Equinix, Inc.	13,200	5,798,496
Equity Lifestyle Properties, Inc.	145,200	13,211,741
Equity Residential (SBI)	78,100	5,110,083
Extra Space Storage, Inc.	7,900	742,363
Gramercy Property Trust	52,300	1,432,497
Healthcare Realty Trust, Inc.	47,500	1,411,225
Healthcare Trust of America, Inc.	98,950	2,703,314
Lexington Corporate Properties Trust	384,422	3,379,069
Mid-America Apartment Communities, Inc.	74,414	7,499,443
Omega Healthcare Investors, Inc.	89,700	2,663,193
Public Storage	14,000	3,049,620
Rexford Industrial Realty, Inc.	24,400	747,616
Sabra Health Care REIT, Inc.	241,000	5,208,010
Safety Income and Growth, Inc.	46,000	818,800
Senior Housing Properties Trust (SBI)	219,600	3,917,664
Spirit MTA REIT	9,630	96,204
Spirit Realty Capital, Inc.	96,300	806,031
Store Capital Corp.	88,200	2,421,090
Terreno Realty Corp.	44,480	1,641,757
Ventas, Inc.	168,328	9,490,333
VEREIT, Inc.	240,300	1,833,489
Welltower, Inc.	29,500	1,846,700
		118,481,114
Real Estate Management & Development - 0.2%
Colony NorthStar Credit Real Estate, Inc.	81,100	1,724,186
Retail Value, Inc. (a)	11,970	395,489
		2,119,675

TOTAL REAL ESTATE		120,600,789

TOTAL COMMON STOCKS
(Cost $119,102,305)		143,593,881

Preferred Stocks - 23.9%
Convertible Preferred Stocks - 2.5%
FINANCIALS - 1.0%
Mortgage Real Estate Investment Trusts - 1.0%
Great Ajax Corp. 7.25%	306,500	7,616,035
Sutherland Asset Management Corp. 7.00%	68,900	1,812,070
		9,428,105
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	8,241	287,937
Braemar Hotels & Resorts, Inc. 5.50%	17,193	328,386
iStar Financial, Inc. Series J, 4.50%	44,700	2,100,963
Lexington Corporate Properties Trust Series C, 6.50%	70,019	3,430,161
QTS Realty Trust, Inc. 6.50% (a)	8,000	846,560
RLJ Lodging Trust Series A, 1.95%	38,600	1,017,110
Wheeler REIT, Inc. 8.75%	208,000	4,132,960
		12,144,077
Real Estate Management & Development - 0.2%
Landmark Infrastructure Partners LP 0.00%	55,500	1,279,275
TOTAL REAL ESTATE		13,423,352

TOTAL CONVERTIBLE PREFERRED STOCKS		22,851,457

Nonconvertible Preferred Stocks - 21.4%
FINANCIALS - 10.2%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	768,883
Mortgage Real Estate Investment Trusts - 10.1%
AG Mortgage Investment Trust, Inc.:
8.00%	137,584	3,497,385
8.25%	1,300	33,436
AGNC Investment Corp.:
Series B, 7.75%	29,100	751,420
Series C, 7.00%	61,500	1,593,852
American Capital Mortgage Investment Corp. Series A, 8.125%	33,100	851,974
Annaly Capital Management, Inc.:
Series C, 7.625%	14,664	374,058
Series D, 7.50%	83,513	2,123,736
Series F, 6.95%	206,600	5,263,052
Series G, 6.50%	118,900	2,885,703
Anworth Mortgage Asset Corp. Series A, 8.625%	121,162	3,253,030
Apollo Commercial Real Estate Finance, Inc. Series C, 8.00%	89,058	2,277,658
Arbor Realty Trust, Inc.:
Series A, 8.25%	41,922	1,087,876
Series B, 7.75%	40,000	1,025,600
Series C, 8.50%	15,000	396,300
Armour Residential REIT, Inc. Series B, 7.875%	25,701	643,075
Capstead Mortgage Corp. Series E, 7.50%	37,016	930,952
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	61,500	1,568,250
Chimera Investment Corp.:
Series A, 8.00%	36,200	931,064
Series B, 8.00%	328,858	8,582,701
CYS Investments, Inc.:
Series A, 7.75%	10,314	258,263
Series B, 7.50%	113,333	2,799,438
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,454,055
Series B, 7.625%	47,335	1,166,808
Exantas Capital Corp. 8.625%	2,011	51,200
Hunt Companies Finance Trust I Series A, 8.75%	28,863	727,925
Invesco Mortgage Capital, Inc.:
7.50%	381,256	9,531,400
Series A, 7.75%	30,151	758,298
Series B, 7.75%	226,916	5,908,076
MFA Financial, Inc.:
8.00%	108,747	2,793,710
Series B, 7.50%	188,749	4,777,426
New York Mortgage Trust, Inc.:
Series B, 7.75%	78,802	1,904,250
Series C, 7.875%	117,633	2,862,011
Series D, 8.00%	74,400	1,775,184
PennyMac Mortgage Investment Trust:
8.125%	59,000	1,487,974
Series B, 8.00%	102,800	2,593,644
Two Harbors Investment Corp.:
Series A, 8.125%	104,500	2,808,573
Series B, 7.625%	220,055	5,624,606
Series C, 7.25%	123,545	3,043,976
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	23,000	602,600
		92,000,539
TOTAL FINANCIALS		92,769,422
REAL ESTATE - 11.1%
Equity Real Estate Investment Trusts (REITs) - 11.0%
American Homes 4 Rent:
Series D, 6.50%	40,000	1,048,000
Series E, 6.35%	40,000	1,038,404
Series F, 5.875%	44,883	1,122,075
Series G, 5.875%	34,800	860,604
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	12,945	335,854
Series F, 7.375%	52,000	1,254,198
Series G, 7.375%	20,000	485,000
Series H, 7.50%	28,700	703,469
Series I, 7.50%	47,300	1,148,108
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	102,400	2,622,259
Series C, 7.625%	27,200	670,757
Series D, 7.125%	30,000	686,700
Cedar Realty Trust, Inc.:
Series B, 7.25%	24,806	619,654
Series C, 6.50%	50,200	1,167,652
City Office REIT, Inc. Series A, 6.625%	25,500	629,850
Colony NorthStar, Inc.:
Series B, 8.25%	42,790	1,101,843
Series E, 8.75%	94,516	2,485,771
Series G, 7.50%	72,608	1,754,209
Series H, 7.125%	175,512	4,140,328
Series I, 7.15%	196,135	4,575,830
Series J, 7.15%	256,537	5,977,312
DDR Corp.:
Series J, 6.50%	70,181	1,743,296
Series K, 6.25%	25,489	617,853
Digital Realty Trust, Inc.:
Series C, 6.625%	16,000	425,280
Series G, 5.875%	28,270	714,383
Series H, 7.375%	10,000	260,280
Farmland Partners, Inc. Series B, 6.00%	110,000	2,550,900
General Growth Properties, Inc. Series A, 6.375%	38,990	957,594
Gladstone Commercial Corp. Series D, 7.00%	101,200	2,567,950
Gladstone Land Corp. Series A, 6.375%	11,000	280,170
Global Medical REIT, Inc. Series A, 7.50%	22,800	566,010
Global Net Lease, Inc. Series A, 7.25%	123,600	3,128,415
Government Properties Income Trust 5.875%	37,500	944,625
Hersha Hospitality Trust Series D, 6.50%	40,000	924,800
Investors Real Estate Trust Series C, 6.625%	54,100	1,339,857
iStar Financial, Inc.:
Series D, 8.00%	62,442	1,592,271
Series G, 7.65%	96,000	2,403,840
Series I, 7.50%	26,900	662,547
Jernigan Capital, Inc. Series B, 7.00%	26,800	647,826
Kimco Realty Corp. Series M, 5.25%	22,400	507,808
LaSalle Hotel Properties:
Series I, 6.375%	47,339	1,181,108
Series J, 6.30%	40,000	1,008,000
Monmouth Real Estate Investment Corp. Series C, 6.125%	40,400	985,905
National Retail Properties, Inc. Series E, 5.70%	46,124	1,164,216
National Storage Affiliates Trust Series A, 6.00%	11,300	282,274
Pebblebrook Hotel Trust:
Series C, 6.50%	71,130	1,790,257
Series D, 6.375%	50,000	1,246,500
Pennsylvania (REIT):
Series B, 7.375%	55,408	1,359,712
Series C, 7.20%	9,000	211,680
Series D, 6.875%	25,700	580,306
Plymouth Industrial REIT, Inc. Series A, 7.50%	28,100	699,662
Prologis, Inc. Series Q, 8.54%	15,800	1,013,570
PS Business Parks, Inc. Series U, 5.75%	102,483	2,581,957
Public Storage:
Series F, 5.15%	28,000	694,960
Series Y, 6.375%	19,826	512,304
QTS Realty Trust, Inc. Series A, 7.125%	32,500	830,050
RAIT Financial Trust:
7.125%	82,863	1,890,105
7.625%	46,080	901,786
Rexford Industrial Realty, Inc.:
Series A, 5.875%	25,000	615,563
Series B, 5.875%	49,100	1,207,860
Saul Centers, Inc.:
Series C, 6.875%	40,477	1,011,925
Series D, 6.125%	15,000	352,500
Sotherly Hotels, Inc.:
Series B, 8.00%	12,000	303,720
Series C, 7.875%	18,100	453,097
Spirit Realty Capital, Inc. Series A, 6.00%	15,500	364,610
Stag Industrial, Inc. Series C, 6.875%	17,000	447,897
Summit Hotel Properties, Inc.:
Series D, 6.45%	40,000	972,400
Series E, 6.25%	32,000	756,160
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	8,000	208,440
Series F, 6.45%	16,000	404,800
Taubman Centers, Inc. Series K, 6.25%	19,561	488,047
UMH Properties, Inc.:
Series B, 8.00%	150,700	4,068,900
Series C, 6.75%	58,520	1,513,912
Series D, 6.375%	19,700	472,211
Urstadt Biddle Properties, Inc.:
Series G, 6.75%	33,500	840,850
Series H, 6.25%	48,000	1,194,043
VEREIT, Inc. Series F, 6.70%	254,483	6,479,137
Washington Prime Group, Inc.:
Series H, 7.50%	53,575	1,250,976
Series I, 6.875%	10,483	220,772
		99,825,754
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP Series B, 7.90%	20,800	503,110
TOTAL REAL ESTATE		100,328,864
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35%	30,700	610,059

TOTAL NONCONVERTIBLE PREFERRED STOCKS		193,708,345

TOTAL PREFERRED STOCKS
(Cost $212,340,256)		216,559,802
	Principal Amount	Value

Corporate Bonds - 24.8%
Convertible Bonds - 5.8%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23 unit (b)	1,400,000	1,400,700
FINANCIALS - 5.4%
Diversified Financial Services - 0.3%
Granite Point Mortgage Trust, Inc. 5.625% 12/1/22 (b)	2,620,000	2,675,044
Mortgage Real Estate Investment Trusts - 5.1%
Arbor Realty Trust, Inc.:
5.25% 7/1/21 (b)	900,000	918,729
5.25% 7/1/21 (b)	1,200,000	1,178,522
Blackstone Mortgage Trust, Inc.:
4.375% 5/5/22	2,940,000	2,898,302
4.75% 3/15/23	1,600,000	1,563,480
Colony Financial, Inc.:
3.875% 1/15/21	5,220,000	4,940,730
5% 4/15/23	3,395,000	3,216,763
Exantas Capital Corp.:
4.5% 8/15/22	870,000	882,512
6% 12/1/18	1,110,000	1,136,418
8% 1/15/20	1,810,000	1,874,545
PennyMac Corp. 5.375% 5/1/20	6,884,000	6,884,668
Redwood Trust, Inc. 5.625% 7/15/24	2,100,000	2,067,185
RWT Holdings, Inc. 5.625% 11/15/19	11,250,000	11,375,719
Starwood Property Trust, Inc. 4.375% 4/1/23	2,680,000	2,689,533
Two Harbors Investment Corp. 6.25% 1/15/22	780,000	802,545
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	3,570,000	3,679,196
		46,108,847
TOTAL FINANCIALS		48,783,891
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Realty Capital Properties, Inc. 3.75% 12/15/20	2,660,000	2,679,977

TOTAL CONVERTIBLE BONDS		52,864,568

Nonconvertible Bonds - 19.0%
CONSUMER DISCRETIONARY - 4.6%
Hotels, Restaurants & Leisure - 0.8%
ESH Hospitality, Inc. 5.25% 5/1/25 (b)	3,460,000	3,356,200
FelCor Lodging LP 6% 6/1/25	1,380,000	1,411,050
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24	460,000	466,900
Times Square Hotel Trust 8.528% 8/1/26 (b)	2,015,495	2,324,940
		7,559,090
Household Durables - 3.8%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (b)	2,340,000	2,190,825
6.875% 2/15/21 (b)	2,669,000	2,682,345
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	1,280,000	1,113,600
6.75% 3/15/25	1,535,000	1,442,900
8.75% 3/15/22	1,330,000	1,412,527
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)	1,060,000	1,065,300
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)	2,000,000	1,990,000
6.5% 12/15/20 (b)	2,425,000	2,451,675
KB Home 8% 3/15/20	2,395,000	2,544,688
LGI Homes, Inc. 6.875% 7/15/26 (b)	755,000	755,000
M/I Homes, Inc.:
5.625% 8/1/25	1,395,000	1,308,231
6.75% 1/15/21	735,000	754,294
Meritage Homes Corp.:
5.125% 6/6/27	885,000	811,988
6% 6/1/25	3,085,000	3,106,256
7% 4/1/22	2,005,000	2,155,375
7.15% 4/15/20	1,940,000	2,027,300
New Home Co. LLC 7.25% 4/1/22	1,640,000	1,682,082
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)	760,000	757,872
TRI Pointe Homes, Inc. 5.25% 6/1/27	875,000	802,813
William Lyon Homes, Inc.:
5.875% 1/31/25	1,915,000	1,809,981
7% 8/15/22	1,245,000	1,268,344
		34,133,396
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	240,000	242,038
TOTAL CONSUMER DISCRETIONARY		41,934,524
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	2,670,000	2,397,874
6.625% 6/15/24	1,900,000	1,819,250
Albertsons, Inc. 8.7% 5/1/30	845,000	730,925
C&S Group Enterprises LLC 5.375% 7/15/22 (b)	2,280,000	2,260,050
Cumberland Farms, Inc. 6.75% 5/1/25 (b)	365,000	367,281
		7,575,380
FINANCIALS - 0.6%
Diversified Financial Services - 0.5%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,659,000	1,600,105
Five Point Operation Co. LP 7.875% 11/15/25 (b)	1,875,000	1,903,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	820,000	825,125
6.25% 2/1/22	280,000	285,424
		4,613,779
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 4.75% 3/15/25 (b)	700,000	691,250
TOTAL FINANCIALS		5,305,029
HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
QCP SNF West (REIT) LLC 8.125% 11/1/23 (b)	1,255,000	1,364,813
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	4,040,000	4,050,100
5.5% 2/1/21	4,450,000	4,511,188
		9,926,101
INDUSTRIALS - 0.1%
Building Products - 0.1%
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (b)	1,100,000	1,089,000
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 5% 3/15/24	615,000	617,306
REAL ESTATE - 11.7%
Equity Real Estate Investment Trusts (REITs) - 8.7%
American Homes 4 Rent 4.25% 2/15/28	2,000,000	1,920,071
ARC Properties Operating Partnership LP 4.6% 2/6/24	1,640,000	1,642,043
Care Capital Properties LP 5.125% 8/15/26	6,386,000	6,129,217
CBL & Associates LP:
4.6% 10/15/24	5,401,000	4,500,686
5.25% 12/1/23	3,500,000	3,096,911
5.95% 12/15/26	2,434,000	2,097,735
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,343,000	1,306,068
DCT Industrial Operating Partnership LP 4.5% 10/15/23	2,000,000	2,061,368
DDR Corp.:
3.625% 2/1/25	128,000	121,379
4.625% 7/15/22	370,000	378,819
Equinix, Inc. 5.375% 5/15/27	1,175,000	1,183,813
HCP, Inc.:
4% 6/1/25	2,000,000	1,954,396
4.25% 11/15/23	1,185,000	1,189,137
Healthcare Realty Trust, Inc. 3.75% 4/15/23	967,000	947,182
Hospitality Properties Trust 5% 8/15/22	823,000	847,362
iStar Financial, Inc.:
4.625% 9/15/20	1,140,000	1,130,025
5% 7/1/19	2,733,000	2,735,391
5.25% 9/15/22	715,000	697,125
6% 4/1/22	1,490,000	1,488,138
Lexington Corporate Properties Trust:
4.25% 6/15/23	2,500,000	2,453,013
4.4% 6/15/24	385,000	378,576
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	3,540,000	3,424,950
5.25% 8/1/26	1,380,000	1,359,300
6.375% 3/1/24	790,000	829,500
National Retail Properties, Inc. 3.5% 10/15/27	579,000	541,332
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	579,000	574,672
4.5% 4/1/27	455,000	433,917
4.75% 1/15/28	1,479,000	1,429,272
4.95% 4/1/24	627,000	634,042
Regency Centers LP 3.6% 2/1/27	442,000	420,008
SBA Communications Corp. 4% 10/1/22	425,000	411,324
Select Income REIT:
4.15% 2/1/22	1,992,000	1,977,253
4.25% 5/15/24	890,000	851,488
4.5% 2/1/25	3,457,000	3,346,209
Senior Housing Properties Trust:
3.25% 5/1/19	500,000	500,253
4.75% 5/1/24	11,978,000	11,936,454
4.75% 2/15/28	4,000,000	3,885,429
6.75% 4/15/20	576,000	595,052
6.75% 12/15/21	2,000,000	2,135,413
VEREIT Operating Partnership LP 4.875% 6/1/26	2,055,000	2,057,501
WP Carey, Inc.:
4% 2/1/25	344,000	333,096
4.25% 10/1/26	905,000	882,533
4.6% 4/1/24	1,968,000	1,985,440
		78,802,893
Real Estate Management & Development - 3.0%
Greystar Real Estate Partners 5.75% 12/1/25 (b)	1,285,000	1,246,450
Howard Hughes Corp. 5.375% 3/15/25 (b)	6,380,000	6,244,425
Kennedy-Wilson, Inc.:
5.875% 4/1/24 (b)	3,795,000	3,700,125
5.875% 4/1/24	6,110,000	5,957,250
Mattamy Group Corp.:
6.5% 10/1/25 (b)	2,005,000	1,954,875
6.875% 12/15/23 (b)	1,985,000	2,017,256
Mid-America Apartments LP:
3.75% 6/15/24	337,000	330,992
4.3% 10/15/23	740,000	750,742
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (b)	1,345,000	1,308,416
Washington Prime Group LP 5.95% 8/15/24	3,590,000	3,545,559
		27,056,090
TOTAL REAL ESTATE		105,858,983

TOTAL NONCONVERTIBLE BONDS		172,306,323

TOTAL CORPORATE BONDS
(Cost $225,674,800)		225,170,891

Asset-Backed Securities - 3.9%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)	1,740,000	1,924,996
Series 2015-SFR1 Class E, 5.639% 4/17/52 (b)	1,354,586	1,436,355
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (b)	1,624,000	1,764,883
Class XS, 0% 10/17/45 (b)(c)(d)	938,961	9
Colony Starwood Homes Series 2016-2A Class F, 1 month U.S. LIBOR + 4.150% 6.2233% 12/17/33 (b)(c)(e)	1,500,000	1,548,534
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,292,787
Series 2002-2 Class M2, 9.163% 3/1/33	1,808,626	1,661,495
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	355,914	362,814
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.539% 5.6241% 7/17/34 (b)(c)(e)	1,099,000	1,106,375
Home Partners of America Trust:
Series 2016-2 Class F, 1 month U.S. LIBOR + 4.700% 6.7851% 10/17/33 (b)(c)(e)	607,000	612,622
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.284% 7/17/37 (b)(c)(e)	604,000	604,840
Invitation Homes Trust:
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 3.000% 5.0851% 12/17/36 (b)(c)(e)	1,407,000	1,425,308
Series 2018-SFR1 Class F, 1 month U.S. LIBOR + 2.500% 4.5851% 3/17/37 (b)(c)(e)	2,058,000	2,072,718
Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.3216% 6/17/37 (b)(c)(e)	1,000,000	999,997
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	2,564,740	1,801,218
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (b)	588,000	609,611
Series 2016-SFR1 Class F, 1 month U.S. LIBOR + 5.000% 7.0851% 9/17/33 (b)(c)(e)	2,276,000	2,285,594
Series 2017-SFR1 Class F, 5.35% 8/17/34 (b)	526,000	534,543
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (b)(e)	783,000	782,860
Series 2018-SFR2 Class F, 4.953% 8/17/35 (b)	598,000	597,439
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	211,372	141,346
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 4.6851% 1/17/35 (b)(c)(e)	994,000	1,000,000
Class F, 1 month U.S. LIBOR + 3.400% 5.4851% 1/17/35 (b)(c)(e)	2,132,000	2,148,853
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (b)	1,432,000	1,443,620
Series 2017-SFR2 Class F, 5.104% 1/17/36 (b)	628,000	632,296
Series 2018-SFR1 Class F, 4.96% 5/17/37 (b)	1,386,000	1,376,477
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (b)	1,310,000	1,342,920
VB-S1 Issuer LLC:
Series 2016-1A Class F, 6.901% 6/15/46 (b)	1,453,000	1,496,651
Series 2018-1A Class F, 5.25% 2/15/48 (b)	2,044,000	2,043,355
TOTAL ASSET-BACKED SECURITIES
(Cost $34,334,095)		35,050,516

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.4%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5422% 12/25/46 (b)(c)	811,000	833,270
Series 2010-K7 Class B, 5.6858% 4/25/20 (b)(c)	2,605,000	2,691,508
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,362,513)		3,524,778

Commercial Mortgage Securities - 23.2%
Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32 (b)(c)	2,000,000	2,028,480
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)	588,000	477,139
Series 2018-BN12 Class D, 3% 5/15/61 (b)	299,000	229,104
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (b)(c)	1,626,000	1,560,384
Class F, 4.4272% 9/10/28 (b)(c)	800,000	735,699
BX Commercial Mortgage Trust floater Series 2018-BIOA Class F, 1 month U.S. LIBOR + 2.471% 4.5443% 3/15/37 (b)(c)(e)	2,000,000	2,001,240
BX Trust Series 2017-IMC Class F, 1 month U.S. LIBOR + 4.250% 6.3233% 10/15/32 (b)(c)(e)	2,119,000	2,129,591
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (b)(c)	806,000	808,262
Class F, 5.6712% 4/10/29 (b)(c)	1,890,000	1,816,293
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (b)	2,188,000	1,815,317
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (b)(c)	561,000	556,886
Class F, 3.9121% 4/10/28 (b)(c)	1,882,000	1,862,494
CGMS Commercial Mortgage Trust Series 2017-MDRB Class E, 1 month U.S. LIBOR + 3.872% 5.9431% 7/15/30 (b)(c)(e)	1,154,000	1,146,378
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2749% 9/10/46 (b)(c)	2,496,000	2,454,751
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.4233% 7/15/27 (b)(c)(e)	567,000	570,496
Series 2016-C3 Class D, 3% 11/15/49 (b)	2,911,000	2,236,669
Series 2016-SMPL Class E, 4.509% 9/10/31 (b)	299,000	298,654
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	2,000,000	1,569,976
Series 2012-CR1:
Class C, 5.4983% 5/15/45(c)	3,000,000	3,087,837
Class D, 5.4983% 5/15/45 (b)(c)	1,917,000	1,914,750
Class G, 2.462% 5/15/45 (b)	1,133,000	822,567
Series 2012-LC4:
Class C, 5.7774% 12/10/44 (c)	780,000	774,686
Class D, 5.7774% 12/10/44 (b)(c)	3,532,000	3,211,801
Series 2013-CCRE6 Class E, 4.2031% 3/10/46 (b)(c)	147,000	119,214
Series 2013-CR10 Class D, 4.9497% 8/10/46 (b)(c)	1,756,000	1,553,151
Series 2013-CR12 Class D, 5.2474% 10/10/46 (b)(c)	2,900,000	2,492,778
Series 2013-CR6 Class F, 4.2031% 3/10/46 (b)(c)	1,459,000	970,333
Series 2013-CR9 Class D, 4.404% 7/10/45 (b)(c)	790,000	679,960
Series 2013-LC6 Class D, 4.4414% 1/10/46 (b)(c)	2,732,000	2,596,787
Series 2014-UBS2 Class D, 5.0145% 3/10/47 (b)(c)	537,000	458,585
Series 2016-CD1 Class D, 2.9043% 8/10/49 (b)(c)	2,104,000	1,696,669
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)	1,161,000	955,540
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 4.7224% 5/10/43 (b)(c)	1,549,468	1,537,284
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2 Class D, 4.9926% 8/15/45 (b)(c)	836,000	821,007
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (b)(c)	2,067,000	1,984,003
Series 2015-WEST Class F, 4.3677% 2/10/37 (b)(c)	2,496,000	2,389,778
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.47% 6/15/50 (b)	1,717,000	1,504,605
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (b)(c)	840,000	809,641
Series 2017-CX9 Class D, 4.2977% 9/15/50 (b)(c)	432,000	358,628
CSMC Trust Series 2016-MFF Class F, 1 month U.S. LIBOR + 7.250% 9.3216% 11/15/33 (b)(c)(e)	2,700,000	2,725,195
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (b)(c)	1,000,000	978,837
Class E, 5.099% 1/10/34 (b)(c)	2,047,000	1,949,624
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8842% 11/10/46 (b)(c)	2,745,000	2,833,706
Class G, 4.652% 11/10/46 (b)	2,640,000	2,374,763
Series 2011-LC3A Class D, 5.5154% 8/10/44 (b)(c)	728,000	748,044
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.577% 12/25/43 (c)(d)	4,947,000	283,375
Series K012 Class X3, 2.3288% 1/25/41 (c)(d)	2,799,977	142,148
Series K013 Class X3, 2.814% 1/25/43 (c)(d)	4,806,000	315,212
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class DFX, 3.3822% 12/15/34 (b)(c)	300,000	298,271
Class EFX, 3.4949% 12/15/34 (b)(c)	2,947,000	2,914,961
Class FFX, 3.4949% 12/15/34 (b)(c)	3,708,000	3,650,325
Class GFX, 3.4949% 12/15/34 (b)(c)	3,333,000	3,263,936
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.0379% 11/21/35 (b)(c)(e)	1,500,000	1,499,997
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.7% 7/15/35 (b)(c)(e)	669,000	661,703
Series 2010-C2 Class D, 5.3547% 12/10/43 (b)(c)	2,000,000	2,031,143
Series 2011-GC5:
Class D, 5.5644% 8/10/44 (b)(c)	2,075,000	2,022,616
Class E, 5.5644% 8/10/44 (b)(c)	756,000	623,894
Class F, 4.5% 8/10/44 (b)	588,000	319,668
Series 2012-GC6:
Class C, 5.8403% 1/10/45 (b)(c)	2,400,000	2,494,516
Class D, 5.8403% 1/10/45 (b)(c)	1,816,000	1,733,209
Class E, 5% 1/10/45 (b)(c)	831,000	715,496
Series 2012-GCJ7:
Class C, 5.8874% 5/10/45 (c)	3,500,000	3,600,178
Class D, 5.8874% 5/10/45 (b)(c)	3,425,000	3,277,096
Class E, 5% 5/10/45 (b)	1,760,000	1,217,143
Series 2012-GCJ9 Class D, 4.9058% 11/10/45 (b)(c)	1,507,000	1,435,863
Series 2013-GC14 Class D, 4.9229% 8/10/46 (b)(c)	320,000	305,095
Series 2013-GC16:
Class D, 5.503% 11/10/46 (b)(c)	3,250,000	3,203,609
Class F, 3.5% 11/10/46 (b)	1,428,000	1,039,269
Series 2016-GS2 Class D, 2.753% 5/10/49 (b)	1,964,000	1,570,317
Series 2016-GS3 Class D, 2.62% 10/10/49 (b)	602,000	471,737
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (b)	5,523,000	5,659,870
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (b)(c)	2,299,000	2,260,210
Class F, 4.2022% 2/10/29 (b)(c)	3,110,000	3,039,633
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.3333% 11/5/38 (b)(c)	1,460,000	1,306,200
Series 2016-SFP Class F, 6.1552% 11/5/35 (b)	4,443,000	4,499,223
IMT Trust Series 2017-APTS:
Class EFX, 3.6132% 6/15/34 (b)(c)	1,589,000	1,463,311
Class FFL, 1 month U.S. LIBOR + 2.850% 4.9216% 6/15/34 (b)(c)(e)	664,000	665,435
Independence Plaza Trust Series 2018-INDP Class E, 5.06% 7/10/35 (b)	504,000	504,888
Invitation Homes Trust floater Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.25% 7/17/37 (b)(c)(e)	1,491,000	1,490,995
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)	1,526,000	1,311,211
Series 2014-C26 Class D, 4.0667% 1/15/48 (b)(c)	602,000	526,819
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5957% 12/15/49 (b)(c)	1,809,000	1,511,333
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.2227% 12/15/49 (b)(c)	1,308,000	1,063,629
Series 2018-C8 Class D, 3.2458% 6/15/51 (b)(c)	302,000	236,705
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6578% 1/12/37 (b)(c)	498,246	509,618
Series 2010-CNTR Class D, 6.3899% 8/5/32 (b)(c)	1,216,000	1,263,027
Series 2012-CBX:
Class C, 5.2137% 6/15/45 (c)	1,240,000	1,251,565
Class E, 5.2137% 6/15/45 (b)(c)	865,000	787,931
Class G 4% 6/15/45 (b)	805,000	426,506
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.8653% 2/15/46 (b)(c)	3,311,000	3,243,645
Class G, 4.409% 2/15/46 (b)(c)	1,680,000	1,361,355
Class H, 4.409% 2/15/46 (b)(c)	1,320,000	965,403
Series 2011-C4 Class E, 5.6597% 7/15/46 (b)(c)	1,390,000	1,437,742
Series 2013-LC11:
Class D, 4.2985% 4/15/46 (c)	1,207,000	1,044,976
Class F, 3.25% 4/15/46 (b)(c)	482,000	290,828
Series 2015-UES Class F, 3.7417% 9/5/32 (b)(c)	1,843,000	1,801,396
Series 2018-AON Class F, 4.6132% 7/5/31 (b)	904,000	884,131
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7803% 5/12/39 (c)	406,698	410,513
Morgan Stanley BAML Trust:
Series 2012-C5 Class E, 4.8428% 8/15/45 (b)(c)	670,000	663,176
Series 2012-C6 Class D, 4.7268% 11/15/45 (b)(c)	2,000,000	2,004,870
Series 2013-C12 Class D, 4.9239% 10/15/46 (b)(c)	1,500,000	1,416,435
Series 2013-C13:
Class D, 5.0515% 11/15/46 (b)(c)	2,935,000	2,889,647
Class E, 5.0515% 11/15/46 (b)(c)	621,000	546,266
Series 2013-C7:
Class D, 4.3877% 2/15/46 (b)(c)	998,000	910,650
Class E, 4.3877% 2/15/46 (b)(c)	1,490,000	1,173,669
Series 2013-C9 Class C, 4.1797% 5/15/46 (c)	588,000	570,706
Series 2016-C30 Class D, 3% 9/15/49 (b)	963,000	725,359
Series 2016-C31 Class D, 3% 11/15/49 (b)(c)	1,500,000	1,123,088
Series 2016-C32 Class D, 3.396% 12/15/49 (b)	1,071,000	868,824
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.6009% 3/15/45 (b)(c)	1,284,000	1,108,734
Series 1997-RR Class F, 7.51% 4/30/39 (b)(c)	43,418	43,062
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)	290,877	248,470
Series 2011-C2:
Class D, 5.6659% 6/15/44 (b)(c)	2,382,000	2,337,722
Class E, 5.6659% 6/15/44 (b)(c)	2,396,000	2,255,431
Class F, 5.6659% 6/15/44 (b)(c)	1,467,000	1,295,532
Class XB, 0.6118% 6/15/44 (b)(c)(d)	51,641,000	719,581
Series 2011-C3:
Class E, 5.3267% 7/15/49 (b)(c)	255,000	254,810
Class F, 5.3267% 7/15/49 (b)(c)	572,000	550,140
Class G, 5.3267% 7/15/49 (b)(c)	715,000	622,003
Series 2012-C4 Class D, 5.6009% 3/15/45 (b)(c)	1,640,000	1,556,373
Series 2015-MS1 Class D, 4.1647% 5/15/48 (b)(c)	1,922,000	1,628,889
Series 2015-UBS8 Class D, 3.18% 12/15/48 (b)	987,000	828,314
Series 2016-BNK2 Class C, 3% 11/15/49 (b)	2,312,000	1,824,127
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 8.9998% 8/15/19 (b)(c)(e)	1,330,799	1,343,842
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.3233% 8/15/34 (b)(c)(e)	2,268,941	2,283,129
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (b)	2,828,800	2,796,522
Class E, 6.8087% 11/15/34 (b)	1,746,750	1,657,758
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(c)	1,000,000	910,499
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 4.669% 6/15/35 (b)(c)(e)	315,000	315,300
Class WAN2, 1 month U.S. LIBOR + 3.750% 5.669% 6/15/35 (b)(c)(e)	113,725	113,831
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	1,141,381	1,393,854
RETL floater Series 2018-RVP Class E, 1 month U.S. LIBOR + 4.500% 6.5733% 3/15/33 (b)(c)(e)	1,535,153	1,557,231
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7289% 5/10/45 (b)(c)	645,000	636,959
Class E, 5% 5/10/45 (b)(c)	1,165,000	999,272
Class F, 5% 5/10/45 (b)(c)	399,000	282,694
UBS-BAMLL Trust Series 12-WRM Class D, 4.3793% 6/10/30 (b)(c)	1,460,000	1,408,071
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.9229% 10/15/45 (b)(c)	492,000	486,684
Class E, 4.9229% 10/15/45 (b)(c)	1,298,000	1,202,696
Series 2016-BNK1 Class D, 3% 8/15/49 (b)	1,260,000	1,009,002
Series 2016-C35 Class D, 3.142% 7/15/48 (b)	3,317,000	2,448,778
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)	906,000	656,072
Series 2017-C38 Class D, 3% 7/15/50 (b)(c)	757,000	588,532
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (b)	2,100,000	2,081,703
Class D, 5.8471% 3/15/44 (b)(c)	1,000,000	832,909
Series 2011-C5:
Class C, 5.8594% 11/15/44 (b)(c)	1,250,000	1,304,656
Class E, 5.8594% 11/15/44 (b)(c)	693,000	690,992
Class F, 5.25% 11/15/44 (b)(c)	2,000,000	1,744,972
Class G, 5.25% 11/15/44 (b)(c)	1,000,000	820,561
Series 2012-C7 Class D, 4.9788% 6/15/45 (b)(c)	620,000	552,415
Series 2012-C8 Class E, 5.0557% 8/15/45 (b)(c)	524,000	500,470
Series 2013-C16 Class D, 5.1949% 9/15/46 (b)(c)	673,000	624,790
Series 2013-UBS1 Class D, 4.7694% 3/15/46 (b)(c)	859,000	789,490
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 1 month U.S. LIBOR + 3.720% 5.7936% 11/15/29 (b)(c)(e)	952,061	950,205
Class G, 1 month U.S. LIBOR + 3.020% 5.0933% 11/15/29 (b)(c)(e)	1,614,085	1,591,019
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (b)(c)	1,168,000	900,907
Class PR2, 3.6332% 6/5/35 (b)(c)	459,000	329,422
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $204,741,186)		210,927,576

Bank Loan Obligations - 5.7%
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.5%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8268% 12/22/24 (c)(e)	567,150	569,186
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0768% 8/30/23 (c)(e)	2,251,397	2,247,637
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0572% 6/10/22 (c)(e)	448,869	448,995
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.83% 4/27/24 (c)(e)	743,200	735,954
Wyndham Destinations, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3268% 5/31/25 (c)(e)	455,000	455,428
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8268% 5/30/25 (c)(e)	240,000	240,526
		4,697,726
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5694% 6/23/23 (c)(e)	1,877,675	1,811,562

TOTAL CONSUMER DISCRETIONARY		6,509,288

CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.7%
Albertson's LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.3194% 6/22/23 (c)(e)	3,114,248	3,093,476
3 month U.S. LIBOR + 3.000% 5.337% 12/21/22 (c)(e)	3,091,792	3,078,281
		6,171,757
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.33% 6/1/25 (c)(e)	1,500,000	1,510,785
Oil, Gas & Consumable Fuels - 0.6%
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.0844% 12/19/20 (c)(e)	4,428,536	4,380,088
TPF II Power LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8435% 10/2/23 (c)(e)	1,002,160	1,006,229
		5,386,317

TOTAL ENERGY		6,897,102

FINANCIALS - 0.8%
Diversified Financial Services - 0.2%
Veritas-B Junior Mezz C LLC 10.4875% 2/6/21 (c)(f)	1,629,000	1,716,803
Real Estate Management & Development - 0.5%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5735% 11/4/21 (c)(e)	4,891,083	4,892,208
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0785% 12/5/20 (c)(e)	564,574	566,454

TOTAL FINANCIALS		7,175,465

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.5572% 1/27/21 (c)(e)	1,564,324	1,535,431
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0768% 2/27/25 (c)(e)	1,855,350	1,846,073
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8435% 12/20/24 (c)(e)	555,622	558,400
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.800% 3.8785% 2/6/22 (c)(e)(f)	5,000,000	4,875,000
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8418% 6/28/23 (c)(e)	2,240,000	2,240,000
		7,115,000
Real Estate Management & Development - 0.5%
Capital Automotive LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.58% 3/24/24 (c)(e)	553,271	552,579
Simply Storage Management LLC 8.2375% 9/6/21 (c)(f)	3,026,000	3,037,499
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.081% 12/22/24 (c)(e)	1,045,000	1,045,815
		4,635,893

TOTAL REAL ESTATE		11,750,893

TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.08% 4/11/25 (c)(e)	3,105,000	3,096,461
UTILITIES - 0.7%
Electric Utilities - 0.3%
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8268% 1/30/24 (c)(e)	1,791,402	1,797,475
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8268% 1/30/24 (c)(e)	114,696	115,084
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.58% 12/2/21 (c)(e)	481,277	445,181
		2,357,740
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0768% 4/13/23 (c)(e)	1,520,848	1,523,509
MRP Generation Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 7.000% 9.3344% 10/18/22 (c)(e)	2,578,459	2,449,536
		3,973,045

TOTAL UTILITIES		6,330,785

TOTAL BANK LOAN OBLIGATIONS
(Cost $51,854,232)		51,871,655
	Shares	Value

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 1.96% (g)
(Cost $34,732,960)	34,729,732	34,736,677
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $886,142,347)		921,435,776
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(14,047,941)
NET ASSETS - 100%		$907,387,835

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $280,656,232 or 30.9% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$535,088
Fidelity Securities Lending Cash Central Fund	15,126
Total	$550,214

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,009,724	$2,009,724	$--	$--
Financials	123,180,895	113,752,790	9,428,105	--
Real Estate	234,353,005	220,929,653	13,423,352	--
Utilities	610,059	610,059	--	--
Corporate Bonds	225,170,891	--	225,170,891	--
Asset-Backed Securities	35,050,516	--	35,050,516	--
Collateralized Mortgage Obligations	3,524,778	--	3,524,778	--
Commercial Mortgage Securities	210,927,576	--	210,927,576	--
Bank Loan Obligations	51,871,655	--	42,242,353	9,629,302
Money Market Funds	34,736,677	34,736,677	--	--
Total Investments in Securities:	$921,435,776	$372,038,903	$539,767,571	$9,629,302

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$10,051,425
Net Realized Gain (Loss) on Investment Securities	(6,195)
Net Unrealized Gain (Loss) on Investment Securities	104,701
Cost of Purchases	1,721,087
Proceeds of Sales	(2,275,425)
Amortization/Accretion	33,709
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$9,629,302
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$94,960
Other Investments in Securities
Beginning Balance	$277,268
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	--
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(277,268)
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	2.6%
BBB	12.4%
BB	12.3%
B	13.6%
CCC,CC,C	1.0%
Not Rated	15.8%
Equities	39.7%
Short-Term Investments and Net Other Assets	2.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $851,409,387)	$886,699,099
Fidelity Central Funds (cost $34,732,960)	34,736,677
Total Investment in Securities (cost $886,142,347)		$921,435,776
Cash		408,069
Receivable for investments sold		1,820,113
Receivable for fund shares sold		8,567
Dividends receivable		336,443
Interest receivable		4,718,324
Distributions receivable from Fidelity Central Funds		56,768
Other receivables		2,463
Total assets		928,786,523
Liabilities
Payable for investments purchased	$3,168,175
Payable for fund shares redeemed	18,222,438
Other payables and accrued expenses	8,075
Total liabilities		21,398,688
Net Assets		$907,387,835
Net Assets consist of:
Paid in capital		$853,400,357
Undistributed net investment income		6,659,140
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,034,909
Net unrealized appreciation (depreciation) on investments		35,293,429
Net Assets		$907,387,835
Series Real Estate Income:
Net Asset Value, offering price and redemption price per share ($907,387,835 ÷ 82,727,416 shares)		$10.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$18,074,593
Interest		29,809,126
Income from Fidelity Central Funds		550,214
Total income		48,433,933
Expenses
Custodian fees and expenses	$17,886
Independent trustees' fees and expenses	3,853
Commitment fees	2,549
Total expenses before reductions	24,288
Expense reductions	(14,952)
Total expenses after reductions		9,336
Net investment income (loss)		48,424,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,349,944
Fidelity Central Funds	2,186
Foreign currency transactions	(799)
Total net realized gain (loss)		16,351,331
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(32,582,412)
Fidelity Central Funds	(1,983)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(32,584,399)
Net gain (loss)		(16,233,068)
Net increase (decrease) in net assets resulting from operations		$32,191,529

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,424,597	$43,527,164
Net realized gain (loss)	16,351,331	9,060,937
Change in net unrealized appreciation (depreciation)	(32,584,399)	(3,286,317)
Net increase (decrease) in net assets resulting from operations	32,191,529	49,301,784
Distributions to shareholders from net investment income	(49,000,695)	(41,562,413)
Distributions to shareholders from net realized gain	(12,651,932)	(13,652,895)
Total distributions	(61,652,627)	(55,215,308)
Share transactions - net increase (decrease)	36,122,209	27,688,733
Total increase (decrease) in net assets	6,661,111	21,775,209
Net Assets
Beginning of period	900,726,724	878,951,515
End of period	$907,387,835	$900,726,724
Other Information
Undistributed net investment income end of period	$6,659,140	$8,852,160

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Real Estate Income Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.34	$11.43	$11.13	$11.47	$11.41
Income from Investment Operations
Net investment income (loss)A	.59	.55	.52	.56	.58
Net realized and unrealized gain (loss)	(.20)	.06	.42	(.01)	.31
Total from investment operations	.39	.61	.94	.55	.89
Distributions from net investment income	(.60)	(.52)	(.53)	(.61)	(.59)
Distributions from net realized gain	(.16)	(.18)	(.11)	(.29)	(.24)
Total distributions	(.76)	(.70)	(.64)	(.89)B	(.83)
Net asset value, end of period	$10.97	$11.34	$11.43	$11.13	$11.47
Total ReturnC,D	3.61%	5.65%	8.93%	5.05%	8.33%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.63%	.77%	.77%	.77%
Expenses net of fee waivers, if any	- %G	.63%	.77%	.77%	.77%
Expenses net of all reductions	- %G	.63%	.77%	.77%	.77%
Net investment income (loss)	5.36%	4.89%	4.81%	5.03%	5.15%
Supplemental Data
Net assets, end of period (000 omitted)	$907,388	$423,538	$411,102	$401,861	$409,084
Portfolio turnover rateH	27%	24%	24%	19%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.89 per share is comprised of distributions from net investment income of $.606 and distributions from net realized gain of $.288 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Real Estate Income.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$48,746,800
Gross unrealized depreciation	(16,228,384)
Net unrealized appreciation (depreciation)	$32,518,416
Tax Cost	$888,917,360

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,548,988
Undistributed long-term capital gain	$11,032,079
Net unrealized appreciation (depreciation) on securities and other investments	$32,518,416

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$49,000,695	$ 43,512,826
Long-term Capital Gains	12,651,932	11,702,482
Total	$61,652,627	$ 55,215,308

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $270,375,935 and $237,432,568, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $970 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,549 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,126. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,644 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,308.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Series Real Estate Income	$49,000,695	$18,968,674
Class F	–	22,593,739
Total	$49,000,695	$41,562,413
From net realized gain
Series Real Estate Income	$12,651,932	$6,354,281
Class F	–	7,298,614
Total	$12,651,932	$13,652,895

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Series Real Estate Income
Shares sold	48,557,771	2,702,003	$549,896,778	$30,208,172
Reinvestment of distributions	5,626,052	2,298,349	61,652,627	25,322,955
Shares redeemed	(8,801,423)	(3,627,301)	(97,080,019)	(40,432,699)
Net increase (decrease)	45,382,400	1,373,051	$514,469,386	$15,098,428
Class F
Shares sold	191,320	3,810,903	$2,169,843	$42,458,442
Reinvestment of distributions	–	2,712,239	–	29,892,353
Shares redeemed	(42,260,435)	(5,374,089)	(480,517,020)	(59,760,490)
Net increase (decrease)	(42,069,115)	1,149,053	$(478,347,177)	$12,590,305

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Series Real Estate Income	- %-C
Actual		$1,000.00	$1,034.80	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay on September 10, 2018, to shareholders of record at the opening of business on September 7, 2018, a distribution of $0.144 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.151 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $ 15,630,175, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SRE-ANN-0918
1.924310.106

Fidelity® Series Blue Chip Growth Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® Series Blue Chip Growth Fund	26.54%	16.65%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$20,724	Fidelity® Series Blue Chip Growth Fund
$19,620	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund rose 26.54%, ahead of the 22.84% gain of the benchmark Russell 1000® Growth Index. Choices in the consumer sectors of the market added the most relative value. It also helped to overweight strong-performing consumer discretionary and underweight weaker-performing consumer staples. JUUL Labs, an out-of-index investment, contributed more than any other single position by far this period. The firm has emerged as a leader in the rapidly growing electronic cigarette market. Its disruptive technology is intended to offer smokers a potentially safer alternative to tar-burning cigarettes. JUUL's success in penetrating the U.S. market supported a higher estimate of fair value for this position. It is not publicly traded. Competition in this space is likely to increase. The firm and the industry face a number of social and public policy concerns. E-commerce giant Amazon.com was another significant contributor and also was the fund’s second largest holding on July 31. Choices in information technology and health care hurt. Our biggest individual detractor was ride-share, taxi and food delivery firm Uber Technologies. Past scandals continued to cast a shadow over the firm’s image, while intensifying competition also hurt the privately held company’s valuation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Alphabet, Inc. Class A	8.3
Amazon.com, Inc.	6.5
Apple, Inc.	6.4
Facebook, Inc. Class A	3.8
Microsoft Corp.	3.4
JUUL Labs, Inc. Series C	2.7
NVIDIA Corp.	2.7
Salesforce.com, Inc.	2.3
Tesla, Inc.	2.1
Uber Technologies, Inc. Series D, 8.00%	1.7
39.9

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	45.3
Consumer Discretionary	25.2
Health Care	10.9
Consumer Staples	5.3
Industrials	4.8

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	93.8%
Convertible Securities	6.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 9.2%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
CONSUMER DISCRETIONARY - 24.7%
Auto Components - 0.1%
Aptiv PLC	35,000	$3,432,450
Veoneer, Inc. (a)	25,900	1,354,570
		4,787,020
Automobiles - 2.1%
Tesla, Inc. (a)(b)	424,737	126,631,089
Diversified Consumer Services - 0.3%
Chegg, Inc. (a)	87,700	2,429,290
Grand Canyon Education, Inc. (a)	13,800	1,608,114
New Oriental Education & Technology Group, Inc. sponsored ADR	119,200	10,255,968
Weight Watchers International, Inc. (a)	55,800	4,995,774
		19,289,146
Hotels, Restaurants & Leisure - 2.0%
Accor SA	10,600	546,376
Alsea S.A.B. de CV	358,600	1,236,973
Caesars Entertainment Corp. (a)	463,400	5,236,420
Chipotle Mexican Grill, Inc. (a)	36,500	15,828,590
Eldorado Resorts, Inc. (a)	14,100	604,185
Hilton Grand Vacations, Inc. (a)	130,500	4,513,995
Hilton Worldwide Holdings, Inc.	71,700	5,639,922
International Game Technology PLC	155,800	3,938,624
Las Vegas Sands Corp.	82,500	5,931,750
Marriott International, Inc. Class A	83,800	10,712,992
McDonald's Corp.	93,100	14,666,974
Melco Crown Entertainment Ltd. sponsored ADR	99,900	2,583,414
Planet Fitness, Inc. (a)	148,900	7,075,728
Restaurant Brands International, Inc.	104,000	6,634,862
Royal Caribbean Cruises Ltd.	100,300	11,309,828
Shake Shack, Inc. Class A (a)	29,200	1,820,036
U.S. Foods Holding Corp. (a)	226,500	7,657,965
Vail Resorts, Inc.	10,000	2,768,700
Wyndham Destinations, Inc.	84,400	3,892,528
Wyndham Hotels & Resorts, Inc.	71,300	4,135,400
Wynn Resorts Ltd.	6,100	1,017,358
		117,752,620
Household Durables - 0.2%
Forbo Holding AG (Reg.)	390	617,997
iRobot Corp. (a)	8,000	634,000
SodaStream International Ltd. (a)	123,780	10,805,994
		12,057,991
Internet & Direct Marketing Retail - 9.2%
Amazon.com, Inc. (a)	220,080	391,178,995
JD.com, Inc. sponsored ADR (a)	718,100	25,751,066
Netflix, Inc. (a)	233,946	78,945,078
The Booking Holdings, Inc. (a)	23,500	47,674,920
The Honest Co., Inc. (a)(c)(d)	71,609	823,504
TripAdvisor, Inc. (a)	11,500	666,885
Wayfair LLC Class A (a)	57,100	6,213,622
		551,254,070
Media - 0.7%
China Literature Ltd. (a)(e)	472,574	3,952,642
Grupo Televisa SA de CV (CPO) sponsored ADR	30,200	600,376
The Walt Disney Co.	260,400	29,571,024
WME Entertainment Parent, LLC Class A (a)(c)(d)(f)	3,058,566	7,646,415
		41,770,457
Multiline Retail - 1.1%
Avenue Supermarts Ltd. (a)(e)	34,373	830,907
Dollar Tree, Inc. (a)	607,700	55,470,856
Future Retail Ltd.	348,759	2,723,438
Macy's, Inc.	136,200	5,411,226
Ollie's Bargain Outlet Holdings, Inc. (a)	45,900	3,190,050
V-Mart Retail Ltd. (a)	22,763	806,231
		68,432,708
Specialty Retail - 4.6%
At Home Group, Inc. (a)	34,300	1,244,061
Burlington Stores, Inc. (a)	87,000	13,294,470
Five Below, Inc. (a)	85,700	8,326,612
Floor & Decor Holdings, Inc. Class A (a)	93,700	4,474,175
Home Depot, Inc.	475,600	93,940,512
Inditex SA	107,924	3,536,738
Lowe's Companies, Inc.	575,000	57,120,500
Michaels Companies, Inc. (a)	68,200	1,391,962
RH (a)(b)	335,818	45,624,233
Ross Stores, Inc.	165,900	14,504,637
TCNS Clothing Co. Ltd. (a)	100,259	965,538
Tiffany & Co., Inc.	51,000	7,015,560
TJX Companies, Inc.	173,600	16,884,336
Ulta Beauty, Inc. (a)	13,700	3,348,143
Urban Outfitters, Inc. (a)	70,600	3,134,640
		274,806,117
Textiles, Apparel & Luxury Goods - 4.4%
adidas AG	98,035	21,683,632
Canada Goose Holdings, Inc. (a)	99,600	5,717,133
Carbon Black, Inc.	9,700	201,372
Cibus Global Ltd. Series C (c)(d)(f)	726,554	1,525,763
Crinetics Pharmaceuticals, Inc. (a)	28,600	703,846
Despegar.com Corp. (b)	73,300	1,540,766
Gildan Activewear, Inc.	22,400	577,026
GreenSky, Inc. Class A	53,200	920,360
Homology Medicines, Inc. (a)(b)	24,475	431,005
Kering SA	71,618	38,188,408
lululemon athletica, Inc. (a)	532,868	63,917,517
LVMH Moet Hennessy - Louis Vuitton SA	21,671	7,552,085
Michael Kors Holdings Ltd. (a)	190,300	12,698,719
NIKE, Inc. Class B	410,100	31,540,791
Pinduoduo, Inc. ADR	207,900	4,696,461
Prada SpA	1,692,300	8,052,873
PVH Corp.	124,200	19,067,184
Rubius Therapeutics, Inc. (a)	30,200	634,200
Scholar Rock Holding Corp.	32,100	521,304
Shenzhou International Group Holdings Ltd.	153,000	1,876,182
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	700,100	19,406,772
Tapestry, Inc.	178,900	8,429,768
Tory Burch LLC (c)(d)(f)	106,817	7,667,324
Under Armour, Inc. Class C (non-vtg.) (a)	201,300	3,772,362
VF Corp.	67,500	6,214,725
		267,537,578

TOTAL CONSUMER DISCRETIONARY		1,484,318,796

CONSUMER STAPLES - 2.6%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	84,600	17,785,458
Diageo PLC	28,883	1,059,645
Fever-Tree Drinks PLC	122,084	5,520,315
Keurig Dr. Pepper, Inc.	235,000	5,642,350
Monster Beverage Corp. (a)	401,143	24,076,603
Pernod Ricard SA	3,500	564,591
The Coca-Cola Co.	179,600	8,374,748
		63,023,710
Food & Staples Retailing - 0.8%
BJ's Wholesale Club Holdings, Inc.	268,600	6,658,594
Costco Wholesale Corp.	162,000	35,431,020
Performance Food Group Co. (a)	161,800	5,800,530
		47,890,144
Food Products - 0.1%
Blue Bottle Coffee, Inc. Class C (Escrow) (c)(d)	234,006	542,894
Darling International, Inc. (a)	132,700	2,665,943
Mondelez International, Inc.	16,900	733,122
The Kraft Heinz Co.	48,200	2,904,050
		6,846,009
Household Products - 0.1%
Energizer Holdings, Inc.	79,300	5,049,824
Personal Products - 0.5%
Coty, Inc. Class A	559,200	7,498,872
Estee Lauder Companies, Inc. Class A	76,800	10,363,392
Herbalife Nutrition Ltd. (a)	177,476	9,163,086
Kose Corp.	22,200	4,246,818
		31,272,168
Tobacco - 0.0%
JUUL Labs, Inc. (d)	2,450	410,449

TOTAL CONSUMER STAPLES		154,492,304

ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.	257,278	18,819,886
Andeavor	36,300	5,447,178
BP PLC sponsored ADR	52,875	2,384,134
Cenovus Energy, Inc.	116,900	1,172,729
Continental Resources, Inc. (a)	304,364	19,439,729
Delek U.S. Holdings, Inc.	141,200	7,528,784
Diamondback Energy, Inc.	74,000	9,764,300
EOG Resources, Inc.	87,026	11,221,132
Extraction Oil & Gas, Inc. (a)	200,359	3,029,428
Marathon Petroleum Corp.	50,000	4,041,500
Petronet LNG Ltd.	172,492	577,367
Phillips 66 Co.	5,300	653,702
Pioneer Natural Resources Co.	61,500	11,640,105
Reliance Industries Ltd.	846,521	14,665,117
Valero Energy Corp.	97,000	11,479,950
Whiting Petroleum Corp. (a)	413,900	20,550,135
		142,415,176
FINANCIALS - 3.8%
Banks - 1.8%
Bank of America Corp.	1,284,700	39,671,536
Citigroup, Inc.	272,489	19,589,234
Coastal Financial Corp. of Washington (a)	9,700	157,528
Cullen/Frost Bankers, Inc.	20,400	2,253,996
HDFC Bank Ltd. sponsored ADR	82,300	8,504,882
IndusInd Bank Ltd.	44,055	1,283,908
JPMorgan Chase & Co.	271,672	31,228,696
Kotak Mahindra Bank Ltd.	138,376	2,641,494
		105,331,274
Capital Markets - 1.7%
Apollo Global Management LLC Class A	57,500	2,041,250
BlackRock, Inc. Class A	34,200	17,194,392
Charles Schwab Corp.	292,900	14,955,474
E*TRADE Financial Corp. (a)	79,300	4,742,933
Edelweiss Financial Services Ltd.	287,620	1,300,088
Fairfax India Holdings Corp. (a)(e)	427,900	6,889,190
Goldman Sachs Group, Inc.	97,400	23,125,682
HDFC Asset Management Co. Ltd. (a)	403	6,475
Monex Group, Inc.	188,700	938,311
Morgan Stanley	255,400	12,913,024
MSCI, Inc.	13,300	2,210,327
TD Ameritrade Holding Corp.	277,300	15,847,695
Virtu Financial, Inc. Class A	113,700	2,291,055
		104,455,896
Consumer Finance - 0.0%
American Express Co.	25,700	2,557,664
Diversified Financial Services - 0.3%
Allakos, Inc. (a)	17,900	729,783
Berkshire Hathaway, Inc. Class B (a)	69,600	13,771,752
GDS Holdings Ltd. ADR (a)	21,900	478,077
		14,979,612

TOTAL FINANCIALS		227,324,446

HEALTH CARE - 10.7%
Biotechnology - 5.5%
AC Immune SA (a)	223,136	2,153,262
ACADIA Pharmaceuticals, Inc. (a)	87,700	1,323,393
Acceleron Pharma, Inc. (a)	19,900	866,844
Agios Pharmaceuticals, Inc. (a)	134,323	11,606,850
Aimmune Therapeutics, Inc. (a)	115,000	3,325,800
Alexion Pharmaceuticals, Inc. (a)	385,904	51,309,796
Alkermes PLC (a)	356,759	15,643,882
Alnylam Pharmaceuticals, Inc. (a)	347,200	32,984,000
Amgen, Inc.	6,400	1,257,920
AnaptysBio, Inc. (a)	31,600	2,474,912
Arena Pharmaceuticals, Inc. (a)	84,000	3,241,560
Ascendis Pharma A/S sponsored ADR (a)	122,000	8,288,680
BeiGene Ltd. ADR (a)	29,600	5,613,936
Biogen, Inc. (a)	8,800	2,942,456
bluebird bio, Inc. (a)	128,200	19,858,180
Blueprint Medicines Corp. (a)	14,200	845,468
Celgene Corp. (a)	51,600	4,648,644
Cellectis SA sponsored ADR (a)	42,400	1,225,360
Chimerix, Inc. (a)	27,600	123,372
Coherus BioSciences, Inc. (a)	185,500	3,533,775
CytomX Therapeutics, Inc. (a)(e)	137,854	3,631,074
CytomX Therapeutics, Inc. (a)	53,200	1,401,288
DBV Technologies SA sponsored ADR (a)	33,900	611,217
Deciphera Pharmaceuticals, Inc. (a)	15,900	546,960
Denali Therapeutics, Inc. (a)(b)	178,800	2,251,092
Editas Medicine, Inc. (a)	130,089	3,868,847
Epizyme, Inc. (a)	77,100	994,590
Exelixis, Inc. (a)	270,200	5,593,140
FibroGen, Inc. (a)	63,500	4,006,850
GenSight Biologics SA (a)(e)	194,511	489,021
Global Blood Therapeutics, Inc. (a)	149,900	6,265,820
Grifols SA ADR	30,900	642,102
Heron Therapeutics, Inc. (a)	57,900	2,168,355
ImmunoGen, Inc. (a)	55,500	516,150
Insmed, Inc. (a)	38,700	962,469
Intellia Therapeutics, Inc. (a)(b)	117,657	3,132,029
Intercept Pharmaceuticals, Inc. (a)	94,100	8,576,274
Ionis Pharmaceuticals, Inc. (a)	62,200	2,716,896
Ironwood Pharmaceuticals, Inc. Class A (a)	340,200	6,559,056
La Jolla Pharmaceutical Co. (a)	49,300	1,630,351
Madrigal Pharmaceuticals, Inc. (a)	2,000	514,060
Momenta Pharmaceuticals, Inc. (a)	35,300	1,044,880
Neurocrine Biosciences, Inc. (a)	198,000	19,897,020
Portola Pharmaceuticals, Inc. (a)	72,100	2,581,180
Radius Health, Inc. (a)(b)	26,800	643,200
Regeneron Pharmaceuticals, Inc. (a)	85,280	31,383,893
Replimune Group, Inc. (a)	42,100	631,079
Sage Therapeutics, Inc. (a)	127,986	18,470,940
Sarepta Therapeutics, Inc. (a)	74,800	8,694,752
Seres Therapeutics, Inc. (a)	17,900	135,503
Trevena, Inc. (a)	265,000	408,100
Ultragenyx Pharmaceutical, Inc. (a)	33,600	2,658,096
Vertex Pharmaceuticals, Inc. (a)	59,600	10,432,980
Xencor, Inc. (a)	109,200	4,064,424
Zai Lab Ltd. ADR	45,800	1,003,936
		332,395,714
Health Care Equipment & Supplies - 2.4%
Align Technology, Inc. (a)	12,000	4,279,800
Baxter International, Inc.	17,000	1,231,650
Becton, Dickinson & Co.	44,000	11,016,280
Boston Scientific Corp. (a)	1,310,000	44,029,100
Danaher Corp.	89,200	9,150,136
DexCom, Inc. (a)	35,400	3,367,602
Edwards Lifesciences Corp. (a)	8,600	1,225,070
Establishment Labs Holdings, Inc. (a)	100,600	2,617,612
Fisher & Paykel Healthcare Corp.	68,839	694,426
Hoya Corp.	10,200	611,188
Insulet Corp. (a)	62,200	5,172,552
Intuitive Surgical, Inc. (a)	89,200	45,330,548
Invuity, Inc. (a)(b)	152,600	610,400
iRhythm Technologies, Inc. (a)	115,700	8,741,135
Novocure Ltd. (a)	46,000	1,564,000
Penumbra, Inc. (a)	4,300	611,675
Quanterix Corp. (a)	38,600	578,614
Stryker Corp.	4,300	701,975
		141,533,763
Health Care Providers & Services - 1.8%
Humana, Inc.	143,000	44,927,740
National Vision Holdings, Inc.	126,700	5,151,622
Neuronetics, Inc.	14,000	349,300
OptiNose, Inc. (b)	163,324	3,323,643
UnitedHealth Group, Inc.	204,900	51,884,778
		105,637,083
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	85,900	1,735,180
Teladoc, Inc. (a)(b)	100,500	6,014,925
		7,750,105
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	2,100	681,156
Pharmaceuticals - 0.9%
Aclaris Therapeutics, Inc. (a)	42,700	731,878
Akcea Therapeutics, Inc.	207,800	6,570,636
Allergan PLC	3,500	644,315
AstraZeneca PLC sponsored ADR	80,600	3,153,878
Bausch Health Cos., Inc. (Canada) (a)	112,100	2,437,054
Bayer AG	5,108	568,659
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(c)(d)(f)(g)	9,636	4,914,264
Chiasma, Inc. warrants 12/16/24 (a)	23,784	3,599
Collegium Pharmaceutical, Inc. (a)(b)	22,500	433,575
Dova Pharmaceuticals, Inc. (a)(b)	54,700	1,179,879
Intersect ENT, Inc. (a)	30,600	989,910
Jazz Pharmaceuticals PLC (a)	65,700	11,371,356
Mylan NV (a)	16,800	626,808
MyoKardia, Inc. (a)	20,700	1,188,180
Nektar Therapeutics (a)	185,700	9,767,820
The Medicines Company (a)	170,200	6,762,046
Theravance Biopharma, Inc. (a)	17,300	414,335
Zogenix, Inc. (a)	30,000	1,702,500
		53,460,692

TOTAL HEALTH CARE		641,458,513

INDUSTRIALS - 4.6%
Aerospace & Defense - 1.5%
Bombardier, Inc. Class B (sub. vtg.) (a)	2,170,500	8,175,770
Elbit Systems Ltd. (b)	12,800	1,540,096
General Dynamics Corp.	37,000	7,391,120
Northrop Grumman Corp.	77,900	23,408,171
Raytheon Co.	68,300	13,525,449
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	22,703	3,836,807
Class C (c)(d)	686	115,934
The Boeing Co.	80,300	28,610,890
United Technologies Corp.	29,000	3,936,460
		90,540,697
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	8,500	647,445
XPO Logistics, Inc. (a)	146,200	14,579,064
		15,226,509
Airlines - 0.8%
Delta Air Lines, Inc.	275,700	15,003,594
Southwest Airlines Co.	31,900	1,855,304
Spirit Airlines, Inc. (a)	289,300	12,567,192
United Continental Holdings, Inc. (a)	161,600	12,992,640
Wizz Air Holdings PLC (a)(e)	87,213	3,967,580
		46,386,310
Building Products - 0.1%
Masco Corp.	120,800	4,871,864
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	28,800	1,652,832
Evoqua Water Technologies Corp. (a)	84,500	1,803,230
HomeServe PLC	238,600	3,169,325
Tomra Systems ASA	114,400	2,364,677
		8,990,064
Electrical Equipment - 0.3%
AMETEK, Inc.	17,000	1,322,600
Fortive Corp.	97,750	8,023,320
Melrose Industries PLC	263,929	747,921
Nidec Corp.	12,600	1,823,262
Regal Beloit Corp.	85,000	7,305,750
		19,222,853
Industrial Conglomerates - 0.6%
General Electric Co.	1,126,700	15,356,921
Honeywell International, Inc.	83,200	13,282,880
ITT, Inc.	106,900	6,058,023
		34,697,824
Machinery - 0.5%
Aumann AG (e)	42,400	2,959,952
Deere & Co.	101,000	14,623,790
Minebea Mitsumi, Inc.	26,400	473,804
Rational AG	3,100	2,124,241
SMC Corp.	1,300	435,755
WABCO Holdings, Inc. (a)	28,200	3,544,176
Xylem, Inc.	92,900	7,112,424
		31,274,142
Professional Services - 0.1%
CoStar Group, Inc. (a)	1,500	623,775
Equifax, Inc.	10,400	1,305,200
IHS Markit Ltd. (a)	98,100	5,202,243
Recruit Holdings Co. Ltd.	22,700	622,013
		7,753,231
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	43,200	5,179,680
Knight-Swift Transportation Holdings, Inc. Class A	250,500	8,153,775
		13,333,455
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	72,800	3,201,744
Wolseley PLC	9,214	726,840
		3,928,584
Transportation Infrastructure - 0.0%
Adani Ports & Special Economic Zone Ltd.	91,432	533,888

TOTAL INDUSTRIALS		276,759,421

INFORMATION TECHNOLOGY - 42.9%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	28,800	7,365,024
Lumentum Holdings, Inc. (a)	11,700	611,325
NETGEAR, Inc. (a)	171,500	11,293,275
		19,269,624
Electronic Equipment & Components - 0.1%
Corning, Inc.	83,300	2,763,894
II-VI, Inc. (a)	27,900	1,093,680
Jabil, Inc.	21,900	616,923
		4,474,497
Internet Software & Services - 15.2%
2U, Inc. (a)	52,700	3,987,282
Akamai Technologies, Inc. (a)	127,700	9,610,702
Alibaba Group Holding Ltd. sponsored ADR (a)	267,800	50,140,194
Alphabet, Inc. Class A (a)	405,913	498,144,550
ANGI Homeservices, Inc. Class A (a)	304,500	4,783,695
Carbonite, Inc. (a)	16,800	576,240
CarGurus, Inc. Class A	127,088	5,509,265
DocuSign, Inc. (b)	16,700	900,130
Dropbox, Inc. Class A (a)(b)	28,600	765,622
Facebook, Inc. Class A (a)	1,322,355	228,212,026
GMO Internet, Inc.	108,200	2,294,345
GoDaddy, Inc. (a)	103,800	7,641,756
GrubHub, Inc. (a)	16,000	1,950,240
HUYA, Inc. ADR (b)	63,171	2,034,106
IAC/InterActiveCorp (a)	25,200	3,710,700
Mercari, Inc. (a)	13,700	577,087
Mimecast Ltd. (a)	15,500	556,605
Momo, Inc. ADR (a)	96,000	3,937,920
NetEase, Inc. ADR	25,800	6,656,400
New Relic, Inc. (a)	2,800	273,560
Nutanix, Inc. Class A (a)	198,844	9,721,483
Okta, Inc. (a)	27,300	1,355,445
Pandora Media, Inc. (a)(b)	80,400	541,896
Shopify, Inc. Class A (a)	80,100	11,158,644
Stamps.com, Inc. (a)	28,400	7,412,400
Tencent Holdings Ltd.	641,000	29,174,729
The Trade Desk, Inc. (a)	53,000	4,468,960
Twilio, Inc. Class A (a)	26,400	1,528,296
Twitter, Inc. (a)	28,100	895,547
Wix.com Ltd. (a)	74,400	7,068,000
Yandex NV Series A (a)	106,300	3,822,548
YY, Inc. ADR (a)	36,200	3,374,926
		912,785,299
IT Services - 4.2%
Adyen BV (e)	10,515	6,718,379
Alliance Data Systems Corp.	22,900	5,149,752
Endava PLC ADR (a)	21,000	502,110
FleetCor Technologies, Inc. (a)	23,200	5,034,400
MasterCard, Inc. Class A	363,200	71,913,600
Netcompany Group A/S	23,300	847,532
PayPal Holdings, Inc. (a)	544,100	44,692,374
Square, Inc. (a)	66,200	4,279,830
Total System Services, Inc.	14,300	1,309,022
Visa, Inc. Class A	739,848	101,166,816
Wirecard AG	4,500	840,616
Worldpay, Inc. (a)	108,800	8,942,272
		251,396,703
Semiconductors & Semiconductor Equipment - 6.7%
Acacia Communications, Inc. (a)	37,800	1,214,892
Advanced Micro Devices, Inc. (a)	524,700	9,617,751
Analog Devices, Inc.	69,900	6,720,186
ASML Holding NV	8,800	1,883,200
Broadcom, Inc.	437,700	97,068,729
Inphi Corp. (a)	163,700	5,146,728
Intel Corp.	281,300	13,530,530
Marvell Technology Group Ltd.	1,148,300	24,470,273
Micron Technology, Inc. (a)	799,600	42,210,884
Monolithic Power Systems, Inc.	29,756	3,948,026
NVIDIA Corp.	655,320	160,461,655
NXP Semiconductors NV (a)	84,700	8,075,298
Qualcomm, Inc.	315,900	20,246,031
Renesas Electronics Corp. (a)	850,300	7,574,107
		402,168,290
Software - 10.0%
Activision Blizzard, Inc.	1,080,028	79,295,656
Adobe Systems, Inc. (a)	197,520	48,329,194
Altair Engineering, Inc. Class A (a)	24,100	845,910
Atom Tickets LLC (a)(c)(d)(f)	344,068	1,999,998
Avalara, Inc.	8,560	328,190
Black Knight, Inc. (a)	11,800	609,470
Electronic Arts, Inc. (a)	194,800	25,080,500
HubSpot, Inc. (a)	17,800	2,208,980
Intuit, Inc.	47,200	9,640,128
Microsoft Corp.	1,923,400	204,034,272
Nintendo Co. Ltd.	20,100	6,797,560
Paycom Software, Inc. (a)	90,900	9,658,125
Pluralsight, Inc.	65,800	1,527,218
Proofpoint, Inc. (a)	35,400	4,037,370
Red Hat, Inc. (a)	172,300	24,333,929
RingCentral, Inc. (a)	48,500	3,576,875
SailPoint Technologies Holding, Inc. (a)	75,700	1,823,613
Salesforce.com, Inc. (a)	1,005,667	137,927,229
SendGrid, Inc. (a)	100,400	2,563,212
Smartsheet, Inc.	13,500	290,250
Snap, Inc. Class A (a)(b)	767,872	9,598,400
Splunk, Inc. (a)	17,100	1,643,310
Talend SA ADR (a)	40,300	2,383,745
Tanium, Inc. Class B (a)(c)(d)	151,000	1,024,565
Tenable Holdings, Inc.	10,900	325,910
Workday, Inc. Class A (a)	87,100	10,802,142
Zendesk, Inc. (a)	169,422	9,228,416
Zscaler, Inc. (a)	49,500	1,747,845
		601,662,012
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	2,007,134	381,937,529

TOTAL INFORMATION TECHNOLOGY		2,573,693,954

MATERIALS - 1.9%
Chemicals - 1.9%
Cabot Corp.	38,200	2,525,020
CF Industries Holdings, Inc.	554,100	24,613,122
DowDuPont, Inc.	145,693	10,019,308
FMC Corp.	55,936	5,027,528
LG Chemical Ltd.	4,021	1,354,213
LyondellBasell Industries NV Class A	215,200	23,842,008
Nutrien Ltd.	119,900	6,511,846
Orion Engineered Carbons SA	64,700	2,122,160
The Chemours Co. LLC	461,000	21,118,410
The Mosaic Co.	208,600	6,280,946
Tronox Ltd. Class A	377,100	6,957,495
Westlake Chemical Corp.	42,200	4,524,684
		114,896,740
Construction Materials - 0.0%
Buzzi Unicem SpA	22,600	498,155
Loma Negra Compania Industrial Argentina SA ADR (a)	88,600	995,864
		1,494,019

TOTAL MATERIALS		116,390,759

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. (c)(d)	1,065,661	5,978,358
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	57,200	1,321,892
T-Mobile U.S., Inc. (a)	103,200	6,192,000
		7,513,892
UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resource Gas Group Ltd.	184,000	872,055
ENN Energy Holdings Ltd.	82,000	834,203
		1,706,258
TOTAL COMMON STOCKS
(Cost $3,135,757,404)		5,632,051,877

Preferred Stocks - 6.1%
Convertible Preferred Stocks - 6.1%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	24,573	3,768,024
Neutron Holdings, Inc. Series C (c)(d)	12,405,800	2,268,276
Topgolf International, Inc. Series F (c)(d)	106,191	1,635,341
		7,671,641
Internet & Direct Marketing Retail - 0.3%
China Internet Plus Holdings Ltd. Series A-11 (a)(c)(d)	1,581,852	7,909,260
The Honest Co., Inc.:
Series C (a)(c)(d)	167,087	3,275,707
Series D (a)(c)(d)	27,712	543,288
Series E (c)(d)	143,059	2,804,643
		14,532,898
Leisure Products - 0.1%
Peloton Interactive, Inc. Series E (a)(c)(d)	94,313	5,447,585
Textiles, Apparel & Luxury Goods - 0.0%
Generation Bio Series B (c)(d)	110,000	1,006,027
TOTAL CONSUMER DISCRETIONARY		28,658,151
CONSUMER STAPLES - 2.7%
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	266,499	1,687,925
Tobacco - 2.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	966,268	161,878,878
Series D (c)(d)	5,110	856,078
		162,734,956
TOTAL CONSUMER STAPLES		164,422,881
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)(d)	1,527,120	3,695,630
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series F (c)(d)	195,114	3,385,228
Axcella Health, Inc. Series C (a)(c)(d)	248,015	3,204,354
Immunocore Ltd. Series A (a)(c)(d)	4,035	536,976
		7,126,558
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (a)(c)(d)	813,618	5,805,075
TOTAL HEALTH CARE		12,931,633
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	42,650	7,207,850
Series H (c)(d)	6,348	1,072,812
		8,280,662
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	253,888	1,312,601
TOTAL INDUSTRIALS		9,593,263
INFORMATION TECHNOLOGY - 2.4%
Internet Software & Services - 2.0%
ContextLogic, Inc. Series G (c)(d)	34,750	5,616,643
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	922,232	41,869
Lyft, Inc. Series I (c)(d)	137,264	6,499,986
Reddit, Inc. Series B (c)(d)	129,280	4,389,056
Starry, Inc. Series C (c)(d)	1,477,502	1,362,257
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	2,553,952	102,158,080
Series E, 8.00% (a)(c)(d)	46,973	1,878,920
		121,946,811
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow)(a)(c)(d)	307,049	6,171,685
Software - 0.3%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	323,080	3,221,108
Compass, Inc. Series E (c)(d)	13,605	918,041
Dataminr, Inc. Series D (a)(c)(d)	115,901	2,306,430
Delphix Corp. Series D (a)(c)(d)	242,876	1,768,137
Malwarebytes Corp. Series B (a)(c)(d)	329,349	5,348,628
Taboola.Com Ltd. Series E (a)(c)(d)	289,958	5,053,968
		18,616,312
TOTAL INFORMATION TECHNOLOGY		146,734,808

TOTAL CONVERTIBLE PREFERRED STOCKS		366,036,366

Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
PAX Labs, Inc. Series A (c)(d)	945,100	1,370,395
TOTAL PREFERRED STOCKS
(Cost $130,947,986)		367,406,761

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 1.96% (h)	4,843,234	4,844,203
Fidelity Securities Lending Cash Central Fund 1.97% (h)(i)	111,277,662	111,288,790
TOTAL MONEY MARKET FUNDS
(Cost $116,132,993)		116,132,993
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $3,382,838,383)		6,115,591,631
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(109,611,475)
NET ASSETS - 100%		$6,005,980,156

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $403,482,587 or 6.7% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,438,745 or 0.5% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$2,709,002
Agbiome LLC Series C	6/29/18	$1,687,925
Ant International Co. Ltd.	5/16/18	$5,978,358
AppNexus, Inc. Series E (Escrow)	8/1/14	$6,150,867
Atom Tickets LLC	8/15/17	$1,999,998
Axcella Health, Inc. Series C	1/30/15	$2,499,991
Blue Bottle Coffee, Inc. Class C (Escrow)	10/30/17	$537,959
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$3,179,880
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$4,999,997
Cibus Global Ltd. Series C	2/16/18	$1,525,763
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 6/24/15	$2,010,032
Compass, Inc. Series E	11/3/17	$918,041
ContextLogic, Inc. Series G	10/24/17	$4,675,022
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delphix Corp. Series D	7/10/15	$2,185,884
Generation Bio Series B	2/21/18	$1,006,027
Immunocore Ltd. Series A	7/27/15	$759,303
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$--
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$5,691,100
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$615,640
Lyft, Inc. Series I	6/27/18	$6,499,986
Malwarebytes Corp. Series B	12/21/15	$3,416,996
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16 - 12/14/17	$3,372,522
Mulberry Health, Inc. Series A8	1/20/16	$5,495,786
Neutron Holdings, Inc. Series C	7/3/18	$2,268,276
Oportun Finance Corp. Series H	2/6/15	$4,348,169
PAX Labs, Inc. Series A	5/22/15	$699,375
Peloton Interactive, Inc. Series E	3/31/17	$2,042,989
Reddit, Inc. Series B	7/26/17	$1,835,324
Space Exploration Technologies Corp. Class A	4/6/17 - 9/11/17	$2,534,625
Space Exploration Technologies Corp. Class C	9/11/17	$92,610
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Space Exploration Technologies Corp. Series H	8/4/17	$856,980
Starry, Inc. Series C	12/8/17	$1,362,257
Taboola.Com Ltd. Series E	12/22/14	$3,022,928
Tanium, Inc. Class B	4/21/17	$749,609
The Honest Co., Inc.	8/21/14	$1,937,546
The Honest Co., Inc. Series C	8/21/14	$4,520,923
The Honest Co., Inc. Series D	8/3/15	$1,267,963
The Honest Co., Inc. Series E	9/28/17	$2,804,643
Topgolf International, Inc. Series F	11/10/17	$1,468,993
Tory Burch LLC	5/14/15	$7,600,030
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$39,619,585
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,565,026
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$5,974,752
YourPeople, Inc. Series C	5/1/15	$3,783,205

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$138,734
Fidelity Securities Lending Cash Central Fund	2,287,361
Total	$2,426,095

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,512,976,947	$1,455,566,967	$11,088,823	$46,321,157
Consumer Staples	320,285,580	152,479,316	1,059,645	166,746,619
Energy	142,415,176	142,415,176	--	--
Financials	231,020,076	227,317,971	6,475	3,695,630
Health Care	654,390,146	635,971,991	572,258	17,845,897
Industrials	286,352,684	271,710,863	1,095,817	13,546,004
Information Technology	2,720,428,762	2,534,697,102	35,972,289	149,759,371
Materials	116,390,759	116,390,759	--	--
Real Estate	5,978,358	--	--	5,978,358
Telecommunication Services	7,513,892	7,513,892	--	--
Utilities	1,706,258	1,706,258	--	--
Money Market Funds	116,132,993	116,132,993	--	--
Total Investments in Securities:	$6,115,591,631	$5,661,903,288	$49,795,307	$403,893,036

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$6,736,874
Net Realized Gain (Loss) on Investment Securities	3,051,521
Net Unrealized Gain (Loss) on Investment Securities	162,205,866
Cost of Purchases	6,148,533
Proceeds of Sales	(11,396,175)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$166,746,619
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$157,507,024
Equities - Information Technology
Beginning Balance	$154,201,176
Net Realized Gain (Loss) on Investment Securities	909,136
Net Unrealized Gain (Loss) on Investment Securities	(19,126,594)
Cost of Purchases	15,472,375
Proceeds of Sales	(1,696,722)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$149,759,371
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(19,127,289)
Other Investments in Securities
Beginning Balance	$63,044,801
Net Realized Gain (Loss) on Investment Securities	(236,566)
Net Unrealized Gain (Loss) on Investment Securities	6,354,197
Cost of Purchases	19,688,048
Proceeds of Sales	(1,463,434)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$87,387,046
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$6,437,901

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $110,395,793) — See accompanying schedule: Unaffiliated issuers (cost $3,266,705,390)	$5,999,458,638
Fidelity Central Funds (cost $116,132,993)	116,132,993
Total Investment in Securities (cost $3,382,838,383)		$6,115,591,631
Restricted cash		228,151
Foreign currency held at value (cost $1,296,669)		1,299,983
Receivable for investments sold		179,195,454
Receivable for fund shares sold		3,040
Dividends receivable		1,221,722
Distributions receivable from Fidelity Central Funds		182,280
Other receivables		96,458
Total assets		6,297,818,719
Liabilities
Payable to custodian bank	$3,141,836
Payable for investments purchased	20,504,616
Payable for fund shares redeemed	155,903,899
Other payables and accrued expenses	1,010,207
Collateral on securities loaned	111,278,005
Total liabilities		291,838,563
Net Assets		$6,005,980,156
Net Assets consist of:
Paid in capital		$2,706,722,761
Undistributed net investment income		27,489,767
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		539,930,551
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,731,837,077
Net Assets		$6,005,980,156
Series Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($6,005,980,156 ÷ 377,616,059 shares)		$15.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$39,489,730
Special dividends		6,032,025
Income from Fidelity Central Funds		2,426,095
Total income		47,947,850
Expenses
Custodian fees and expenses	$209,358
Independent trustees' fees and expenses	25,089
Legal	462
Interest	32,524
Commitment fees	16,423
Total expenses before reductions	283,856
Expense reductions	(272,802)
Total expenses after reductions		11,054
Net investment income (loss)		47,936,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $64,311)	672,813,509
Fidelity Central Funds	16,520
Foreign currency transactions	(33,839)
Total net realized gain (loss)		672,796,190
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $717,650)	683,613,710
Fidelity Central Funds	(4,049)
Assets and liabilities in foreign currencies	7,472
Total change in net unrealized appreciation (depreciation)		683,617,133
Net gain (loss)		1,356,413,323
Net increase (decrease) in net assets resulting from operations		$1,404,350,119

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,936,796	$19,600,185
Net realized gain (loss)	672,796,190	587,442,057
Change in net unrealized appreciation (depreciation)	683,617,133	616,542,740
Net increase (decrease) in net assets resulting from operations	1,404,350,119	1,223,584,982
Distributions to shareholders from net investment income	(30,301,164)	(22,221,065)
Distributions to shareholders from net realized gain	(594,846,797)	(63,873,266)
Total distributions	(625,147,961)	(86,094,331)
Share transactions - net increase (decrease)	(294,231,172)	(1,796,179,085)
Total increase (decrease) in net assets	484,970,986	(658,688,434)
Net Assets
Beginning of period	5,521,009,170	6,179,697,604
End of period	$6,005,980,156	$5,521,009,170
Other Information
Undistributed net investment income end of period	$27,489,767	$10,888,691

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.07	$11.47	$13.36	$11.18	$10.00
Income from Investment Operations
Net investment income (loss)B	.12C	.03	.02	.03	.02
Net realized and unrealized gain (loss)	3.28	2.74	(.42)	2.27	1.17
Total from investment operations	3.40	2.77	(.40)	2.30	1.19
Distributions from net investment income	(.07)	(.03)	(.02)	(.02)	(.01)
Distributions from net realized gain	(1.50)	(.14)	(1.48)	(.10)	–
Total distributions	(1.57)	(.17)	(1.49)D	(.12)	(.01)
Net asset value, end of period	$15.90	$14.07	$11.47	$13.36	$11.18
Total ReturnE,F	26.54%	24.50%	(2.63)%	20.74%	11.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	- %I	.59%	.73%	.79%	.74%J
Expenses net of fee waivers, if any	- %I	.59%	.73%	.78%	.74%J
Expenses net of all reductions	- %I	.59%	.73%	.78%	.74%J
Net investment income (loss)	.81%C	.26%	.17%	.20%	.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$6,005,980	$2,208,451	$2,417,952	$2,831,293	$3,288,708
Portfolio turnover rateK	41%	47%	55%	57%	67%J,L

 A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

 D Total distributions of $1.49 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.477 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Blue Chip Growth.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$403,893,036	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 12.2 / 5.1	Increase
			Transaction price	$9.15 - $330.00 / $179.53	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	12.4	Increase
			Enterprise value/Gross profit multiple (EV/GP)	4.3	Increase
			Discount rate	7.5% - 69.1% / 41.4%	Decrease
			Price/Earnings multiple (P/E)	15.1	Increase
			Conversion ratio	3.0	Increase
			Discount for lack of marketability	10.0% - 25.0% / 13.1%	Decrease
			Premium rate	7.5% - 76.0% / 33.8%	Increase
			Proxy premium	28.2% - 54.5% / 44.1%	Increase
			Liquidity preference	$14.90	Increase
		Market approach	Transaction price	$0.18 - $179.25 / $107.52	Increase
			Tender price	$143.40	Increase
		Recovery value	Recovery value	0.0% - 2.3% / 2.2%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,812,075,018
Gross unrealized depreciation	(93,055,298)
Net unrealized appreciation (depreciation)	$2,719,019,720
Tax Cost	$3,396,571,911

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,276,229
Undistributed long-term capital gain	$528,890,545
Net unrealized appreciation (depreciation) on securities and other investments	$2,719,021,140

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$33,839,264	$ 22,221,065
Long-term Capital Gains	591,308,697	63,873,266
Total	$625,147,961	$ 86,094,331

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $27,749,939 in these Subsidiaries, representing .46% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,419,246,290 and $3,267,865,129, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $45,304 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$24,073,320	1.95%	$32,524

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,423 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $41,316,166. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,287,361, including $135,154 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $272,802 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Series Blue Chip Growth	$30,301,164	$6,353,988
Class F	–	15,867,077
Total	$30,301,164	$22,221,065
From net realized gain
Series Blue Chip Growth	$594,846,797	$24,770,768
Class F	–	39,102,498
Total	$594,846,797	$63,873,266

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Series Blue Chip Growth
Shares sold	269,791,046	16,702,875	$3,797,539,895	$213,421,848
Reinvestment of distributions	46,816,082	2,696,789	625,147,961	31,124,756
Shares redeemed	(95,983,048)	(73,247,198)	(1,414,376,373)	(899,683,273)
Net increase (decrease)	220,624,080	(53,847,534)	$3,008,311,483	$(655,136,669)
Class F
Shares sold	1,143,506	31,746,375	$16,094,327	$392,182,056
Reinvestment of distributions	–	4,765,212	–	54,969,575
Shares redeemed	(236,497,813)	(128,891,023)	(3,318,636,982)	(1,588,194,047)
Net increase (decrease)	(235,354,307)	(92,379,436)	$(3,302,542,655)	$(1,141,042,416)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Series Blue Chip Growth	- %-C
Actual		$1,000.00	$1,057.90	$--D
Hypothetical-E		$1,000.00	$1,024.77	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $1.491 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.075 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $642,686,078, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 75% of the dividends distributed in September and December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund 100% and 90% of the dividends distributed in September and December 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Blue Chip Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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XS1-ANN-0918
1.967985.104

Fidelity Flex℠ Funds Fidelity Flex℠ Large Cap Growth Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ Large Cap Growth Fund	24.90%	28.21%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Large Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$14,151	Fidelity Flex℠ Large Cap Growth Fund
$13,300	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year, the fund gained 24.90%, ahead of the 22.84% return of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection in consumer discretionary contributed most. It also helped to overweight this strong-performing sector, particularly retailers. My picks in energy and information technology also helped our relative result. An overweighting in Amazon.com, one of the fund’s largest holdings, was the largest individual contributor. Amazon continued to take market share from overall retail sales, and also showed continued growth in its Amazon Web Services (AWS) cloud business, as well as signs of improving profitability. An overweighting in chip designer Nvidia was another notable contributor. Nvidia makes chips for AI (artificial intelligence), VR (virtual reality) and autonomous-driving applications, among others. This period, the company continued to grow its AI/machine learning business and advanced its hardware and software offerings. Conversely, my picks in health care hurt the fund’s result versus the benchmark. Here, Regeneron Pharmaceuticals was the largest individual detractor. The firm faced a number of headwinds the past 12 months, including a slow start for its cholesterol drug Praluent®, which faced stiff competition and slow reimbursement from insurers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Alphabet, Inc. Class A	7.9
Amazon.com, Inc.	7.1
Apple, Inc.	6.2
Microsoft Corp.	4.6
Facebook, Inc. Class A	3.7
NVIDIA Corp.	2.8
Salesforce.com, Inc.	2.5
Visa, Inc. Class A	2.0
Tesla, Inc.	1.9
Broadcom, Inc.	1.9
40.6

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	46.2
Consumer Discretionary	24.5
Health Care	9.6
Industrials	4.5
Financials	4.1

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	95.4%
Convertible Securities	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments – 9.6%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 24.4%
Auto Components - 0.1%
Aptiv PLC	87	$8,532
Veoneer, Inc. (a)	58	3,033
		11,565
Automobiles - 1.9%
Tesla, Inc. (a)	950	283,233
Diversified Consumer Services - 0.3%
Chegg, Inc. (a)	243	6,731
Grand Canyon Education, Inc. (a)	29	3,379
New Oriental Education & Technology Group, Inc. sponsored ADR	323	27,791
Weight Watchers International, Inc. (a)	121	10,833
		48,734
Hotels, Restaurants & Leisure - 2.3%
Accor SA	24	1,237
Alsea S.A.B. de CV	700	2,415
Caesars Entertainment Corp. (a)	1,223	13,820
Chipotle Mexican Grill, Inc. (a)	82	35,560
Eldorado Resorts, Inc. (a)	30	1,286
Hilton Grand Vacations, Inc. (a)	336	11,622
Hilton Worldwide Holdings, Inc.	168	13,215
International Game Technology PLC	356	9,000
Las Vegas Sands Corp.	201	14,452
Marriott International, Inc. Class A	214	27,358
McDonald's Corp.	465	73,256
Melco Crown Entertainment Ltd. sponsored ADR	259	6,698
Penn National Gaming, Inc. (a)	143	4,583
Planet Fitness, Inc. (a)	336	15,967
Restaurant Brands International, Inc.	254	16,204
Royal Caribbean Cruises Ltd.	245	27,626
Shake Shack, Inc. Class A (a)	99	6,171
U.S. Foods Holding Corp. (a)	614	20,759
Vail Resorts, Inc.	23	6,368
Wyndham Destinations, Inc.	199	9,178
Wyndham Hotels & Resorts, Inc.	168	9,744
Wynn Resorts Ltd.	14	2,335
		328,854
Household Durables - 0.2%
Forbo Holding AG (Reg.)	1	1,585
iRobot Corp. (a)	19	1,506
SodaStream International Ltd. (a)	240	20,952
		24,043
Internet & Direct Marketing Retail - 9.9%
Amazon.com, Inc. (a)	586	1,041,580
JD.com, Inc. sponsored ADR (a)	1,844	66,126
Netflix, Inc. (a)	584	197,071
The Booking Holdings, Inc. (a)	60	121,723
TripAdvisor, Inc. (a)	25	1,450
Wayfair LLC Class A (a)	223	24,267
		1,452,217
Media - 0.8%
China Literature Ltd. (a)(b)	1,573	13,157
Grupo Televisa SA de CV (CPO) sponsored ADR	66	1,312
The Walt Disney Co.	929	105,497
		119,966
Multiline Retail - 1.1%
Avenue Supermarts Ltd. (a)(b)	73	1,765
Dollar Tree, Inc. (a)	1,516	138,380
Future Retail Ltd.	785	6,130
Macy's, Inc.	314	12,475
Ollie's Bargain Outlet Holdings, Inc. (a)	94	6,533
V-Mart Retail Ltd. (a)	35	1,240
		166,523
Specialty Retail - 4.0%
At Home Group, Inc. (a)	78	2,829
Burlington Stores, Inc. (a)	216	33,007
Five Below, Inc. (a)	198	19,238
Floor & Decor Holdings, Inc. Class A (a)	333	15,901
Home Depot, Inc.	1,275	251,838
Inditex SA	264	8,651
Lowe's Companies, Inc.	1,359	135,003
Michaels Companies, Inc. (a)	143	2,919
Ross Stores, Inc.	421	36,808
TCNS Clothing Co. Ltd. (a)	35	337
Tiffany & Co., Inc.	118	16,232
TJX Companies, Inc.	500	48,630
Ulta Beauty, Inc. (a)	35	8,554
Urban Outfitters, Inc. (a)	165	7,326
		587,273
Textiles, Apparel & Luxury Goods - 3.8%
adidas AG	220	48,660
Canada Goose Holdings, Inc. (a)	458	26,290
Carbon Black, Inc.	150	3,114
Crinetics Pharmaceuticals, Inc. (a)	87	2,141
Despegar.com Corp.	148	3,111
Gildan Activewear, Inc.	52	1,340
GreenSky, Inc. Class A	117	2,024
Kering SA	167	89,048
lululemon athletica, Inc. (a)	978	117,311
LVMH Moet Hennessy - Louis Vuitton SA	46	16,030
Michael Kors Holdings Ltd. (a)	473	31,563
NIKE, Inc. Class B	1,040	79,986
Pinduoduo, Inc. ADR	759	17,146
Prada SpA	3,762	17,902
PVH Corp.	348	53,425
Rubius Therapeutics, Inc. (a)	66	1,386
Scholar Rock Holding Corp.	89	1,445
Shenzhou International Group Holdings Ltd.	160	1,962
Tapestry, Inc.	406	19,131
Under Armour, Inc. Class C (non-vtg.) (a)	516	9,670
VF Corp.	163	15,007
		557,692

TOTAL CONSUMER DISCRETIONARY		3,580,100

CONSUMER STAPLES - 3.1%
Beverages - 1.1%
Constellation Brands, Inc. Class A (sub. vtg.)	222	46,671
Diageo PLC	52	1,908
Fever-Tree Drinks PLC	284	12,842
Keurig Dr. Pepper, Inc.	511	12,269
Monster Beverage Corp. (a)	1,040	62,421
Pernod Ricard SA	8	1,290
The Coca-Cola Co.	443	20,657
		158,058
Food & Staples Retailing - 0.9%
Bj's Wholesale Club Holdings, Inc.	715	17,725
Costco Wholesale Corp.	487	106,512
Performance Food Group Co. (a)	357	12,798
		137,035
Food Products - 0.1%
Darling International, Inc. (a)	292	5,866
Mondelez International, Inc.	32	1,388
The Kraft Heinz Co.	106	6,387
		13,641
Household Products - 0.1%
Energizer Holdings, Inc.	185	11,781
MTG Co. Ltd.	100	6,752
		18,533
Personal Products - 0.6%
Coty, Inc. Class A	1,335	17,902
Estee Lauder Companies, Inc. Class A	194	26,178
Herbalife Nutrition Ltd. (a)	543	28,035
Kose Corp.	52	9,948
		82,063
Tobacco - 0.3%
JUUL Labs, Inc. Class A(c)(d)	217	36,354

TOTAL CONSUMER STAPLES		445,684

ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.	653	47,767
Andeavor	90	13,505
BP PLC sponsored ADR	121	5,456
Cenovus Energy, Inc.	269	2,699
Continental Resources, Inc. (a)	766	48,924
Delek U.S. Holdings, Inc.	375	19,995
Diamondback Energy, Inc.	178	23,487
EOG Resources, Inc.	218	28,109
Extraction Oil & Gas, Inc. (a)	480	7,258
Marathon Petroleum Corp.	123	9,942
Petronet LNG Ltd.	338	1,131
Phillips 66 Co.	12	1,480
Pioneer Natural Resources Co.	166	31,419
Reliance Industries Ltd.	2,155	37,333
Valero Energy Corp.	243	28,759
Whiting Petroleum Corp. (a)	993	49,302
		356,566
FINANCIALS - 4.1%
Banks - 2.0%
Bank of America Corp.	3,381	104,405
Citigroup, Inc.	763	54,852
Coastal Financial Corp. of Washington (a)	400	6,496
Cullen/Frost Bankers, Inc.	45	4,972
HDFC Bank Ltd. sponsored ADR	242	25,008
IndusInd Bank Ltd.	95	2,769
JPMorgan Chase & Co.	733	84,258
Kotak Mahindra Bank Ltd.	291	5,555
		288,315
Capital Markets - 1.7%
Apollo Global Management LLC Class A	134	4,757
BlackRock, Inc. Class A	89	44,746
Charles Schwab Corp.	770	39,316
E*TRADE Financial Corp. (a)	225	13,457
Edelweiss Financial Services Ltd.	619	2,798
Fairfax India Holdings Corp. (a)(b)	246	3,961
Goldman Sachs Group, Inc.	246	58,408
Monex Group, Inc.	433	2,153
Morgan Stanley	645	32,611
MSCI, Inc.	27	4,487
TD Ameritrade Holding Corp.	704	40,234
Virtu Financial, Inc. Class A	279	5,622
		252,550
Consumer Finance - 0.0%
American Express Co.	55	5,474
Diversified Financial Services - 0.3%
Allakos, Inc. (a)	174	7,094
Berkshire Hathaway, Inc. Class B (a)	172	34,034
GDS Holdings Ltd. ADR (a)	47	1,026
		42,154
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	365	10,636

TOTAL FINANCIALS		599,129

HEALTH CARE - 9.5%
Biotechnology - 4.4%
AC Immune SA (a)	325	3,136
ACADIA Pharmaceuticals, Inc. (a)	144	2,173
Acceleron Pharma, Inc. (a)	40	1,742
Agios Pharmaceuticals, Inc. (a)	39	3,370
Aimmune Therapeutics, Inc. (a)	302	8,734
Alexion Pharmaceuticals, Inc. (a)	936	124,451
Alkermes PLC (a)	586	25,696
Alnylam Pharmaceuticals, Inc. (a)	519	49,305
Amgen, Inc.	194	38,131
AnaptysBio, Inc. (a)	64	5,012
Arena Pharmaceuticals, Inc. (a)	187	7,216
Ascendis Pharma A/S sponsored ADR (a)	175	11,890
BeiGene Ltd. ADR (a)	59	11,190
Biogen, Inc. (a)	20	6,687
bluebird bio, Inc. (a)	194	30,051
Blueprint Medicines Corp. (a)	31	1,846
Celgene Corp. (a)	117	10,541
Cellectis SA sponsored ADR (a)	40	1,156
Coherus BioSciences, Inc. (a)	288	5,486
DBV Technologies SA sponsored ADR (a)	51	920
Deciphera Pharmaceuticals, Inc. (a)	33	1,135
Denali Therapeutics, Inc. (a)	448	5,640
Editas Medicine, Inc. (a)	289	8,595
Epizyme, Inc. (a)	139	1,793
Exelixis, Inc. (a)	652	13,496
FibroGen, Inc. (a)	186	11,737
GenSight Biologics SA (a)(b)	263	661
Global Blood Therapeutics, Inc. (a)	316	13,209
Grifols SA ADR	46	956
Heron Therapeutics, Inc. (a)	113	4,232
ImmunoGen, Inc. (a)	116	1,079
Insmed, Inc. (a)	75	1,865
Intellia Therapeutics, Inc. (a)	317	8,439
Intercept Pharmaceuticals, Inc. (a)	143	13,033
Ironwood Pharmaceuticals, Inc. Class A (a)	524	10,103
Liquidia Technologies, Inc.	1,200	13,152
Madrigal Pharmaceuticals, Inc. (a)	4	1,028
Neurocrine Biosciences, Inc. (a)	173	17,385
Portola Pharmaceuticals, Inc. (a)	199	7,124
Radius Health, Inc. (a)	35	840
Regeneron Pharmaceuticals, Inc. (a)	206	75,810
Replimune Group, Inc. (a)	92	1,379
Sage Therapeutics, Inc. (a)	151	21,792
Sarepta Therapeutics, Inc. (a)	170	19,761
Trevena, Inc. (a)	430	662
Ultragenyx Pharmaceutical, Inc. (a)	71	5,617
Vertex Pharmaceuticals, Inc. (a)	149	26,082
Xencor, Inc. (a)	200	7,444
Zai Lab Ltd. ADR	97	2,126
		644,908
Health Care Equipment & Supplies - 2.5%
Align Technology, Inc. (a)	28	9,986
Baxter International, Inc.	38	2,753
Becton, Dickinson & Co.	104	26,038
Boston Scientific Corp. (a)	3,593	120,761
Danaher Corp.	247	25,337
DexCom, Inc. (a)	86	8,181
Edwards Lifesciences Corp. (a)	20	2,849
Establishment Labs Holdings, Inc. (a)	359	9,341
Fisher & Paykel Healthcare Corp.	123	1,241
Hoya Corp.	20	1,198
Insulet Corp. (a)	123	10,229
Intuitive Surgical, Inc. (a)	234	118,916
Invuity, Inc. (a)	285	1,140
iRhythm Technologies, Inc. (a)	282	21,305
Novocure Ltd. (a)	84	2,856
Penumbra, Inc. (a)	10	1,423
Quanterix Corp. (a)	83	1,244
Stryker Corp.	8	1,306
		366,104
Health Care Providers & Services - 1.8%
Humana, Inc.	318	99,909
National Vision Holdings, Inc.	321	13,052
Neuronetics, Inc.	300	7,485
OptiNose, Inc.	764	15,547
UnitedHealth Group, Inc.	489	123,825
		259,818
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	169	3,414
Teladoc, Inc. (a)	211	12,628
		16,042
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	5	1,622
Pharmaceuticals - 0.7%
Aclaris Therapeutics, Inc. (a)	88	1,508
Akcea Therapeutics, Inc.	417	13,186
Allergan PLC	8	1,473
AstraZeneca PLC sponsored ADR	199	7,787
Bausch Health Cos., Inc. (Canada) (a)	268	5,826
Bayer AG	11	1,225
Collegium Pharmaceutical, Inc. (a)	51	983
Dova Pharmaceuticals, Inc. (a)	96	2,071
Intersect ENT, Inc. (a)	46	1,488
Jazz Pharmaceuticals PLC (a)	169	29,251
Mylan NV (a)	35	1,306
MyoKardia, Inc. (a)	53	3,042
Nektar Therapeutics (a)	428	22,513
The Medicines Company (a)	248	9,853
Theravance Biopharma, Inc. (a)	20	479
Zogenix, Inc. (a)	59	3,348
		105,339

TOTAL HEALTH CARE		1,393,833

INDUSTRIALS - 4.5%
Aerospace & Defense - 1.5%
Bombardier, Inc. Class B (sub. vtg.) (a)	4,778	17,998
Elbit Systems Ltd.	27	3,249
General Dynamics Corp.	84	16,780
Northrop Grumman Corp.	193	57,995
Raytheon Co.	172	34,061
The Boeing Co.	210	74,823
United Technologies Corp.	66	8,959
		213,865
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	19	1,447
XPO Logistics, Inc. (a)	365	36,398
		37,845
Airlines - 0.7%
Delta Air Lines, Inc.	731	39,781
Southwest Airlines Co.	76	4,420
Spirit Airlines, Inc. (a)	609	26,455
United Continental Holdings, Inc. (a)	401	32,240
Wizz Air Holdings PLC (a)(b)	128	5,823
		108,719
Building Products - 0.1%
Masco Corp.	250	10,083
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	63	3,616
Evoqua Water Technologies Corp. (a)	170	3,628
HomeServe PLC	421	5,592
Tomra Systems ASA	247	5,106
		17,942
Electrical Equipment - 0.3%
AMETEK, Inc.	37	2,879
Fortive Corp.	244	20,028
Melrose Industries PLC	436	1,236
Nidec Corp.	16	2,315
Regal Beloit Corp.	190	16,331
		42,789
Industrial Conglomerates - 0.6%
General Electric Co.	2,736	37,292
Honeywell International, Inc.	227	36,241
ITT, Inc.	275	15,584
		89,117
Machinery - 0.5%
Aumann AG (b)	85	5,934
Deere & Co.	252	36,487
Eicher Motors Ltd.	7	2,842
Minebea Mitsumi, Inc.	57	1,023
Rational AG	8	5,482
SMC Corp.	3	1,006
WABCO Holdings, Inc. (a)	67	8,421
Xylem, Inc.	207	15,848
		77,043
Professional Services - 0.1%
CoStar Group, Inc. (a)	3	1,248
Equifax, Inc.	22	2,761
IHS Markit Ltd. (a)	228	12,091
Recruit Holdings Co. Ltd.	50	1,370
		17,470
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	91	10,911
Knight-Swift Transportation Holdings, Inc. Class A	571	18,586
		29,497
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	157	6,905
Wolseley PLC	8	631
		7,536
Transportation Infrastructure - 0.0%
Adani Ports & Special Economic Zone Ltd.	185	1,080

TOTAL INDUSTRIALS		652,986

INFORMATION TECHNOLOGY - 45.2%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	68	17,390
Lumentum Holdings, Inc. (a)	27	1,411
NETGEAR, Inc. (a)	364	23,969
		42,770
Electronic Equipment & Components - 0.1%
Corning, Inc.	193	6,404
Dell Technologies, Inc. (a)	122	11,287
II-VI, Inc. (a)	65	2,548
Jabil, Inc.	48	1,352
		21,591
Internet Software & Services - 14.7%
2U, Inc. (a)	116	8,777
Akamai Technologies, Inc. (a)	328	24,685
Alibaba Group Holding Ltd. sponsored ADR (a)	638	119,453
Alphabet, Inc. Class A (a)	941	1,154,801
ANGI Homeservices, Inc. Class A (a)	718	11,280
Carbonite, Inc. (a)	38	1,303
CarGurus, Inc. Class A	400	17,340
DocuSign, Inc.	105	5,660
Dropbox, Inc. Class A (a)	300	8,031
Facebook, Inc. Class A (a)	3,172	547,424
GMO Internet, Inc.	244	5,174
GoDaddy, Inc. (a)	230	16,933
GrubHub, Inc. (a)	36	4,388
HUYA, Inc. ADR	229	7,374
IAC/InterActiveCorp (a)	59	8,688
Mercari, Inc. (a)	200	8,425
Mimecast Ltd. (a)	35	1,257
Momo, Inc. ADR (a)	232	9,517
NetEase, Inc. ADR	58	14,964
New Relic, Inc. (a)	45	4,397
Okta, Inc. (a)	55	2,731
Pandora Media, Inc. (a)	185	1,247
Shopify, Inc. Class A (a)	151	21,036
Stamps.com, Inc. (a)	55	14,355
Tencent Holdings Ltd.	1,988	90,483
The Trade Desk, Inc. (a)	130	10,962
Twilio, Inc. Class A (a)	56	3,242
Twitter, Inc. (a)	62	1,976
Wix.com Ltd. (a)	169	16,055
Yandex NV Series A (a)	254	9,134
YY, Inc. ADR (a)	77	7,179
		2,158,271
IT Services - 5.2%
Adyen BV (b)	118	75,394
Alliance Data Systems Corp.	56	12,593
Endava PLC ADR (a)	155	3,706
FleetCor Technologies, Inc. (a)	64	13,888
MasterCard, Inc. Class A	1,019	201,762
Netcompany Group A/S	281	10,221
PayPal Holdings, Inc. (a)	1,435	117,871
Square, Inc. (a)	132	8,534
Total System Services, Inc.	32	2,929
Visa, Inc. Class A	2,084	284,966
Wirecard AG	10	1,868
Worldpay, Inc. (a)	257	21,123
		754,855
Semiconductors & Semiconductor Equipment - 7.0%
Acacia Communications, Inc. (a)	79	2,539
Advanced Micro Devices, Inc. (a)	1,172	21,483
Analog Devices, Inc.	160	15,382
ASML Holding NV	21	4,494
Broadcom, Inc.	1,265	280,539
Inphi Corp. (a)	285	8,960
Intel Corp.	705	33,911
Marvell Technology Group Ltd.	2,779	59,220
Micron Technology, Inc. (a)	1,939	102,360
Monolithic Power Systems, Inc.	90	11,941
NVIDIA Corp.	1,641	401,815
NXP Semiconductors NV (a)	190	18,115
Qualcomm, Inc.	778	49,862
Renesas Electronics Corp. (a)	1,836	16,354
		1,026,975
Software - 11.7%
Activision Blizzard, Inc.	2,574	188,983
Adobe Systems, Inc. (a)	550	134,574
Altair Engineering, Inc. Class A (a)	276	9,688
Avalara, Inc.	118	4,524
Black Knight, Inc. (a)	28	1,446
Electronic Arts, Inc. (a)	493	63,474
HubSpot, Inc. (a)	21	2,606
Intuit, Inc.	115	23,488
Microsoft Corp.	6,308	669,153
Nintendo Co. Ltd.	48	16,233
Paycom Software, Inc. (a)	237	25,181
Pluralsight, Inc.	302	7,009
Proofpoint, Inc. (a)	88	10,036
Red Hat, Inc. (a)	441	62,282
RingCentral, Inc. (a)	110	8,113
SailPoint Technologies Holding, Inc. (a)	363	8,745
Salesforce.com, Inc. (a)	2,659	364,682
SendGrid, Inc. (a)	299	7,633
Smartsheet, Inc.	219	4,709
Snap, Inc. Class A (a)	1,789	22,363
Splunk, Inc. (a)	40	3,844
Talend SA ADR (a)	80	4,732
Tanium, Inc. Class B (a)(c)(d)	131	889
Tenable Holdings, Inc.	300	8,970
Workday, Inc. Class A (a)	222	27,532
Zendesk, Inc. (a)	242	13,182
Zscaler, Inc. (a)	431	15,219
		1,709,290
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	4,738	901,594

TOTAL INFORMATION TECHNOLOGY		6,615,346

MATERIALS - 2.0%
Chemicals - 2.0%
Cabot Corp.	81	5,354
CF Industries Holdings, Inc.	1,441	64,009
DowDuPont, Inc.	454	31,222
FMC Corp.	130	11,684
LG Chemical Ltd.	7	2,358
LyondellBasell Industries NV Class A	552	61,156
Nutrien Ltd.	257	13,958
Orion Engineered Carbons SA	133	4,362
The Chemours Co. LLC	1,197	54,835
The Mosaic Co.	488	14,694
Tronox Ltd. Class A	729	13,450
Westlake Chemical Corp.	101	10,829
		287,911
Construction Materials - 0.0%
Buzzi Unicem SpA	21	463
Loma Negra Compania Industrial Argentina SA ADR (a)	178	2,001
		2,464

TOTAL MATERIALS		290,375

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. (c)(d)	2,450	13,745
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	129	2,981
T-Mobile U.S., Inc. (a)	249	14,940
		17,921
UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resource Gas Group Ltd.	400	1,896
ENN Energy Holdings Ltd.	177	1,801
		3,697
TOTAL COMMON STOCKS
(Cost $10,897,020)		13,969,382

Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Neutron Holdings, Inc. Series C (c)(d)	26,100	4,772
Topgolf International, Inc. Series F (c)(d)	217	3,342
		8,114
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E (c)(d)	282	5,529
Textiles, Apparel & Luxury Goods - 0.0%
Generation Bio Series B (c)(d)	200	1,829

TOTAL CONSUMER DISCRETIONARY		15,472

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (c)(d)	17	6,969
Food Products - 0.0%
Agbiome LLC Series C (c)(d)	557	3,528
Tobacco - 0.1%
JUUL Labs, Inc. Series E (c)(d)	127	21,276

TOTAL CONSUMER STAPLES		31,773

HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series F (c)(d)	339	5,882
INFORMATION TECHNOLOGY - 1.0%
Internet Software & Services - 1.0%
ContextLogic, Inc. Series G (c)(d)	67	10,829
Lyft, Inc.:
Series H (c)(d)	2,516	119,142
Series I (c)(d)	289	13,685
Starry, Inc. Series C (c)(d)	3,181	2,933
		146,589
Software - 0.0%
Compass, Inc. Series E (c)(d)	28	1,889

TOTAL INFORMATION TECHNOLOGY		148,478

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $179,184)		201,605

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 1.96% (e)
(Cost $458,655)	458,563	458,655
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $11,534,859)		14,629,642
NET OTHER ASSETS (LIABILITIES) - 0.1%		11,402
NET ASSETS - 100%		$14,641,044

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $106,695 or 0.7% of net assets.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $252,593 or 1.7% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$4,707
Agbiome LLC Series C	6/29/18	$3,528
Ant International Co. Ltd.	5/16/18	$13,745
Compass, Inc. Series E	11/3/17	$1,889
ContextLogic, Inc. Series G	10/24/17	$9,014
Generation Bio Series B	2/21/18	$1,829
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$38,305
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$22,284
Lyft, Inc. Series H	11/22/17	$100,001
Lyft, Inc. Series I	6/27/18	$13,685
Neutron Holdings, Inc. Series C	7/3/18	$4,772
Roofoods Ltd. Series F	9/12/17	$6,011
Starry, Inc. Series C	12/8/17	$2,933
Tanium, Inc. Class B	4/21/17	$650
The Honest Co., Inc. Series E	9/28/17	$5,529
Topgolf International, Inc. Series F	11/10/17	$3,002

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,264
Total	$2,264

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$3,595,572	$3,555,419	$24,681	$15,472
Consumer Staples	477,457	407,422	1,908	68,127
Energy	356,566	356,566	--	--
Financials	599,129	599,129	--	--
Health Care	1,399,715	1,392,608	1,225	5,882
Industrials	652,986	650,593	2,393	--
Information Technology	6,763,824	6,507,741	106,716	149,367
Materials	290,375	290,375	--	--
Real Estate	13,745	--	--	13,745
Telecommunication Services	17,921	17,921	--	--
Utilities	3,697	3,697	--	--
Money Market Funds	458,655	458,655	--	--
Total Investments in Securities:	$14,629,642	$14,240,126	$136,923	$252,593

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Information Technology
Beginning Balance	$650
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	21,195
Cost of Purchases	127,522
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$149,367
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$21,195
Other Investments in Securities
Beginning Balance	$1,654
Net Realized Gain (Loss) on Investment Securities	(27)
Net Unrealized Gain (Loss) on Investment Securities	(563)
Cost of Purchases	103,711
Proceeds of Sales	(1,549)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$103,226
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$(485)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,076,204)	$14,170,987
Fidelity Central Funds (cost $458,655)	458,655
Total Investment in Securities (cost $11,534,859)		$14,629,642
Cash		3,099
Foreign currency held at value (cost $2)		2
Receivable for investments sold		54,283
Receivable for fund shares sold		3,055
Dividends receivable		2,671
Distributions receivable from Fidelity Central Funds		444
Other receivables		151
Total assets		14,693,347
Liabilities
Payable for investments purchased	$51,855
Other payables and accrued expenses	448
Total liabilities		52,303
Net Assets		$14,641,044
Net Assets consist of:
Paid in capital		$11,241,060
Undistributed net investment income		68,832
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		236,809
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,094,343
Net Assets, for 1,042,461 shares outstanding		$14,641,044
Net Asset Value, offering price and redemption price per share ($14,641,044 ÷ 1,042,461 shares)		$14.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$92,512
Special dividends		12,325
Interest		2,887
Income from Fidelity Central Funds		2,264
Total income		109,988
Expenses
Independent trustees' fees and expenses	$52
Commitment fees	33
Total expenses		85
Net investment income (loss)		109,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	248,874
Foreign currency transactions	58
Total net realized gain (loss)		248,932
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $459)	2,408,892
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		2,408,903
Net gain (loss)		2,657,835
Net increase (decrease) in net assets resulting from operations		$2,767,738

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period March 8, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$109,903	$18,262
Net realized gain (loss)	248,932	20,535
Change in net unrealized appreciation (depreciation)	2,408,903	685,440
Net increase (decrease) in net assets resulting from operations	2,767,738	724,237
Distributions to shareholders from net investment income	(59,022)	–
Distributions to shareholders from net realized gain	(32,969)	–
Total distributions	(91,991)	–
Share transactions
Proceeds from sales of shares	10,131,063	8,053,459
Reinvestment of distributions	91,990	–
Cost of shares redeemed	(6,834,098)	(201,354)
Net increase (decrease) in net assets resulting from share transactions	3,388,955	7,852,105
Total increase (decrease) in net assets	6,064,702	8,576,342
Net Assets
Beginning of period	8,576,342	–
End of period	$14,641,044	$8,576,342
Other Information
Undistributed net investment income end of period	$68,832	$18,262
Shares
Sold	808,079	775,327
Issued in reinvestment of distributions	7,709	–
Redeemed	(530,535)	(18,119)
Net increase (decrease)	285,253	757,208

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Growth Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.33	$10.00
Income from Investment Operations
Net investment income (loss)B	.11C	.03
Net realized and unrealized gain (loss)	2.69	1.30
Total from investment operations	2.80	1.33
Distributions from net investment income	(.06)	–
Distributions from net realized gain	(.04)	–
Total distributions	(.09)D	–
Net asset value, end of period	$14.04	$11.33
Total Return	24.90%	13.30%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	- %H
Expenses net of fee waivers, if anyG	-%	- %H
Expenses net of all reductionsG	-%	- %H
Net investment income (loss)	.87%C	.79%H
Supplemental Data
Net assets, end of period (000 omitted)	$14,641	$8,576
Portfolio turnover rateI	65%	17%J

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .77%.

 D Total distributions of $.09 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.035 per share.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Flex Large Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$252,593	Market comparable	Enterprise value/Sales multiple (EV/S)	2.1 - 3.6 / 2.9	Increase
			Transaction price	$9.15	Increase
			Discount rate	38.0% - 73.0% / 61.7%	Decrease
			Discount for lack of marketability	15.0%	Decrease
			Premium rate	9.0%	Increase
		Market approach	Transaction price	$0.18 - $179.25 / $74.33	Increase
			Tender price	$143.40	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,303,831
Gross unrealized depreciation	(229,007)
Net unrealized appreciation (depreciation)	$3,074,824
Tax Cost	$11,554,818

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$229,895
Undistributed long-term capital gain	$95,736
Net unrealized appreciation (depreciation) on securities and other investments	$3,047,812

The tax character of distributions paid was as follows:

July 31, 2018
Ordinary Income	$91,991

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,061,305 and $8,081,141, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $395 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $33 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 48% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Flex Large Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Large Cap Growth Fund (the "Fund"), a fund of Fidelity Securities Fund including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	- %-C	$1,000.00	$1,040.80	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Large Cap Growth Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.236 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.063 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $95,736, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 30% and 73% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 37% and 88% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex Large Cap Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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www.fidelity.com

ZLG-ANN-0918
1.9881575.101

Fidelity® Blue Chip Growth K6 Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® Blue Chip Growth K6 Fund	24.10%	23.25%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$12,807	Fidelity® Blue Chip Growth K6 Fund
$12,597	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund's share classes rose 24.10%, ahead of the 22.84% gain of the benchmark Russell 1000® Growth Index. Choices in the consumer discretionary sector added the most relative value, while picks in energy also contributed. An overweighting in Amazon.com, one of the fund’s largest holdings this period, helped the most. Amazon continued to take market share from overall retail sales and also showed continued growth in its Amazon Web Services (AWS) cloud business. Underexposure to index component and cable giant Comcast also contributed. The fund held a small stake in Comcast early in the year, before we completely sold the position by July 31. The firm faced profit-margin pressure from its cable-TV operations, largely due to cord cutters. Investors also negatively viewed the company’s negotiations to purchase European pay-TV giant Sky to expand Comcast’s operations abroad. Elsewhere, choices in information technology and health care hurt the return. An underweighting in software & services giant Microsoft detracted more than any other holding. The company continued to execute very well this period, with its stock hitting a record high in July after the firm announced stellar quarterly results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Amazon.com, Inc.	7.6
Alphabet, Inc. Class A	7.1
Apple, Inc.	6.6
Facebook, Inc. Class A	4.0
Microsoft Corp.	3.3
NVIDIA Corp.	2.9
Salesforce.com, Inc.	2.6
Visa, Inc. Class A	2.1
Tesla, Inc.	2.0
Broadcom, Inc.	1.9
40.1

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	45.4
Consumer Discretionary	25.7
Health Care	9.7
Industrials	5.1
Financials	4.2

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	97.1%
Convertible Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 8.9%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.6%
Auto Components - 0.1%
Aptiv PLC	10,015	$982,171
Veoneer, Inc. (a)	7,000	366,100
		1,348,271
Automobiles - 2.0%
Tesla, Inc. (a)	114,040	33,999,886
Diversified Consumer Services - 0.3%
Chegg, Inc. (a)	24,213	670,700
Grand Canyon Education, Inc. (a)	3,410	397,367
New Oriental Education & Technology Group, Inc. sponsored ADR	37,753	3,248,268
Weight Watchers International, Inc. (a)	15,838	1,417,976
		5,734,311
Hotels, Restaurants & Leisure - 2.4%
Accor SA	2,767	142,625
Alsea S.A.B. de CV	82,800	285,615
Caesars Entertainment Corp. (a)	135,688	1,533,274
Chipotle Mexican Grill, Inc. (a)	12,943	5,612,861
Eldorado Resorts, Inc. (a)	3,600	154,260
Hilton Grand Vacations, Inc. (a)	37,248	1,288,408
Hilton Worldwide Holdings, Inc.	20,564	1,617,564
International Game Technology PLC	42,929	1,085,245
Las Vegas Sands Corp.	26,703	1,919,946
Marriott International, Inc. Class A	25,370	3,243,301
McDonald's Corp.	54,307	8,555,525
Melco Crown Entertainment Ltd. sponsored ADR	29,238	756,095
Penn National Gaming, Inc. (a)	7,332	234,991
Planet Fitness, Inc. (a)	40,900	1,943,568
Restaurant Brands International, Inc.	29,918	1,908,671
Royal Caribbean Cruises Ltd.	28,570	3,221,553
Shake Shack, Inc. Class A (a)	17,412	1,085,290
U.S. Foods Holding Corp. (a)	70,361	2,378,905
Vail Resorts, Inc.	2,679	741,735
Wyndham Destinations, Inc.	24,108	1,111,861
Wyndham Hotels & Resorts, Inc.	20,408	1,183,664
Wynn Resorts Ltd.	1,542	257,175
		40,262,132
Household Durables - 0.2%
Forbo Holding AG (Reg.)	82	129,938
iRobot Corp. (a)	2,200	174,350
SodaStream International Ltd. (a)	37,242	3,251,227
		3,555,515
Internet & Direct Marketing Retail - 10.5%
Amazon.com, Inc. (a)	71,417	126,939,440
JD.com, Inc. sponsored ADR (a)	220,780	7,917,171
Netflix, Inc. (a)	69,285	23,380,223
The Booking Holdings, Inc. (a)	7,764	15,750,982
TripAdvisor, Inc. (a)	2,900	168,171
Wayfair LLC Class A (a)	13,900	1,512,598
		175,668,585
Media - 0.5%
China Literature Ltd. (a)(b)	124,988	1,045,408
Grupo Televisa SA de CV (CPO) sponsored ADR	8,100	161,028
The Walt Disney Co.	71,341	8,101,484
		9,307,920
Multiline Retail - 1.2%
Avenue Supermarts Ltd. (a)(b)	3,665	88,595
Dollar Tree, Inc. (a)	185,211	16,906,060
Future Retail Ltd.	75,965	593,206
Macy's, Inc.	39,223	1,558,330
Ollie's Bargain Outlet Holdings, Inc. (a)	12,155	844,773
V-Mart Retail Ltd. (a)	2,254	79,833
		20,070,797
Specialty Retail - 4.5%
At Home Group, Inc. (a)	9,300	337,311
Burlington Stores, Inc. (a)	23,220	3,548,248
Five Below, Inc. (a)	24,709	2,400,726
Floor & Decor Holdings, Inc. Class A (a)	24,715	1,180,141
Home Depot, Inc.	153,925	30,403,266
Inditex SA	29,018	950,938
Lowe's Companies, Inc.	161,827	16,075,894
Michaels Companies, Inc. (a)	17,600	359,216
RH (a)	47,476	6,450,089
Ross Stores, Inc.	49,647	4,340,637
TCNS Clothing Co. Ltd. (a)	3,760	36,210
Tiffany & Co., Inc.	13,700	1,884,572
TJX Companies, Inc.	54,931	5,342,589
Ulta Beauty, Inc. (a)	3,784	924,772
Urban Outfitters, Inc. (a)	19,376	860,294
		75,094,903
Textiles, Apparel & Luxury Goods - 3.9%
adidas AG	35,480	7,847,557
Canada Goose Holdings, Inc. (a)	23,689	1,359,771
Carbon Black, Inc.	2,536	52,647
Cibus Global Ltd. Series C (c)(d)(e)	133,810	281,001
Crinetics Pharmaceuticals, Inc. (a)	7,800	191,958
Despegar.com Corp.	18,759	394,314
Gildan Activewear, Inc.	6,100	157,136
GreenSky, Inc. Class A	13,898	240,435
Homology Medicines, Inc. (a)(f)	5,103	89,864
Kering SA	20,413	10,884,693
lululemon athletica, Inc. (a)	82,995	9,955,250
LVMH Moet Hennessy - Louis Vuitton SA	6,092	2,122,989
Michael Kors Holdings Ltd. (a)	55,176	3,681,894
NIKE, Inc. Class B	122,883	9,450,932
Pinduoduo, Inc. ADR	57,000	1,287,630
Prada SpA	453,500	2,157,997
PVH Corp.	41,807	6,418,211
Rubius Therapeutics, Inc. (a)	8,100	170,100
Scholar Rock Holding Corp.	10,103	164,073
Shenzhou International Group Holdings Ltd.	37,000	453,717
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	103,797	2,877,253
Tapestry, Inc.	53,885	2,539,061
Under Armour, Inc. Class C (non-vtg.) (a)	53,220	997,343
VF Corp.	19,178	1,765,718
		65,541,544

TOTAL CONSUMER DISCRETIONARY		430,583,864

CONSUMER STAPLES - 3.1%
Beverages - 1.2%
Constellation Brands, Inc. Class A (sub. vtg.)	26,846	5,643,835
Diageo PLC	8,944	328,133
Fever-Tree Drinks PLC	33,275	1,504,607
Keurig Dr. Pepper, Inc.	64,841	1,556,832
Monster Beverage Corp. (a)	127,023	7,623,920
Pernod Ricard SA	888	143,245
The Coca-Cola Co.	49,200	2,294,196
		19,094,768
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc.	72,100	1,787,359
Costco Wholesale Corp.	54,676	11,958,188
Performance Food Group Co. (a)	44,052	1,579,264
		15,324,811
Food Products - 0.1%
Darling International, Inc. (a)	34,493	692,964
Mondelez International, Inc.	4,100	177,858
The Kraft Heinz Co.	12,878	775,900
		1,646,722
Household Products - 0.1%
Energizer Holdings, Inc.	21,700	1,381,856
MTG Co. Ltd.	2,100	141,797
		1,523,653
Personal Products - 0.6%
Coty, Inc. Class A	161,078	2,160,056
Estee Lauder Companies, Inc. Class A	23,281	3,141,538
Herbalife Nutrition Ltd. (a)	67,319	3,475,680
Kose Corp.	6,107	1,168,258
		9,945,532
Tobacco - 0.2%
JUUL Labs, Inc. Class A (d)(e)	23,134	3,875,639

TOTAL CONSUMER STAPLES		51,411,125

ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp.	78,544	5,745,494
Andeavor	10,261	1,539,766
BP PLC sponsored ADR	13,767	620,754
Cenovus Energy, Inc.	28,848	289,400
Continental Resources, Inc. (a)	91,775	5,861,669
Delek U.S. Holdings, Inc.	40,507	2,159,833
Diamondback Energy, Inc.	20,864	2,753,005
EOG Resources, Inc.	28,243	3,641,652
Extraction Oil & Gas, Inc. (a)	54,323	821,364
Marathon Petroleum Corp.	14,655	1,184,564
Petronet LNG Ltd.	17,729	59,343
Phillips 66 Co.	1,320	162,809
Pioneer Natural Resources Co.	19,670	3,722,941
Reliance Industries Ltd.	224,842	3,895,159
Valero Energy Corp.	27,734	3,282,319
Whiting Petroleum Corp. (a)	114,491	5,684,478
		41,424,550
FINANCIALS - 4.2%
Banks - 2.1%
Bank of America Corp.	420,767	12,993,285
Citigroup, Inc.	97,468	7,006,975
Coastal Financial Corp. of Washington (a)	2,600	42,224
Cullen/Frost Bankers, Inc.	5,276	582,945
HDFC Bank Ltd. sponsored ADR	28,510	2,946,223
IndusInd Bank Ltd.	8,949	260,803
JPMorgan Chase & Co.	90,336	10,384,123
Kotak Mahindra Bank Ltd.	18,502	353,189
		34,569,767
Capital Markets - 1.8%
Apollo Global Management LLC Class A	14,421	511,946
BlackRock, Inc. Class A	10,623	5,340,819
Charles Schwab Corp.	91,647	4,679,496
E*TRADE Financial Corp. (a)	22,335	1,335,856
Edelweiss Financial Services Ltd.	58,486	264,366
Fairfax India Holdings Corp. (a)(b)	48,805	785,761
Goldman Sachs Group, Inc.	31,294	7,430,134
HDFC Asset Management Co. Ltd. (a)	110	1,767
Monex Group, Inc.	49,200	244,647
Morgan Stanley	80,968	4,093,742
MSCI, Inc.	3,397	564,547
TD Ameritrade Holding Corp.	81,812	4,675,556
Virtu Financial, Inc. Class A	31,651	637,768
		30,566,405
Consumer Finance - 0.0%
American Express Co.	6,700	666,784
Diversified Financial Services - 0.3%
Allakos, Inc. (a)	4,900	199,773
Berkshire Hathaway, Inc. Class B (a)	19,330	3,824,827
GDS Holdings Ltd. ADR (a)	5,426	118,450
		4,143,050
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	20,960	610,752

TOTAL FINANCIALS		70,556,758

HEALTH CARE - 9.7%
Biotechnology - 4.5%
AC Immune SA (a)	44,991	434,163
ACADIA Pharmaceuticals, Inc. (a)	15,130	228,312
Acceleron Pharma, Inc. (a)	4,964	216,232
Agios Pharmaceuticals, Inc. (a)	17,509	1,512,953
Aimmune Therapeutics, Inc. (a)	33,095	957,107
Alexion Pharmaceuticals, Inc. (a)	113,300	15,064,368
Alkermes PLC (a)	62,366	2,734,749
Alnylam Pharmaceuticals, Inc. (a)	44,606	4,237,570
Amgen, Inc.	5,339	1,049,380
AnaptysBio, Inc. (a)	7,220	565,470
Arena Pharmaceuticals, Inc. (a)	22,747	877,807
Ascendis Pharma A/S sponsored ADR (a)	22,886	1,554,875
BeiGene Ltd. ADR (a)	6,478	1,228,617
Biogen, Inc. (a)	2,500	835,925
bluebird bio, Inc. (a)	20,753	3,214,640
Blueprint Medicines Corp. (a)	1,434	85,380
Celgene Corp. (a)	13,958	1,257,476
Cellectis SA sponsored ADR (a)	7,931	229,206
Chimerix, Inc. (a)	972	4,345
Coherus BioSciences, Inc. (a)	36,121	688,105
CytomX Therapeutics, Inc. (a)	8,794	231,634
DBV Technologies SA sponsored ADR (a)	6,123	110,398
Deciphera Pharmaceuticals, Inc. (a)	4,100	141,040
Denali Therapeutics, Inc. (a)	47,414	596,942
Editas Medicine, Inc. (a)	34,202	1,017,167
Epizyme, Inc. (a)	18,904	243,862
Exelixis, Inc. (a)	87,953	1,820,627
FibroGen, Inc. (a)	20,412	1,287,997
GenSight Biologics SA (a)(b)(f)	36,360	91,413
Global Blood Therapeutics, Inc. (a)	40,433	1,690,099
Grifols SA ADR	6,306	131,039
Heron Therapeutics, Inc. (a)	11,706	438,390
ImmunoGen, Inc. (a)	14,300	132,990
Insmed, Inc. (a)	8,194	203,785
Intellia Therapeutics, Inc. (a)	34,468	917,538
Intercept Pharmaceuticals, Inc. (a)	15,600	1,421,784
Ionis Pharmaceuticals, Inc. (a)	6,755	295,058
Ironwood Pharmaceuticals, Inc. Class A (a)	60,695	1,170,200
La Jolla Pharmaceutical Co. (a)(f)	9,405	311,023
Liquidia Technologies, Inc.	139,778	1,531,967
Madrigal Pharmaceuticals, Inc. (a)	500	128,515
Momenta Pharmaceuticals, Inc. (a)	5,196	153,802
Neurocrine Biosciences, Inc. (a)	33,436	3,359,984
Portola Pharmaceuticals, Inc. (a)	21,711	777,254
Radius Health, Inc. (a)(f)	4,851	116,424
Regeneron Pharmaceuticals, Inc. (a)	27,733	10,206,021
Replimune Group, Inc. (a)	11,300	169,387
Sage Therapeutics, Inc. (a)	24,255	3,500,482
Sarepta Therapeutics, Inc. (a)	19,268	2,239,712
Seres Therapeutics, Inc. (a)	2,622	19,849
Trevena, Inc. (a)	55,370	85,270
Ultragenyx Pharmaceutical, Inc. (a)	8,622	682,086
Vertex Pharmaceuticals, Inc. (a)	17,507	3,064,600
Xencor, Inc. (a)	24,906	927,001
Zai Lab Ltd. ADR	10,491	229,963
		76,421,983
Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (a)	3,536	1,261,114
Baxter International, Inc.	4,463	323,344
Becton, Dickinson & Co.	13,181	3,300,127
Boston Scientific Corp. (a)	438,921	14,752,135
Danaher Corp.	28,145	2,887,114
DexCom, Inc. (a)	9,543	907,826
Edwards Lifesciences Corp. (a)	2,232	317,948
Establishment Labs Holdings, Inc. (a)	43,100	1,121,462
Fisher & Paykel Healthcare Corp.	15,761	158,992
Hoya Corp.	2,100	125,833
Insulet Corp. (a)	13,377	1,112,431
Intuitive Surgical, Inc. (a)	27,920	14,188,665
Invuity, Inc. (a)(f)	34,874	139,496
iRhythm Technologies, Inc. (a)	33,026	2,495,114
Novocure Ltd. (a)	8,680	295,120
Penumbra, Inc. (a)	839	119,348
Quanterix Corp. (a)	9,219	138,193
Stryker Corp.	914	149,211
		43,793,473
Health Care Providers & Services - 1.8%
Humana, Inc.	39,369	12,368,952
National Vision Holdings, Inc.	36,385	1,479,414
Neuronetics, Inc.	3,600	89,820
OptiNose, Inc.	34,132	694,586
UnitedHealth Group, Inc.	58,726	14,870,598
		29,503,370
Health Care Technology - 0.1%
Evolent Health, Inc. (a)	18,969	383,174
Teladoc, Inc. (a)	23,293	1,394,086
		1,777,260
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	600	194,616
Pharmaceuticals - 0.7%
Aclaris Therapeutics, Inc. (a)	9,749	167,098
Akcea Therapeutics, Inc. (f)	46,627	1,474,346
Allergan PLC	1,000	184,090
AstraZeneca PLC sponsored ADR	21,799	852,995
Bausch Health Cos., Inc. (Canada) (a)	29,112	632,895
Bayer AG	1,312	146,061
Collegium Pharmaceutical, Inc. (a)	5,655	108,972
Dova Pharmaceuticals, Inc. (a)	12,588	271,523
Intersect ENT, Inc. (a)	6,756	218,557
Jazz Pharmaceuticals PLC (a)	19,329	3,345,463
Mylan NV (a)	4,300	160,433
MyoKardia, Inc. (a)	6,035	346,409
Nektar Therapeutics (a)	47,452	2,495,975
The Medicines Company (a)	28,128	1,117,525
Theravance Biopharma, Inc. (a)	3,288	78,748
Zogenix, Inc. (a)	6,920	392,710
		11,993,800

TOTAL HEALTH CARE		163,684,502

INDUSTRIALS - 5.1%
Aerospace & Defense - 1.9%
Bombardier, Inc. Class B (sub. vtg.) (a)	580,607	2,187,012
Elbit Systems Ltd.	3,085	371,187
General Dynamics Corp.	10,814	2,160,205
Northrop Grumman Corp.	23,159	6,959,048
Raytheon Co.	20,680	4,095,260
The Boeing Co.	40,996	14,606,875
United Technologies Corp.	7,837	1,063,794
		31,443,381
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	2,231	169,935
XPO Logistics, Inc. (a)	42,238	4,211,973
		4,381,908
Airlines - 0.8%
Delta Air Lines, Inc.	87,915	4,784,334
Southwest Airlines Co.	8,800	511,808
Spirit Airlines, Inc. (a)	74,747	3,247,010
United Continental Holdings, Inc. (a)	51,009	4,101,124
Wizz Air Holdings PLC (a)(b)	15,309	696,452
		13,340,728
Building Products - 0.1%
Masco Corp.	32,943	1,328,591
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	7,245	415,791
Evoqua Water Technologies Corp. (a)	21,141	451,149
HomeServe PLC	58,092	771,636
Tomra Systems ASA	29,800	615,973
		2,254,549
Electrical Equipment - 0.3%
AMETEK, Inc.	4,331	336,952
Fortive Corp.	33,486	2,748,531
Melrose Industries PLC	60,069	170,223
Nidec Corp.	2,900	419,640
Regal Beloit Corp.	21,263	1,827,555
		5,502,901
Industrial Conglomerates - 0.6%
General Electric Co.	314,883	4,291,855
Honeywell International, Inc.	27,096	4,325,876
ITT, Inc.	30,139	1,707,977
		10,325,708
Machinery - 0.6%
Aumann AG (b)	8,470	591,292
Deere & Co.	29,870	4,324,877
Eicher Motors Ltd.	429	174,198
Minebea Mitsumi, Inc.	6,200	111,272
Rational AG	961	658,515
SMC Corp.	200	67,039
WABCO Holdings, Inc. (a)	9,409	1,182,523
Xylem, Inc.	27,034	2,069,723
		9,179,439
Professional Services - 0.1%
CoStar Group, Inc. (a)	400	166,340
Equifax, Inc.	2,600	326,300
IHS Markit Ltd. (a)	29,731	1,576,635
Recruit Holdings Co. Ltd.	5,900	161,669
		2,230,944
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	12,452	1,492,995
Knight-Swift Transportation Holdings, Inc. Class A	68,357	2,225,020
		3,718,015
Trading Companies & Distributors - 0.1%
HD Supply Holdings, Inc. (a)	19,100	840,018
Wolseley PLC	1,734	136,785
		976,803
Transportation Infrastructure - 0.0%
Adani Ports & Special Economic Zone Ltd.	9,677	56,506

TOTAL INDUSTRIALS		84,739,473

INFORMATION TECHNOLOGY - 44.6%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	9,067	2,318,704
Lumentum Holdings, Inc. (a)	3,200	167,200
NETGEAR, Inc. (a)	43,270	2,849,330
		5,335,234
Electronic Equipment & Components - 0.2%
Corning, Inc.	22,800	756,504
Dell Technologies, Inc. (a)	18,120	1,676,462
II-VI, Inc. (a)	7,600	297,920
Jabil, Inc.	5,900	166,203
		2,897,089
Internet Software & Services - 14.8%
2U, Inc. (a)	13,473	1,019,367
Akamai Technologies, Inc. (a)	38,071	2,865,223
Alibaba Group Holding Ltd. sponsored ADR (a)	78,294	14,658,986
Alphabet, Inc.:
Class A (a)	97,330	119,445,323
Class C (a)	10,136	12,338,147
ANGI Homeservices, Inc. Class A (a)	75,078	1,179,475
Carbonite, Inc. (a)	4,600	157,780
CarGurus, Inc. Class A	36,183	1,568,533
DocuSign, Inc. (f)	4,263	229,776
Dropbox, Inc. Class A (a)(f)	7,414	198,473
Facebook, Inc. Class A (a)	386,402	66,685,257
GMO Internet, Inc.	27,700	587,369
GoDaddy, Inc. (a)	29,403	2,164,649
GrubHub, Inc. (a)	3,827	466,473
HUYA, Inc. ADR (f)	16,435	529,207
IAC/InterActiveCorp (a)	6,769	996,735
Mercari, Inc. (a)	3,500	147,431
Mimecast Ltd. (a)	4,032	144,789
Momo, Inc. ADR (a)	26,273	1,077,718
NetEase, Inc. ADR	7,100	1,831,800
New Relic, Inc. (a)	5,313	519,080
Okta, Inc. (a)	5,865	291,197
Pandora Media, Inc. (a)	20,899	140,859
Shopify, Inc. Class A (a)	18,038	2,512,854
Stamps.com, Inc. (a)	7,498	1,956,978
Tencent Holdings Ltd.	204,500	9,307,694
The Trade Desk, Inc. (a)	15,314	1,291,276
Twilio, Inc. Class A (a)	6,663	385,721
Twitter, Inc. (a)	7,600	242,212
Wix.com Ltd. (a)	21,590	2,051,050
Yandex NV Series A (a)	30,626	1,101,311
YY, Inc. ADR (a)	9,500	885,685
		248,978,428
IT Services - 5.0%
Adyen BV (b)	3,700	2,364,052
Alliance Data Systems Corp.	6,533	1,469,141
Endava PLC ADR (a)	5,700	136,287
FleetCor Technologies, Inc. (a)	6,664	1,446,088
MasterCard, Inc. Class A	124,293	24,610,014
Netcompany Group A/S	6,000	218,249
PayPal Holdings, Inc. (a)	175,435	14,410,231
Square, Inc. (a)	18,394	1,189,172
Total System Services, Inc.	3,800	347,852
Visa, Inc. Class A	252,278	34,496,494
Wirecard AG	1,203	224,725
Worldpay, Inc. (a)	30,396	2,498,247
		83,410,552
Semiconductors & Semiconductor Equipment - 7.3%
Acacia Communications, Inc. (a)	9,800	314,972
Advanced Micro Devices, Inc. (a)	138,114	2,531,630
Analog Devices, Inc.	20,179	1,940,009
ASML Holding NV	2,400	513,600
Broadcom, Inc.	144,949	32,145,340
Inphi Corp. (a)	38,981	1,225,563
Intel Corp.	87,064	4,187,778
Marvell Technology Group Ltd.	341,150	7,269,907
Micron Technology, Inc. (a)	230,797	12,183,774
Monolithic Power Systems, Inc.	11,844	1,571,462
NVIDIA Corp.	199,938	48,956,819
NXP Semiconductors NV (a)	23,333	2,224,568
Qualcomm, Inc.	93,572	5,997,029
Renesas Electronics Corp. (a)	237,900	2,119,111
		123,181,562
Software - 10.4%
Activision Blizzard, Inc.	312,712	22,959,315
Adobe Systems, Inc. (a)	67,167	16,434,422
Altair Engineering, Inc. Class A (a)	5,264	184,766
Avalara, Inc.	2,207	84,616
Black Knight, Inc. (a)	3,071	158,617
Electronic Arts, Inc. (a)	62,036	7,987,135
HubSpot, Inc. (a)	2,900	359,890
Intuit, Inc.	14,692	3,000,694
Microsoft Corp.	520,981	55,265,664
Nintendo Co. Ltd.	5,600	1,893,848
Paycom Software, Inc. (a)	28,039	2,979,144
Pluralsight, Inc.	17,145	397,935
Proofpoint, Inc. (a)	10,328	1,177,908
Red Hat, Inc. (a)	51,638	7,292,835
RingCentral, Inc. (a)	12,504	922,170
SailPoint Technologies Holding, Inc. (a)	13,808	332,635
Salesforce.com, Inc. (a)	324,382	44,488,991
SendGrid, Inc. (a)	24,243	618,924
Smartsheet, Inc.	3,450	74,175
Snap, Inc. Class A (a)(f)	220,070	2,750,875
Splunk, Inc. (a)	4,292	412,461
Talend SA ADR (a)	9,847	582,450
Tenable Holdings, Inc.	3,000	89,700
Workday, Inc. Class A (a)	25,834	3,203,933
Zendesk, Inc. (a)	26,141	1,423,900
Zscaler, Inc. (a)(f)	12,301	434,348
		175,511,351
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	580,703	110,501,974
Samsung Electronics Co. Ltd.	1,300	53,998
		110,555,972

TOTAL INFORMATION TECHNOLOGY		749,870,188

MATERIALS - 2.1%
Chemicals - 2.1%
Cabot Corp.	9,469	625,901
CF Industries Holdings, Inc.	171,262	7,607,458
DowDuPont, Inc.	61,596	4,235,957
FMC Corp.	15,111	1,358,177
LyondellBasell Industries NV Class A	67,536	7,482,313
Nutrien Ltd.	31,044	1,686,020
Orion Engineered Carbons SA	16,025	525,620
The Chemours Co. LLC	142,026	6,506,211
The Mosaic Co.	57,184	1,721,810
Tronox Ltd. Class A	78,204	1,442,864
Westlake Chemical Corp.	12,043	1,291,250
		34,483,581
Construction Materials - 0.0%
Buzzi Unicem SpA	4,273	94,187
Loma Negra Compania Industrial Argentina SA ADR (a)	21,141	237,625
		331,812

TOTAL MATERIALS		34,815,393

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. (d)(e)	274,458	1,539,709
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	15,500	358,205
T-Mobile U.S., Inc. (a)	33,466	2,007,960
		2,366,165
UTILITIES - 0.0%
Gas Utilities - 0.0%
China Resource Gas Group Ltd.	46,000	218,014
ENN Energy Holdings Ltd.	21,000	213,636
		431,650
TOTAL COMMON STOCKS
(Cost $1,425,681,305)		1,631,423,377

Convertible Preferred Stocks - 1.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Neutron Holdings, Inc. Series C (d)(e)	3,178,083	581,081
Topgolf International, Inc. Series F (d)(e)	9,181	141,387
		722,468
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E (d)(e)	11,802	231,376
Textiles, Apparel & Luxury Goods - 0.0%
Generation Bio Series B (d)(e)	22,400	204,864

TOTAL CONSUMER DISCRETIONARY		1,158,708

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (d)(e)	337	138,153
Food Products - 0.1%
Agbiome LLC Series C (d)(e)	68,700	435,125
Tobacco - 0.1%
JUUL Labs, Inc. Series E (d)(e)	12,508	2,095,465

TOTAL CONSUMER STAPLES		2,668,743

HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (d)(e)	6,504	112,844
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.8%
ContextLogic, Inc. Series G (d)(e)	2,862	462,585
Lyft, Inc.:
Series H (d)(e)	100,639	4,765,649
Series I (d)(e)	177,388	8,400,014
Starry, Inc. Series C (d)(e)	158,250	145,907
		13,774,155
Software - 0.0%
Compass, Inc. Series E (d)(e)	1,181	79,692

TOTAL INFORMATION TECHNOLOGY		13,853,847

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $17,015,803)		17,794,142

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 1.96% (g)	33,220,742	33,227,387
Fidelity Securities Lending Cash Central Fund 1.97% (g)(h)	4,529,247	4,529,700
TOTAL MONEY MARKET FUNDS
(Cost $37,757,087)		37,757,087
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $1,480,454,195)		1,686,974,606
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,930,253)
NET ASSETS - 100%		$1,680,044,353

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,662,973 or 0.3% of net assets.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,490,491 or 1.4% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security is on loan at period end.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$90,303
Agbiome LLC Series C	6/29/18	$435,125
Ant International Co. Ltd.	5/16/18	$1,539,709
Cibus Global Ltd. Series C	2/16/18	$281,001
Compass, Inc. Series E	11/3/17	$79,692
ContextLogic, Inc. Series G	10/24/17	$385,033
Generation Bio Series B	2/21/18	$204,864
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$4,110,283
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$2,216,242
Lyft, Inc. Series H	11/22/17	$4,000,008
Lyft, Inc. Series I	6/27/18	$8,400,014
Neutron Holdings, Inc. Series C	7/3/18	$581,081
Roofoods Ltd. Series F	9/12/17	$119,153
Starry, Inc. Series C	12/8/17	$145,907
The Honest Co., Inc. Series E	9/28/17	$231,376
Topgolf International, Inc. Series F	11/10/17	$127,005

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$193,969
Fidelity Securities Lending Cash Central Fund	166,583
Total	$360,552

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$431,742,572	$427,228,936	$3,073,927	$1,439,709
Consumer Staples	54,079,868	47,207,353	328,133	6,544,382
Energy	41,424,550	41,424,550	--	--
Financials	70,556,758	70,554,991	1,767	--
Health Care	163,797,346	163,538,441	146,061	112,844
Industrials	84,739,473	84,466,532	272,941	--
Information Technology	763,724,035	738,668,646	11,201,542	13,853,847
Materials	34,815,393	34,815,393	--	--
Real Estate	1,539,709	--	--	1,539,709
Telecommunication Services	2,366,165	2,366,165	--	--
Utilities	431,650	431,650	--	--
Money Market Funds	37,757,087	37,757,087	--	--
Total Investments in Securities:	$1,686,974,606	$1,648,459,744	$15,024,371	$23,490,491

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$52,898
Net Realized Gain (Loss) on Investment Securities	(50,719)
Net Unrealized Gain (Loss) on Investment Securities	543,410
Cost of Purchases	23,236,017
Proceeds of Sales	(291,115)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$23,490,491
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2018	$543,696

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period and includes securities received through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,417,915) — See accompanying schedule: Unaffiliated issuers (cost $1,442,697,108)	$1,649,217,519
Fidelity Central Funds (cost $37,757,087)	37,757,087
Total Investment in Securities (cost $1,480,454,195)		$1,686,974,606
Cash		1,651,558
Foreign currency held at value (cost $347,214)		348,879
Receivable for investments sold		7,088,236
Receivable for fund shares sold		956,096
Dividends receivable		322,387
Distributions receivable from Fidelity Central Funds		61,887
Other receivables		21,130
Total assets		1,697,424,779
Liabilities
Payable for investments purchased	$7,146,239
Payable for fund shares redeemed	4,993,088
Accrued management fee	636,359
Other payables and accrued expenses	75,540
Collateral on securities loaned	4,529,200
Total liabilities		17,380,426
Net Assets		$1,680,044,353
Net Assets consist of:
Paid in capital		$1,484,120,056
Undistributed net investment income		3,740,420
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,263,937)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		206,447,814
Net Assets, for 131,377,282 shares outstanding		$1,680,044,353
Net Asset Value, offering price and redemption price per share ($1,680,044,353 ÷ 131,377,282 shares)		$12.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$7,082,449
Special dividends		1,582,426
Interest		144,362
Income from Fidelity Central Funds		360,552
Total income		9,169,789
Expenses
Management fee	$4,615,303
Independent trustees' fees and expenses	3,830
Commitment fees	1,203
Total expenses before reductions	4,620,336
Expense reductions	(45,791)
Total expenses after reductions		4,574,545
Net investment income (loss)		4,595,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,269,775)
Fidelity Central Funds	500
Foreign currency transactions	3,993
Total net realized gain (loss)		(14,265,282)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $75,540)	207,754,900
Assets and liabilities in foreign currencies	2,943
Total change in net unrealized appreciation (depreciation)		207,757,843
Net gain (loss)		193,492,561
Net increase (decrease) in net assets resulting from operations		$198,087,805

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period May 25, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,595,244	$(2,606)
Net realized gain (loss)	(14,265,282)	(159)
Change in net unrealized appreciation (depreciation)	207,757,843	(1,310,029)
Net increase (decrease) in net assets resulting from operations	198,087,805	(1,312,794)
Distributions to shareholders from net investment income	(737,285)	–
Distributions to shareholders from net realized gain	(113,428)	–
Total distributions	(850,713)	–
Share transactions
Proceeds from sales of shares	1,506,071,314	181,817,461
Reinvestment of distributions	850,713	–
Cost of shares redeemed	(204,338,016)	(281,417)
Net increase (decrease) in net assets resulting from share transactions	1,302,584,011	181,536,044
Total increase (decrease) in net assets	1,499,821,103	180,223,250
Net Assets
Beginning of period	180,223,250	–
End of period	$1,680,044,353	$180,223,250
Other Information
Undistributed net investment income end of period	$3,740,420	$–
Shares
Sold	130,929,525	17,490,141
Issued in reinvestment of distributions	75,151	–
Redeemed	(17,090,266)	(27,269)
Net increase (decrease)	113,914,410	17,462,872

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth K6 Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.32	$10.00
Income from Investment Operations
Net investment income (loss)B	.05C	–D
Net realized and unrealized gain (loss)	2.44	.32E
Total from investment operations	2.49	.32
Distributions from net investment income	(.01)	–
Distributions from net realized gain	–D	–
Total distributions	(.02)F	–
Net asset value, end of period	$12.79	$10.32
Total ReturnG,H	24.10%	3.20%
Ratios to Average Net AssetsI,J
Expenses before reductions	.45%	.45%K
Expenses net of fee waivers, if any	.45%	.45%K
Expenses net of all reductions	.45%	.45%K
Net investment income (loss)	.45%C	(.24)%K
Supplemental Data
Net assets, end of period (000 omitted)	$1,680,044	$180,223
Portfolio turnover rateL	40%M	3%M,N

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Amount represents less than $.005 per share.

 E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 F Total distributions of $.02 per share is comprised of distributions from net investment income of $.013 and distributions from net realized gain of $.002 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

 N Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$23,490,491	Market comparable	Enterprise value/Sales multiple (EV/S)	2.1 - 3.6 / 3.0	Increase
			Transaction price	$9.15	Increase
			Discount rate	38.0% - 73.0% / 55.3%	Decrease
			Discount for lack of marketability	15.0%	Decrease
			Premium rate	9.0%	Increase
		Market approach	Transaction price	$0.18 - $179.25 / $76.20	Increase
			Tender price	$143.40	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$243,544,559
Gross unrealized depreciation	(38,814,794)
Net unrealized appreciation (depreciation)	$204,729,765
Tax Cost	$1,482,244,841

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,743,915
Capital loss carryforward	$(12,473,290)
Net unrealized appreciation (depreciation) on securities and other investments	$204,729,214

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,463,098)
Long-term	(10,192)
Total no expiration	(12,473,290)
Total capital loss carryforward	$(12,473,290)

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$850,713	$ -

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $281,001 in this Subsidiary, representing .02% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $579,488,462 and $367,703,311, respectively.

Exchanges In-Kind. Investments and cash, received in-kind through subscriptions totaled $1,068,331,023 in exchange for 93,987,183 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,309 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $179,817,385 in exchange for 17,290,133 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,203 and is reflected in Commitment fees on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $63,203. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $166,583, including $10,382 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $45,553 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $238.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.45%	$1,000.00	$1,031.50	$2.27
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as an amount which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Blue Chip Growth K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

BCFK6-ANN-0918
1.9884007.101

Fidelity® Small Cap Growth K6 Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® Small Cap Growth K6 Fund	28.72%	28.16%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$13,413	Fidelity® Small Cap Growth K6 Fund
$12,727	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year, the fund advanced 28.72%, outpacing the 22.91% gain of the benchmark Russell 2000® Growth Index. Versus the benchmark, picks in the information technology sector’s software & services industry helped fund performance the most. Our biggest individual contributor was Stamps.com, one of the fund’s largest holdings. Shares of the internet-based shipping-services provider gained 76% on the back of consecutive quarters of stellar financial results. AnaptysBio, which we added to the fund early in the period, also lifted relative results. Shares of this clinical-stage biotech popped in October, after phase-2 trials suggested that its eczema drug outperformed rival offerings from two competitors. The firm also announced positive results from multiple trials of its treatment for atopic dermatitis – a drug also being targeted to treat peanut allergies and asthma. Our stock picks in consumer discretionary and industrials also materially contributed. Conversely, choices in the health care equipment & services industry hurt, including Medicaid-related managed-care firm Magellan Health. Shares of Magellan plunged in late April on disappointing financial results. The company also lowered its full-year guidance. Cotiviti Holdings was also a sizable detractor, and we sold off this position during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a three-month leave of absence, Patrick Venanzi returned to Fidelity on August 30, 2018, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Jennifer Fo Cardillo and Slava Kruzement-Prykhodko served as interim managers of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
CarGurus, Inc. Class A	2.6
Stamps.com, Inc.	1.8
2U, Inc.	1.6
Weight Watchers International, Inc.	1.5
Asgn, Inc.	1.4
Generac Holdings, Inc.	1.4
Vail Resorts, Inc.	1.2
Cavco Industries, Inc.	1.2
Copart, Inc.	1.2
Entegris, Inc.	1.1
15.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Health Care	22.6
Information Technology	22.2
Industrials	18.5
Consumer Discretionary	15.6
Financials	5.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks/ETFs	97.9%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments – 7.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value
CONSUMER DISCRETIONARY - 15.6%
Auto Components - 0.7%
Gentex Corp.	174,600	$4,050,720
Diversified Consumer Services - 3.1%
Bright Horizons Family Solutions, Inc. (a)	36,473	3,902,246
Grand Canyon Education, Inc. (a)	41,854	4,877,247
Weight Watchers International, Inc. (a)	95,519	8,551,816
		17,331,309
Hotels, Restaurants & Leisure - 5.2%
Boyd Gaming Corp.	73,914	2,760,688
Cedar Fair LP (depositary unit)	60,130	3,435,828
Hilton Grand Vacations, Inc. (a)	92,224	3,190,028
Marriott Vacations Worldwide Corp.	15,753	1,876,340
Planet Fitness, Inc. (a)	119,100	5,659,632
Texas Roadhouse, Inc. Class A	45,166	2,838,231
U.S. Foods Holding Corp. (a)	84,946	2,872,024
Vail Resorts, Inc.	24,751	6,852,809
		29,485,580
Household Durables - 3.1%
Cavco Industries, Inc. (a)	30,990	6,583,826
LGI Homes, Inc. (a)(b)	50,136	2,591,530
SodaStream International Ltd. (a)	42,178	3,682,139
Taylor Morrison Home Corp. (a)	113,758	2,221,694
TopBuild Corp. (a)	34,799	2,584,870
		17,664,059
Internet & Direct Marketing Retail - 0.4%
Gaia, Inc. Class A (a)	128,744	2,343,141
Multiline Retail - 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	36,976	2,569,832
Specialty Retail - 1.7%
Five Below, Inc. (a)	59,100	5,742,156
The Children's Place Retail Stores, Inc.	30,014	3,688,721
		9,430,877
Textiles, Apparel & Luxury Goods - 0.9%
Cadence Bancorp	120,900	3,292,107
Columbia Sportswear Co.	22,072	1,919,823
		5,211,930

TOTAL CONSUMER DISCRETIONARY		88,087,448

CONSUMER STAPLES - 2.5%
Food & Staples Retailing - 0.7%
Performance Food Group Co. (a)	108,500	3,889,725
Food Products - 1.1%
Nomad Foods Ltd. (a)	149,449	2,839,531
Post Holdings, Inc. (a)	37,437	3,240,547
		6,080,078
Household Products - 0.7%
Central Garden & Pet Co. (a)	51,835	2,237,717
Central Garden & Pet Co. Class A (non-vtg.) (a)	49,950	2,003,994
		4,241,711

TOTAL CONSUMER STAPLES		14,211,514

ENERGY - 1.6%
Energy Equipment & Services - 0.3%
NCS Multistage Holdings, Inc. (a)	116,413	1,846,310
Oil, Gas & Consumable Fuels - 1.3%
Delek U.S. Holdings, Inc.	65,125	3,472,465
Extraction Oil & Gas, Inc. (a)	123,322	1,864,629
Whiting Petroleum Corp. (a)	34,800	1,727,820
		7,064,914

TOTAL ENERGY		8,911,224

FINANCIALS - 5.9%
Banks - 0.8%
First Citizen Bancshares, Inc.	10,890	4,430,270
Capital Markets - 3.8%
Apollo Global Management LLC Class A	131,222	4,658,381
Hamilton Lane, Inc. Class A	62,000	3,036,140
Lazard Ltd. Class A	43,404	2,356,837
LPL Financial	42,900	2,843,841
Morningstar, Inc.	20,500	2,706,000
MSCI, Inc.	22,685	3,770,020
Virtu Financial, Inc. Class A	105,400	2,123,810
		21,495,029
Consumer Finance - 0.6%
Green Dot Corp. Class A (a)	44,900	3,561,468
Insurance - 0.7%
Enstar Group Ltd. (a)	17,998	3,891,168

TOTAL FINANCIALS		33,377,935

HEALTH CARE - 22.6%
Biotechnology - 7.7%
Abeona Therapeutics, Inc. (a)(b)	84,119	1,215,520
Acceleron Pharma, Inc. (a)	45,188	1,968,389
Acorda Therapeutics, Inc. (a)	35,240	879,238
Alder Biopharmaceuticals, Inc. (a)	93,511	1,772,033
AnaptysBio, Inc. (a)	21,869	1,712,780
Arena Pharmaceuticals, Inc. (a)	33,571	1,295,505
Argenx SE ADR (a)	19,677	1,785,688
Ascendis Pharma A/S sponsored ADR (a)	47,924	3,255,957
Atara Biotherapeutics, Inc. (a)	38,575	1,448,491
Audentes Therapeutics, Inc. (a)	66,426	2,500,939
Blueprint Medicines Corp. (a)	34,041	2,026,801
FibroGen, Inc. (a)	65,928	4,160,057
Five Prime Therapeutics, Inc. (a)	26,906	400,899
Global Blood Therapeutics, Inc. (a)	51,169	2,138,864
Heron Therapeutics, Inc. (a)	44,180	1,654,541
Ligand Pharmaceuticals, Inc. Class B (a)	11,835	2,583,936
Loxo Oncology, Inc. (a)	21,786	3,651,116
Mirati Therapeutics, Inc. (a)	59,245	3,637,643
Sarepta Therapeutics, Inc. (a)	29,680	3,450,003
Spark Therapeutics, Inc. (a)	22,600	1,733,872
TESARO, Inc. (a)	8,284	288,532
		43,560,804
Health Care Equipment & Supplies - 7.7%
Cantel Medical Corp.	24,670	2,287,156
CONMED Corp.	31,500	2,331,000
Globus Medical, Inc. (a)	101,500	5,225,220
Hill-Rom Holdings, Inc.	40,800	3,843,360
ICU Medical, Inc. (a)	12,562	3,602,782
Insulet Corp. (a)	53,462	4,445,900
Integer Holdings Corp. (a)	26,600	1,900,570
Integra LifeSciences Holdings Corp. (a)	85,303	5,316,936
iRhythm Technologies, Inc. (a)	53,980	4,078,189
Masimo Corp. (a)	55,800	5,547,636
Novocure Ltd. (a)	90,709	3,084,106
Quanterix Corp. (a)	92,994	1,393,980
		43,056,835
Health Care Providers & Services - 3.5%
Chemed Corp.	12,400	3,918,772
G1 Therapeutics, Inc. (a)	61,963	3,181,800
Magellan Health Services, Inc. (a)	65,050	4,732,388
Molina Healthcare, Inc. (a)	49,662	5,169,318
Tivity Health, Inc. (a)	75,197	2,534,139
		19,536,417
Health Care Technology - 0.8%
HTG Molecular Diagnostics (a)	98,390	287,299
Teladoc, Inc. (a)(b)	72,400	4,333,140
		4,620,439
Life Sciences Tools & Services - 1.3%
ICON PLC (a)	40,569	5,645,582
Morphosys AG (a)	11,300	1,485,215
		7,130,797
Pharmaceuticals - 1.6%
Aclaris Therapeutics, Inc. (a)	69,966	1,199,217
Aerie Pharmaceuticals, Inc. (a)	37,757	2,550,485
Akcea Therapeutics, Inc. (b)	41,603	1,315,487
Nektar Therapeutics (a)	39,737	2,090,166
The Medicines Company (a)	41,427	1,645,895
Theravance Biopharma, Inc. (a)	17,568	420,754
		9,222,004

TOTAL HEALTH CARE		127,127,296

INDUSTRIALS - 18.5%
Aerospace & Defense - 2.7%
BWX Technologies, Inc.	72,255	4,751,489
HEICO Corp. Class A	82,547	5,344,918
Teledyne Technologies, Inc. (a)	23,735	5,207,934
		15,304,341
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	50,500	3,386,025
Airlines - 1.1%
SkyWest, Inc.	98,087	5,875,411
Commercial Services & Supplies - 1.5%
Copart, Inc. (a)	114,651	6,579,821
Viad Corp.	34,942	2,005,671
		8,585,492
Construction & Engineering - 2.0%
Dycom Industries, Inc. (a)	54,038	4,818,028
Jacobs Engineering Group, Inc.	92,486	6,254,828
		11,072,856
Electrical Equipment - 1.4%
Generac Holdings, Inc. (a)	148,253	7,968,599
Industrial Conglomerates - 1.0%
ITT, Inc.	102,199	5,791,617
Machinery - 3.0%
AGCO Corp.	42,063	2,650,810
Allison Transmission Holdings, Inc.	44,945	2,112,415
Gardner Denver Holdings, Inc. (a)	98,000	2,803,780
John Bean Technologies Corp.	16,665	1,843,149
Milacron Holdings Corp. (a)	139,685	2,912,432
Oshkosh Corp.	28,528	2,146,732
WABCO Holdings, Inc. (a)	17,501	2,199,526
		16,668,844
Professional Services - 4.3%
Asgn, Inc. (a)	88,780	8,016,834
Exponent, Inc.	102,249	4,999,976
FTI Consulting, Inc. (a)	77,403	6,111,741
Insperity, Inc.	54,593	5,191,794
		24,320,345
Trading Companies & Distributors - 0.9%
SiteOne Landscape Supply, Inc. (a)	31,784	2,833,861
Univar, Inc. (a)	87,383	2,402,159
		5,236,020

TOTAL INDUSTRIALS		104,209,550

INFORMATION TECHNOLOGY - 22.0%
Electronic Equipment & Components - 0.9%
Dolby Laboratories, Inc. Class A	37,803	2,436,403
Novanta, Inc. (a)	42,777	2,667,146
		5,103,549
Internet Software & Services - 11.2%
2U, Inc. (a)	118,915	8,997,109
ANGI Homeservices, Inc. Class A (a)(b)	173,205	2,721,051
BlackLine, Inc. (a)	45,021	1,922,397
CarGurus, Inc. Class A (b)	332,800	14,426,880
Five9, Inc. (a)	106,559	3,399,232
GoDaddy, Inc. (a)	75,316	5,544,764
Instructure, Inc. (a)	49,901	1,931,169
MINDBODY, Inc. (a)	95,404	3,563,339
New Relic, Inc. (a)	29,354	2,867,886
Okta, Inc. (a)	32,485	1,612,880
ShotSpotter, Inc. (a)(b)	53,427	2,279,730
Stamps.com, Inc. (a)	37,916	9,896,076
The Trade Desk, Inc. (a)	47,200	3,979,904
		63,142,417
IT Services - 2.4%
EPAM Systems, Inc. (a)	41,125	5,354,886
Genpact Ltd.	78,761	2,392,759
Interxion Holding N.V. (a)	32,077	2,081,156
Leidos Holdings, Inc.	53,212	3,640,765
		13,469,566
Semiconductors & Semiconductor Equipment - 1.1%
Entegris, Inc.	172,440	6,061,266
Software - 6.4%
8x8, Inc. (a)	120,005	2,394,100
Black Knight, Inc. (a)	53,620	2,769,473
Cardlytics, Inc. (a)	232,944	4,384,006
Everbridge, Inc. (a)	96,051	4,320,374
HubSpot, Inc. (a)	33,200	4,120,120
Pluralsight, Inc.	181,559	4,213,984
PROS Holdings, Inc. (a)	80,411	2,986,465
RealPage, Inc. (a)	65,400	3,603,540
Talend SA ADR (a)	46,448	2,747,399
Zendesk, Inc. (a)	59,386	3,234,755
Zscaler, Inc. (a)(b)	34,919	1,232,990
		36,007,206

TOTAL INFORMATION TECHNOLOGY		123,784,004

MATERIALS - 4.5%
Chemicals - 1.7%
Orion Engineered Carbons SA	133,967	4,394,118
The Chemours Co. LLC	111,104	5,089,674
		9,483,792
Construction Materials - 1.3%
Eagle Materials, Inc.	40,119	3,985,823
Summit Materials, Inc.	124,274	3,119,277
		7,105,100
Containers & Packaging - 1.2%
Aptargroup, Inc.	30,000	3,072,900
Avery Dennison Corp.	30,265	3,470,790
		6,543,690
Paper & Forest Products - 0.3%
Neenah, Inc.	22,474	1,973,217
Quintis Ltd. (a)(c)	547,553	4
		1,973,221

TOTAL MATERIALS		25,105,803

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Rexford Industrial Realty, Inc.	66,759	2,045,496
Store Capital Corp.	71,877	1,973,024
Terreno Realty Corp.	59,867	2,209,691
		6,228,211
TOTAL COMMON STOCKS
(Cost $471,009,069)		531,042,985

Convertible Preferred Stocks - 0.2%
INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
Compass, Inc. Series E (c)(d)
(Cost $1,124,254)	16,661	1,124,254

Investment Companies - 3.6%
iShares Russell 2000 Growth Index ETF (b)
(Cost $20,298,962)	96,500	20,028,571

Money Market Funds - 7.5%
Fidelity Cash Central Fund, 1.96% (e)	7,065,286	7,066,699
Fidelity Securities Lending Cash Central Fund 1.97% (e)(f)	35,119,673	35,123,185
TOTAL MONEY MARKET FUNDS
(Cost $42,189,884)		42,189,884
TOTAL INVESTMENT IN SECURITIES - 105.6%
(Cost $534,622,169)		594,385,694
NET OTHER ASSETS (LIABILITIES) - (5.6)%		(31,568,414)
NET ASSETS - 100%		$562,817,280

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,124,254 or 0.2% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$1,124,254

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$146,993
Fidelity Securities Lending Cash Central Fund	159,500
Total	$306,493

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$88,087,448	$88,087,448	$--	$--
Consumer Staples	14,211,514	14,211,514	--	--
Energy	8,911,224	8,911,224	--	--
Financials	33,377,935	33,377,935	--	--
Health Care	127,127,296	127,127,296	--	--
Industrials	104,209,550	104,209,550	--	--
Information Technology	124,908,258	123,784,004	--	1,124,254
Materials	25,105,803	25,105,799	--	4
Real Estate	6,228,211	6,228,211	--	--
Investment Companies	20,028,571	20,028,571	--	--
Money Market Funds	42,189,884	42,189,884	--	--
Total Investments in Securities:	$594,385,694	$593,261,436	$--	$1,124,258

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $35,390,053) — See accompanying schedule: Unaffiliated issuers (cost $492,432,285)	$552,195,810
Fidelity Central Funds (cost $42,189,884)	42,189,884
Total Investment in Securities (cost $534,622,169)		$594,385,694
Cash		1,731,132
Receivable for investments sold		3,164,891
Receivable for fund shares sold		742,413
Dividends receivable		22,271
Distributions receivable from Fidelity Central Funds		35,817
Other receivables		14,600
Total assets		600,096,818
Liabilities
Payable for investments purchased	$1,145,634
Payable for fund shares redeemed	728,787
Accrued management fee	283,275
Collateral on securities loaned	35,121,842
Total liabilities		37,279,538
Net Assets		$562,817,280
Net Assets consist of:
Paid in capital		$493,105,242
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,948,513
Net unrealized appreciation (depreciation) on investments		59,763,525
Net Assets, for 41,993,339 shares outstanding		$562,817,280
Net Asset Value, offering price and redemption price per share ($562,817,280 ÷ 41,993,339 shares)		$13.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$1,379,185
Income from Fidelity Central Funds (including $159,500 from security lending)		306,493
Total income		1,685,678
Expenses
Management fee	$1,896,380
Independent trustees' fees and expenses	1,167
Commitment fees	370
Total expenses before reductions	1,897,917
Expense reductions	(36,176)
Total expenses after reductions		1,861,741
Net investment income (loss)		(176,063)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,324,178
Fidelity Central Funds	1,343
Foreign currency transactions	585
Total net realized gain (loss)		10,326,106
Change in net unrealized appreciation (depreciation) on investment securities		59,820,458
Net gain (loss)		70,146,564
Net increase (decrease) in net assets resulting from operations		$69,970,501

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period May 25, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(176,063)	$(1,752)
Net realized gain (loss)	10,326,106	905
Change in net unrealized appreciation (depreciation)	59,820,458	(56,933)
Net increase (decrease) in net assets resulting from operations	69,970,501	(57,780)
Distributions to shareholders from net investment income	(36,508)	–
Distributions to shareholders from net realized gain	(164,284)	–
Total distributions	(200,792)	–
Share transactions
Proceeds from sales of shares	498,597,078	74,935,286
Reinvestment of distributions	200,792	–
Cost of shares redeemed	(80,571,061)	(56,744)
Net increase (decrease) in net assets resulting from share transactions	418,226,809	74,878,542
Total increase (decrease) in net assets	487,996,518	74,820,762
Net Assets
Beginning of period	74,820,762	–
End of period	$562,817,280	$74,820,762
Other Information
Shares
Sold	41,337,823	7,186,659
Issued in reinvestment of distributions	17,629	–
Redeemed	(6,543,326)	(5,446)
Net increase (decrease)	34,812,126	7,181,213

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth K6 Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)
Net realized and unrealized gain (loss)	3.00	.43
Total from investment operations	2.99	.42
Distributions from net investment income	–C	–
Distributions from net realized gain	(.01)	–
Total distributions	(.01)	–
Net asset value, end of period	$13.40	$10.42
Total ReturnD,E	28.72%	4.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.60%H
Expenses net of fee waivers, if any	.60%	.60%H
Expenses net of all reductions	.59%	.60%H
Net investment income (loss)	(.06)%	(.45)%H
Supplemental Data
Net assets, end of period (000 omitted)	$562,817	$74,821
Portfolio turnover rateI	114%J	79%J,K

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns for periods of less than one year are not annualized.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. Effective the close of business on February 2, 2018, the Fund was closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, net operating losses, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,989,537
Gross unrealized depreciation	(16,030,943)
Net unrealized appreciation (depreciation)	$57,958,594
Tax Cost	$536,427,100

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,727,967
Undistributed long-term capital gain	$25,479
Net unrealized appreciation (depreciation) on securities and other investments	$57,958,594

The tax character of distributions paid was as follows:

July 31, 2018
Ordinary Income	$182,538
Long-term Capital Gains	18,254
Total	$200,792

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $649,669,273 and $337,681,565, respectively.

Exchanges In-Kind. Investments and cash, received in-kind through subscriptions totaled $99,242,172 in exchange for 8,140,978 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,031 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $74,384,639 in exchange for 7,131,797 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $370 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,667,778. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $11,863 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $35,272 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $904.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth K6 Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended July 31, 2018 and for the period May 25, 2017 (commencement of operations) through July 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year ended July 31, 2018, and the changes in its net assets and the financial highlights for the year ended July 31, 2018 and for the period May 25, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.60%	$1,000.00	$1,092.10	$3.11
Hypothetical-C		$1,000.00	$1,021.82	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth K6 Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.268 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $43,721, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Small Cap Growth K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SCPK6-ANN-0918
1.9884011.101

Item 2.

Code of Ethics

As of the end of the period, July 31, 2018, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$75,000	$200	$18,300	$2,800
Fidelity Blue Chip Growth K6 Fund	$49,000	$100	$3,800	$1,200
Fidelity Flex Large Cap Growth Fund	$50,000	$100	$3,800	$1,300
Fidelity OTC Portfolio	$79,000	$100	$19,100	$1,800
Fidelity Real Estate Income Fund	$86,000	$200	$7,700	$3,400
Fidelity Series Blue Chip Growth Fund	$70,000	$100	$18,300	$1,900
Fidelity Series Real Estate Income Fund	$77,000	$100	$6,600	$2,100
Fidelity Series Small Cap Opportunities Fund	$42,000	$100	$5,300	$1,300

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$140,000	$200	$5,400	$3,400
Fidelity Blue Chip Growth K6 Fund	$39,000	$-	$3,700	$200
Fidelity Flex Large Cap Growth Fund	$40,000	$-	$3,700	$400
Fidelity OTC Portfolio	$63,000	$100	$6,200	$1,600
Fidelity Real Estate Income Fund	$165,000	$200	$7,200	$4,500
Fidelity Series Blue Chip Growth Fund	$65,000	$100	$5,400	$1,700
Fidelity Series Real Estate Income Fund	$78,000	$100	$6,500	$2,200
Fidelity Series Small Cap Opportunities Fund	$50,000	$100	$5,400	$1,400

A Amounts may reflect rounding.

B Fidelity Blue Chip Growth K6 Fund commenced operations on May 25, 2017. Fidelity Flex Large Cap Growth Fund commenced operation on March 8, 2017.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$4,400	$3,500	$2,200
Fidelity Dividend Growth Fund	$60,000	$5,100	$3,500	$2,500
Fidelity Growth & Income Portfolio	$67,000	$5,900	$7,000	$2,900
Fidelity Leveraged Company Stock Fund	$51,000	$4,500	$4,400	$2,200
Fidelity Small Cap Growth Fund	$54,000	$4,400	$3,500	$2,200
Fidelity Small Cap Growth K6 Fund	$41,000	$3,500	$3,900	$1,700
Fidelity Small Cap Value Fund	$51,000	$4,400	$3,300	$2,200

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$51,000	$4,900	$3,700	$2,300
Fidelity Dividend Growth Fund	$59,000	$5,700	$3,700	$2,700
Fidelity Growth & Income Portfolio	$66,000	$6,500	$6,800	$3,100
Fidelity Leveraged Company Stock Fund	$51,000	$5,100	$4,600	$2,400
Fidelity Small Cap Growth Fund	$56,000	$4,900	$3,500	$2,300
Fidelity Small Cap Growth K6 Fund	$34,000	$1,000	$3,500	$300
Fidelity Small Cap Value Fund	$51,000	$5,000	$3,500	$2,300

A Amounts may reflect rounding.

B Fidelity Small Cap Growth K6 Fund commenced operations on May 25, 2017.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$5,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Blue Chip Growth K6 Fund and Fidelity Flex Large Cap Growth Fund’s commencement of operations.

Services Billed by PwC

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$7,605,000	$6,070,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Small Cap Growth K6 Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2018A	July 31, 2017A,B
Deloitte Entities	$445,000	$560,000
PwC	$10,435,000	$7,575,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund and Fidelity Small Cap Growth K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 26, 2018